                                                        Exhibit 99.2




                                  APPENDIX A



                             GREAT AMERICAN POOL
                              TECHNICAL APPENDIX

                      AMERICAN PREMIER UNDERWRITERS, INC.

                         ANALYSIS OF SEPTEMBER 30, 1994
                   LOSS AND LOSS ADJUSTMENT EXPENSE RESERVES
                                      FOR
                         GREAT AMERICAN INSURANCE GROUP





                                Prepared for:

                                Special Committee of the Board of Directors
                                American Premier Underwriters, Inc.

                                Prepared by:

                                Joy A. Schwartzman, FCAS, Consulting Actuary
                                Spencer Gluck, FCAS, Consulting Actuary
                                Jay Votta, FCAS, Consulting Actuary

                                Milliman & Robertson, Inc.

                                December 9, 1994

                         GREAT AMERICAN INSURANCE GROUP
                         ------------------------------
                         ANALYSIS OF SEPTEMBER 30, 1994
                         ------------------------------
                   LOSS AND LOSS ADJUSTMENT EXPENSE RESERVES
                   -----------------------------------------

                               TABLE OF CONTENTS
                               -----------------
                                                                     PAGE
                                                                     ----
SCOPE OF ENGAGEMENT . . . . . . . . . . . . . . . . . . . . . . . . . .  1
SUMMARY OF FINDINGS . . . . . . . . . . . . . . . . . . . . . . . . . .  2
LIMITATIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  5

                                                                   EXHIBIT
                                                                   -------
GAIG LOSS AND LAE RESERVE . . . . . . . . . . . . . . . . . . . . . . .  1
POOL LOSS AND LAE RESERVE . . . . . . . . . . . . . . . . . . . . . . .  2
TRANSPORT INSURANCE GROUP LOSS AND LAE RESERVE  . . . . . . . . . . . .  3
STONEWALL INSURANCE COMPANY LOSS AND LAE RESERVE  . . . . . . . . . . .  4
AESLIC LOSS AND LAE RESERVE . . . . . . . . . . . . . . . . . . . . . .  5
MID-CONTINENT LOSS AND LAE RESERVE  . . . . . . . . . . . . . . . . . .  6
POOL:  COMPARISON OF LOSS RESERVE POSITION  . . . . . . . . . . . . . .  7
POOL:  COMPARISON OF LOSS, ALAE, AND
           ULAE RESERVES (SHEETS 1-3) . . . . . . . . . . . . . . . . .  8
POOL:  SUMMARY OF LOSS RATIOS AND LOSS RATIOS
           BY LINE OF BUSINESS (SHEETS 1-14)  . . . . . . . . . . . . .  9
SUBSIDIARIES:  LOSS RATIOS BY COMPANY (SHEETS 1-4)  . . . . . . . . . . 10
GAIG LOSS RATIO SUMMARY . . . . . . . . . . . . . . . . . . . . . . . . 11

                                                                   APPENDIX
                                                                   --------
GREAT AMERICAN POOL TECHNICAL APPENDIX  . . . . . . . . . . . . . . . .  A
SUBSIDIARIES TECHNICAL APPENDIX . . . . . . . . . . . . . . . . . . . .  B

SCOPE OF ENGAGEMENT
- -------------------
Milliman & Robertson, Inc. (M&R) has been engaged by the Special Committee of the Board of Directors of American Premier Underwriters, Inc. to conduct an independent analysis of the net loss and loss adjustment expense (LAE) reserves for the Great American Insurance Group (GAIG). This report discusses M&R's findings with regard to reserve adequacy net of all retrocessions as of September 30, 1994. This analysis excludes liabilities associated with asbestos and environmental (A&E) exposures, with the exception of the liabilities for the asbestos abatement and environmental impairment liability programs written by GAIG.

This report contains the results of complex actuarial projections. In order to fully comprehend this report, readers unfamiliar with actuarial analyses should be aided by a professional who is familiar with actuarial projection techniques. This report must be read in its entirety to be understood.

There is an important discussion of the LIMITATIONS on our analysis beginning on page 5 of this report.

This report is intended for the Special Committee of the Board of Directors of American Premier Underwriters, Inc. and their advisors. No other distribution, in whole or in part, is authorized without the prior written consent of M&R. M&R is available to answer any questions pertaining to this report.

Throughout this report all references to losses, loss reserves and incurred but not reported (IBNR) reserves are intended to include both loss and LAE, unless otherwise specified.

IBNR reserves are defined to include both reserves for unreported claims and adverse reserve development on reported claims.


SUMMARY OF FINDINGS
- -------------------
1. As of September 30, 1994, GAIG is carrying net statutory loss and LAE reserves of $2,180 million. These reserves include $130.5 million of reserves earmarked for A&E exposures. On the remaining $2,049 million of loss and LAE reserves, M&R indicates an undiscounted reserve redundancy of $100.7 million or 4.9%. (See Exhibit 1.)

2. The carried reserves of $2,049 million are comprised of $1,706 million for the Great American Pool (Pool) and $323 million for the subsidiaries:
    Transport, Stonewall Runoff, American Empire Surplus Lines (AESLIC) and Mid-Continent. There are also carried reserves of $20.4 million for National Interstate Insurance Company which is 51% owned by GAIC and consolidated into the statutory financial statements. The reserve redundancy of $100.7 million is split $57.0 million for the Pool, $43.0 million for the subsidiaries and $0.7 million for National Interstate.
    The reserve redundancy for the subsidiaries resides primarily in AESLIC.

3. The composition of the reserve redundancy by business segment for the Pool is provided in Exhibit 2. While the reserves for the Pool are redundant in total, the redundancy is composed of reserve redundancies and deficiencies by line of business. The business segments with the larger reserve redundancies are directors & officers (D&O) and general liability. The largest reserve deficiency resides with commercial multi-peril (CMP).

4. The discontinued or run-off operations within the Pool are Great American Reinsurance (GA Re) and Constellation. GA Re represents assumed reinsurance written by GAIG for the period 1979-1983. Constellation was owned by GAIG until it was sold on October 1, 1977. GAIG provided an unlimited stop loss reinsurance treaty for loss reserves above a designated retention as a term of the sale. Constellation claims have pierced the retention, and as a result, all liabilities for accidents occurring prior to October 1, 1977 are assumed by GAIG. M&R indicates a reserve deficiency of $9.8 million for GA Re and $7.0 million for Constellation.

5. We have compared the results of the M&R reserve review to the results of the GAIG internal reserve analysis for the business segments for which GAIG has completed their review at September 30, 1994. Exhibit 8, Sheet 1, shows that M&R developed a reserve redundancy of $44.3 million on an $847.5 million of carried loss (case plus IBNR) reserves. GAIG's indication for this same business is a $30.6 million redundancy as shown in Exhibit 7. Therefore, M&R has developed a reserve redundancy $13.7 million greater than GAIG's redundancy.

    For these same business segments, M&R developed a $32.3 million deficiency in ALAE reserves and a $6.9 million redundancy for ULAE reserves. GAIG has not completed their LAE reserve review at September 30, 1994 for these business segments.

6. The ultimate accident year loss and ALAE ratios implied by the ultimate losses underlying our reserve indications for all continuing operations within the Pool are provided in Exhibit 9, Sheets 1-14. The ultimate loss and ALAE ratios for the Pool (which excludes the subsidiaries) are as follows:


                             NET EARNED
            ACCIDENT          PREMIUM         LOSS AND
             YEAR            (MILLIONS)      ALAE RATIO
            --------         ----------      ----------
             1990            $  943.6          61.41%
             1991               966.5          57.10
             1992               985.8          56.16
             1993             1,018.2          57.16
             1994               786.2*         62.94

                    * Through September 30, 1994

    We observe a jump in loss ratios for 1994 which is attributable to CMP/Safepack, general liability/products liability/umbrella, fire, inland marine and D&O liability.

7. The components of the M&R indicated reserve for each of the four subsidiaries, Transport, Stonewall, AESLIC and Mid-Continent, are provided in Exhibits 3-6. While the reserve indication was computed by business segment, the carried reserves are available only for each subsidiary.

    The implied ultimate accident year loss and allocated loss adjustment expense (ALAE) ratios using the ultimate loss estimates underlying our reserve indications are provided in Exhibit 10, Sheet 1-4. A discussion of the methods underlying our reserve review for the subsidiaries is provided in Appendix B.

8. The underlying details of our reserve analysis for the Pool, including a discussion of our methodology and key assumptions, are provided in Appendix A of this report.

9. The loss and ALAE ratios by accident for the Pool companies plus the subsidiaries are provided in Exhibit 11.



LIMITATIONS
- -----------
1. We relied on and used data and other information supplied by GAIG. We did not audit or otherwise verify such data or information. To the extent that such information and data are inaccurate, the results of our review will also be inaccurate.

2. Our projections of reserve adequacy are based on reasonable actuarial procedures. However, projections of future events are uncertain and actual results will likely vary from these projections, perhaps materially.

3. The M&R indicated reserves are net of ceded reinsurance and, except for instances when a business unit carries a specific reserve for uncollectible reinsurance, assume that all reinsurance cessions as evaluated by GAIG are valid and collectible. The reserve estimate does not consider any contingent liabilities that could arise if the retrocessionaires do not meet their obligations to GAIG.

4. There are certain business segments in runoff for which historical data is limited or unavailable, specifically Constellation Reinsurance, Stonewall Insurance Company, and the special risk, motor carrier business and workers compensation business segments of Transport Insurance Company. As a result, standard actuarial procedures could not be applied. We developed our reserve estimate by supplementing the data provided to us with data from other sources available to M&R. While we have tried to obtain a reasonable matching of external and internal data, there is currently no way to test the validity of our assumptions. As a result, there is additional uncertainty associated with our reserve estimates for Stonewall Insurance Company, Constellation Reinsurance and the runoff business segments of Transport Insurance Company.

5. There are approximately $195 million of carried reserves in the Great American Pool included in the "Other Reserves" business segment for which M&R was provided no information. More than 50% of these reserves are represented by pools such as the National Compensation Reinsurance Pool, which is a residual market facility for workers compensation risks, and the IRI Pool which is a pool for large highly protected property risks. GAIG has represented to M&R that they book the reserves that are reported to them by the pools, thereby assuming that the reported reserves are sufficient. This is a fairly common practice within the insurance industry. M&R has included no reserve redundancy or deficiency for these business segments. M&R has not performed any analysis to determine the reasonableness of the reported reserves.

6. There are approximately $24 million of carried case reserves in the subsidiaries Transport and AESLIC for which M&R was provided no information. GAIG does not carry IBNR reserves for these business segments, so there is no provision for future reported claims. M&R has not included any reserve redundancy or deficiency for these business segments due to the lack of information and the magnitude of the carried reserves. M&R has not performed any analysis to determine the reasonableness of the reported reserves. However, based on a brief description of the business underlying the case reserves, there is likely to be adverse reserve development on some of the segments. M&R's reserve indication for the subsidiaries does not consider this potential reserve deficiency.

7. This report is intended for the Special Committee of the Board of Directors of American Premier Underwriters, Inc. and their advisors. No other distribution, in whole or in part, is authorized without the prior written consent of M&R. M&R is available to answer any questions pertaining to this report.

                                                                 Exhibit 1

                         GREAT AMERICAN INSURANCE GROUP

                    Loss and Loss Adjustment Expense Reserve

                               Net of Reinsurance
                 Excluding Asbestos and Environmental Exposures
                              (amounts in $000's)


                                         (1)                  (2)               (3)               (4)                   (5)
                                                                           = (1) - (2)                              = (3) - (4)

                                    Total                A&E (a)          Loss & LAE         M&R Indicated
                                  Loss & LAE           Loss & LAE           Reserves           Loss & LAE
                                   Reserves             Reserves          Excluding A&E         Reserves
                                   Carried              Carried             Carried           Excluding A&E         Redundancy
                                  at 9/30/94           at 9/30/94          at 9/30/94          at 9/30/94         / (Deficiency)
                                 -----------          -----------         ------------         ------------       --------------
GREAT AMERICAN POOL                1,767,431               61,362            1,706,069            1,649,029               57,040

GAIC SUBSIDIARIES
  Transport                           15,022                  224               14,798               14,184                  614
  Stonewall Runoff                    99,604               61,963               37,641               37,465                  176
  Amer Empire Surplus Lines          215,182                6,573              208,609              164,953               43,656
  Mid-Continent                       62,213                  352               61,861               63,342               (1,481)
  -------------                  -----------          -----------         ------------         ------------       --------------
  Subtotal                           392,021               69,112              322,909              279,944               42,965

TOTAL                              2,159,452              130,474            2,028,978            1,928,973              100,005

National Interstate Insurance (b)     20,371                    0               20,371               19,682                  689

GRAND TOTAL                        2,179,823              130,474            2,049,349            1,948,655              100,694


Notes:
  (a)  A&E represents asbestos and environmental
  (b)  Great American Insurance Group owns 51% of National Interstate Insurance Company.
         The reserve values represent the 100% company reserves.

                                                                    Exhibit 2

                         GREAT AMERICAN INSURANCE GROUP

                              Great American Pool

                               Net of Reinsurance
                 Excluding Asbetsos and Environmental Exposures
                              (amounts in $000's)


                                            (1)                  (2)                  (3)
                                                                                 = (1) - (2)
                                           Total                 M&R
                                        Loss & LAE            Indicated
                                         Reserves            Loss & LAE
                                          Carried             Reserves            Redundancy
                                        at 9/30/94           at 9/30/94        / (Deficiency)
                                      -------------         ------------       --------------
GREAT AMERICAN
- --------------
    Workers' Comp                          218,290              211,102                7,188
    CMP (incl. Safepak)                    280,566              300,732              (20,166)
    Auto Liability                         250,025              227,755               22,270
    General Liability (incl. CUB)          225,594              191,844               33,750
    Fire                                     2,539                1,160                1,379
    Homeowners                              24,788               31,919               (7,131)
    Ocean Marine                            18,158               30,227              (12,069)
    Inland Marine                           21,280               20,991                  289
    Auto Physical Damage                     5,138                1,501                3,637
    Misc. Schedule O                         3,531               16,590              (13,059)
    Misc. Other P & L                        4,862                2,065                2,798
    Cats                                     5,236                5,236                    0
    -----------------------------         --------             --------             --------
    Subtotal                             1,060,007            1,041,122               18,885


GAIC - OTHER
- ------------
    D&O                                    205,236              157,910               47,326
    Eden Park                               19,148               20,813               (1,665)
    Agricultural E & S                      40,515               40,982                 (467)
    Transport & Tico Assumed                79,516               77,895                1,621
    NSA Stop-Loss                            5,000                5,000                    0
  * GA Re Inc.                              20,887               30,680               (9,793)
  * Constellation                           34,467               41,424               (6,957)
    Legal Professional                      12,519               18,168               (5,649)
    Asbestos Abatement                      31,411               17,672               13,739
    Lender's                                   391                  391                    0
    Non-reviewed                           195,527              195,527                    0
    -----------------------------         --------             --------             --------
    Subtotal                               644,617              606,462               38,155

CARRIED RESERVE
RECONCILIATION DISCREPANCY                   1,445                1,445                    0
- --------------------------

TOTAL                                    1,706,069            1,649,029               57,040

  * Discontinued Operations

                                                                 Exhibit 3




                         GREAT AMERICAN INSURANCE GROUP

                           Transport Insurance Group

                               Net of Reinsurance
                 Excluding Asbetsos and Environmental Exposures
                              (amounts in $000's)


                                                (1)           (2)            (3)

                                               Total          M&R
                                            Loss & LAE     Indicated
                                             Reserves      Loss & LAE     Redundancy
                                              Carried       Reserves     /(Deficiency)
Line of Business                            at 9/30/94     at 9/30/94      (1) - (2)
- ----------------                            ----------     ----------      ---------
Large Fleet Automobile Liability                              $34,539
Large Fleet Automobile Physical Damage                            251
Small Fleet Automobilie Liability                               9,827
Small Fleet Automobile Physical Damage                             61
Non-Standard Automobile Liability                               7,708
Non-Standard Automobile Physical Damage                           556
Workers' Compensation                                          15,606
Commercial Automobile Liability and
      Workers' Compensation (Motor Carrier)                    19,241
Special Risk (Motor Carrier)                                   14,350

Subtotal                                                     $102,139

Other Cessions  (a)                                          (107,031)
Reserves for $4M excess $1M                                     2,809
Other Assumptions                                                   0
Environmental                                                    (224)
Non-Reviewed                                                   16,491

Total                                          $14,798        $14,184           $614

Notes:
    (a) Other cessions include $76.8 million to Great American, $14.4 million of Special Risk to American Empire Surplus Lines Insurance Company, and $15.9 million of Motor Carrier to American Empire Surplus Lines Insurance Company.

                                                                  Exhibit 4



                         GREAT AMERICAN INSURANCE GROUP

                          Stonewall Insurance Company
                                  (in Runoff)

                               Net of Reinsurance
                 Excluding Asbetsos and Environmental Exposures
                              (amounts in $000's)


                                  (1)          (2)            (3)

                              Total            M&R
                           Loss & LAE       Indicated
                             Reserves      Loss & LAE      Redundancy
                             Carried        Reserves     /(Deficiency)
Line of Business            at 9/30/94     at 9/30/94      (1) - (2)
- ----------------            ----------     ----------      ---------

Primary Buffer                                $2,962
Excess & Umbrella                             27,088
DIA - Los Angeles                              4,449
DIA - London                                   2,966

Subtotal                                     $37,465

Other Cessions                                     0
Other Assumptions                                  0
Environmental                                      0
Non-Reviewed                                       0

Total                         $37,641        $37,465           $176

                                                                 Exhibit 5




                         GREAT AMERICAN INSURANCE GROUP

                American Empire Surplus Lines Insurance Company

                               Net of Reinsurance
                 Excluding Asbetsos and Environmental Exposures
                              (amounts in $000's)





                                                                                   (1)            (2)            (3)

                                                                                  Total           M&R
                                                                               Loss & LAE      Indicated
                                                                                Reserves      Loss & LAE     Redundancy
                                                                                 Carried       Reserves    /(Deficiency)
Line of Business                                                               at 9/30/94     at 9/30/94      (1) - (2)
- ----------------                                                               ----------     ----------      ---------
Combined Property Lines                                                                           $1,933
Short Tail Casualty                                                                               43,306
Asbestos Abatement                                                                                 1,766
Claims Made                                                                                          993
Long Tail Casualty                                                                                23,338
Medical Professional                                                                                 306
Naughton Programs                                                                                 16,262
Self Insured Retention                                                                            12,460
Facultative Reinsurance                                                                            3,295
Long Tail Fidelity (Fidelity Environmental)                                                       11,276
Short Tail Fidelity (Fidelity Environmental)                                                       7,103
Buffer Liability (Stonewall Surplus Lines Insurance Company)                                         487
Claims Made (Stonewall Surplus Lines Insurance Company)                                              175
Primary Oil (Stonewall Surplus Lines Insurance Company)                                              765
Primary Property and Casualty (Stonewall Surplus Lines Insurance Company)                          1,780
Self Insured Retention Auto (Stonewall Surplus Lines Insurance Company)                              508
Self Insured Retention Non-Auto (Stonewall Surplus Lines Insurance Company)                          562
Umbrella (Stonewall Surplus Lines Insurance Company)                                               3,589

Subtotal                                                                                        $129,904

Other Cessions                                                                                         0
Other Assumptions  (b)                                                                            35,648
Environmental                                                                                     (6,573)
Non-Reviewed  (a)                                                                                  5,974

Total                                                                            $208,609       $164,953        $43,656

Notes:
     (a) The non-reviewed reserves include $5 million for TID solvency, $1.114 million for commutations, $1 million for 1984 and prior, and a credit $1.14 million for salvage and subrogation.
     (b) Other assumptions include $5.4 million from Republic Indemnity of California, $15.9 million from Transport Motor Carrier, and $14.4 million from Transport Special Risk.

                                                                  Exhibit 6

                         GREAT AMERICAN INSURANCE GROUP

                        Mid-Continent Insurance Company

                               Net of Reinsurance
                 Excluding Asbetsos and Environmental Exposures
                              (amounts in $000's)


                                                (1)            (2)            (3)

                                               Total            M&R
                                            Loss & LAE      Indicated
                                             Reserves      Loss & LAE     Redundancy
                                             Carried        Reserves    /(Deficiency)
Line of Business                            at 9/30/94     at 9/30/94      (1) - (2)
- ----------------                            ----------     ----------      ---------

Personal Automobile Liability                                  $7,140
Commercial Automobile Liability                                15,002
Automobile Physical Damage                                        844
Workers' Compensation                                          18,947
Other Liability                                                14,468
Products Liability                                              1,312
Property                                                          804
Surety & Fidelity                                                 482
Umbrella                                                          587
Automobile Liablity (Oklahoma Surety)                           2,118
Automobile Physical Damage (Oklahoma Surety)                      127

Subtotal                                                      $61,831

Other Cessions                                                      0
Other Assumptions                                                   0
Environmental                                                    (352)
Non-Reviewed  (a)                                               1,863

Total                                          $61,861        $63,342        ($1,481)

Notes:
     (a) Non-reviewed reserves include case reserve for large deductibles plus reconciliation items.

                                                                  Exhibit 7

                         GREAT AMERICAN INSURANCE GROUP

                              Great American Pool

                               Net of Reinsurance
                 Excluding Asbetsos and Environmental Exposures
                              (amounts in $000's)


                                               (1)                 (2)                  (3)
                                                                                   = (2) - (1)
                                              GAIC                 M&R
                                           Indicated            Indicated
                                         Loss Reserve         Loss Reserve
                                           Position             Position
                                          at 9/30/94           at 9/30/94           Difference
                                         ------------         ------------          ----------
GREAT AMERICAN
- --------------
    Workers' Comp                              1,621                2,072                  451
    CMP                                       16,622                5,688              (10,934)
    Auto Liability                            25,544               23,005               (2,539)
    General Liability (incl. CUB)              3,466               24,812               21,346
    Fire                                       1,241                  851                 (390)
    Homeowners                                (1,437)              (4,708)              (3,271)
    Ocean Marine                             (13,323)              (8,779)               4,544
    Inland Marine                                885                1,031                  146
    Auto Physical Damage                      (1,027)               3,904                4,931
    Misc. Schedule O                          (4,974)              (6,000)              (1,026)
    Misc. Other P & L                          1,992                2,392                  400
    Cats                                           0                    0                    0
    -------------------------------          -------              -------              -------
    Subtotal                                  30,610               44,268               13,658



                                                                   Exhibit 8
                                                                     Sheet 1
                         GREAT AMERICAN INSURANCE GROUP

                              Great American Pool

                               Net of Reinsurance
                 Excluding Asbetsos and Environmental Exposures
                              (amounts in $000's)

                   Comparison of M&R to Carried Loss Reserves

                                              (1)                  (2)                   (3)
                                                                                    = (1) - (2)

                                             GAIC                  M&R
                                           Carried             Indicated
                                         Loss Reserve         Loss Reserve           Redundancy
                                          at 9/30/94           at 9/30/94          /(Deficiency)
                                        --------------       --------------       ---------------
GREAT AMERICAN
- --------------
    Workers' Comp                            183,877              181,805                2,072
    CMP                                      196,363              190,675                5,688
    Auto Liability                           220,660              197,655               23,005
    General Liability (incl. CUB)            176,331              151,519               24,812
    Fire                                       1,777                  926                  851
    Homeowners                                20,674               25,382               (4,708)
    Ocean Marine                              14,339               23,118               (8,779)
    Inland Marine                             17,760               16,729                1,031
    Auto Physical Damage                       3,831                  (73)               3,904
    Misc. Schedule O                           2,883                8,883               (6,000)
    Misc. Other P & L                          3,778                1,386                2,392
    Cats                                       5,236                5,236                    0
    --------------------------------       ---------            ---------            ---------
    Subtotal                                 847,509              803,241               44,268

                                                                  Exhibit 8
                                                                    Sheet 2

                         GREAT AMERICAN INSURANCE GROUP

                              Great American Pool

                               Net of Reinsurance
                 Excluding Asbetsos and Environmental Exposures
                              (amounts in $000's)

                   Comparison of M&R to Carried ALAE Reserves

                                             (1)                  (2)                  (3)
                                                                                   = (1) - (2)

                                            GAIC                  M&R
                                          Carried              Indicated
                                        ALAE Reserve         ALAE Reserve           Redundancy
                                         at 9/30/94           at 9/30/94           /(Deficiency)
                                       -------------        --------------        ---------------

GREAT AMERICAN
- --------------
    Workers' Comp                             14,942               14,128                  814
    CMP                                       67,475               94,437              (26,962)
    Auto Liability                            17,083               17,961                 (878)
    General Liability (incl. CUB)             38,966               31,989                6,977
    Fire                                         321                  208                  113
    Homeowners                                 2,522                4,641               (2,119)
    Ocean Marine                               3,164                5,539               (2,375)
    Inland Marine                              2,814                3,916               (1,102)
    Auto Physical Damage                         348                1,424               (1,076)
    Misc. Schedule O                             346                6,471               (6,125)
    Misc. Other P & L                          1,035                  578                  457
    Cats                                           0                    0                    0
    ---------------------------------       --------             --------             --------
    Subtotal                                 149,016              181,292              (32,276)

                                                                   Exhibit 8
                                                                     Sheet 3

                         GREAT AMERICAN INSURANCE GROUP

                              Great American Pool

                               Net of Reinsurance
                 Excluding Asbetsos and Environmental Exposures
                              (amounts in $000's)

                   Comparison of M&R to Carried ULAE Reserves

                                               (1)                  (2)                  (3)
                                                                                    = (1) - (2)

                                                GAIC                M&R
                                              Carried            Indicated
                                           ULAE Reserve         ULAE Reserve         Redundancy
                                            at 9/30/94           at 9/30/94        /(Deficiency)
                                           ------------         ------------       -------------
GREAT AMERICAN
- --------------
    Workers' Comp                             19,471               15,169                4,302
    CMP                                       16,728               15,620                1,108
    Auto Liability                            12,282               12,139                  143
    General Liability (incl. CUB)             10,297                8,336                1,961
    Fire                                         441                   26                  415
    Homeowners                                 1,592                1,896                 (304)
    Ocean Marine                                 655                1,570                 (915)
    Inland Marine                                706                  346                  360
    Auto Physical Damage                         959                  150                  809
    Misc. Schedule O                             302                1,236                 (934)
    Misc. Other P & L                             49                  101                  (52)
    Cats                                           0                    0                    0
    ---------------------------------       --------             --------             --------
    Subtotal                                  63,482               56,589                6,893

                                                                Exhibit 9
                                                                  Sheet 1

                         GREAT AMERICAN INSURANCE GROUP

                              Great American Pool
                 Excluding Asbestos and Environmental Exposures
                              (amounts in $000's)

                Net Loss and ALAE Ratio as of September 30, 1994

                                Total GAIC Pool


                          (1)                 (2)                 (3)                 (4)                     (5)
                          M&R                                                                                 M&R
                       Indicated              M&R                 M&R                                      Indicated
                        Ultimate           Indicated           Indicated              Net                 Loss & ALAE
      Accident            Loss              Ultimate            Ultimate             Earned                  Ratio
        Year          Gross of S&S            ALAE                 S&S              Premium             [(1)+(2)-(3)]/(4)
        ----          ------------            ----                 ---              -------             -----------------
          1990           544,456              57,067              22,034             943,632                  61.41%
          1991           509,794              62,034              19,968             966,461                  57.10%
          1992           517,378              56,609              20,351             985,844                  56.16%
          1993           550,491              55,445              23,967           1,018,155                  57.16%
          1994           468,648              45,520              19,348             786,189                  62.94%
      ---------       ----------          ----------          ----------          ----------              ----------
         Total         2,590,767             276,675             105,668           4,700,281                  58.76%

      Note:
      Excluding: Cats, Transport & Tico Assumed, NSA Stop-Loss, GA Re Inc., Constellation,
      Lender's Services, Non-Reviewed.

                                                                Exhibit 9
                                                                  Sheet 2
                         GREAT AMERICAN INSURANCE GROUP

                              Great American Pool
                 Excluding Asbestos and Environmental Exposures
                              (amounts in $000's)

                Net Loss and ALAE Ratio as of September 30, 1994

                              Total Personal Auto


                          (1)                 (2)                 (3)                 (4)                      (5)

                          M&R                                                                                  M&R
                       Indicated              M&R                 M&R                                      Indicated
                        Ultimate           Indicated           Indicated              Net                 Loss & ALAE
      Accident            Loss              Ultimate            Ultimate             Earned                  Ratio
        Year         Gross of S&S             ALAE                 S&S              Premium           [(1)+(2)-(3)]/(4)
        ----         ------------             ----                 ---              -------           -----------------
          1990            97,374               3,563               6,267             139,189                  68.01%
          1991           101,958               3,608               5,890             164,688                  60.52%
          1992           127,700               4,158               7,252             204,629                  60.89%
          1993           151,743               4,712               9,388             224,255                  65.58%
          1994           118,466               3,622               7,457             176,159                  65.07%
     ---------         ---------           ---------           ---------           ---------               ---------
         Total           597,240              19,663              36,255             908,920                  63.88%

                                                                   Exhibit 9
                                                                     Sheet 3



                         GREAT AMERICAN INSURANCE GROUP

                              Great American Pool
                 Excluding Asbestos and Environmental Exposures
                              (amounts in $000's)

                Net Loss and ALAE Ratio as of September 30, 1994

                                  Homeowners'



                          (1)                 (2)                 (3)                 (4)                      (5)

                          M&R                                                                                  M&R
                       Indicated              M&R                 M&R                                      Indicated
                        Ultimate           Indicated           Indicated              Net                 Loss & ALAE
      Accident            Loss              Ultimate            Ultimate             Earned                  Ratio
        Year         Gross of S&S             ALAE                 S&S              Premium           [(1)+(2)-(3)]/(4)
        ----         ------------             ----                 ---              -------           -----------------
          1990            46,045               2,861               1,366              79,901                  59.50%
          1991            45,169               2,747                 964              86,396                  54.35%
          1992            39,209               2,229                 496              82,463                  49.65%
          1993            46,752               2,270                 661              78,111                  61.91%
          1994            37,474               1,811                 665              61,623                  62.67%
     ---------         ---------           ---------           ---------           ---------               ---------
         Total           214,649              11,918               4,152             388,494                  57.25%

                                                               Exhibit 9
                                                                 Sheet 4
                         GREAT AMERICAN INSURANCE GROUP

                              Great American Pool
                 Excluding Asbestos and Environmental Exposures
                              (amounts in $000's)

                Net Loss and ALAE Ratio as of September 30, 1994

                             Total Commercial Auto


                           (1)                  (2)                (3)                 (4)                    (5)

                           M&R                                                                                M&R
                       Indicated               M&R                  M&R                                    Indicated
                        Ultimate            Indicated            Indicated             Net                Loss & ALAE
      Accident            Loss              Ultimate             Ultimate             Earned                  Ratio
        Year          Gross of S&S            ALAE                  S&S              Premium           [(1)+(2)-(3)]/(4)
        ----          ------------            ----                  ---              -------           -----------------
          1990            61,905               3,762               2,810             105,385                  59.65%
          1991            51,233               4,111               2,835              96,683                  54.31%
          1992            46,865               3,639               2,967              90,338                  52.62%
          1993            47,617               3,777               2,717              81,069                  60.04%
          1994            35,832               2,686               1,820              62,292                  58.91%
      ---------        ---------           ---------           ---------           ---------              ---------
         Total           243,453              17,975              13,148             435,767                  56.98%

                                                                    Exhibit 9
                                                                      Sheet 5
                         GREAT AMERICAN INSURANCE GROUP

                              Great American Pool
                 Excluding Asbestos and Environmental Exposures
                              (amounts in $000's)

                Net Loss and ALAE Ratio as of September 30, 1994

                                 CMP + Safepak

                           (1)                  (2)                (3)                 (4)                    (5)

                           M&R                                                                                M&R
                       Indicated               M&R                  M&R                                    Indicated
                        Ultimate            Indicated            Indicated             Net                Loss & ALAE
      Accident            Loss              Ultimate             Ultimate             Earned                  Ratio
        Year          Gross of S&S            ALAE                  S&S              Premium           [(1)+(2)-(3)]/(4)
        ----          ------------            ----                  ---              -------           -----------------
          1990           120,399              25,803               3,576             223,924                  63.69%
          1991           120,749              27,112               4,036             213,955                  67.22%
          1992           102,385              23,345               3,385             188,895                  64.77%
          1993            86,248              22,099               2,812             173,488                  60.83%
          1994            78,440              18,195               2,773             141,665                  66.26%
      ---------        ---------           ---------           ---------           ---------              ---------
         Total           508,221             116,554              16,582             941,927                  64.57%

                                                                   Exhibit 9
                                                                     Sheet 6
                         GREAT AMERICAN INSURANCE GROUP

                              Great American Pool
                 Excluding Asbestos and Environmental Exposures
                              (amounts in $000's)

                Net Loss and ALAE Ratio as of September 30, 1994

             General Liability + Products + Professional Liability



                           (1)                  (2)                (3)                 (4)                    (5)

                           M&R                                                                                M&R
                       Indicated               M&R                  M&R                                    Indicated
                        Ultimate            Indicated            Indicated             Net                Loss & ALAE
      Accident            Loss              Ultimate             Ultimate             Earned                  Ratio
        Year          Gross of S&S            ALAE                  S&S              Premium           [(1)+(2)-(3)]/(4)
        ----          ------------            ----                  ---              -------           -----------------
          1990            11,828               5,024                 762              37,364                  43.06%
          1991             9,990               4,590                 163              31,472                  45.81%
          1992            12,811               4,625                 218              31,404                  54.83%
          1993            13,638               4,903                 228              38,990                  46.97%
          1994             9,683               4,173                 212              21,167                  64.46%
      ---------        ---------           ---------           ---------           ---------              ---------
         Total            57,950              23,315               1,583             160,397                  49.68%

                                                                Exhibit 9
                                                                  Sheet 7
                         GREAT AMERICAN INSURANCE GROUP

                              Great American Pool
                 Excluding Asbestos and Environmental Exposures
                              (amounts in $000's)

                Net Loss and ALAE Ratio as of September 30, 1994

                           Umbrella including C.U.B.


                           (1)                  (2)                (3)                 (4)                    (5)

                           M&R                                                                                M&R
                       Indicated               M&R                  M&R                                    Indicated
                        Ultimate            Indicated            Indicated             Net                Loss & ALAE
      Accident            Loss              Ultimate             Ultimate             Earned                  Ratio
        Year          Gross of S&S            ALAE                  S&S              Premium           [(1)+(2)-(3)]/(4)
        ----          ------------            ----                  ---              -------           -----------------
          1990            16,041                 729                   0              48,900                  34.29%
          1991            23,778               1,340                   0              54,290                  46.27%
          1992            26,200               1,230                   0              49,297                  55.64%
          1993            24,526               1,186                   0              44,693                  57.53%
          1994            11,521                 562                   0              19,202                  62.92%
      ---------        ---------           ---------           ---------           ---------              ---------
         Total           102,066               5,047                   0             216,382                  49.50%


                                                                Exhibit 9
                                                                  Sheet 8
                         GREAT AMERICAN INSURANCE GROUP

                              Great American Pool
                 Excluding Asbestos and Environmental Exposures
                              (amounts in $000's)

                Net Loss and ALAE Ratio as of September 30, 1994

   Umbrella including C.U.B. and General Liability + Products + Professional
                                   Liability


                           (1)                  (2)                (3)                 (4)                    (5)

                           M&R                                                                                M&R
                       Indicated               M&R                  M&R                                    Indicated
                        Ultimate            Indicated            Indicated             Net                Loss & ALAE
      Accident            Loss              Ultimate             Ultimate             Earned                  Ratio
        Year          Gross of S&S            ALAE                  S&S              Premium           [(1)+(2)-(3)]/(4)
        ----          ------------            ----                  ---              -------           -----------------
          1990            27,869               5,753                 762              86,264                  38.09%
          1991            33,768               5,930                 163              85,762                  46.10%
          1992            39,011               5,855                 218              80,701                  55.33%
          1993            38,164               6,089                 228              83,683                  52.61%
          1994            21,204               4,735                 212              40,369                  63.73%
      ---------        ---------           ---------           ---------           ---------              ---------
         Total           160,016              28,362               1,583             376,779                  49.58%


                                                                Exhibit 9
                                                                  Sheet 9
                         GREAT AMERICAN INSURANCE GROUP

                              Great American Pool
                 Excluding Asbestos and Environmental Exposures
                              (amounts in $000's)

                Net Loss and ALAE Ratio as of September 30, 1994

                          Total Workers' Compensation


                           (1)                  (2)                (3)                 (4)                    (5)

                           M&R                                                                                M&R
                       Indicated               M&R                  M&R                                    Indicated
                        Ultimate            Indicated            Indicated             Net                Loss & ALAE
      Accident            Loss              Ultimate             Ultimate             Earned                  Ratio
        Year          Gross of S&S            ALAE                  S&S              Premium           [(1)+(2)-(3)]/(4)
        ----          ------------            ----                  ---              -------           -----------------
          1990            87,224               5,149               3,489             115,302                  77.09%
          1991            68,843               4,704               2,165             102,847                  69.41%
          1992            62,870               4,525               1,706              96,233                  68.26%
          1993            44,663               3,106               1,343              83,485                  55.61%
          1994            36,626               2,273               1,127              70,935                  53.25%
      ---------        ---------           ---------           ---------           ---------              ---------
         Total           300,226              19,757               9,830             468,802                  66.16%

                                                                  Exhibit 9
                                                                   Sheet 10
                         GREAT AMERICAN INSURANCE GROUP

                              Great American Pool
                 Excluding Asbestos and Environmental Exposures
                              (amounts in $000's)

                Net Loss and ALAE Ratio as of September 30, 1994

                                      Fire


                           (1)                  (2)                 (3)                 (4)                    (5)

                           M&R                                                                                 M&R
                        Indicated               M&R                 M&R                                     Indicated
                         Ultimate            Indicated           Indicated               Net               Loss & ALAE
       Accident            Loss               Ultimate            Ultimate              Earned                Ratio
         Year          Gross of S&S             ALAE                 S&S               Premium          [(1)+(2)-(3)]/(4)
         ----          ------------             ----                 ---               -------          -----------------
          1990             2,587                 113                  56              14,617                  18.09%
          1991             3,780                 208                  39              14,103                  28.00%
          1992             2,781                 154                 111              14,041                  20.11%
          1993             3,281                 127                 128              18,784                  17.46%
          1994             2,785                 115                 107               9,179                  30.42%
      ---------        ---------              ---------          ---------          ---------               ---------
         Total            15,214                 717                 441              70,724                  21.90%

                                                                Exhibit 9
                                                                 Sheet 11
                         GREAT AMERICAN INSURANCE GROUP

                              Great American Pool
                 Excluding Asbestos and Environmental Exposures
                              (amounts in $000's)

                Net Loss and ALAE Ratio as of September 30, 1994

                                  Ocean Marine


                           (1)                  (2)                 (3)                 (4)                    (5)

                           M&R                                                                                 M&R
                        Indicated               M&R                 M&R                                     Indicated
                         Ultimate            Indicated           Indicated               Net               Loss & ALAE
       Accident            Loss               Ultimate            Ultimate              Earned                Ratio
         Year          Gross of S&S             ALAE                 S&S               Premium          [(1)+(2)-(3)]/(4)
         ----          ------------             ----                 ---               -------          -----------------
          1990            15,062               1,671               1,702              18,761                  80.12%
          1991            16,446               1,790               1,580              22,528                  73.93%
          1992            21,935               2,170               2,381              32,211                  67.44%
          1993            33,107               3,289               4,859              44,959                  70.15%
          1994            26,011               2,685               3,404              36,653                  69.00%
      ---------        ---------              ---------          ---------          ---------               ---------
         Total           112,561              11,605              13,926             155,112                  71.07%

                                                                Exhibit 9
                                                                 Sheet 12
                         GREAT AMERICAN INSURANCE GROUP

                              Great American Pool
                 Excluding Asbestos and Environmental Exposures
                              (amounts in $000's)

                Net Loss and ALAE Ratio as of September 30, 1994

                                 Inland Marine


                           (1)                  (2)                 (3)                 (4)                    (5)

                           M&R                                                                                 M&R
                        Indicated               M&R                 M&R                                     Indicated
                         Ultimate            Indicated           Indicated               Net               Loss & ALAE
       Accident            Loss               Ultimate            Ultimate              Earned                Ratio
         Year          Gross of S&S             ALAE                 S&S               Premium          [(1)+(2)-(3)]/(4)
         ----          ------------             ----                 ---               -------          -----------------
          1990            20,383                 831               1,139              59,468                  33.76%
          1991            21,730               2,569                 722              60,724                  38.83%
          1992            16,056               1,291                 891              60,217                  27.33%
          1993            27,475               2,207               1,025              68,798                  41.65%
          1994            27,675               2,213               1,139              55,268                  52.02%
      ---------        ---------              ---------          ---------          ---------               ---------
         Total           113,319               9,111               4,916             304,475                  38.60%

                                                                 Exhibit 9
                                                                  Sheet 13
                         GREAT AMERICAN INSURANCE GROUP

                              Great American Pool
                 Excluding Asbestos and Environmental Exposures
                              (amounts in $000's)

                Net Loss and ALAE Ratio as of September 30, 1994

                                     D & O


                           (1)                  (2)                 (3)                 (4)                    (5)

                           M&R                                                                                 M&R
                        Indicated               M&R                 M&R                                     Indicated
                         Ultimate            Indicated           Indicated               Net               Loss & ALAE
       Accident            Loss               Ultimate            Ultimate              Earned                Ratio
         Year          Gross of S&S             ALAE                 S&S               Premium          [(1)+(2)-(3)]/(4)
         ----          ------------             ----                 ---               -------          -----------------
          1990            42,707               2,989                   0              39,596                 115.41%
          1991            14,571               1,020                   0              48,570                  32.10%
          1992            24,644               1,725                   0              61,610                  42.80%
          1993            34,992               2,449                   0              69,983                  53.50%
          1994            47,575               3,330                   0              65,789                  77.38%
      ---------        ---------            ---------            ---------          ---------               ---------
         Total           164,489              11,513                   0             285,548                  61.64%

                                                                  Exhibit 9
                                                                   Sheet 14
                         GREAT AMERICAN INSURANCE GROUP

                              Great American Pool
                 Excluding Asbestos and Environmental Exposures
                              (amounts in $000's)

                Net Loss and ALAE Ratio as of September 30, 1994

                                     Other


                           (1)                  (2)                 (3)                 (4)                    (5)

                           M&R                                                                                 M&R
                        Indicated               M&R                 M&R                                     Indicated
                         Ultimate            Indicated           Indicated               Net               Loss & ALAE
       Accident            Loss               Ultimate            Ultimate              Earned                Ratio
         Year          Gross of S&S             ALAE                 S&S               Premium          [(1)+(2)-(3)]/(4)
         ----          ------------             ----                 ---               -------          -----------------
          1990            22,735               4,572                 867              61,225                  43.18%
          1991            31,323               8,235               1,574              70,205                  54.10%
          1992            33,627               7,518                 944              74,506                  53.96%
          1993            36,025               5,320                 806              91,540                  44.29%
          1994            36,149               3,856                 644              66,257                  59.41%
      ---------        ---------            ---------            ---------          ---------               ---------
        Total            159,859              29,501               4,835             363,733                  50.73%


      Note:
      Other Includes: Agricultural E&S, Misc. Schedule O, Misc. Other P&L, Legal Professional, Eden Park, Asbestos Abatement.

                                                                                                                Exhibit 10
                                                                                                                   Sheet 1

                                                  GREAT AMERICAN INSURANCE GROUP

                                                     Transport Insurance Group
                                           Excluding Asbestos and Enviromental Exposures
                                                      (amounts in thousands)

                                         Net Loss and ALAE Ratio as of September 30, 1994

                                 M&R Indicated Ultimate Loss and ALAE Net of Salvage & Subrogation
                    ------------------------------------------------------------------------------------------
                                 Large                           Small                           Non-
                 Large           Fleet          Small            Fleet            Non-         Standard
                 Fleet          Physical        Fleet           Physical        Standard      Automobile
Accident       Automobile      Automobile      Automobile      Automobile      Automobile      Physical      Workers'
  Year         Liability         Damage        Liability         Damage        Liability        Damage     Compensation     Total
- --------       ---------        --------       ---------        --------       ---------       --------      ---------     ---------
  1985          $20,812          $5,783         $     0          $    0         $     0         $    0         $2,086       $28,681
  1986           31,067           1,426           7,735           2,800               0              0            570        43,598
  1987           16,866             759           3,909           1,216               0              0            861        23,611
  1988           31,683             606           4,299             658               0              0              0        37,246
  1989           36,049             912           4,283             556               0              0              0        41,800
  1990           25,703             650           1,491             566               0              0              0        28,410
  1991           16,823             327             257              65               0              0              0        17,472
  1992           12,091             304           2,895             221               0              0              0        15,511
  1993           13,976             394           4,124             181           2,783          1,125              0        22,583
  1994            8,756             438           4,788             177           8,876          3,026              0        34,749

 Total         $216,745         $11,745         $35,377          $6,499         $14,618         $5,160         $3,517      $293,661


<Caption)
                                                        Net Earned Premiums
                    ------------------------------------------------------------------------------------------
                                 Large                           Small                           Non-
                 Large           Fleet          Small            Fleet            Non-         Standard
                 Fleet          Physical        Fleet           Physical        Standard      Automobile
Accident       Automobile      Automobile      Automobile      Automobile      Automobile      Physical      Workers'
  Year         Liability         Damage        Liability         Damage        Liability        Damage     Compensation     Total
- --------       ---------        --------       ---------        --------       ---------       --------      ---------     ---------
  1985          $     0           NA            $    0             NA             NA              NA            NA            NA
  1986                0           NA                 0             NA             NA              NA            NA            NA
  1987           39,960           NA             7,428             NA             NA              NA            NA            NA
  1988           45,595           NA             4,849             NA             NA              NA            NA          $50,444
  1989           51,070           NA             6,449             NA             NA              NA            NA           57,519
  1990           34,806           NA             3,116             NA             NA              NA            NA           37,922
  1991           24,944           NA             1,127             NA             NA              NA            NA           26,071
  1992           26,222           NA             3,193             NA             NA              NA            NA           29,415
  1993           25,136           NA             6,555             NA           7,751             NA            NA           39,442
  1994           12,023           NA             5,708             NA          20,510             NA            NA           50,989



                                                M & R indicated Loss & ALAE Ratios
                    ------------------------------------------------------------------------------------------
                                 Large                           Small                           Non-
                 Large           Fleet          Small            Fleet            Non-         Standard
                 Fleet          Physical        Fleet           Physical        Standard      Automobile
Accident       Automobile      Automobile      Automobile      Automobile      Automobile      Physical      Workers'
  Year         Liability         Damage        Liability         Damage        Liability        Damage     Compensation     Total
- --------       ---------        --------       ---------        --------       ---------       --------      ---------     ---------
  1985            NA              NA              NA               NA             NA              NA            NA            NA
  1986            NA              NA              NA               NA             NA              NA            NA            NA
  1987          42.21%          1.90%           52.63%           16.37%           NA              NA            NA            NA
  1988          69.49%          1.33%           88.66%           13.57%           NA              NA            NA          73.84%
  1989          70.59%          1.79%           66.41%            8.62%           NA              NA            NA          72.67%
  1990          73.85%          1.87%           47.85%           18.16%           NA              NA            NA          74.92%
  1991          67.44%          1.31%           22.80%            5.77%           NA              NA            NA          67.02%
  1992          46.11%          1.16%           90.67%            6.92%           NA              NA            NA          52.73%
  1993          55.60%          1.57%           62.91%            2.76%         35.91%          14.51%          NA          57.26%
  1994          72.83%          3.64%           83.88%            3.10%         43.28%          14.75%          NA          68.15%


                                                                 Exhibit 10
                                                                    Sheet 2
                         GREAT AMERICAN INSURANCE GROUP

                          Stonewall Insurance Company
                 Excluding Asbestos and Environmental Exposures
                             (amounts in thousands)

                Net Loss and ALAE Ratio as of September 30, 1994


       M&R Indicated Ultimate Loss and ALAE Net of Salvage & Subrogation
       -----------------------------------------------------------------

                                                         Primary          Self          Self
                                                         Property       Insured       Insured
Accident        Buffer         Claims       Primary         and        Retention     Retention
  Year        Liability         Made          Oil        Casualty         Auto        Non-Auto     Umbrella       Total
  ----        ---------         ----          ---        --------         ----        --------     --------       -----
    1991          $222            $0            $0          $596            $0            $0          $522        $1,340
    1992            77            16            17           593           318           278         1,126         2,425
    1993           187            62           303         1,906           320           267           919         3,964
    1994            57            81           415         1,092           249           121           696         3,614

   Total          $562          $186          $873        $4,551          $970          $706        $3,495       $11,343


                              Net Earned Premiums
       -----------------------------------------------------------------
                                                         Primary          Self          Self
                                                         Property       Insured       Insured
Accident        Buffer         Claims       Primary         and        Retention     Retention
  Year        Liability         Made          Oil        Casualty         Auto        Non-Auto     Umbrella       Total
  ----        ---------         ----          ---        --------         ----        --------     --------       -----
    1991          $341            $0            $0           $75            $0            $0        $1,044        $1,460
    1992            32            25            26           913           342           427         2,048         3,813
    1993           287            96           466         1,725           493           411         1,532         5,010
    1994            88           125           639         1,680           383           186         1,071         5,563

                        M&R Indicated Loss & ALAE Ratios
       -----------------------------------------------------------------
                                                         Primary          Self          Self
                                                         Property       Insured       Insured
Accident        Buffer         Claims       Primary         and        Retention     Retention
  Year        Liability         Made          Oil        Casualty         Auto        Non-Auto     Umbrella       Total
  ----        ---------         ----          ---        --------         ----        --------     --------       -----
    1991         65.10%           NA            NA        794.67%           NA            NA         50.00%        91.78%
    1992        240.63%        64.00%        65.38%        64.95%        92.98%        65.11%        54.98%        63.60%
    1993         65.16%        64.58%        65.02%       110.49%        64.91%        64.96%        59.99%        79.12%
    1994         64.96%        64.67%        64.91%        65.00%        64.97%        64.92%        64.99%        64.96%


                                                                Exhibit 10
                                                                   Sheet 3
                         GREAT AMERICAN INSURANCE GROUP

                American Empire Surplus Lines Insurance Company
                 Excluding Asbestos and Environmental Exposures
                             (amounts in thousands)

                Net Loss and ALAE Ratio as of September 30, 1994


       M&R Indicated Ultimate Loss and ALAE Net of Salvage & Subrogation
       -----------------------------------------------------------------



                      Short                           Long
 Accident              Tail     Asbestos    Claims    Tail      Medical
   Year    Property  Casualty   Abatement    Made   Casualty  Professional
   ----    --------  --------   ---------    ----   --------  ------------
    1985    $3,949   $10,075       $61        $0    $1,760          $0
    1986     3,718    27,741       385       458    10,905           0
    1987     3,854    35,345       222       629    10,424         198
    1988     3,035    22,142     1,442        29     3,098          84
    1989     5,418    14,945     1,689        15     3,855         581
    1990     7,158    11,969       262       534     4,323          51
    1991     5,645    11,261       835         0     3,386           0
    1992     4,096     7,794       180     1,020     1,792          85
    1993     2,200     9,927       135       272       403           0
    1994     1,866     9,307        87       431       333           0

   Total   $41,561  $163,608    $5,327    $3,531   $40,390        $999

                              Net Earned Premiums
       -----------------------------------------------------------------



                      Short                           Long
 Accident              Tail     Asbestos    Claims    Tail      Medical
   Year    Property  Casualty   Abatement    Made   Casualty  Professional
   ----    --------  --------   ---------    ----   --------  ------------
    1985    $6,733   $11,738    $2,196        $0    $2,350          $0
    1986    10,414    62,590    12,843     2,650    36,133           0
    1987    10,945    83,176    18,981     3,335    34,747          48
    1988     7,909    58,310    13,176     1,337    10,327         388
    1989     8,133    39,465     6,747       456     3,509         423
    1990    11,334    27,693     3,180       505     2,276         222
    1991     8,571    20,357     1,380     1,068     2,064          13
    1992     5,611    14,818       451     1,651     1,580           1
    1993     5,085    15,606       337     1,783       556           0
    1994     6,087    10,904       218     1,386       421           0



                        M&R Indicated Loss & ALAE Ratios
       -----------------------------------------------------------------



                      Short                           Long
 Accident              Tail     Asbestos    Claims    Tail      Medical
   Year    Property  Casualty   Abatement    Made   Casualty  Professional
   ----    --------  --------   ---------    ----   --------  ------------
    1985     58.65%    85.83%     2.78%       NA         74.8%         NA
    1986     35.70%    44.32%     3.00%    17.28%       30.18%         NA
    1987     35.21%    42.49%     1.17%    18.86%       30.00%     412.50%
    1988     38.37%    37.97%    10.94%     2.17%       30.00%      21.65%
    1989     66.62%    37.87%    25.03%     3.29%      109.80%     137.35%
    1990     63.16%    43.22%     8.24%   105.74%      189.94%      22.97%
    1991     65.86%    55.32%    60.51%     0.00%      164.05%       0.00%
    1992     73.00%    52.60%    39.91%    61.78%      113.42%    1500.00%
    1993     43.26%    63.61%    40.06%    15.26%       72.48%         NA
    1994     30.66%    83.35%    39.86%    31.06%       79.14%         NA





       M&R Indicated Ultimate Loss and ALAE Net of Salvage & Subrogation
       -----------------------------------------------------------------

                                           Long          Short
                                           Tail           Tail
              Self                       Fidelity       Fidelity
 Naughton    Insured    Facultative     (Fidelity      (Fidelity
 Programs   Retention   Reinsurance   Environmental) Environmental)    Total
 --------   ---------   -----------   -------------- --------------    -----
  $1,817     $1,240             $0               $0             $0     18,902
  11,612      4,023              0                0              0     58,842
   9,070      5,385              0                0              0     65,127
   7,980      5,553              0                0            342     43,363
   4,600      2,291            194            3,007          1,442     33,588
   4,081      2,647            159            3,389          1,631     31,184
   3,513        532            292            1,801          2,027     25,464
   3,221        529          1,050            1,609          1,741     19,767
   4,362        329          1,067            1,113          1,288     18,695
   3,178        212          1,090              652            890     22,004

 $54,493    $22,812         $4,215          $11,788         $9,657   $336,936

                              Net Earned Premiums
       -----------------------------------------------------------------

                                           Long          Short
                                           Tail           Tail
              Self                       Fidelity       Fidelity
 Naughton    Insured    Facultative     (Fidelity      (Fidelity
 Programs   Retention   Reinsurance   Environmental) Environmental)    Total
 --------   ---------   -----------   -------------- --------------    -----
    $471     $1,492             $0               NA             NA        NA
   6,322     14,205              0               NA             NA        NA
  10,459     15,391              0              $18            $26        NA
   8,184      7,425              0            1,299          1,949        NA
   5,953      4,496            161            4,626          6,939   $80,908
   5,057      2,711          1,458            5,214          7,821    67,471
   4,242      1,713          1,931            2,770          3,777    47,886
   3,442      1,073          1,907            2,475          3,482    36,491
   3,239        565          2,267            1,712          2,428    33,578
   2,604        285          2,216            1,003          1,461    35,447



                        M&R Indicated Loss & ALAE Ratios
       -----------------------------------------------------------------

                                           Long          Short
                                           Tail           Tail
              Self                       Fidelity       Fidelity
 Naughton    Insured    Facultative     (Fidelity      (Fidelity
 Programs   Retention   Reinsurance   Environmental) Environmental)    Total
 --------   ---------   -----------   -------------- --------------    -----
  385.77%     83.11%            NA               NA             NA        NA
  183.68%     28.32%            NA               NA             NA        NA
   86.72%     34.99%            NA             0.00%          0.00%       NA
   97.51%     74.79%            NA             0.00%         17.55%       NA
   77.27%     50.96%        120.50%           65.00%         20.78%    41.51%
   80.70%     97.64%         10.91%           65.00%         20.85%    46.22%
   82.81%     31.06%         15.12%           65.02%         53.67%    53.18%
   93.58%     49.30%         55.06%           65.01%         50.00%    54.17%
  134.67%     58.23%         47.07%           65.00%         53.04%    55.68%
  122.03%     74.47%         49.17%           65.00%         60.88%    62.08%


                                                                  Exhibit 10
                                                                     Sheet 4
                         GREAT AMERICAN INSURANCE GROUP

                        Mid-Continent Insurance Company
                 Excluding Asbestos and Environmental Exposures
                             (amounts in thousands)

                Net Loss and ALAE Ratio as of September 30, 1994


       M&R Indicated Ultimate Loss and ALAE Net of Salvage & Subrogation
       -----------------------------------------------------------------



             Personal     Commercial   Automobile
 Accident   Automobile    Automobile    Physical     Workers'       Other        Products
   Year      Liability    Liability      Damage    Compensation   Liability     Liability
   ----      ---------    ---------      ------    ------------   ---------     ---------
    1985      $7,824        $4,253       $9,333      $16,010       $3,623         $552
    1986       8,442         4,645        7,562       15,629        2,651          179
    1987      10,880         5,384        7,291       18,828        2,416          269
    1988       8,879         6,889        8,348       24,260        3,254          487
    1989      13,038         4,391        7,219       25,021        3,377          252
    1990      14,499         8,505        7,773       33,662        3,738           71
    1991      11,722         7,022        6,817       23,509        4,253          158
    1992       7,687         7,751        5,351       10,862        5,044          425
    1993       6,418         9,502        5,200        1,589        5,488          306
    1994       4,295         8,882        4,072            0        4,878          290

   Total     $95,115       $70,184      $70,323     $169,370      $40,348       $3,085


                              Net Earned Premiums
      -----------------------------------------------------------------



             Personal     Commercial   Automobile
 Accident   Automobile    Automobile    Physical     Workers'       Other        Products
   Year      Liability    Liability      Damage    Compensation   Liability     Liability
   ----      ---------    ---------      ------    ------------   ---------     ---------
    1985      $8,640        $5,224           $0           $0           $0           $0
    1986      10,323         7,562            0            0            0            0
    1987      11,636         8,639            0            0            0            0
    1988      12,815         8,005            0       22,791       11,400        1,602
    1989      14,145         7,323       15,470       23,121       10,514        2,077
    1990      14,626         7,624       14,639       25,089       11,985        1,665
    1991      13,983         7,988       13,401       24,173       11,836        2,153
    1992      10,187        11,098       11,222       12,508       12,175        1,981
    1993       8,473        13,330       10,219        2,312       14,266        2,217
    1994       5,896        12,050        8,173            0       13,332        2,278

                        M&R Indicated Loss & ALAE Ratios
      -----------------------------------------------------------------



             Personal     Commercial   Automobile
 Accident   Automobile    Automobile    Physical     Workers'       Other        Products
   Year      Liability    Liability      Damage    Compensation   Liability     Liability
   ----      ---------    ---------      ------    ------------   ---------     ---------
    1985       90.56%        81.41%          NA           NA           NA           NA
    1986       81.78%        61.43%          NA           NA           NA           NA
    1987       93.50%        62.32%          NA           NA           NA           NA
    1988       69.29%        86.06%          NA       106.45%       28.54%       30.40%
    1989       92.17%        59.96%       46.66%      108.22%       32.12%       12.13%
    1990       99.13%       111.56%       53.10%      134.17%       31.19%        4.26%
    1991       83.83%        87.91%       50.87%       97.25%       35.93%        7.34%
    1992       75.46%        69.84%       47.68%       86.84%       41.43%       21.45%
    1993       75.75%        71.28%       50.89%       68.73%       38.47%       13.80%
    1994       72.84%        73.67%       49.82%          NA        36.59%       12.71%




       M&R Indicated Ultimate Loss and ALAE Net of Salvage & Subrogation
       -----------------------------------------------------------------

                                                      Automobile
                                       Automobile      Physical
                                        Liability       Damage
               Surety &                (Oklahoma       Oklahoma
   Property    Fidelity    Umbrella      Surety)        Surety)      Total
   --------    --------    --------     ---------      --------      -----
     $910       $3,520        $0         $1,934          $792       $48,751
    1,188        2,119         0          2,657           834        45,906
    1,741        2,035         0          2,814           790        52,448
    1,591        1,546         0          2,759           965        58,978
      994          327         0          3,127           756        58,502
    1,707          144         0          3,822           845        74,766
    1,228          260         0          3,770           902        59,641
    1,486          163        46          2,862           899        42,576
    1,061          170       184          2,856           800        33,574
    1,556          738       304          1,826           506        36,459

  $13,981      $11,268      $635        $29,035        $8,257      $511,601


                              Net Earned Premiums
      -----------------------------------------------------------------

                                                     Automobile
                                      Automobile      Physical
                                       Liability       Damage
              Surety &                (Oklahoma       Oklahoma
  Property    Fidelity    Umbrella      Surety)        Surety)      Total
  --------    --------    --------     ---------      --------      -----
      $0           $0        $0             $0            $0           NA
       0            0         0              0             0           NA
       0            0         0              0             0           NA
   2,592            0         0          4,443         2,110           NA
   2,407        1,136         0          4,338         1,818       $82,349
   2,385        1,107         0          4,357         1,834        85,311
   2,371        2,245         0          4,737         1,941        84,828
   2,429        2,864       175          4,635         1,728        71,002
   2,756        3,411       465          4,355         1,524        63,328
   2,715        2,727       507          2,910         1,030        68,831

                        M&R Indicated Loss & ALAE Ratios
      -----------------------------------------------------------------

                                                      Automobile
                                       Automobile      Physical
                                        Liability       Damage
               Surety &                (Oklahoma       Oklahoma
   Property    Fidelity    Umbrella      Surety)        Surety)      Total
   --------    --------    --------     ---------      --------      -----
       NA           NA        NA             NA            NA            NA
       NA           NA        NA             NA            NA            NA
       NA           NA        NA             NA            NA            NA
    61.38%          NA        NA          62.10%        45.73%           NA
    41.30%       28.79%       NA          72.08%        41.58%        71.04%
    71.57%       13.01%       NA          87.72%        46.07%        87.64%
    51.79%       11.58%       NA          79.59%        46.47%        70.31%
    61.18%        5.69%    26.29%         61.75%        52.03%        59.96%
    38.50%        4.98%    39.57%         65.58%        52.49%        53.02%
    57.32%       27.06%    59.96%         62.73%        49.08%        52.97%

                                                                Exhibit 11

                         GREAT AMERICAN INSURANCE GROUP


                 Excluding Asbestos and Environmental Exposures
                              (amounts in $000's)

                Net Loss and ALAE Ratio as of September 30, 1994

                      Total Great American Insurance Group


                              (1)                   (2)                       (3)

                              M&R                                             M&R
                           Indicated                                       Indicated
                            Ultimate                Net                   Loss & ALAE
          Accident        Loss & ALAE             Earned                     Ratio
            Year           Net of S&S             Premium              [(1)+(2)-(3)]/(4)
            ----           ----------             -------              -----------------
            1990             713,849             1,134,336                   62.93%
            1991             655,777             1,126,706                   58.20%
            1992             633,915             1,126,565                   56.27%
            1993             660,785             1,159,513                   56.99%
            1994             591,646               906,812                   65.24%
          -------         -----------           -----------               -----------
           Total           3,255,972             5,453,932                   59.70%

Note:
Excluding: Cats, Transport & Tico Assumed, NSA Stop-Loss, GA Re Inc., Constellation Lender's Services, Non-Reviewed.

                                  APPENDIX A

                             GREAT AMERICAN POOL
                              TECHNICAL APPENDIX

                               TABLE OF CONTENTS


                                                                                PAGE
- ------------------------------------------------------------------------------------
SCOPE OF ANALYSIS                                                                 1


         EXHIBITS INCLUDED IN APPENDIX A                                          1


DATA AND INFORMATION                                                              2

         HISTORICAL TRIANGLE                                                      2

         OTHER DATA AND INFORMATION                                               2

         SPECIAL DATA TO CORRECT FOR PROCEDURAL CHANGE                            3


DESCRIPTION OF METHODOLOGY                                                        4


         LOSS RESERVES                                                            4

         DEVELOPMENT FACTOR METHODS                                               4

                 Paid Development                                                 4
                 Incurred Development                                             4
                 Tail Factors                                                     5
                 Potential Weaknesses of Development Factor Methods               5

         ADJUSTED DEVELOPMENT FACTOR METHODS                                      6

                 Maturity Adjustment of Paid Losses                               6
                 Reserve Strength Adjustment of Incurred Losses                   6

         BORNHUETTER-FERGUSON METHOD                                              7

         CAPE COD METHOD                                                          7

         LOSS RATIO ANALYSIS                                                      7

         CLAIM COUNT PROJECTIONS                                                  9

                 Projection of Ultimate Reported Claims                           9
                 Projection of Ultimate CWIP's                                    9

                               TABLE OF CONTENTS


                                                                                PAGE
- ------------------------------------------------------------------------------------
         TREND FACTOR SELECTION                                                   9

         DIAGNOSTIC TESTS                                                        10

         SELECTIONS FROM VARIOUS METHODS                                         10

         ADJUSTMENT FOR PARTIAL YEAR 1994                                        11


         ALAE ANALYSIS                                                           11

         SELECTION OF TAIL FACTORS                                               11

         ADJUSTMENT FOR CHANGE IN COMPANY PRACTICE                               12

         CHANGE TO INTERIM BILLING                                               12


         SALVAGE AND SUBROGATION ANALYSIS                                        12


         ULAE ANALYSIS                                                           13


LINE-BY-LINE COMMENTARY                                                          14

         GAIG POOL - DIRECT LINES                                                14

         WORKERS' COMPENSATION                                                   14

                 Indemnity Excluding California                                  14
                 Medical Excluding California                                    14
                 California                                                      15

         COMMERCIAL MULTI-PERIL - LIABILITY                                      15

         COMMERCIAL MULTI-PERIL - PROPERTY                                       15

         SAFEPAK LIABILITY                                                       16

         SAFEPAK PROPERTY                                                        16

                               TABLE OF CONTENTS


                                                                                PAGE
- ------------------------------------------------------------------------------------
         PERSONAL AUTO LIABILITY                                                 16

         COMMERCIAL AUTO LIABILITY                                               17

         AUTO PERSONAL INJURY PROTECTION (PERSONAL AND COMMERCIAL)               17

         GENERAL LIABILITY                                                       17

         PRODUCTS LIABILITY                                                      18

         UMBRELLA (INCLUDING CUB)                                                18

         FIRE                                                                    19

         HOMEOWNERS                                                              19

         OCEAN MARINE                                                            19

         INLAND MARINE                                                           19

         PERSONAL AUTO PHYSICAL DAMAGE                                           20

         COMMERCIAL AUTO PHYSICAL DAMAGE                                         20

         MISCELLANEOUS SCHEDULE O                                                20

         MISCELLANEOUS PROPERTY AND LIABILITY                                    20


         OTHER POOLED BUSINESS                                                   21

         DIRECTORS AND OFFICERS LIABILITY                                        21

         AMERICAN CUSTOM INSURANCE SERVICES (EDEN PARK)                          21

         AGRICULTURAL EXCESS & SURPLUS                                           22

                 Underground Storage Tanks                                       22
                 Umbrella                                                        22
                 Primary Casualty                                                22
                 Other Lines                                                     23

                               TABLE OF CONTENTS


                                                                                PAGE
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
         TRANSPORT AND TICO ASSUMED                                              23

         NSA STOP-LOSS                                                           23

         GREAT AMERICAN REINSURANCE COMPANY                                      23

         CONSTELLATION REINSURANCE COMPANY                                       23

         LEGAL PROFESSIONAL LIABILITY                                            24

         ASBESTOS ABATEMENT                                                      24

         LENDER'S                                                                24


APPENDICES

APPENDIX A-1 - Development Factor Methods

APPENDIX A-2 - Maturity Adjustment of Paid Losses

APPENDIX A-3 - Reserve Strength Adjustment of Incurred Losses

APPENDIX A-4 - The Bornhuetter-Ferguson Method

APPENDIX A-5 - The Cape Cod Method

APPENDIX A-6 - Projection of Ultimate CWIP's

                                  APPENDIX A
                             GREAT AMERICAN POOL
                              TECHNICAL APPENDIX



                              SCOPE OF ANALYSIS


This Appendix documents our analysis of all business segments comprising the Great American Pool.

This appendix discloses the data and information received by M&R, a description of methodology, and provides a commentary by line of business.

EXHIBITS INCLUDED IN APPENDIX A

Summary Exhibits

Exhibits A-1 through A-5 summarize the results of our analysis, including comparisons to carried reserves and to the results of GAIG's internal actuarial analysis. These exhibits are also printed in the main report.

Line-by-Line Results

Exhibits A-6 through A-36 present the results of our analysis for each business area we reviewed. The exhibits are presented in the same order as they are discussed in the "Line-by-Line Commentary" section of this appendix.

Methodology Example

Exhibit X, sheets 1 through 51 present extensive detail of methodology for a single business area (CMP-Liability). This exhibit is referenced in the "Description of Methodology" section of this appendix.

                              DATA AND INFORMATION


HISTORICAL TRIANGLES:

         Paid Losses (Gross of Salvage and Subrogation Received)

         Case Reserves for Open Claims

         Incurred Losses (Paid + Case Reserves)

         Claims Closed With Indemnity Payment ("CWIP's")

         Claims Closed Without Indemnity Payment ("CWOP's")

         Open Claims

         Reported Claims (CWIP's + CWOP's + Open)

         Paid ALAE

         Salvage and Subrogation Received


OTHER DATA AND INFORMATION:

         Earned Premiums for the last six calendar years

         ULAE paid (by Annual Statement Line) for the last three calendar years from the GAIC Annual Statements

         Losses paid (by Annual Statement Line) for the last three calendar years from the GAIC Annual Statements

         Price monitoring information for six years for several major business segments.


Historical triangles are defined in Appendix A-1 describing development factors methods. For the Pool's direct lines, complete historical triangles for the last ten accident years were available. Additional information was provided for the six prior accident years to aid in projecting the development "tail", i.e., development beyond ten years.

Not all of the above information was available for every business segment that we reviewed. In the specific line-by-line commentary we will note the areas for which the data was more limited.

Starting in 1990, the Company significantly changed the categories of expenses categorized as ALAE vs ULAE. To help us evaluate the effect of this change, the company provided us with historical ALAE triangles subdivided into legal expenses, outside adjusters, and other expenses. This data came from a different data base and does not map exactly into the line of business categories used in the reserve analysis.

To some extent, we sometimes relied on data from published insurance industry sources and other sources. In several instances, we cite data published by the Reinsurance Association of America ("RAA"). In some other cases we used information we derived from other relevant data bases that we have seen. In many instances, our judgments were guided by our own perceptions of industry trends and market conditions derived from our experience and expertise.

We also derived information from meetings and discussions we had with GAIG personnel to help us understand the business we were reviewing and the data base that was provided to us. Issues discussed included types of business written, claims practices, reinsurance arrangements and the like.

SPECIAL DATA TO CORRECT FOR PROCEDURAL CHANGE

For several personal lines business areas, GAIG changed its procedure for opening claim files during 1993. Under the prior procedure, small claims were not entered at all until they were paid. Under the revised procedure, small claims were entered and automatically assigned an "average" reserve. This inconsistency would result in a distortion in actuarial projections.

For these areas, GAIG was able to identify the claims entered under the new procedure and produce a data base "excluding small claims" that was consistent with prior procedures. We relied on this revised data base produced by GAIG for these lines.

                           DESCRIPTION OF METHODOLOGY


In this section, we describe the methodologies we used to project loss, ALAE, and ULAE reserves. Not all methodologies described were used for all segments analyzed. Not all data required was available in every segment. The actual data available and methods used in each segment will be noted in the line-by-line commentary section of our report.

We have included a sample exhibit set (for Direct Lines-CMP Liability) as
Exhibit X, Sheets 1-51. Examples of most of the methods we describe are included within this exhibit set.


LOSS RESERVES

Loss reserves are derived by projecting ultimate losses for each accident year and then deducting the losses paid through the valuation date. In the following, we describe the methods we used to project ultimate losses and discuss some important considerations in applying those methods.

DEVELOPMENT FACTOR METHODS

These are commonly applied actuarial methods used to project values from a historical triangle to their ultimate values. To project loss reserves, the most basic methodology is to apply development factors to triangles of cumulative paid and cumulative incurred losses. The mechanics of development factor methods are described in Appendix A-1.

         Paid Development

         This describes applying development factors to the triangle of cumulative paid losses. The key assumption underlying this method is consistency in the rate of paying claims over the period of the historical data base. Paid development is applied on sheets 9-11 of
         Exhibit X.

         Incurred Development

         This describes applying development factors to the triangle of cumulative incurred losses, i.e., cumulative paid losses plus case reserves. This method is also sensitive, to some degree, to consistency in the rate of paying claims. An even more crucial assumption underlying this method is consistency in the relative adequacy of case reserves. Note that no assumption is made as to the absolute adequacy level of case reserves, only that they are equally as adequate throughout the historical data base. Incurred development is applied on sheets 13-15 of Exhibit X.

         Tail Factors

         Development factor methods require the selection of "tail" factors, i.e., factors to project development beyond the historical triangle. Our procedure is to first select tail factors for incurred development, which has smaller tails than paid development.

         GAIG provided us with additional data to aid us in this selection, displayed on sheet 15 of Exhibit X. This "extended" triangle provided us with additional readings of development factors near the tail plus information regarding development in the tail. Development factors and tail factors were generally selected on this page.

         For paid development, we select tail factors so that paid development and incurred development produce similar results for the early accident years, i.e., the paid tail is balanced to the selected incurred tail. The selection of paid development factors near the tail and the tail factor also come from the extended triangle, sheet 11 for the paid analysis.

         To the extent that considerable additional development is expected beyond the triangle, in some areas we referred to outside data sources, either industry data or data from other insurers writing similar lines of business. In this analysis, those situations were relatively rate. In the line-by-line commentary, we will note any areas where outside data was used in the selection of tail factors.

         Potential Weaknesses of Development Factor Methods

         The two areas of greatest potential weaknesses in development factor methods are the "tail" region where data is sparse, and the recent "immature" accident years, where development factor methods can be subject to substantial instability. Our handling of the tail region was discussed in the previous section. None of our additional methodology and analysis provides any more insight regarding the tail.

         Unstable and unreliable results relating to immaturity are particularly acute when development factors to ultimate are large. Subsequent sections regarding the "Bornhuetter-Ferguson" method, the "Cape-Cod" method, and "Loss Ratio Analysis" all address the potential instability in results for immature accident years.

         Other potential weaknesses relate to the consistency assumptions underlying the methods, as previously discussed. In practice, it is common that these consistency assumptions do not held. The following section on "Adjusted Development Factor methods" address calculations intended to account for possible failure of the consistency assumptions.

ADJUSTED DEVELOPMENT FACTOR METHODS

This section describes procedures for adjusting the historical data base when the underlying consistency assumptions do not hold. Each adjustment procedure leaves the current "diagonal" of the data triangle unadjusted. The prior history (i.e., the interior of the triangle) is adjusted to be consistent with the current diagonal. After the data triangle is adjusted, development factor methods are applied as previously described.

         Maturity Adjustment of Paid Losses

         The adjustment is intended to account for changes in the payment pattern. Changes in the payment pattern are measured by changes in the relationship of claims closed to date to ultimate reported claims. The triangle of ratios of closed claims to ultimate claims is displayed on page 50 of Exhibit X. This page serves as both a diagnostic exhibit, to determine whether the payment pattern has changed, and as the basis for adjustment of the paid triangle. The development of adjusted paid losses is displayed on pages 17 and 18 of
         Exhibit X.

         Appendix A-2 describes the mechanics of the adjustment process.

         To the extent that the ratio of CWIP's to total claims closed appeared to be changing, we projected the ratio of CWIP's to ultimate CWIP's as an alternate measure (see page 52 of Exhibit X). A second version of the adjusted paid triangle, using CWIP's for the interpolation base, is displayed on pages 20 and 21 of Exhibit X.

         Reserve Strength Adjustment of Incurred Losses

         This adjustment is intended to account for changes in the relative adequacy of case reserves. The relative adequacy of case reserves is measured by comparing changes in average case reserves in each calendar year to a selected rate of trend in average loss size. To the extent that average case reserves have increased in excess of the selected trend rate, case reserves are deemed to have strengthened, and vice versa.

         The development of adjusted incurred losses is displayed on pages 23 and 24 of Exhibit X. The adjustment procedure is displayed on pages 25 through 27. The mechanics of the adjustment process are described in Appendix A-3.

         In order to account for potential distortion caused by the CWIP ratio change, we calculated an alternate version of the adjusted incurred losses (see pages 29 through 33). In this version, the projected ultimate CWIP's minus CWIP's to date are used in place of the actual open claim counts.

BORNHUETTER-FERGUSON METHOD

This is a common actuarial method for dealing with unstable development method results for immature accident years. The mechanics of the method are described in Appendix A-4.

The general concept is that, for immature accident years, substantial weight is given to a selected "a priori" loss ratio. The subsequent section on "Loss Ratio Analysis" will describe some of the considerations influencing the selection of that loss ratio.

A loss ratio-based Bornhuetter-Ferguson analysis was not used in the Exhibit X example. The line-by-line commentary will note the areas where this methodology was used.

CAPE COD METHOD

The Cape Cod method is a special case of the Bornhuetter-Ferguson method, in which the "a priori" losses are not selected judgmentally, but rather are calculated based on the data of all years in the data base combined. In our version of the method, the projected ultimate CWIP's multiplied by a severity trend index are used to help project the ultimate losses. The method improves the stability of immature accident years by achieving a blend between a development-based result and a "counts and averages" result. The mechanics of the method are described in Appendix A-5.

We applied the Cape Cod method in each case that we calculated a result by development factor methods. Thus, there are Cape Cod results for paid development, incurred development, two adjustments of paid development, and two adjustments of incurred development (on sheets 8, 12, 16, 19, 22 and 28, respectively).

LOSS RATIO ANALYSIS

Analysis of loss ratios may be incorporated directly into an analysis or may be used as a reasonableness check on results projected by other methods. In either case, analysis of loss ratios is often an important part of a loss reserve analysis, especially as regards projections for recent accident years.

The most important check is a comparison of the loss ratios projected for immature accident years with those projected for earlier, more mature accident years. Any change in loss ratios that has been projected is compared with the expected change in loss ratios. A change in loss ratios can be expected based on:

        -   known changes in rates charged (or the lack thereof);

        -   changes in market conditions;

        -   changes in type of business written;

as well as other possibilities.

GAIG was able to provide us with price monitoring data for major lines of business. By comparing rate changes achieved with loss trend rates, we were able to project likely increases or decreases in loss ratios in recent years.

Market conditions are also important indicators, since patterns of rising or falling loss ratios tend to affect competitors in the same marketplace.

In the absence of a significant indication of rising or falling loss ratios, it is not uncommon to assume that the immature period will have a loss ratio similar to the immediately prior year or years.

Loss ratio analysis was particularly important in our analysis of accident year 1994, which is only 9 months old. All other actuarial methods are to some extent unreliable for such an immature period. An indirect application of loss ratio analysis is simply to check the loss ratio of 1994 projected by other methods to verify that it reasonably consistent with the loss ratio expected.

Direct applications can take two forms:

        -   Simply select the expected loss ratio as the ultimate loss ratio; or

        - Use the Bornhuetter-Ferguson method with the "a priori" loss ratio equal to the expected loss ratio.

In the Exhibit X example, the direct selection of a loss ratio was used for accident year 1994. In various other business segments, both the direct and indirect applications are sometimes used. Specific applications are noted in the line-by-line commentary section.

CLAIM COUNT PROJECTIONS

Claim count projections are used in diagnostic and reasonableness tests, and in the adjusted development methods as well as the Cape Cod methods.

         Projection of Ultimate Reported Claims

         Reported claim counts are projected to ultimate using development factor methods. The calculation is displayed on sheets 34 and 35 of
         Exhibit X.

         Reported claim count development is generally the shortest and most stable development pattern. Thus, ultimate reported claim counts are usually the most reliable development-based result. Accordingly, we use ultimate reported claim counts as a base for many projection methods.

         Projection of Ultimate CWIP's

         For some lines, we noted that the ratio of CWIP's to total closed (see sheet 51) was dropping for recent accident years. For these lines, we performed a projection of ultimate CWIP's. The calculation is displayed on sheets 36-38. The mechanics of the calculation are described in Appendix A-6.

         For the lines in which we analyzed CWIP's, ultimate CWIP's were the base for Cape Cod projections. We also used the CWIP's for alternate versions of the adjustment methods, as previously noted.

TREND FACTOR SELECTION

We used selected severity trends in several places within our analysis:

         -   in Cape Cod methods;

         - in the measurement of and adjustment for changes in case reserve adequacy; and

         -   in the projection of expected changes in loss ratio.

We selected a severity trend for each business area analyzed. The selected trend was based on a combination of trend observed in internal data and our perceptions of insurance industry trends based on published industry data as well as the data of many other companies we have analyzed.

As part of our process we measured the calendar year trend in paid losses per CWIP for each business segment. This is displayed on pages 46 and 47 of
Exhibit X.  The degree of
credence we gave this result was influenced by the quality of the measurement. Frequently, trend fits are not good on data bases of this size. Thus, overall perceptions of industry trends played a large part in our judgments in this area.

DIAGNOSTIC TESTS

Diagnostic tests serve several purposes, including testing whether assumptions underlying various actuarial methods appear to be satisfied, measuring factors needed in other sections of the analysis, and checking the reasonableness of results projected by various methods.

Many of the diagnostic tests have already been discussed in conjunction with the adjustment methods.

         Tests of Changes in Payment Rate

         Closed Claims / Ultimate Claims (Sheet 48)
         CWIP's / Ultimate CWIP's (Sheet 50)

         Change in CWIP Ratios

         CWIP's / Closed Claims (Sheet 49)

         Test of Changes in Case Reserve Adequacy

         Average Outstanding (Sheet 51)
         Average Outstanding Adjusted for Severity Trend  (Sheet 25)
         Average Outstanding (CWIP basis) Adjusted for Severity Trend (Sheet 31)

         Reasonableness Tests

         Projected Ultimate Loss Ratios by Method (Sheet 7)
         Projected Ultimate Claim Severities by Method (Sheet 6)

SELECTIONS FROM VARIOUS METHODS

The variety of projection methods applied results in a number of different projections of ultimate losses. In the case of Exhibit X, we applied two different versions of adjustments to paid losses and two of adjustments to incurred losses, leading to six different development triangles projected. Each of these was then projected to ultimate using both the development factor method and the Cape Cod method. In total, twelve different projections of ultimate losses were produced.

The twelve projections are summarized on Sheet 5 of Exhibit X. Ultimate severities by method are summarized on Sheet 6 with ultimate loss ratios by method on Sheet 7. These diagnostics are used to aid in selecting which method or combination of methods will be used to support the selected ultimate losses.

There is no simple set of rules guiding this selection process. The many considerations include:

         - Are the results of the adjustment methods significantly different from the unadjusted results? (If not, the adjustment methods are typically not used.)

         - Do the adjustment methods help resolve discrepancies between the unadjusted paid and incurred methods?

         - Do the adjustment methods appear to be working well? For example, are the case reserve adequacy indications reasonable and believable? Is there a large enough volume of data to support this adjustment? Do the adjustment methods stabilize or de-stabilize the observed development patterns?

         - Do the claim count indications appear to be useful predictors of losses for immature accident years? (Note: in most cases they are, but in this analysis, for lines where we observed dropping CWIP ratios, the claim count projections, even after the CWIP adjustment, were unusually high for recent years.) If the claim count projections are not good predictors, the Cape Cod results are not useful.

         - Are the loss ratios for immature accident years projected by the various methods reasonably consistent with expectations?

ADJUSTMENT FOR PARTIAL YEAR 1994

Most of the projection techniques project a full year of ultimate losses for 1994. The full year projections are included in the summaries of results by method (Sheets 5 through 7). We multiplied these projections by 0.75 to reflect exposure only through September 30, 1994. The sheets displaying selected results (Sheets 1 through 4) reflect only the nine month period).

Projection techniques based directly on the nine month premium (loss ratio selections or Bornhuetter-Ferguson method) require no special adjustment.

ALAE ANALYSIS

We projected ALAE in two steps. In the first step, we analyzed the triangle of paid ALAE using development factor methods. In the second step, we applied a Cape Cod method in which selected ultimate losses were used as the projection base. In this way the ALAE projections for immature accident years were stabilized based on the observed ratios of ultimate ALAE to ultimate losses for more mature accident years. These calculations are displayed on sheets 39-42 of Exhibit X.

SELECTION OF TAIL FACTORS

We selected the ALAE tail factors giving consideration to the extended ALAE triangle provided by GAIG (sheet 42) and the selected paid loss tail along with the observed relationship of ALAE development and loss development near the tail.

ADJUSTMENT FOR CHANGE IN COMPANY PRACTICE

Starting in 1990, GAIG began recording as ALAE certain types of expenses (mostly adjusters fees) previously recorded as ULAE. This had two effects: (1) the ultimate ratio of ALAE to loss increased; and (2) the ALAE payment pattern was shortened. GAIG provided us with data to help us measure the effects of that change. The extent of expected change in ALAE ratio can be seen in column
(3) of page 39. The reduction in expected ALAE development factors is accounted for by selecting development factors from only accident years 1990 and subsequent (first four columns) and reducing the otherwise indicated development factors beyond that point.

CHANGE TO INTERIM BILLING

GAIG recently informed us of a switch to interim billing of attorneys in the late 1980's. This could result in a significant decrease in future ALAE development in the tail region. We have not currently reflected this in our analysis. If the effect is significant, our projected ALAE reserves will be potentially overstated to some degree.

SALVAGE AND SUBROGATION ANALYSIS

Paid and incurred loss data we analyzed was gross as to salvage and subrogation recoveries. We projected future salvage and subrogation recoveries and included that amount as a reduction to otherwise needed loss reserves.

The methodology was identical to that previously described for ALAE reserves. We selected a salvage and subrogation received development pattern and then used a Cape Cod method with selected ultimate losses as the projection base. The calculation is displayed on sheets 43 though 45 of Exhibit X.

ULAE ANALYSIS

ULAE, by definition, is not coded to specific accident years. In statutory Annual Statements, ULAE payments are placed in accident years according to a prescribed formula. The only meaningful ULAE data are total amounts paid in each calendar year. Internal studies are used to allocate the ULAE payments by line of business.

A simple formula is relatively standard within the insurance industry for calculating ULAE reserves, and we followed this standard approach. In each area a ULAE-to- loss ratio is selected, based on the ratio of calendar year ULAE payments to calendar year loss payments. For the GAIG pool, we derived these ratios from Great American Insurance Company statutory Annual Statements. In other areas, we relied on GAIG internal workpapers.

Once the ULAE-to-loss ratio is selected, the ULAE reserve is calculated as 50% of the ratio multiplied by case reserves plus 100% of the ratio multiplied by indicated IBNR reserves. This approach is based on the theory that roughly half of the ULAE is expended at the time a claim is reported. Thus, for case reserves, one-half of the ULAE is assumed to have already been expended.

                            LINE-BY-LINE COMMENTARY


In this section, we comment on the specific application of our methodology to each business segment that we analyzed. The results, by business segment, are presented in Exhibits A-6 through A-36.

GAIG POOL - DIRECT LINES

For these lines, all detailed data previously described was available, and, in most cases, the extensive methodology previously described was applied.

WORKERS' COMPENSATION

We analyzed workers' compensation separately for indemnity and medical, separately for California and all other states.

         Indemnity Excluding California

         We used a 5% severity trend rate, which is on the low side of industry indications; however, industry indications continue to drop and internal data indicated even lower trend rates, albeit with poor fits.

         Our tests indicated a decline in case reserve adequacy since 1991. No significant acceleration or deceleration in settlements was measured.

         We observed a declining CWIP ratio in this line, and therefore, made a special analysis of CWIP's. As in most lines where this situation occurred, we continued to see an incongruous rise in projected frequency even after adjustment. As a result, we did not rely on Cape Cod methods.

         We based our selected results on the reserve strength adjusted incurred development method. We projected a pattern of declining loss ratios that is consistent with pricing and market indications.

         Medical Excluding California

         We used a 7.5% severity trend rate, which is consistent with industry patterns of declining trend in this line.

         Our findings on case reserve adequacy and acceleration are the same as previously described for indemnity. Similarly, we did not rely on Cape Cod methods.

         Selected results were based on the reserve strength adjusted incurred development method. As for indemnity, a pattern of declining loss ratios was projected.

         California

         We used 5% and 7.5% trend rates for indemnity and medical, respectively. Due to unusual behavior of the claim count data, we did not rely on adjustment methods.

         Significant law reforms and changes in market conditions in California caused an increase in loss ratios around 1991 and a sharp drop in loss ratios several year later. The projections based on GAIG data conformed to these expectations.

         For both indemnity and medical, we used an average of incurred Cape Cod and paid development through accident year 1993 and selected loss ratios for 1994 approximately equal to those projected for 1993.


COMMERCIAL MULTI-PERIL - LIABILITY

We selected a severity trend of 7%, consistent with liability trends we used elsewhere in this analysis. Internal data indicated somewhat lower trends, but fits were not very good.

We observed a declining CWIP ratio in this line, and therefore, made a special analysis of CWIP's. As in most lines where this situation occurred, we continued to see an incongruous rise in projected frequency even after adjustment. As a result, we did not rely on Cape Cod methods.

Our tests indicated a decline in case reserve adequacy for this line. Some deceleration in claim settlements was indicated as well.

We selected the average of the results of the incurred development method and the reserve strength adjusted incurred development method through 1993. For 1994, we selected a loss ratio similar to that projected for 1993.

COMMERCIAL MULTI-PERIL - PROPERTY

This line falls into the category of short-tailed lines for which we used only incurred and paid development methodology, along with the Cape Cod method.

We selected the results of the incurred development method.

SAFEPAK LIABILITY

We selected a 7% severity trend, largely based on our overall observations of liability trends for GAIG and the insurance industry. Internal data for this line produced somewhat lower trend indications, with relatively poor fits.

We did not observe significant effects of changes in case reserve adequacy or changes in settlement rates.

We observed a declining CWIP ratio in this line, and therefore, made a special analysis of CWIP's. As in most lines where this situation occurred, we continued to see an incongruous rise in projected frequency even after adjustment. As a result, we did not rely on Cape Cod methods.

We selected the results of the incurred development method through accident year 1993. For 1994, we selected a loss ratio similar to that projected for prior years.

SAFEPAK PROPERTY

This line falls into the category of short-tailed lines for which we used only incurred and paid development methodology, along with the Cape Cod method.

We selected the results of the incurred development method.

PERSONAL AUTO LIABILITY

We selected a 5% severity trend, based primarily on internal data.

For this line, we relied on special data provided by GAIG excluding small claims, so that our analysis would not be distorted by the change in procedure that was implemented by GAIG during 1993 (see "Data" section).

We had some indications of case reserves weakening; however, adjustments were significant only for accident year 1994 projections. We did not rely on development methodology for 1994 in any case. No significant changes in settlement rates was measured.

We selected the average of the results of the paid development and incurred development methods through 1993. For 1994, we selected a loss ratio similar to that projected for 1993.

COMMERCIAL AUTO LIABILITY

We selected a 6% trend rate, based on internal and external indications. Internal indications were reasonably consistent with this rate, but fits were poor.

The reserve strength test indicated some decline in case reserve adequacy since 1990; however, the unadjusted incurred development method was more consistent with the results of other methods and produced more reasonable loss ratios.

We found no significant indications of changes in settlement rates.

We selected the results of incurred development through 1993. For 1994 we selected a loss ratio consistent with those projected for prior years.

AUTO PERSONAL INJURY PROTECTION (PERSONAL AND COMMERCIAL)

For this line, we relied on special data provided by GAIG excluding small claims, so that our analysis would not be distorted by the change in procedure that was implemented by GAIG during 1993 (see "Data" section).

We selected an 8% severity trend, based largely on internal indications.

We found a reduction in case reserve adequacy since 1991, as well as a modest reduction in settlement rate.

The Cape Cod methodology was based on projected ultimate CWIP's.

We selected the average of the results of the maturity adjusted paid Cape Cod method and the reserve strength adjusted incurred Cape Cod method through 1993. For 1994, we selected a loss ratio similar to that projected for 1993.

GENERAL LIABILITY

We selected a 7% severity trend. Internal data for this line indicates higher trend, with reasonably good fits. However, we selected the trend rate for this line to be consistent with liability trends seen elsewhere at GAIG and in the insurance industry.

We made no significant adjustments for changes in case reserve adequacy or settlement rates.

We relied upon a projection of ultimate CWIP's to account for an observed change in CWIP ratios. Unlike other lines where we made this adjustment, we concluded that the resulting projected ultimate CWIP's provided meaningful indications.

We selected the results of the incurred Cape Cod method.

The projections for accident year 1994 imply a loss ratio higher than prior years. Price changes for this line indicate that a loss ratio increase of some size was expected.

PRODUCTS LIABILITY

We selected a severity trend rate of 7%, consistent with liability trends we used elsewhere in this analysis. Internal indications were not meaningful for this line.

We did not observe significant effects of changes in case reserve adequacy or changes in settlement rates.

We selected the average of the results of the paid Cape Cod method and the incurred Cape Cod method.

There was no premium data available for this line, so we could not review loss ratios.

UMBRELLA (INCLUDING CUB)

We selected a 10% severity trend for this line, based on external indications. Internal trend data was not meaningful.

Due to the extremely long-tailed nature of this line, we did not rely on paid methods. Due to small numbers of claims and variability in claim severity, case reserve adequacy measurements were not possible.

We limited our analysis to the incurred development method, the incurred Cape Cod method, and examination of loss ratios.

For the selection of incurred development factors, we supplemented the internal indications with judgments drawn from the experience of other large umbrella writers.

We selected the results of the incurred Cape Cod method through 1993. For 1994, we selected a loss ratio approximately 5% higher than that projected for 1993 but somewhat lower than that indicated by the Cape Cod method. While loss ratios in this line have been quite low, our projections imply a pattern of rapidly rising loss ratios in recent years. This pattern is consistent with market conditions in this line.

"CUB" refers to internal reinsurance provided by the pool to the profit center on umbrella business. It is not true ceded reinsurance. We analyzed data gross of this internal cession (but net of true outgoing ceded reinsurance). Thus, our projections include reserves needed within the umbrella profit center and within CUB. For measurement of reserve adequacy we combined the carried reserves within the umbrella profit center with those carried in CUB.

FIRE

This line falls into the category of short-tailed lines for which we used only incurred and paid development methodology, along with the Cape Cod method.

We selected the results of incurred development.

HOMEOWNERS

For this line, we relied on special data provided by GAIG excluding small claims, so that our analysis would not be distorted by the change in procedure that was implemented by GAIG during 1993 (see "Data" section).

We did not observe significant effects of changes in case reserve adequacy or changes in settlement rates.

We selected a 7% severity trend rate, consistent with internal indications.

We selected the average of the results of the paid development and incurred development methods.

OCEAN MARINE

We selected a 12% severity trend rate, based on internal indications showing relatively high trends with reasonably good fits.

We did not observe significant effects of changes in case reserve adequacy or changes in settlement rates.

We selected the average of the results of the paid Cape Cod and Incurred Cape Cod methods.

INLAND MARINE

This line falls into the category of short-tailed lines for which we used only incurred and paid development methodology, along with the Cape Cod method.

We selected the results of the incurred Cape Cod method.

PERSONAL AUTO PHYSICAL DAMAGE

For this line, we relied on special data provided by GAIG excluding small claims, so that our analysis would not be distorted by the change in procedure that was implemented by GAIG during 1993 (see "Data" section).

This line falls into the category of short-tailed lines for which we used only incurred and paid development methodology, along with the Cape Cod method.

We selected the results of the incurred development method through accident year 1993. For 1994, we selected a loss ratio consistent with projected loss ratios for prior years.

COMMERCIAL AUTO PHYSICAL DAMAGE

This line falls into the category of short-tailed lines for which we used only incurred and paid development methodology, along with the Cape Cod method.

We selected the results of the incurred development method.

MISCELLANEOUS SCHEDULE O

We selected a 7% severity trend rate. Internal data for this line is consistent with this trend rate, although the fits are poor. The selected trend rate was based in part on the internal data and in part for consistency with trend rates used elsewhere in our analysis.

We did not observe significant changes in settlement rates. The reserve strength test did not appear to work credibly, and we did not rely on it.

We selected the results of the incurred Cape Cod method through accident year 1988, and the average of the paid Cape Cod method and the incurred Cape Cod method for accident years 1989 through 1993. For 1994, we selected a loss ratio similar to that projected for 1993.

MISCELLANEOUS PROPERTY AND LIABILITY

We selected a 7% severity trend, consistent with internal indications.

We did not observe significant effects of changes in case reserve adequacy or changes in settlement rates.

We selected the results of the incurred Cape Cod method.

OTHER POOLED BUSINESS

DIRECTORS AND OFFICERS LIABILITY

We analyzed primary and excess lines combined.

We selected a severity trend rate of 7% based on external indications.

Although this business is written on a claims-made form, development is somewhat long-tailed due to the complexity of the claims process. Paid losses are very slow in developing and do not provide a useful base for projections. Claim severity is quite unstable, and results are often driven by a small number of severe claims. Adjustment methods are not effective.

We relied primarily on the incurred development method, the incurred Cape Cod method, loss ratios and the Bornhuetter-Ferguson method. For incurred development factors, we supplemented the internal data with judgments drawn from other large writers of this coverage.

Overall loss ratios have been very low, although occasionally the loss ratio for one year will be high, driven by a small number of large claims.

Market conditions in this line have become increasingly competitive, with competition occurring in both prices and in terms and conditions.

Our loss-based projection methods yielded very low loss ratios through 1993. However, in recognition of the instability and unpredictability of loss emergence in this line, we selected somewhat higher loss ratios of 30%, 40% and 50% for 1991 through 1993, respectively. We selected the upward pattern in reflection of market conditions.

For 1994, reported losses through September were unusually high. For this year, we selected the results of the Bornhuetter-Ferguson method with an a priori loss ratio of 60%.

AMERICAN CUSTOM INSURANCE SERVICES (EDEN PARK)

This business has been written only since 1992 and therefore has no meaningful internal data history.

We selected results from the incurred Bornhuetter-Ferguson method. For casualty incurred development factors, we used RAA information for excess development and insurance industry experience published by Best's for primary development. For property, we used factors derived from the London market.

For a priori loss ratios, we used loss ratios selected by GAIG for that purpose in their internal analysis, after verifying that we agreed that those loss ratios reasonably reflect current market conditions.

AGRICULTURAL EXCESS & SURPLUS

Business written in this division is subdivided into many lines. However, in most there is very little data and our analysis was accordingly limited. We will comment first on the areas with significant volume.

         Underground Storage Tanks

         This business has been written since 1990.

         We applied the paid development method and the incurred development method.

         We selected the results of the incurred development method through 1991 and used an incurred Bornhuetter-Ferguson method with an a priori loss ratio of 50% for 1992 through 1994. The 50% loss ratio is similar to that projected for 1991. The incurred development results indicated for 1992 through 1994 are substantially lower than 50% at this time, but given the continuing uncertainty, we considered the Bornhuetter-Ferguson approach to be appropriate.

         Umbrella

         Volume has been substantially declining for this line in recent years.

         We applied the incurred development method and the incurred Cape Cod method. For incurred development factors, we supplemented the internal information with factors derived from other sources.

         We selected the results of the incurred Cape Cod method through 1991. For the most immature years, 1992 through 1994, we selected an 80% loss ratio based on the results projected for earlier years and expected loss ratio trends.

         Primary Casualty

         Volume has been substantially declining for this line in recent years.

         We applied the paid and incurred development methods and Cape Cod methods.

         We selected the average of the results of the paid Cape Cod and incurred Cape Cod methods.

         Other Lines

         All other lines had minimal volume. We generally relied on the incurred development method. In some cases we selected a loss ratio for 1994 consistent with those projected for earlier years.

TRANSPORT AND TICO ASSUMED

This is a quota-share assumption from other GAIG subsidiaries. The figure used in this section of our report is calculated in our analysis of other subsidiaries.

NSA STOP-LOSS

The booked reserve in this area is the policy limit (i.e. the maximum loss) on the stop-loss reinsurance provided by GAIG. We did no further analysis to determine if there is a potential redundancy in this area. No deficiency is possible.

GREAT AMERICAN REINSURANCE COMPANY

Business was written in this company from the late 1970's through the early 1980's.

For the casualty lines, we applied the incurred development method, using development factors derived from data published by the RAA. There was not enough internal data to derive independent development patterns; however, there was sufficient data to verify that use of the RAA pattern appeared reasonable.

Our data base included asbestos and environmental losses. We received enough information on the extent of asbestos and environmental losses to allow us to calculate an adjustment, so that the projected IBNR reserves included in this section are intended to provide only for losses other than asbestos and environmental.

CONSTELLATION REINSURANCE COMPANY

This company was once owned by GAIG. In the sale of Constellation, GAIG provided stop-loss reinsurance on reserves. Through that reinsurance, GAIG became liable for remaining reserves. No business has been written since the 1970's. Historical data is generally unavailable, limiting the approaches that we could take.

The only useful available information was current case reserves by accident year. In order to project needed IBNR, we examined paid and incurred loss information from other long-tailed casualty excess reinsurers, from which we derived the ratio of IBNR to case reserves that would typically be needed for reserves at this maturity. We derived the indicated IBNR by multiplying the current case reserves by the selected ratio of IBNR to case reserves.

LEGAL PROFESSIONAL LIABILITY

Business has been written in this area only since 1991, and therefore internal historical data is extremely limited.

We applied the incurred development method and the incurred
Bornhuetter-Ferguson method. For the incurred development factors, we derived information from the rate filings of large national writers of this coverage.

Projected loss ratios are quite high. For 1991 and 1992, we selected the results of the incurred development method. For the 1992 and 1993 years, we selected the results of the Bornhuetter-Ferguson method with an a priori loss ratio of 100%.

ASBESTOS ABATEMENT

This business has been written since 1990. Accordingly, development history is somewhat limited. The number of claims per year is quite small.

We applied the incurred development method. We selected a smoothed development pattern from the internal data, with a reasonably conservative tail factor selection.

Projected loss ratios according to the prior methodology were extremely low. In recognition of the significant remaining uncertainty, we selected somewhat higher loss ratios, especially for the more immature years.

LENDER'S

This is an extremely short-tailed line. We reviewed GAIG's internal analysis and adopted the results of that analysis.

                                                                     EXHIBIT A-1

                         GREAT AMERICAN INSURANCE GROUP

                              Great American Pool

                               Net of Reinsurance
                 Excluding Asbestos and Environmental Exposures
                              (amounts in $000's)


                                           (1)                (2)                  (3)
                                                                               = (1) - (2)
                                          Total               M&R
                                        Loss & LAE         Indicated
                                         Reserves          Loss & LAE
                                         Carried            Reserves           Redundancy
                                        at 9/30/94         at 9/30/94         /(Deficiency)
                                        ----------         ----------         -------------
GREAT AMERICAN
    Workers' Comp                         218,290            211,102               7,188
    CMP (incl. Safepak)                   280,566            300,732             (20,166)
    Auto Liability                        250,025            227,755              22,270
    General Liability (incl. CUB)         225,594            191,844              33,750
    Fire                                    2,539              1,160               1,379
    Homeowners                             24,788             31,919              (7,131)
    Ocean Marine                           18,158             30,227             (12,069)
    Inland Marine                          21,280             20,991                 289
    Auto Physical Damage                    5,138              1,501               3,637
    Misc. Schedule O                        3,531             16,590             (13,059)
    Misc. Other P & L                       4,862              2,065               2,798
    Cats                                    5,236              5,236                   0
                                        ---------          ---------             -------
    Subtotal                            1,060,007          1,041,122              18,885


GAIC - OTHER
    D&O                                   205,236            157,910              47,326
    Eden Park                              19,148             20,813              (1,665)
    Agricultural E & S                     40,515             40,982                (467)
    Transport & Tico Assumed               79,516             77,895               1,621
    NSA Stop-Loss                           5,000              5,000                   0
  * GA Re Inc.                             20,887             30,680              (9,793)
  * Constellation                          34,467             41,424              (6,957)
    Legal Professional                     12,519             18,168              (5,649)
    Asbestos Abatement                     31,411             17,672              13,739
    Lender's                                  391                391                   0
    Non-reviewed                          195,527            195,527                   0
                                        ---------          ---------             -------
    Subtotal                              644,617            606,462              38,155

CARRIED RESERVE
RECONCILIATION DISCREPANCY                  1,445              1,445                   0

TOTAL                                   1,706,069          1,649,029              57,040


  * Discontinued Operations

                                                                     EXHIBIT A-2

                         GREAT AMERICAN INSURANCE GROUP

                              Great American Pool

                               Net of Reinsurance
                 Excluding Asbestos and Environmental Exposures
                              (amounts in $000's)


                                                (1)               (2)            (3)
                                                                            = (2) - (1)
                                                GAIC              M&R
                                             Indicated        Indicated
                                           Loss Reserve     Loss Reserve
                                             Position         Position
                                            at 9/30/94       at 9/30/94       Difference
                                           ------------     ------------      ----------
GREAT AMERICAN
    Workers' Comp                              1,621             2,072              451
    CMP                                       16,622             5,688          (10,934)
    Auto Liability                            25,544            23,005           (2,539)
    General Liability (incl. CUB)              3,466            24,812           21,346
    Fire                                       1,241               851             (390)
    Homeowners                                (1,437)           (4,708)          (3,271)
    Ocean Marine                             (13,323)           (8,779)           4,544
    Inland Marine                                885             1,031              146
    Auto Physical Damage                      (1,027)            3,904            4,931
    Misc. Schedule O                          (4,974)           (6,000)          (1,026)
    Misc. Other P & L                          1,992             2,392              400
    Cats                                           0                 0                0
                                             -------            ------           ------
    Subtotal                                  30,610            44,268            13,658

                                                                     EXHIBIT A-3

                         GREAT AMERICAN INSURANCE GROUP

                              Great American Pool

                               Net of Reinsurance
                 Excluding Asbestos and Environmental Exposures
                              (amounts in $000's)

                   Comparison of M&R to Carried Loss Reserves

                                             (1)                  (2)                  (3)
                                                                                  = (1) - (2)

                                             GAIC                 M&R
                                           Carried            Indicated
                                        Loss Reserve         Loss Reserve         Redundancy
                                         at 9/30/94           at 9/30/94        /(Deficiency)
                                        ------------         -------------      -------------
GREAT AMERICAN
    Workers' Comp                          183,877              181,805              2,072
    CMP                                    196,363              190,675              5,688
    Auto Liability                         220,660              197,655             23,005
    General Liability (incl. CUB)          176,331              151,519             24,812
    Fire                                     1,777                  926                851
    Homeowners                              20,674               25,382             (4,708)
    Ocean Marine                            14,339               23,118             (8,779)
    Inland Marine                           17,760               16,729              1,031
    Auto Physical Damage                     3,831                  (73)             3,904
    Misc. Schedule O                         2,883                8,883             (6,000)
    Misc. Other P & L                        3,778                1,386              2,392
    Cats                                     5,236                5,236                  0
                                            -------              -------             ------
     Subtotal                               847,509              803,241             44,268


                                                                     EXHIBIT A-4

                         GREAT AMERICAN INSURANCE GROUP

                              Great American Pool

                               Net of Reinsurance
                 Excluding Asbestos and Environmental Exposures
                              (amounts in $000's)

                   Comparison of M&R to Carried ALAE Reserves

                                              (1)                 (2)                   (3)
                                                                                    = (1) - (2)

                                              GAIC                 M&R
                                            Carried             Indicated
                                          ALAE Reserve         ALAE Reserve           Redundancy
                                           at 9/30/94           at 9/30/94          /(Deficiency)
                                          ------------         ------------         -------------
GREAT AMERICAN
    Workers' Comp                             14,942               14,128                  814
    CMP                                       67,475               94,437              (26,962)
    Auto Liability                            17,083               17,961                 (878)
    General Liability (incl. CUB)             38,966               31,989                6,977
    Fire                                         321                  208                  113
    Homeowners                                 2,522                4,641               (2,119)
    Ocean Marine                               3,164                5,539               (2,375)
    Inland Marine                              2,814                3,916               (1,102)
    Auto Physical Damage                         348                1,424               (1,076)
    Misc. Schedule O                             346                6,471               (6,125)
    Misc. Other P & L                          1,035                  578                  457
    Cats                                           0                    0                    0
                                             -------              -------              -------
    Subtotal                                 149,016              181,292              (32,276)

                                                                     EXHIBIT A-5

                         GREAT AMERICAN INSURANCE GROUP

                              Great American Pool

                               Net of Reinsurance
                 Excluding Asbestos and Environmental Exposures
                              (amounts in $000's)

                   Comparison of M&R to Carried ULAE Reserves

                                              (1)                   (2)                  (3)
                                                                                     = (1) - (2)

                                              GAIC                  M&R
                                             Carried             Indicated
                                          ULAE Reserve          ULAE Reserve           Redundancy
                                           at 9/30/94            at 9/30/94          /(Deficiency)
                                          ------------          ------------         -------------
GREAT AMERICAN
    Workers' Comp                             19,471               15,169                4,302
    CMP                                       16,728               15,620                1,108
    Auto Liability                            12,282               12,139                  143
    General Liability (incl. CUB)             10,297                8,336                1,961
    Fire                                         441                   26                  415
    Homeowners                                 1,592                1,896                 (304)
    Ocean Marine                                 655                1,570                 (915)
    Inland Marine                                706                  346                  360
    Auto Physical Damage                         959                  150                  809
    Misc. Schedule O                             302                1,236                 (934)
    Misc. Other P & L                             49                  101                  (52)
    Cats                                           0                    0                    0
                                              ------               ------                -----
    Subtotal                                  63,482               56,589                6,893

                                                                     EXHIBIT A-6
                                                                         Sheet 1


                         GREAT AMERICAN INSURANCE GROUP
             Analysis of Loss and Loss Adjustment Expense Reserves
                            as of September 30, 1994
                               Net of Reinsurance
                          Great American Pool - Direct
                              Workers Compensation
                    Indemnity - Countrywide (ex California)

                   Summary of Indicated Loss & ALAE Reserves
                         Net of Salvage and Subrogation
                             (amounts in thousands)

           (1)            (2)            (3)           (4)            (5)            (6)
                                      Incurred        Paid         Ultimate       Selected
                        Earned      Loss & ALAE    Loss & ALAE       Claim        Ultimate
           Year        Premium         @ 9/94         @ 9/94         Counts      Loss & ALAE
        ---------     ---------      ---------      ---------      ---------      ---------
           1985              0         62,666         60,141         10,690         64,678
           1986              0         51,344         48,967          7,807         53,065
           1987              0         47,645         45,572          7,306         49,551
           1988        115,076         52,891         50,027          8,133         55,648
           1989        126,911         51,105         45,013          6,091         54,265
           1990         98,285         40,543         35,215          4,918         44,481
           1991         81,676         25,755         20,962          3,789         30,245
           1992         76,469         20,270         15,088          3,449         26,796
           1993         74,380         13,774          7,422          3,076         23,141
           1994         67,370          7,127          2,460          2,410         20,243

          Total        640,167        373,121        330,868         57,670        422,114

           (1)            (7)            (8)            (9)            (10)
                                      Indicated
                       Indicated       Ultimate                       Total
                        Ultimate     Loss & ALAE     Indicated     Loss & ALAE
           Year         Severity        Ratio           IBNR         Reserve
        ---------      ---------      ---------      ---------      ---------
           1985          6,050          0.000          2,012          4,537
           1986          6,797          0.000          1,721          4,098
           1987          6,782          0.000          1,906          3,979
           1988          6,842          0.484          2,758          5,622
           1989          8,908          0.428          3,160          9,252
           1990          9,045          0.453          3,939          9,267
           1991          7,983          0.370          4,489          9,282
           1992          7,769          0.350          6,525         11,707
           1993          7,523          0.311          9,368         15,720
           1994          8,398          0.300         13,115         17,782

          Total                                       48,993         91,246

          Notes: (7)=[(6)x1000]-(5)             (9)=(6)-(3)
                 (8)=(6)+(2)                   (10)=(6)-(4)

                                                                     EXHIBIT A-6
                                                                     Sheet 2



                        GREAT AMERICAN INSURANCE GROUP
             Analysis of Loss and Loss Adjustment Expense Reserves
                           as of September 30, 1994
                              Net of Reinsurance
                          Great American Pool - Direct
                             Workers Compensation
                     Indemnity - Countrywide (ex California)

             Summary of Ultimate Losses And Indicated Loss Reserves
                         Gross of Salvage & Subrogation
                             (amounts in thousands)

   (1)            (2)            (3)            (4)            (5)            (6)
                               Incurred         Paid         Ultimate       Selected
                 Earned         Losses         Losses         Claim         Ultimate
   Year         Premium         @ 9/94         @ 9/94         Counts         Losses
- ---------      ---------      ---------      ---------      ---------      ---------
   1985              0         62,025         59,500         10,690         63,662
   1986              0         50,629         48,252          7,807         51,981
   1987              0         47,511         45,438          7,306         49,004
   1988        115,076         51,830         48,966          8,133         54,175
   1989        126,911         50,283         44,191          6,091         53,096
   1990         98,285         39,642         34,314          4,918         43,315
   1991         81,676         24,540         19,747          3,789         28,843
   1992         76,469         19,015         13,833          3,449         25,123
   1993         74,380         13,103          6,751          3,076         21,777
   1994         67,370          6,993          2,326          2,410         19,197

  Total        640,167        365,571        323,318         57,670        410,174

   (1)            (7)             (8)           (9)            (10)
               Indicated       Indicated                      Total
                Ultimate       Ultimate      Indicated         Loss
   Year         Severity      Loss Ratio        IBNR         Reserve
- ---------      ---------       ---------     ---------      ---------
   1985          5,955          0.000          1,637          4,162
   1986          6,659          0.000          1,352          3,729
   1987          6,707          0.000          1,493          3,566
   1988          6,661          0.471          2,345          5,209
   1989          8,717          0.418          2,813          8,905
   1990          8,808          0.441          3,673          9,001
   1991          7,613          0.353          4,303          9,096
   1992          7,284          0.329          6,108         11,290
   1993          7,079          0.293          8,674         15,026
   1994          7,964          0.285         12,204         16,871

  Total                                       44,603         86,856

    Notes: (7)=[(6)x1000]/(5)             (9)=(6)-(3)
           (8)=(6)/(2)                   (10)=(6)-(4)

                                                                     EXHIBIT A-6
                                                                     Sheet 3



                         GREAT AMERICAN INSURANCE GROUP
             Analysis of Loss and Loss Adjustment Expense Reserves
                            as of September 30, 1994
                               Net of Reinsurance
                          Great American Pool - Direct
                              Workers Compensation
                    Indemnity - Countrywide (ex California)

              Summary of Ultimate ALAE And Indicated ALAE Reserves
                             (amounts in thousands)

   (1)            (2)            (3)            (4)            (5)            (6)
                Selected         Paid         Selected
                Ultimate         ALAE         Ultimate         ALAE           ALAE
   Year          Losses         @ 9/94          ALAE          Ratio         Reserve
- ---------      ---------      ---------      ---------      ---------      ---------
   1985         63,662          3,856          4,264         0.0670            408
   1986         51,981          3,239          3,667         0.0706            428
   1987         49,004          2,690          3,225         0.0658            534
   1988         54,175          3,205          3,988         0.0736            783
   1989         53,096          2,856          3,878         0.0730          1,021
   1990         43,315          2,911          4,339         0.1002          1,429
   1991         28,843          1,782          3,146         0.1091          1,363
   1992         25,123          1,430          3,062         0.1219          1,632
   1993         21,777            735          2,610         0.1198          1,875
   1994         19,197            136          2,136         0.1113          2,000

  Total        410,174         22,841         34,315                        11,474




  Notes: (5)=(4)-(2)
         (6)=(4)-(3)

                                                                     EXHIBIT A-6
                                                                     Sheet 4


                         GREAT AMERICAN INSURANCE GROUP
             Analysis of Loss and Loss Adjustment Expense Reserves
                            as of September 30, 1994
                               Net of Reinsurance
                          Great American Pool - Direct
                              Workers Compensation
                    Indemnity - Countrywide (ex California)

               Summary of Ultimate S&S And Indicated S&S Reserves
                             (amounts in thousands)

   (1)            (2)            (3)            (4)            (5)            (6)
                Selected     Salvage and      Selected
                Ultimate     Subrogation      Ultimate        S & S          S & S
   Year          Losses         @ 9/94         S & S          Ratio         Reserve
- ---------      ---------      ---------      ---------      ---------      ---------
   1985         63,662          3,215          3,248         0.0510             33
   1986         51,981          2,524          2,583         0.0497             59
   1987         49,004          2,556          2,677         0.0546            121
   1988         54,175          2,144          2,514         0.0464            370
   1989         53,096          2,034          2,709         0.0510            675
   1990         43,315          2,010          3,173         0.0733          1,163
   1991         28,843            567          1,744         0.0605          1,177
   1992         25,123            175          1,390         0.0553          1,215
   1993         21,777             64          1,246         0.0572          1,182
   1994         19,197              2          1,091         0.0568          1,089

  Total        410,174         15,291         22,376                         7,085




   Notes: (5)=(4)/(2)
          (6)=(4)-(3)

                                                                     EXHIBIT A-7
                                                                     Sheet 1


                         GREAT AMERICAN INSURANCE GROUP
             Analysis of Loss and Loss Adjustment Expense Reserves
                            as of September 30, 1994
                               Net of Reinsurance
                          Great American Pool - Direct
                              Workers Compensation
                     Medical - Countrywide (ex California)

                   Summary of Indicated Loss & ALAE Reserves
                         Net of Salvage and Subrogation
                             (amounts in thousands)

   (1)            (2)            (3)            (4)            (5)            (6)
                               Incurred         Paid         Ultimate       Selected
                 Earned      Loss & ALAE    Loss & ALAE       Claim         Ultimate
   Year         Premium         @ 9/94         @ 9/94         Counts      Loss & ALAE
- ---------      ---------      ---------      ---------      ---------      ---------
   1985              0         43,397         42,263         51,505         44,307
   1986              0         30,260         29,580         35,005         31,193
   1987              0         29,769         28,810         31,260         30,928
   1988        115,076         35,210         34,546         32,896         36,929
   1989        126,911         33,307         30,802         23,607         34,967
   1990         90,285         31,266         29,573         18,327         33,283
   1991         81,676         20,111         18,359         13,213         22,135
   1992         76,469         17,261         15,842         12,315         20,025
   1993         74,380         13,719         11,657         10,931         17,755
   1994         67,370          7,589          4,256          8,666         15,468

  Total        640,167        261,889        245,688        237,724        286,989

   (1)            (7)            (8)            (9)            (10)
                              Indicated
               Indicated       Ultimate                       Total
                Ultimate     Loss & ALAE     Indicated     Loss & ALAE
   Year         Severity        Ratio           IBNR         Reserve
- ---------      ---------      ---------      ---------      ---------
   1985            860          0.000            910          2,044
   1986            891          0.000            933          1,613
   1987            989          0.000          1,159          2,118
   1988          1,123          0.321          1,719          2,383
   1989          1,481          0.276          1,660          4,165
   1990          1,816          0.339          2,017          3,710
   1991          1,675          0.271          2,024          3,776
   1992          1,626          0.262          2,764          4,183
   1993          1,624          0.239          4,036          6,098
   1994          1,785          0.230          7,879         11,212

  Total                                       25,100         41,301

   Notes: (7)=[(6)x1000]/(5)             (9)=(6)-(3)
          (8)=(6)/(2)                   (10)=(6)-(4)

                                                                     EXHIBIT A-7
                                                                     Sheet 2

                         GREAT AMERICAN INSURANCE GROUP
             Analysis of Loss and Loss Adjustment Expense Reserves
                            as of September 30, 1994
                               Net of Reinsurance
                          Great American Pool - Direct
                              Workers Compensation
                     Medical - Countrywide (ex California)

             Summary of Ultimate Losses And Indicated Loss Reserves
                         Gross of Salvage & Subrogation
                             (amounts in thousands)

   (1)            (2)            (3)            (4)            (5)            (6)
                               Incurred         Paid         Ultimate       Selected
                 Earned         Losses         Losses         Claim         Ultimate
   Year         Premium         @ 9/94         @ 9/94         Counts         Losses
- ---------      ---------      ---------      ---------      ---------      ---------
   1985              0         43,397         42,263         51,505         44,307
   1986              0         30,260         29,580         35,005         31,193
   1987              0         29,769         28,810         31,260         30,928
   1988        115,076         35,210         34,546         32,896         36,929
   1989        126,911         33,307         30,802         23,607         34,967
   1990         98,285         31,266         29,573         18,327         33,283
   1991         81,676         20,111         18,359         13,213         22,135
   1992         76,469         17,261         15,842         12,315         20,025
   1993         74,380         13,719         11,657         10,931         17,755
   1994         67,370          7,589          4,256          8,666         15,468

  Total        640,167        261,889        245,688        237,724        286,989

   (1)            (7)             (8)           (9)            (10)
               Indicated       Indicated                      Total
                Ultimate       Ultimate      Indicated         Loss
   Year         Severity      Loss Ratio        IBNR         Reserve
- ---------      ---------       ---------     ---------      ---------
   1985            860          0.000            910          2,044
   1986            891          0.000            933          1,613
   1987            989          0.000          1,159          2,118
   1988          1,123          0.321          1,719          2,383
   1989          1,481          0.276          1,660          4,165
   1990          1,816          0.339          2,017          3,710
   1991          1,675          0.271          2,024          3,776
   1992          1,626          0.262          2,764          4,183
   1993          1,624          0.239          4,036          6,098
   1994          1,785          0.230          7,879         11,212

  Total                                       25,100         41,301

  Notes: (7)=[(6)x1000]/(5)             (9)=(6)-(3)
         (8)=(6)/(2)                   (10)=(6)-(4)

                                                                     EXHIBIT A-7
                                                                     Sheet 3


                         GREAT AMERICAN INSURANCE GROUP
             Analysis of Loss and Loss Adjustment Expense Reserves
                            as of September 30, 1994
                               Net of Reinsurance
                          Great American Pool - Direct
                              Workers Compensation
                     Medical - Countrywide (ex California)

              Summary of Ultimate ALAE And Indicated ALAE Reserves
                             (amounts in thousands)

   (1)            (2)            (3)            (4)            (5)            (6)
                Selected         Paid         Selected
                Ultimate         ALAE         Ultimate         ALAE           ALAE
   Year          Losses         @ 9/94          ALAE          Ratio         Reserve
- ---------      ---------      ---------      ---------      ---------      ---------
   1985         44,307              0              0         0.0000              0
   1986         31,193              0              0         0.0000              0
   1987         30,928              0              0         0.0000              0
   1988         36,929              0              0         0.0000              0
   1989         34,967              0              0         0.0000              0
   1990         33,283              0              0         0.0000              0
   1991         22,135              0              0         0.0000              0
   1992         20,025              0              0         0.0000              0
   1993         17,755              0              0         0.0000              0
   1994         15,468              0              0         0.0000              0

  Total        286,989              0              0                             0




  Notes: (5)=(4)/(2)
         (6)=(4)-(3)

                                                                     EXHIBIT A-7
                                                                     Sheet 4


                         GREAT AMERICAN INSURANCE GROUP
             Analysis of Loss and Loss Adjustment Expense Reserves
                            as of September 30, 1994
                               Net of Reinsurance
                          Great American Pool - Direct
                              Workers Compensation
                     Medical - Countrywide (ex California)

               Summary of Ultimate S&S And Indicated S&S Reserves
                             (amounts in thousands)

   (1)            (2)            (3)            (4)            (5)            (6)
                Selected     Salvage and      Selected
                Ultimate     Subrogation      Ultimate        S & S          S & S
   Year          Losses         @ 9/94         S & S          Ratio         Reserve
- ---------      ---------      ---------      ---------      ---------      ---------
   1985         44,307              0              0         0.0000              0
   1986         31,193              0              0         0.0000              0
   1987         30,928              0              0         0.0000              0
   1988         36,929              0              0         0.0000              0
   1989         34,967              0              0         0.0000              0
   1990         33,283              0              0         0.0000              0
   1991         22,135              0              0         0.0000              0
   1992         20,025              0              0         0.0000              0
   1993         17,755              0              0         0.0000              0
   1994         15,468              0              0         0.0000              0

  Total        286,989              0              0                             0




   Notes: (5)=(4)/(2)
          (6)=(4)-(3)

                                                                     EXHIBIT A-8
                                                                     Sheet 1

                         GREAT AMERICAN INSURANCE GROUP
             Analysis of Loss and Loss Adjustment Expense Reserves
                            as of September 30, 1994
                               Net of Reinsurance
                          Great American Pool - Direct
                              Workers Compensation
                             Indemnity - California

                   Summary of Indicated Loss & ALAE Reserves
                         Net of Salvage and Subrogation
                             (amounts in thousands)

   (1)            (2)            (3)            (4)            (5)            (6)
                               Incurred         Paid         Ultimate       Selected
                 Earned      Loss & ALAE    Loss & ALAE       Claim         Ultimate
   Year         Premium         @ 9/94         @ 9/94         Counts      Loss & ALAE
- ---------      ---------      ---------      ---------      ---------      ---------
   1985              0         24,381         23,884          3,350         24,691
   1986              0         20,133         19,726          2,925         20,423
   1987              0         18,159         17,527          2,867         18,478
   1988         41,255         14,847         14,237          2,458         15,294
   1989         24,898          8,084          7,669          1,346          8,475
   1990         17,017          5,781          5,118          1,013          6,179
   1991         21,171         10,121          8,269          1,686         11,284
   1992         19,764          7,563          5,461          1,627          9,493
   1993          9,105          1,758            869            759          2,745
   1994          3,565            201             53             70            992

  Total        136,775        111,029        102,814         18,101        118,053

   (1)            (7)            (8)            (9)            (10)
                              Indicated
               Indicated       Ultimate                       Total
                Ultimate     Loss & ALAE     Indicated     Loss & ALAE
   Year         Severity        Ratio           IBNR         Reserve
- ---------      ---------      ---------      ---------      ---------
   1985          7,370          0.000            310            807
   1986          6,983          0.000            290            697
   1987          6,444          0.000            319            951
   1988          6,222          0.371            447          1,057
   1989          6,299          0.340            391            806
   1990          6,100          0.363            397          1,060
   1991          6,691          0.533          1,164          3,016
   1992          5,834          0.480          1,930          4,032
   1993          3,618          0.301            986          1,875
   1994         14,136          0.278            790            938

  Total                                        7,025         15,240

  Notes: (7)=[(6)x1000]/(5)             (9)=(6)-(3)
         (8)=(6)/(2)                   (10)=(6)-(4)

                                                                     EXHIBIT A-8
                                                                     Sheet 2

                         GREAT AMERICAN INSURANCE GROUP
             Analysis of Loss and Loss Adjustment Expense Reserves
                            as of September 30, 1994
                               Net of Reinsurance
                          Great American Pool - Direct
                              Workers Compensation
                             Indemnity - California

             Summary of Ultimate Losses And Indicated Loss Reserves
                         Gross of Salvage & Subrogation
                             (amounts in thousands)

   (1)            (2)            (3)            (4)            (5)            (6)
                               Incurred         Paid         Ultimate       Selected
                 Earned         Losses         Losses         Claim         Ultimate
   Year         Premium         @ 9/94         @ 9/94         Counts         Losses
- ---------      ---------      ---------      ---------      ---------      ---------
   1985              0         22,921         22,424          3,350         23,128
   1986              0         19,154         18,747          2,925         19,363
   1987              0         17,190         16,558          2,867         17,415
   1988         41,255         14,628         14,018          2,458         14,993
   1989         24,898          7,537          7,122          1,346          7,861
   1990         17,017          5,385          4,722          1,013          5,685
   1991         21,171          9,312          7,460          1,686         10,148
   1992         19,764          6,886          4,784          1,627          8,347
   1993          9,105          1,551            662            759          2,345
   1994          3,565            192             44             70            891

  Total        136,775        104,756         96,541         18,101        110,176

   (1)            (7)             (8)           (9)            (10)
               Indicated       Indicated                      Total
                Ultimate       Ultimate      Indicated         Loss
   Year         Severity      Loss Ratio        IBNR         Reserve
- ---------      ---------       ---------     ---------      ---------
   1985          6,903          0.000            207            704
   1986          6,620          0.000            209            616
   1987          6,074          0.000            225            857
   1988          6,099          0.363            365            975
   1989          5,842          0.316            324            739
   1990          5,612          0.334            300            963
   1991          6,017          0.479            836          2,688
   1992          5,129          0.422          1,461          3,563
   1993          3,091          0.258            794          1,683
   1994         12,705          0.250            699            847

  Total                                        5,420         13,635

   Notes: (7)=[(6)x1000]/(5)             (9)=(6)-(3)
          (8)=(6)/(2)                   (10)=(6)-(4)

                                                                     EXHIBIT A-8
                                                                     Sheet 3

                         GREAT AMERICAN INSURANCE GROUP
             Analysis of Loss and Loss Adjustment Expense Reserves
                            as of September 30, 1994
                               Net of Reinsurance
                          Great American Pool - Direct
                              Workers Compensation
                             Indemnity - California

              Summary of Ultimate ALAE And Indicated ALAE Reserves
                             (amounts in thousands)


   (1)           (2)           (3)           (4)           (5)           (6)
               Selected        Paid        Selected
               Ultimate        ALAE        Ultimate        ALAE          ALAE
   Year         Losses        @ 9/94         ALAE         Ratio        Reserve
- ---------     ---------     ---------     ---------     ---------     ---------
   1985        23,128         2,491         2,603        0.1125           112
   1986        19,363         1,816         1,915        0.0989            99
   1987        17,415         1,458         1,585        0.0910           127
   1988        14,993           857         1,019        0.0679           162
   1989         7,861           728           871        0.1108           143
   1990         5,685           599           810        0.1424           210
   1991        10,148           929         1,558        0.1535           629
   1992         8,347           702         1,463        0.1753           761
   1993         2,345           212           496        0.2117           284
   1994           891             9           137        0.1536           128

  Total       110,176         9,802        12,456                       2,654




   Notes: (5)=(4)/(2)
          (6)=(4)-(3)

                                                                     EXHIBIT A-8
                                                                     Sheet 4

                         GREAT AMERICAN INSURANCE GROUP
             Analysis of Loss and Loss Adjustment Expense Reserves
                            as of September 30, 1994
                               Net of Reinsurance
                          Great American Pool - Direct
                              Workers Compensation
                             Indemnity - California

               Summary of Ultimate S&S And Indicated S&S Reserves
                             (amounts in thousands)

   (1)            (2)            (3)            (4)            (5)            (6)
                Selected     Salvage and      Selected
                Ultimate     Subrogation      Ultimate        S & S          S & S
   Year          Losses         @ 9/94         S & S          Ratio         Reserve
- ---------      ---------      ---------      ---------      ---------      ---------
   1985         23,128          1,031          1,041         0.0450             10
   1986         19,363            837            855         0.0441             18
   1987         17,415            489            522         0.0300             33
   1988         14,993            638            718         0.0479             80
   1989          7,861            181            257         0.0327             76
   1990          5,685            203            316         0.0555            113
   1991         10,148            120            421         0.0415            301
   1992          8,347             25            316         0.0379            291
   1993          2,345              5             97         0.0413             92
   1994            891              0             36         0.0409             36

  Total        110,176          3,529          4,579                         1,050




  Notes: (5)=(4)/(2)
         (6)=(4)-(3)

                                                                     EXHIBIT A-9
                                                                     Sheet 1

                         GREAT AMERICAN INSURANCE GROUP
             Analysis of Loss and Loss Adjustment Expense Reserves
                            as of September 30, 1994
                               Net of Reinsurance
                          Great American Pool - Direct
                              Workers Compensation
                              Medical - California

                   Summary of Indicated Loss & ALAE Reserves
                         Net of Salvage and Subrogation
                             (amounts in thousands)

   (1)            (2)            (3)            (4)            (5)            (6)
                               Incurred         Paid         Ultimate       Selected
                 Earned      Loss & ALAE    Loss & ALAE       Claim         Ultimate
   Year         Premium         @ 9/94         @ 9/94         Counts      Loss & ALAE
- ---------      ---------      ---------      ---------      ---------      ---------
   1985              0         15,417         15,135         10,336         15,986
   1986              0         12,164         11,904          8,493         12,693
   1987              0         12,117         11,266          7,433         12,405
   1988         41,255         10,736         10,328          5,995         11,264
   1989         24,898          6,231          5,873          3,580          6,574
   1990         17,017          4,574          4,287          2,678          4,942
   1991         21,171          7,163          6,251          3,574          7,717
   1992         19,764          8,081          7,020          3,715          9,376
   1993          9,105          2,055          1,490          2,222          2,785
   1994          3,565            260            128            270          1,069

  Total        136,775         78,798         73,682         48,295         84,811

   (1)            (7)            (8)            (9)            (10)
                              Indicated
               Indicated       Ultimate                       Total
                Ultimate     Loss & ALAE     Indicated     Loss & ALAE
   Year         Severity        Ratio           IBNR         Reserve
- ---------      ---------      ---------      ---------      ---------
   1985          1,547          0.000            569            851
   1986          1,495          0.000            529            789
   1987          1,669          0.000            288          1,139
   1988          1,879          0.273            528            936
   1989          1,836          0.264            343            701
   1990          1,845          0.290            368            655
   1991          2,160          0.365            554          1,466
   1992          2,524          0.474          1,295          2,356
   1993          1,254          0.306            730          1,295
   1994          3,965          0.300            809            941

  Total                                        6,013         11,129

   Notes: (7)=[(6)x1000]/(5)             (9)=(6)-(3)
          (8)=(6)/(2)                   (10)=(6)-(4)

                                                                     EXHIBIT A-9
                                                                     Sheet 2

                         GREAT AMERICAN INSURANCE GROUP
             Analysis of Loss and Loss Adjustment Expense Reserves
                            as of September 30, 1994
                               Net of Reinsurance
                          Great American Pool - Direct
                              Workers Compensation
                              Medical - California

             Summary of Ultimate Losses And Indicated Loss Reserves
                         Gross of Salvage & Subrogation
                             (amounts in thousands)

   (1)            (2)            (3)            (4)            (5)            (6)
                               Incurred         Paid         Ultimate       Selected
                 Earned         Losses         Losses         Claim         Ultimate
   Year         Premium         @ 9/94         @ 9/94         Counts         Losses
- ---------      ---------      ---------      ---------      ---------      ---------
   1985              0         15,417         15,135         10,336         15,986
   1986              0         12,164         11,904          8,493         12,693
   1987              0         12,117         11,266          7,433         12,405
   1988         41,255         10,736         10,328          5,995         11,264
   1989         24,898          6,231          5,873          3,580          6,574
   1990         17,017          4,574          4,287          2,678          4,942
   1991         21,171          7,163          6,251          3,574          7,717
   1992         19,764          8,081          7,020          3,715          9,376
   1993          9,105          2,055          1,490          2,222          2,785
   1994          3,565            260            128            270          1,069

  Total        136,775         78,798         73,682         48,295         84,811

   (1)            (7)             (8)           (9)            (10)
               Indicated       Indicated                      Total
                Ultimate       Ultimate      Indicated         Loss
   Year         Severity      Loss Ratio        IBNR         Reserve
- ---------      ---------       ---------     ---------      ---------
   1985          1,547          0.000            569            851
   1986          1,495          0.000            529            789
   1987          1,669          0.000            288          1,139
   1988          1,879          0.273            528            936
   1989          1,836          0.264            343            701
   1990          1,845          0.290            368            655
   1991          2,160          0.365            554          1,466
   1992          2,524          0.474          1,295          2,356
   1993          1,254          0.306            730          1,295
   1994          3,965          0.300            809            941

  Total                                        6,013         11,129

   Notes: (7)=[(6)x1000]/(5)             (9)=(6)-(3)
          (8)=(6)/(2)                   (10)=(6)-(4)

                                                                     EXHIBIT A-9
                                                                     Sheet 3

                         GREAT AMERICAN INSURANCE GROUP
             Analysis of Loss and Loss Adjustment Expense Reserves
                            as of September 30, 1994
                               Net of Reinsurance
                          Great American Pool - Direct
                              Workers Compensation
                              Medical - California

              Summary of Ultimate ALAE And Indicated ALAE Reserves
                             (amounts in thousands)

   (1)            (2)            (3)            (4)            (5)            (6)
                Selected         Paid         Selected
                Ultimate         ALAE         Ultimate         ALAE           ALAE
   Year          Losses         @ 9/94          ALAE          Ratio         Reserve
- ---------      ---------      ---------      ---------      ---------      ---------
   1985         15,986              0              0         0.0000              0
   1986         12,693              0              0         0.0000              0
   1987         12,405              0              0         0.0000              0
   1988         11,264              0              0         0.0000              0
   1989          6,574              0              0         0.0000              0
   1990          4,942              0              0         0.0000              0
   1991          7,717              0              0         0.0000              0
   1992          9,376              0              0         0.0000              0
   1993          2,785              0              0         0.0000              0
   1994          1,069              0              0         0.0000              0

  Total         84,811              0              0                             0




   Notes: (5)=(4)/(2)
          (6)=(4)-(3)

                                                                     EXHIBIT A-9
                                                                     Sheet 4

                         GREAT AMERICAN INSURANCE GROUP
             Analysis of Loss and Loss Adjustment Expense Reserves
                            as of September 30, 1994
                               Net of Reinsurance
                          Great American Pool - Direct
                              Workers Compensation
                              Medical - California

               Summary of Ultimate S&S And Indicated S&S Reserves
                             (amounts in thousands)

   (1)            (2)            (3)            (4)            (5)            (6)
                Selected     Salvage and      Selected
                Ultimate     Subrogation      Ultimate        S & S          S & S
   Year          Losses         @ 9/94         S & S          Ratio         Reserve
- ---------      ---------      ---------      ---------      ---------      ---------
   1985         15,986              0              0         0.0000              0
   1986         12,693              0              0         0.0000              0
   1987         12,405              0              0         0.0000              0
   1988         11,264              0              0         0.0000              0
   1989          6,574              0              0         0.0000              0
   1990          4,942              0              0         0.0000              0
   1991          7,717              0              0         0.0000              0
   1992          9,376              0              0         0.0000              0
   1993          2,785              0              0         0.0000              0
   1994          1,069              0              0         0.0000              0

  Total         84,811              0              0                             0




   Notes: (5)=(4)/(2)
          (6)=(4)-(3)

                                                                   EXHIBIT A-10
                                                                   Sheet 1

                         GREAT AMERICAN INSURANCE GROUP
             Analysis of Loss and Loss Adjustment Expense Reserves
                            as of September 30, 1994
                               Net of Reinsurance
                          Great American Pool - Direct
                                 CMP Liability

                   Summary of Indicated Loss & ALAE Reserves
                         Net of Salvage and Subrogation
                             (amounts in thousands)

   (1)            (2)            (3)             (4)            (5)           (6)
                               Incurred          Paid         Ultimate      Selected
                 Earned      Loss & ALAE     Loss & ALAE       Claim        Ultimate
   Year         Premium         @ 9/94          @ 9/94         Counts     Loss & ALAE
- ---------      ---------      ---------       ---------      ---------     ---------
   1985              0         69,076          67,886         10,604        71,159
   1986              0         55,002          53,864          7,366        57,255
   1987              0         51,828          50,302          6,591        55,387
   1988        107,084         54,737          52,305          7,384        60,256
   1989        100,883         54,208          49,157          6,935        63,386
   1990        105,649         57,619          48,372          7,563        73,455
   1991         97,563         46,953          37,184          7,173        66,731
   1992         85,311         34,252          19,486          7,359        59,332
   1993         79,942         23,470          10,441          8,069        56,953
   1994         66,976         11,312           2,982          7,664        47,710

  Total        643,408        458,456         391,978         76,709       611,624

   (1)            (7)            (8)            (9)            (10)
                              Indicated
               Indicated       Ultimate                       Total
                Ultimate     Loss & ALAE     Indicated     Loss & ALAE
   Year         Severity        Ratio           IBNR         Reserve
- ---------      ---------      ---------      ---------      ---------
   1985          6,711          0.000          2,083          3,273
   1986          7,773          0.000          2,253          3,391
   1987          8,404          0.000          3,559          5,085
   1988          8,160          0.563          5,519          7,951
   1989          9,140          0.628          9,178         14,229
   1990          9,713          0.695         15,836         25,083
   1991          9,303          0.684         19,778         29,547
   1992          8,062          0.695         25,081         39,847
   1993          7,058          0.712         33,483         46,512
   1994          6,226          0.712         36,399         44,729

  Total                                      153,168        219,646

   Notes: (7)=[(6)x1000]/(5)             (9)=(6)-(3)
          (8)=(6)/(2)                   (10)=(6)-(4)

                                                                   EXHIBIT A-10
                                                                   Sheet 2

                         GREAT AMERICAN INSURANCE GROUP
             Analysis of Loss and Loss Adjustment Expense Reserves
                            as of September 30, 1994
                               Net of Reinsurance
                          Great American Pool - Direct
                                 CMP Liability

             Summary of Ultimate Losses And Indicated Loss Reserves
                         Gross of Salvage & Subrogation
                             (amounts in thousands)

   (1)            (2)            (3)            (4)            (5)            (6)
                               Incurred         Paid         Ultimate       Selected
                 Earned         Losses         Losses         Claim         Ultimate
   Year         Premium         @ 9/94         @ 9/94         Counts         Losses
- ---------      ---------      ---------      ---------      ---------      ---------
   1985              0         55,705         54,515         10,604         56,541
   1986              0         43,007         41,869          7,366         43,652
   1987              0         40,267         38,741          6,591         41,321
   1988        107,084         43,983         41,551          7,384         45,549
   1989        100,883         44,170         39,119          6,935         47,280
   1990        105,649         48,055         38,808          7,563         54,071
   1991         97,563         37,997         28,228          7,173         46,028
   1992         85,311         29,486         14,720          7,359         41,157
   1993         79,942         21,502          8,473          8,069         39,637
   1994         66,976         10,852          2,522          7,664         33,488

  Total        643,408        375,024        308,546         76,709        448,724

   (1)            (7)             (8)           (9)            (10)
               Indicated       Indicated                      Total
                Ultimate       Ultimate      Indicated         Loss
   Year         Severity      Loss Ratio        IBNR         Reserve
- ---------      ---------       ---------     ---------      ---------
   1985          5,332          0.000            836          2,026
   1986          5,926          0.000            645          1,783
   1987          6,270          0.000          1,054          2,580
   1988          6,168          0.425          1,566          3,998
   1989          6,817          0.469          3,110          8,161
   1990          7,150          0.512          6,016         15,263
   1991          6,417          0.472          8,031         17,800
   1992          5,593          0.482         11,671         26,437
   1993          4,912          0.496         18,135         31,164
   1994          4,370          0.500         22,636         30,966

  Total                                       73,700        140,178

  Notes: (7)=[(6)x1000]/(5)             (9)=(6)-(3)
         (8)=(6)/(2)                   (10)=(6)-(4)

                                                                    EXHIBIT A-10
                                                                    Sheet 3

                         GREAT AMERICAN INSURANCE GROUP
             Analysis of Loss and Loss Adjustment Expense Reserves
                            as of September 30, 1994
                               Net of Reinsurance
                          Great American Pool - Direct
                                 CMP Liability

              Summary of Ultimate ALAE And Indicated ALAE Reserves
                             (amounts in thousands)

   (1)            (2)            (3)            (4)            (5)            (6)
                Selected         Paid         Selected
                Ultimate         ALAE         Ultimate         ALAE           ALAE
   Year          Losses         @ 9/94          ALAE          Ratio         Reserve
- ---------      ---------      ---------      ---------      ---------      ---------
   1985         56,541         15,169         16,468         0.2913          1,299
   1986         43,652         13,122         14,799         0.3390          1,677
   1987         41,321         11,953         14,552         0.3522          2,599
   1988         45,549         11,135         15,233         0.3344          4,098
   1989         47,280         10,879         17,160         0.3629          6,281
   1990         54,071         10,132         20,273         0.3749         10,140
   1991         46,028          9,138         21,230         0.4612         12,092
   1992         41,157          4,816         18,702         0.4544         13,886
   1993         39,637          2,025         17,922         0.4521         15,897
   1994         33,488            470         14,741         0.4402         14,272

  Total        448,724         88,838        171,079                        82,241




  Notes: (5)=(4)/(2)
         (6)=(4)-(3)

                                                                    EXHIBIT A-30
                                                                    Sheet 4

                         GREAT AMERICAN INSURANCE GROUP
             Analysis of Loss and Loss Adjustment Expense Reserves
                            as of September 30, 1994
                               Net of Reinsurance
                          Great American Pool - Direct
                                 CMP Liability

               Summary of Ultimate S&S And Indicated S&S Reserves
                             (amounts in thousands)

   (1)            (2)            (3)            (4)            (5)            (6)
                Selected     Salvage and      Selected
                Ultimate     Subrogation      Ultimate        S & S          S & S
   Year          Losses         @ 9/94         S & S          Ratio         Reserve
- ---------      ---------      ---------      ---------      ---------      ---------
   1985         56,541          1,798          1,849         0.0327             51
   1986         43,652          1,127          1,196         0.0274             69
   1987         41,321            392            486         0.0118             94
   1988         45,549            381            526         0.0115            145
   1989         47,280            841          1,054         0.0223            213
   1990         54,071            568            889         0.0164            321
   1991         46,028            182            527         0.0114            345
   1992         41,157             50            527         0.0128            477
   1993         39,637             57            606         0.0153            549
   1994         33,488             10            519         0.0155            509

  Total        448,724          5,406          8,179                         2,773




  Notes: (5)=(4)/(2)
         (6)=(4)-(3)

                                                                    EXHIBIT A-11
                                                                    Sheet 1


                         GREAT AMERICAN INSURANCE GROUP
             Analysis of Loss and Loss Adjustment Expense Reserves
                            as of September 30, 1994
                               Net of Reinsurance
                          Great American Pool - Direct
                                     CMP I

                   Summary of Indicated Loss & ALAE Reserves
                         Net of Salvage and Subrogation
                             (amounts in thousands)

   (1)            (2)            (3)            (4)            (5)            (6)
                               Incurred         Paid         Ultimate       Selected
                 Earned      Loss & ALAE    Loss & ALAE       Claim         Ultimate
   Year         Premium         @ 9/94         @ 9/94         Counts      Loss & ALAE
- ---------      ---------      ---------      ---------      ---------      ---------
   1985              0         31,824         31,824          4,913         31,802
   1986              0         18,430         18,430          2,771         18,406
   1987              0         27,843         27,843          2,686         27,775
   1988         75,855         35,622         34,790          2,951         35,279
   1989         66,628         33,169         33,169          2,981         32,741
   1990         71,945         34,503         34,184          3,361         34,388
   1991         71,521         48,573         48,184          3,150         48,561
   1992         66,327         41,967         39,678          2,800         41,848
   1993         61,437         29,725         28,092          2,830         29,942
   1994         52,231         25,425         17,891          2,403         33,117

  Total        465,944        327,081        314,085         30,845        333,858

   (1)            (7)            (8)            (9)            (10)
                              Indicated
               Indicated       Ultimate                       Total
                Ultimate     Loss & ALAE     Indicated     Loss & ALAE
   Year         Severity        Ratio           IBNR         Reserve
- ---------      ---------      ---------      ---------      ---------
   1985          6,473          0.000            -22            -22
   1986          6,642          0.000            -25            -25
   1987         10,340          0.000            -67            -67
   1988         11,955          0.465           -343            489
   1989         10,983          0.491           -428           -428
   1990         10,232          0.478           -116            203
   1991         15,418          0.679            -12            377
   1992         14,944          0.631           -119          2,170
   1993         10,581          0.487            216          1,849
   1994         13,783          0.634          7,692         15,226

  Total                                        6,777         19,773

  Notes: (7)=[(6)x1000]/(5)             (9)=(6)-(3)
         (8)=(6)/(2)                   (10)=(6)-(4)

                                                                    EXHIBIT A-11
                                                                    Sheet 2

                         GREAT AMERICAN INSURANCE GROUP
             Analysis of Loss and Loss Adjustment Expense Reserves
                            as of September 30, 1994
                               Net of Reinsurance
                          Great American Pool - Direct
                                     CMP I

             Summary of Ultimate Losses And Indicated Loss Reserves
                         Gross of Salvage & Subrogation
                             (amounts in thousands)

   (1)            (2)            (3)            (4)            (5)            (6)
                               Incurred         Paid         Ultimate       Selected
                 Earned         Losses         Losses         Claim         Ultimate
   Year         Premium         @ 9/94         @ 9/94         Counts         Losses
- ---------      ---------      ---------      ---------      ---------      ---------
   1985              0         36,140         36,140          4,913         36,140
   1986              0         18,977         18,977          2,771         18,977
   1987              0         28,827         28,827          2,686         28,827
   1988         75,855         36,762         35,930          2,951         36,810
   1989         66,628         34,519         34,519          2,981         34,619
   1990         71,945         33,906         33,587          3,361         34,259
   1991         71,521         48,035         47,646          3,150         48,618
   1992         66,327         40,846         38,557          2,800         41,511
   1993         61,437         28,643         27,010          2,830         29,383
   1994         52,231         24,792         17,258          2,403         32,816

  Total        465,944        331,447        318,451         30,845        341,961

   (1)            (7)             (8)           (9)            (10)
               Indicated       Indicated                      Total
                Ultimate       Ultimate      Indicated         Loss
   Year         Severity      Loss Ratio        IBNR         Reserve
- ---------      ---------       ---------     ---------      ---------
   1985          7,356          0.000              0              0
   1986          6,848          0.000              0              0
   1987         10,731          0.000              0              0
   1988         12,474          0.485             48            880
   1989         11,613          0.520            100            100
   1990         10,194          0.476            353            672
   1991         15,437          0.680            583            972
   1992         14,823          0.626            665          2,954
   1993         10,384          0.478            740          2,373
   1994         13,658          0.628          8,024         15,558

  Total                                       10,514         23,510

  Notes: (7)=[(6)x1000]/(5)             (9)=(6)-(3)
         (8)=(6)/(2)                   (10)=(6)-(4)

                                                                    EXHIBIT A-11
                                                                    Sheet 3


                         GREAT AMERICAN INSURANCE GROUP
             Analysis of Loss and Loss Adjustment Expense Reserves
                            as of September 30, 1994
                               Net of Reinsurance
                          Great American Pool - Direct
                                     CMP I

              Summary of Ultimate ALAE And Indicated ALAE Reserves
                             (amounts in thousands)

   (1)            (2)            (3)            (4)            (5)            (6)
                Selected         Paid         Selected
                Ultimate         ALAE         Ultimate         ALAE           ALAE
   Year          Losses         @ 9/94          ALAE          Ratio         Reserve
- ---------      ---------      ---------      ---------      ---------      ---------
   1985         36,140          1,475          1,400         0.0412             14
   1986         18,977            567            575         0.0303              8
   1987         28,827            753            770         0.0267             18
   1988         36,810          1,412          1,443         0.0392             31
   1989         34,619            558            712         0.0206            155
   1990         34,259          1,630          1,986         0.0580            356
   1991         48,618          1,681          2,424         0.0498            743
   1992         41,511          1,607          2,371         0.0571            763
   1993         29,383          1,332          2,105         0.0716            772
   1994         32,816            656          2,082         0.0634          1,426

  Total        341,961         11,671         15,956                         4,285




  Notes: (5)=(4)/(2)
         (6)=(4)-(3)

                                                                    EXHIBIT A-11
                                                                    Sheet 4


                         GREAT AMERICAN INSURANCE GROUP
             Analysis of Loss and Loss Adjustment Expense Reserves
                            as of September 30, 1994
                               Net of Reinsurance
                          Great American Pool - Direct
                                     CMP I

               Summary of Ultimate S&S And Indicated S&S Reserves
                             (amounts in thousands)

   (1)            (2)            (3)            (4)            (5)            (6)
                Selected     Salvage and      Selected
                Ultimate     Subrogation      Ultimate        S & S          S & S
   Year          Losses         @ 9/94         S & S          Ratio         Reserve
- ---------      ---------      ---------      ---------      ---------      ---------
   1985         36,140          5,791          5,826         0.1612             35
   1986         18,977          1,114          1,147         0.0604             33
   1987         28,827          1,737          1,822         0.0632             85
   1988         36,810          2,552          2,973         0.0808            421
   1989         34,619          1,908          2,591         0.0748            683
   1990         34,259          1,033          1,858         0.0542            825
   1991         48,618          1,143          2,481         0.0510          1,338
   1992         41,511            486          2,034         0.0490          1,548
   1993         29,383            250          1,546         0.0526          1,296
   1994         32,816             23          1,781         0.0543          1,758

  Total        341,961         16,037         24,060                         8,023




  Notes: (5)=(4)/(2)
         (6)=(4)-(3)

                                                                    EXHIBIT A-12
                                                                    Sheet 1


                         GREAT AMERICAN INSURANCE GROUP
             Analysis of Loss and Loss Adjustment Expense Reserves
                            as of September 30, 1994
                               Net of Reinsurance
                          Great American Pool - Direct
                 Safepak Liability Lines - (Excluding Property)
                   (Includes Artisan Contractors, Non-Artisan
               Contractors, All Other, & Optometrists/Prof Liab)

                   Summary of Indicated Loss & ALAE Reserves
                         Net of Salvage and Subrogation
                             (amounts in thousands)

   (1)            (2)            (3)            (4)            (5)            (6)
                               Incurred         Paid         Ultimate       Selected
                 Earned      Loss & ALAE    Loss & ALAE       Claim         Ultimate
   Year         Premium         @ 9/94         @ 9/94         Counts      Loss & ALAE
- ---------      ---------      ---------      ---------      ---------      ---------
   1985              0          8,535          8,475          1,438          8,643
   1986              0          6,884          6,219            982          7,085
   1987              0          7,070          6,504          1,120          7,475
   1988         17,981         13,843         13,476          1,519         15,078
   1989         20,375         12,540          9,937          1,865         14,378
   1990         21,946         13,866         11,634          1,876         17,092
   1991         19,429         11,308          7,719          1,741         15,751
   1992         15,468          4,645          2,864          1,334          7,334
   1993         12,752          4,171          1,237          1,020          8,845
   1994          8,493          1,380            365            724          5,846

  Total        116,444         84,243         68,431         13,619        107,527

   (1)            (7)            (8)            (9)            (10)
                              Indicated
               Indicated       Ultimate                       Total
                Ultimate     Loss & ALAE     Indicated     Loss & ALAE
   Year         Severity        Ratio           IBNR         Reserve
- ---------      ---------      ---------      ---------      ---------
   1985          6,010          0.000            108            168
   1986          7,215          0.000            201            866
   1987          6,672          0.000            405            971
   1988          9,928          0.839          1,236          1,603
   1989          7,708          0.706          1,838          4,441
   1990          9,113          0.779          3,226          5,458
   1991          9,047          0.811          4,443          8,032
   1992          5,497          0.474          2,689          4,470
   1993          8,671          0.694          4,673          7,607
   1994          8,071          0.688          4,466          5,481

  Total                                       23,283         39,095

  Notes: (7)=[(6)x1000]/(5)             (9)=(6)-(3)
         (8)=(6)/(2)                   (10)=(6)-(4)

                                                                    EXHIBIT A-12
                                                                    Sheet 2


                         GREAT AMERICAN INSURANCE GROUP
             Analysis of Loss and Loss Adjustment Expense Reserves
                            as of September 30, 1994
                               Net of Reinsurance
                          Great American Pool - Direct
                 Safepak Liability Lines - (Excluding Property)
                   (Includes Artisan Contractors, Non-Artisan
               Contractors, All Other, & Optometrists/Prof Liab)

             Summary of Ultimate Losses And Indicated Loss Reserves
                         Gross of Salvage & Subrogation
                             (amounts in thousands)

   (1)            (2)            (3)            (4)            (5)            (6)
                               Incurred         Paid         Ultimate       Selected
                 Earned         Losses         Losses         Claim         Ultimate
   Year         Premium         @ 9/94         @ 9/94         Counts         Losses
- ---------      ---------      ---------      ---------      ---------      ---------
   1985              0          6,897          6,837          1,438          6,931
   1986              0          5,842          5,177            982          5,959
   1987              0          6,317          5,751          1,120          6,595
   1988         17,981         12,352         11,985          1,519         13,230
   1989         20,375         10,967          8,364          1,865         12,298
   1990         21,946         12,415         10,183          1,876         14,647
   1991         19,429         10,178          6,589          1,741         13,090
   1992         15,468          4,172          2,391          1,334          5,950
   1993         12,752          4,011          1,077          1,020          7,371
   1994          8,493          1,354            339            724          4,883

  Total        116,444         74,505         58,693         13,619         90,955

   (1)            (7)             (8)           (9)            (10)
               Indicated       Indicated                      Total
                Ultimate       Ultimate      Indicated         Loss
   Year         Severity      Loss Ratio        IBNR         Reserve
- ---------      ---------       ---------     ---------      ---------
   1985          4,820          0.000             34             94
   1986          6,069          0.000            117            782
   1987          5,887          0.000            278            844
   1988          8,711          0.736            878          1,245
   1989          6,593          0.604          1,331          3,934
   1990          7,809          0.667          2,232          4,464
   1991          7,519          0.674          2,912          6,501
   1992          4,460          0.385          1,778          3,559
   1993          7,226          0.578          3,360          6,294
   1994          6,742          0.575          3,529          4,544

  Total                                       16,450         32,262

  Notes: (7)=[(6)x1000]/(5)             (9)=(6)-(3)
         (8)=(6)/(2)                   (10)=(6)-(4)

                                                                    EXHIBIT A-12
                                                                    Sheet 3


                         GREAT AMERICAN INSURANCE GROUP
             Analysis of Loss and Loss Adjustment Expense Reserves
                            as of September 30, 1994
                               Net of Reinsurance
                          Great American Pool - Direct
                 Safepak Liability Lines - (Excluding Property)
                   (Includes Artisan Contractors, Non-Artisan
               Contractors, All Other, & Optometrists/Prof Liab)

              Summary of Ultimate ALAE And Indicated ALAE Reserves
                             (amounts in thousands)

   (1)            (2)            (3)            (4)            (5)            (6)
                Selected         Paid         Selected
                Ultimate         ALAE         Ultimate         ALAE           ALAE
   Year          Losses         @ 9/94          ALAE          Ratio         Reserve
- ---------      ---------      ---------      ---------      ---------      ---------
   1985          6,931          1,735          1,811         0.2612             76
   1986          5,959          1,049          1,136         0.1907             87
   1987          6,595            762            896         0.1358            134
   1988         13,230          1,593          1,974         0.1492            382
   1989         12,298          1,628          2,171         0.1765            543
   1990         14,647          1,701          2,765         0.1888          1,063
   1991         13,090          1,245          2,860         0.2184          1,614
   1992          5,950            480          1,450         0.2438            970
   1993          7,371            162          1,562         0.2120          1,400
   1994          4,883             27          1,027         0.2103            999

  Total         90,955         10,383         17,652                         7,269




   Notes: (5)=(4)/(2)
          (6)=(4)-(3)

                                                                    EXHIBIT A-12
                                                                    Sheet 4


                         GREAT AMERICAN INSURANCE GROUP
             Analysis of Loss and Loss Adjustment Expense Reserves
                            as of September 30, 1994
                               Net of Reinsurance
                          Great American Pool - Direct
                 Safepak Liability Lines - (Excluding Property)
                   (Includes Artisan Contractors, Non-Artisan
               Contractors, All Other, & Optometrists/Prof Liab)

               Summary of Ultimate S&S And Indicated S&S Reserves
                             (amounts in thousands)

   (1)            (2)            (3)            (4)            (5)            (6)
                Selected     Salvage and      Selected
                Ultimate     Subrogation      Ultimate        S & S          S & S
   Year          Losses         @ 9/94         S & S          Ratio         Reserve
- ---------      ---------      ---------      ---------      ---------      ---------
   1985          6,931             97            100         0.0144              3
   1986          5,959              7             11         0.0018              4
   1987          6,595              9             16         0.0025              7
   1988         13,230            102            126         0.0095             24
   1989         12,298             55             90         0.0073             35
   1990         14,647            250            319         0.0218             69
   1991         13,090            115            199         0.0152             84
   1992          5,950              7             66         0.0111             59
   1993          7,371              2             89         0.0120             87
   1994          4,883              1             64         0.0131             63

  Total         90,955            645          1,080                           435




  Notes: (5)=(4)/(2)
         (6)=(4)-(3)

                                                                    EXHIBIT A-13
                                                                    Sheet 1


                         GREAT AMERICAN INSURANCE GROUP
             Analysis of Loss and Loss Adjustment Expense Reserves
                            as of September 30, 1994
                               Net of Reinsurance
                          Great American Pool - Direct
                               Safepak - Property

                   Summary of Indicated Loss & ALAE Reserves
                         Net of Salvage and Subrogation
                             (amounts in thousands)

   (1)            (2)            (3)            (4)            (5)            (6)
                               Incurred         Paid         Ultimate       Selected
                 Earned      Loss & ALAE    Loss & ALAE       Claim         Ultimate
   Year         Premium         @ 9/94         @ 9/94         Counts      Loss & ALAE
- ---------      ---------      ---------      ---------      ---------      ---------
   1985              0         10,398         10,392          4,599         10,402
   1986              0          6,411          6,411          2,390          6,415
   1987              0          8,111          8,111          1,967          8,114
   1988         20,101          8,201          8,199          2,029          8,196
   1989         20,898         10,498         10,484          2,579         10,480
   1990         24,384         17,782         17,727          2,892         17,691
   1991         25,442         12,908         12,850          2,941         12,782
   1992         21,789         14,017         11,999          2,447         13,830
   1993         19,357          9,903          9,291          2,088          9,796
   1994         13,965          6,115          4,449          1,529          7,188

  Total        145,936        104,344         99,913         25,462        104,895

   (1)            (7)            (8)            (9)            (10)
                              Indicated
               Indicated       Ultimate                       Total
                Ultimate     Loss & ALAE     Indicated     Loss & ALAE
   Year         Severity        Ratio           IBNR         Reserve
- ---------      ---------      ---------      ---------      ---------
   1985          2,262          0.000              5             11
   1986          2,684          0.000              4              4
   1987          4,125          0.000              3              3
   1988          4,039          0.408             -5             -3
   1989          4,064          0.501            -17             -3
   1990          6,117          0.726            -91            -36
   1991          4,346          0.502           -126            -68
   1992          5,652          0.635           -187          1,831
   1993          4,691          0.506           -107            505
   1994          4,701          0.515          1,073          2,739

  Total                                          550          4,981

   Notes: (7)=[(6)x1000]/(5)             (9)=(6)-(3)
          (8)=(6)/(2)                   (10)=(6)-(4)

                                                                    EXHIBIT A-13
                                                                    Sheet 2


                         GREAT AMERICAN INSURANCE GROUP
             Analysis of Loss and Loss Adjustment Expense Reserves
                            as of September 30, 1994
                               Net of Reinsurance
                          Great American Pool - Direct
                               Safepak - Property

             Summary of Ultimate Losses And Indicated Loss Reserves
                         Gross of Salvage & Subrogation
                             (amounts in thousands)

   (1)            (2)            (3)            (4)            (5)            (6)
                               Incurred         Paid         Ultimate       Selected
                 Earned         Losses         Losses         Claim         Ultimate
   Year         Premium         @ 9/94         @ 9/94         Counts         Losses
- ---------      ---------      ---------      ---------      ---------      ---------
   1985              0         10,898         10,892          4,599         10,898
   1986              0          6,771          6,771          2,390          6,771
   1987              0          8,395          8,395          1,967          8,397
   1988         20,101          8,455          8,453          2,029          8,459
   1989         20,898         11,257         11,243          2,579         11,267
   1990         24,384         17,392         17,337          2,892         17,422
   1991         25,442         12,976         12,918          2,941         13,012
   1992         21,789         13,698         11,680          2,447         13,767
   1993         19,357          9,762          9,150          2,088          9,857
   1994         13,965          6,042          4,376          1,529          7,252

  Total        145,936        105,646        101,215         25,462        107,102

   (1)            (7)             (8)           (9)            (10)
               Indicated       Indicated                      Total
                Ultimate       Ultimate      Indicated         Loss
   Year         Severity      Loss Ratio        IBNR         Reserve
- ---------      ---------       ---------     ---------      ---------
   1985          2,370          0.000              0              6
   1986          2,833          0.000              0              0
   1987          4,269          0.000              2              2
   1988          4,168          0.421              4              6
   1989          4,369          0.539             10             24
   1990          6,024          0.714             30             85
   1991          4,425          0.511             36             94
   1992          5,626          0.632             69          2,087
   1993          4,720          0.509             95            707
   1994          4,743          0.519          1,210          2,876

  Total                                        1,456          5,887

  Notes: (7)=[(6)x1000]/(5)             (9)=(6)-(3)
         (8)=(6)/(2)                   (10)=(6)-(4)

                                                                  EXHIBIT A-13
                                                                  Sheet 3


                         GREAT AMERICAN INSURANCE GROUP
             Analysis of Loss and Loss Adjustment Expense Reserves
                            as of September 30, 1994
                               Net of Reinsurance
                          Great American Pool - Direct
                               Safepak - Property

              Summary of Ultimate ALAE And Indicated ALAE Reserves
                             (amounts in thousands)

   (1)            (2)            (3)            (4)            (5)            (6)
                Selected         Paid         Selected
                Ultimate         ALAE         Ultimate         ALAE           ALAE
   Year          Losses         @ 9/94          ALAE          Ratio         Reserve
- ---------      ---------      ---------      ---------      ---------      ---------
   1985         10,898            345            349         0.0321              5
   1986          6,771            146            150         0.0222              4
   1987          8,397             98            104         0.0124              6
   1988          8,459             70             78         0.0092              8
   1989         11,267            232            254         0.0225             22
   1990         17,422            735            779         0.0447             44
   1991         13,012            544            598         0.0460             54
   1992         13,767            721            822         0.0597            100
   1993          9,857            339            510         0.0518            171
   1994          7,252            117            345         0.0476            228

  Total        107,102          3,347          3,989                           642




  Notes: (5)=(4)/(2)
         (6)=(4)-(3)

                                                                  EXHIBIT A-13
                                                                  Sheet 4


                         GREAT AMERICAN INSURANCE GROUP
             Analysis of Loss and Loss Adjustment Expense Reserves
                            as of September 30, 1994
                               Net of Reinsurance
                          Great American Pool - Direct
                               Safepak - Property

               Summary of Ultimate S&S And Indicated S&S Reserves
                             (amounts in thousands)

   (1)            (2)            (3)            (4)            (5)            (6)
                Selected     Salvage and      Selected
                Ultimate     Subrogation      Ultimate        S & S          S & S
   Year          Losses         @ 9/94         S & S          Ratio         Reserve
- ---------      ---------      ---------      ---------      ---------      ---------
   1985         10,898            845            845         0.0775              0
   1986          6,771            506            506         0.0747              0
   1987          8,397            382            387         0.0461              5
   1988          8,459            324            341         0.0403             17
   1989         11,267            991          1,041         0.0924             50
   1990         17,422            345            510         0.0293            165
   1991         13,012            612            829         0.0637            217
   1992         13,767            402            758         0.0551            356
   1993          9,857            198            571         0.0580            373
   1994          7,252             44            409         0.0564            365

  Total        107,102          4,649          6,197                         1,548




   Notes: (5)=(4)/(2)
          (6)=(4)-(3)

                                                                  EXHIBIT A-14
                                                                  Sheet 1


                         GREAT AMERICAN INSURANCE GROUP
             Analysis of Loss and Loss Adjustment Expense Reserves
                            as of September 30, 1994
                               Net of Reinsurance
                          Great American Pool - Direct
                   Personal Auto - BI & PD (ex Small Claims)

                   Summary of Indicated Loss & ALAE Reserves
                         Net of Salvage and Subrogation
                             (amounts in thousands)

   (1)            (2)            (3)            (4)            (5)            (6)
                               Incurred         Paid         Ultimate       Selected
                 Earned      Loss & ALAE    Loss & ALAE       Claim         Ultimate
   Year         Premium         @ 9/94         @ 9/94         Counts      Loss & ALAE
- ---------      ---------      ---------      ---------      ---------      ---------
   1985              0         84,279         84,237         31,324         84,353
   1986              0         60,025         59,968         20,609         60,068
   1987              0         50,089         49,907         15,082         50,158
   1988         62,699         52,865         52,829         14,818         53,273
   1989         67,096         56,969         56,036         14,827         57,289
   1990         76,729         61,330         58,080         15,213         61,336
   1991         97,725         61,371         57,383         15,595         65,054
   1992        127,312         74,148         64,165         18,636         84,196
   1993        142,192         75,683         53,879         22,845         99,461
   1994        112,240         45,881         21,090         21,730         80,369

  Total        685,993        622,639        557,573        190,680        695,558

   (1)            (7)            (8)            (9)            (10)
                              Indicated
               Indicated       Ultimate                       Total
                Ultimate     Loss & ALAE     Indicated     Loss & ALAE
   Year         Severity        Ratio           IBNR         Reserve
- ---------      ---------      ---------      ---------      ---------
   1985          2,693          0.000             74            116
   1986          2,915          0.000             42             99
   1987          3,326          0.000             69            251
   1988          3,595          0.850            408            444
   1989          3,864          0.854            320          1,253
   1990          4,032          0.799              6          3,256
   1991          4,171          0.666          3,683          7,671
   1992          4,518          0.661         10,048         20,031
   1993          4,354          0.699         23,778         45,582
   1994          3,699          0.716         34,488         59,279

  Total                                       72,919        137,985

  Notes: (7)=[(6)x1000]/(5)             (9)=(6)-(3)
         (8)=(6)/(2)                   (10)=(6)-(4)

                                                                  EXHIBIT A-14
                                                                  Sheet 2


                         GREAT AMERICAN INSURANCE GROUP
             Analysis of Loss and Loss Adjustment Expense Reserves
                            as of September 30, 1994
                               Net of Reinsurance
                          Great American Pool - Direct
                   Personal Auto - BI & PD (ex Small Claims)

             Summary of Ultimate Losses And Indicated Loss Reserves
                         Gross of Salvage & Subrogation
                             (amounts in thousands)

   (1)            (2)            (3)            (4)            (5)            (6)
                               Incurred         Paid         Ultimate       Selected
                 Earned         Losses         Losses         Claim         Ultimate
   Year         Premium         @ 9/94         @ 9/94         Counts         Losses
- ---------      ---------      ---------      ---------      ---------      ---------
   1985              0         83,604         83,562         31,324         83,658
   1986              0         59,451         59,394         20,609         59,476
   1987              0         49,611         49,429         15,082         49,656
   1988         62,699         52,369         52,333         14,818         52,711
   1989         67,096         55,928         54,995         14,827         56,102
   1990         76,729         59,586         56,336         15,213         59,283
   1991         97,725         60,215         56,227         15,595         62,977
   1992        127,312         73,824         63,841         18,636         82,014
   1993        142,192         75,906         54,102         22,845         96,976
   1994        112,240         46,230         21,439         21,730         78,568

  Total        685,993        616,724        551,658        190,680        681,421

   (1)            (7)             (8)           (9)            (10)
               Indicated       Indicated                      Total
                Ultimate       Ultimate      Indicated         Loss
   Year         Severity      Loss Ratio        IBNR         Reserve
- ---------      ---------       ---------     ---------      ---------
   1985          2,671          0.000             54             96
   1986          2,886          0.000             25             82
   1987          3,292          0.000             45            227
   1988          3,557          0.841            342            378
   1989          3,784          0.836            174          1,107
   1990          3,897          0.773           -303          2,947
   1991          4,038          0.644          2,762          6,750
   1992          4,401          0.644          8,190         18,173
   1993          4,245          0.682         21,070         42,874
   1994          3,616          0.700         32,338         57,129

  Total                                       64,697        129,763

  Notes: (7)=[(6)x1000]/(5)             (9)=(6)-(3)
         (8)=(6)/(2)                   (10)=(6)-(4)

                                                                  EXHIBIT A-14
                                                                  Sheet 3


                         GREAT AMERICAN INSURANCE GROUP
             Analysis of Loss and Loss Adjustment Expense Reserves
                            as of September 30, 1994
                               Net of Reinsurance
                          Great American Pool - Direct
                   Personal Auto - BI & PD (ex Small Claims)

              Summary of Ultimate ALAE And Indicated ALAE Reserves
                             (amounts in thousands)

   (1)            (2)            (3)            (4)            (5)            (6)
                Selected         Paid         Selected
                Ultimate         ALAE         Ultimate         ALAE           ALAE
   Year          Losses         @ 9/94          ALAE          Ratio         Reserve
- ---------      ---------      ---------      ---------      ---------      ---------
   1985         83,658          1,948          1,969         0.0235             21
   1986         59,476          1,338          1,358         0.0228             20
   1987         49,656          1,006          1,035         0.0208             29
   1988         52,711          1,220          1,297         0.0246             77
   1989         56,102          1,601          1,768         0.0315            168
   1990         59,283          2,400          2,752         0.0464            352
   1991         62,977          1,718          2,729         0.0433          1,011
   1992         82,014          1,221          3,326         0.0405          2,105
   1993         96,976            639          3,862         0.0398          3,224
   1994         78,568            110          3,028         0.0385          2,918

  Total        681,421         13,200         23,124                         9,924




  Notes: (5)=(4)/(2)
         (6)=(4)-(3)

                                                                  EXHIBIT A-14
                                                                  Sheet 4


                         GREAT AMERICAN INSURANCE GROUP
             Analysis of Loss and Loss Adjustment Expense Reserves
                            as of September 30, 1994
                               Net of Reinsurance
                          Great American Pool - Direct
                   Personal Auto - BI & PD (ex Small Claims)

               Summary of Ultimate S&S And Indicated S&S Reserves
                             (amounts in thousands)

   (1)            (2)            (3)            (4)            (5)            (6)
                Selected     Salvage and      Selected
                Ultimate     Subrogation      Ultimate        S & S          S & S
   Year          Losses         @ 9/94         S & S          Ratio         Reserve
- ---------      ---------      ---------      ---------      ---------      ---------
   1985         83,658          1,273          1,274         0.0152              1
   1986         59,476            764            766         0.0129              2
   1987         49,656            528            533         0.0107              5
   1988         52,711            724            734         0.0139             10
   1989         56,102            560            581         0.0104             21
   1990         59,283            656            699         0.0118             43
   1991         62,977            562            652         0.0104             90
   1992         82,014            897          1,144         0.0140            247
   1993         96,976            862          1,377         0.0142            515
   1994         78,568            459          1,227         0.0156            768

  Total        681,421          7,285          8,987                         1,702




  Notes: (5)=(4)/(2)
         (6)=(4)-(3)

                                                                  EXHIBIT A-15
                                                                  Sheet 1


                        GREAT AMERICAN INSURANCE GROUP
             Analysis of Loss and Loss Adjustment Expense Reserves
                            as of September 30, 1994
                               Net of Reinsurance
                          Great American Pool - Direct
                           Commercial Auto - BI & PD

                   Summary of Indicated Loss & ALAE Reserves
                         Net of Salvage and Subrogation
                             (amounts in thousands)

   (1)            (2)            (3)            (4)            (5)            (6)
                               Incurred         Paid         Ultimate       Selected
                 Earned      Loss & ALAE    Loss & ALAE       Claim         Ultimate
   Year         Premium         @ 9/94         @ 9/94         Counts      Loss & ALAE
- ---------      ---------      ---------      ---------      ---------      ---------
   1985              0         61,468         61,437         18,049         61,542
   1986              0         42,277         42,275         10,837         42,360
   1987              0         52,107         51,923         10,546         52,288
   1988         80,309         47,962         47,688         10,795         48,278
   1989         72,994         50,720         49,749          9,633         51,313
   1990         73,285         45,800         43,162          7,997         46,806
   1991         62,902         32,123         28,435          6,362         33,753
   1992         56,128         25,684         18,602          5,298         28,788
   1993         55,687         25,479         12,812          6,184         33,738
   1994         44,256         11,278          5,388          5,621         26,271

  Total        445,561        394,898        361,471         91,322        425,137

   (1)            (7)            (8)            (9)            (10)
                              Indicated
               Indicated       Ultimate                       Total
                Ultimate     Loss & ALAE     Indicated     Loss & ALAE
   Year         Severity        Ratio           IBNR         Reserve
- ---------      ---------      ---------      ---------      ---------
   1985          3,410          0.000             74            105
   1986          3,909          0.000             83             85
   1987          4,958          0.000            181            365
   1988          4,472          0.601            316            590
   1989          5,327          0.703            593          1,564
   1990          5,853          0.639          1,006          3,644
   1991          5,305          0.537          1,630          5,318
   1992          5,433          0.513          3,104         10,186
   1993          5,456          0.606          8,259         20,926
   1994          4,674          0.594         14,993         20,883

  Total                                       30,239         63,666

  Notes: (7)=[(6)x1000]/(5)             (9)=(6)-(3)
         (8)=(6)/(2)                   (10)=(6)-(4)

                                                                  EXHIBIT A-15
                                                                  Sheet 2


                         GREAT AMERICAN INSURANCE GROUP
             Analysis of Loss and Loss Adjustment Expense Reserves
                            as of September 30, 1994
                               Net of Reinsurance
                          Great American Pool - Direct
                           Commercial Auto - BI & PD

             Summary of Ultimate Losses And Indicated Loss Reserves
                         Gross of Salvage & Subrogation
                             (amounts in thousands)

   (1)            (2)            (3)            (4)            (5)            (6)
                               Incurred         Paid         Ultimate       Selected
                 Earned         Losses         Losses         Claim         Ultimate
   Year         Premium         @ 9/94         @ 9/94         Counts         Losses
- ---------      ---------      ---------      ---------      ---------      ---------
   1985              0         58,315         58,284         18,049         58,373
   1986              0         40,596         40,594         10,837         40,657
   1987              0         49,912         49,728         10,546         50,037
   1988         80,309         46,049         45,775         10,795         46,210
   1989         72,994         48,736         47,765          9,633         49,029
   1990         73,285         43,814         41,176          7,997         44,338
   1991         62,902         30,480         26,792          6,362         31,301
   1992         56,128         24,829         17,747          5,298         26,737
   1993         55,687         24,858         12,191          6,184         31,150
   1994         44,256         11,066          5,176          5,621         24,341

  Total        445,561        378,655        345,228         91,322        402,172

   (1)            (7)             (8)           (9)            (10)
               Indicated       Indicated                      Total
                Ultimate       Ultimate      Indicated         Loss
   Year         Severity      Loss Ratio        IBNR         Reserve
- ---------      ---------       ---------     ---------      ---------
   1985          3,234          0.000             58             89
   1986          3,752          0.000             61             63
   1987          4,745          0.000            125            309
   1988          4,281          0.575            161            435
   1989          5,090          0.672            293          1,264
   1990          5,544          0.605            524          3,162
   1991          4,920          0.498            821          4,509
   1992          5,046          0.476          1,908          8,990
   1993          5,037          0.559          6,292         18,959
   1994          4,330          0.550         13,275         19,165

  Total                                       23,517         56,944

  Notes: (7)=[(6)x1000]/(5)             (9)=(6)-(3)
         (8)=(6)/(2)                   (10)=(6)-(4)

                                                                  EXHIBIT A-15
                                                                  Sheet 3


                         GREAT AMERICAN INSURANCE GROUP
             Analysis of Loss and Loss Adjustment Expense Reserves
                            as of September 30, 1994
                               Net of Reinsurance
                          Great American Pool - Direct
                           Commercial Auto - BI & PD

              Summary of Ultimate ALAE And Indicated ALAE Reserves
                             (amounts in thousands)

   (1)            (2)            (3)            (4)            (5)            (6)
                Selected         Paid         Selected
                Ultimate         ALAE         Ultimate         ALAE           ALAE
   Year          Losses         @ 9/94          ALAE          Ratio         Reserve
- ---------      ---------      ---------      ---------      ---------      ---------
   1985         58,373          3,660          3,677         0.0630             17
   1986         40,657          1,981          2,004         0.0493             23
   1987         50,037          2,601          2,660         0.0532             59
   1988         46,210          2,770          2,934         0.0635            164
   1989         49,029          2,354          2,677         0.0546            323
   1990         44,338          2,431          2,955         0.0666            524
   1991         31,301          1,853          2,717         0.0868            864
   1992         26,737          1,038          2,315         0.0866          1,277
   1993         31,150            751          2,861         0.0918          2,110
   1994         24,341            240          2,143         0.0881          1,903

  Total        402,172         19,679         26,943                         7,264




  Notes: (5)=(4)/(2)
         (6)=(4)-(3)

                                                                  EXHIBIT A-15
                                                                  Sheet 4


                         GREAT AMERICAN INSURANCE GROUP
             Analysis of Loss and Loss Adjustment Expense Reserves
                            as of September 30, 1994
                               Net of Reinsurance
                          Great American Pool - Direct
                           Commercial Auto - BI & PD

               Summary of Ultimate S&S And Indicated S&S Reserves
                             (amounts in thousands)

   (1)            (2)            (3)            (4)            (5)            (6)
                Selected     Salvage and      Selected
                Ultimate     Subrogation      Ultimate        S & S          S & S
   Year          Losses         @ 9/94         S & S          Ratio         Reserve
- ---------      ---------      ---------      ---------      ---------      ---------
   1985         58,373            507            508         0.0087              1
   1986         40,657            300            302         0.0074              2
   1987         50,037            406            409         0.0082              3
   1988         46,210            857            866         0.0187              9
   1989         49,029            370            393         0.0080             23
   1990         44,338            445            487         0.0110             42
   1991         31,301            210            264         0.0084             54
   1992         26,737            183            264         0.0099             81
   1993         31,150            130            272         0.0087            142
   1994         24,341             28            213         0.0088            185

  Total        402,172          3,436          3,978                           542




  Notes: (5)=(4)/(2)
         (6)=(4)-(3)

                                                                    EXHIBIT A-16
                                                                    Sheet 1


                         GREAT AMERICAN INSURANCE GROUP
             Analysis of Loss and Loss Adjustment Expense Reserves
                            as of September 30, 1994
                               Net of Reinsurance
                          Great American Pool - Direct
                  Personal Injury Protection (ex Small Claims)

                   Summary of Indicated Loss & ALAE Reserves
                         Net of Salvage and Subrogation
                             (amounts in thousands)

   (1)            (2)            (3)            (4)            (5)            (6)
                               Incurred         Paid         Ultimate       Selected
                 Earned      Loss & ALAE    Loss & ALAE       Claim         Ultimate
   Year         Premium         @ 9/94         @ 9/94         Counts      Loss & ALAE
- ---------      ---------      ---------      ---------      ---------      ---------
   1985              0          7,514          7,514          5,138          7,623
   1986              0          6,139          6,137          3,584          6,235
   1987              0          4,544          4,536          2,785          4,635
   1988          7,878          4,925          4,925          2,626          5,037
   1989          8,745          6,106          6,079          2,933          6,230
   1990          9,824          7,483          7,367          3,101          7,599
   1991         10,638          8,045          7,994          3,281          8,221
   1992         15,873         10,077          9,900          3,815         10,196
   1993         19,811         12,179         11,505          5,500         13,029
   1994         15,402          5,806          4,133          4,806         10,027

  Total         88,171         72,819         70,091         37,570         78,832

   (1)            (7)            (8)            (9)            (10)
                              Indicated
               Indicated       Ultimate                       Total
                Ultimate     Loss & ALAE     Indicated     Loss & ALAE
   Year         Severity        Ratio           IBNR         Reserve
- ---------      ---------      ---------      ---------      ---------
   1985          1,484          0.000            109            109
   1986          1,740          0.000             96             98
   1987          1,664          0.000             92            100
   1988          1,918          0.639            112            112
   1989          2,124          0.712            124            151
   1990          2,450          0.774            117            233
   1991          2,506          0.773            176            227
   1992          2,673          0.642            118            295
   1993          2,369          0.658            849          1,523
   1994          2,086          0.651          4,220          5,893

  Total                                        6,013          8,741

  Notes: (7)=[(6)x1000]/(5)             (9)=(6)-(3)
         (8)=(6)/(2)                   (10)=(6)-(4)

                                                                   EXHIBIT A-16
                                                                   Sheet 2


                         GREAT AMERICAN INSURANCE GROUP
             Analysis of Loss and Loss Adjustment Expense Reserves
                            as of September 30, 1994
                               Net of Reinsurance
                          Great American Pool - Direct
                  Personal Injury Protection (ex Small Claims)

             Summary of Ultimate Losses And Indicated Loss Reserves
                         Gross of Salvage & Subrogation
                             (amounts in thousands)

   (1)            (2)            (3)            (4)            (5)            (6)
                               Incurred         Paid         Ultimate       Selected
                 Earned         Losses         Losses         Claim         Ultimate
   Year         Premium         @ 9/94         @ 9/94         Counts         Losses
- ---------      ---------      ---------      ---------      ---------      ---------
   1985              0          8,357          8,357          5,138          8,464
   1986              0          6,806          6,804          3,584          6,900
   1987              0          5,153          5,145          2,785          5,242
   1988          7,878          5,742          5,742          2,626          5,856
   1989          8,745          7,009          6,982          2,933          7,162
   1990          9,824          8,492          8,376          3,101          8,674
   1991         10,638          8,933          8,882          3,281          9,293
   1992         15,873         10,970         10,793          3,815         11,624
   1993         19,811         12,620         11,946          5,500         14,797
   1994         15,402          5,835          4,162          4,806         11,397

  Total         88,171         79,917         77,189         37,570         89,411

   (1)            (7)             (8)           (9)            (10)
               Indicated       Indicated                      Total
                Ultimate       Ultimate      Indicated         Loss
   Year         Severity      Loss Ratio        IBNR         Reserve
- ---------      ---------       ---------     ---------      ---------
   1985          1,647          0.000            107            107
   1986          1,925          0.000             94             96
   1987          1,882          0.000             89             97
   1988          2,230          0.743            114            114
   1989          2,442          0.819            153            180
   1990          2,797          0.883            182            298
   1991          2,833          0.874            360            411
   1992          3,047          0.732            654            831
   1993          2,690          0.747          2,177          2,851
   1994          2,371          0.740          5,562          7,235

  Total                                        9,494         12,222

  Notes: (7)=[(6)x1000]/(5)             (9)=(6)-(3)
         (8)=(6)/(2)                   (10)=(6)-(4)

                                                                   EXHIBIT A-16
                                                                   Sheet 3


                         GREAT AMERICAN INSURANCE GROUP
             Analysis of Loss and Loss Adjustment Expense Reserves
                            as of September 30, 1994
                               Net of Reinsurance
                          Great American Pool - Direct
                  Personal Injury Protection (ex Small Claims)

              Summary of Ultimate ALAE And Indicated ALAE Reserves
                             (amounts in thousands)

   (1)            (2)            (3)            (4)            (5)            (6)
                Selected         Paid         Selected
                Ultimate         ALAE         Ultimate         ALAE           ALAE
   Year          Losses         @ 9/94          ALAE          Ratio         Reserve
- ---------      ---------      ---------      ---------      ---------      ---------
   1985          8,464            100            102         0.0120              2
   1986          6,900             88             90         0.0130              2
   1987          5,242             61             63         0.0120              2
   1988          5,856             68             73         0.0125              6
   1989          7,162            120            133         0.0185             12
   1990          8,674            138            166         0.0191             28
   1991          9,293            165            224         0.0241             59
   1992         11,624            176            295         0.0254            119
   1993         14,797            161            424         0.0287            263
   1994         11,397             26            308         0.0270            282

  Total         89,411          1,104          1,877                           773




  Notes: (5)=(4)/(2)
         (6)=(4)-(3)

                                                                    EXHIBIT A-16
                                                                    Sheet 4


                         GREAT AMERICAN INSURANCE GROUP
             Analysis of Loss and Loss Adjustment Expense Reserves
                            as of September 30, 1994
                               Net of Reinsurance
                          Great American Pool - Direct
                  Personal Injury Protection (ex Small Claims)

               Summary of Ultimate S&S And Indicated S&S Reserves
                             (amounts in thousands)

   (1)            (2)            (3)            (4)            (5)            (6)
                Selected     Salvage and      Selected
                Ultimate     Subrogation      Ultimate        S & S          S & S
   Year          Losses         @ 9/94         S & S          Ratio         Reserve
- ---------      ---------      ---------      ---------      ---------      ---------
   1985          8,464            943            943         0.1114              0
   1986          6,900            755            755         0.1094              0
   1987          5,242            670            670         0.1279              0
   1988          5,856            885            892         0.1523              7
   1989          7,162          1,023          1,065         0.1486             42
   1990          8,674          1,147          1,240         0.1430             93
   1991          9,293          1,053          1,296         0.1394            243
   1992         11,624          1,069          1,724         0.1483            655
   1993         14,797            602          2,193         0.1482          1,591
   1994         11,397             55          1,679         0.1473          1,624

  Total         89,411          8,202         12,456                         4,254




  Notes: (5)=(4)/(2)
         (6)=(4)-(3)

                                                                   EXHIBIT A-17
                                                                   Sheet 1


                         GREAT AMERICAN INSURANCE GROUP
             Analysis of Loss and Loss Adjustment Expense Reserves
                            as of September 30, 1994
                               Net of Reinsurance
                          Great American Pool - Direct
                            GL 55 - (excluding ECU,
                          AIDS, Prof Liab, Prod Liab)

                   Summary of Indicated Loss & ALAE Reserves
                         Net of Salvage and Subrogation
                             (amounts in thousands)

   (1)            (2)            (3)            (4)            (5)            (6)
                               Incurred         Paid         Ultimate       Selected
                 Earned      Loss & ALAE    Loss & ALAE       Claim         Ultimate
   Year         Premium         @ 9/94         @ 9/94         Counts      Loss & ALAE
- ---------      ---------      ---------      ---------      ---------      ---------
   1985              0         45,260         44,839          7,321         46,889
   1986              0         28,150         27,912          4,591         29,583
   1987              0         23,991         23,255          3,582         25,883
   1988         49,707         24,732         23,301          2,849         27,201
   1989         33,188         13,867         12,785          2,013         16,071
   1990         36,470         10,134          8,706          1,401         12,497
   1991         29,724          8,203          6,267          1,212         11,194
   1992         28,722          7,716          4,691          1,099         12,345
   1993         36,246          5,525          1,254          1,230         12,599
   1994         20,427          2,050            646          1,130         10,738

  Total        234,484        169,627        153,655         26,429        204,999

   (1)            (7)            (8)            (9)            (10)
                              Indicated
               Indicated       Ultimate                       Total
                Ultimate     Loss & ALAE     Indicated     Loss & ALAE
   Year         Severity        Ratio           IBNR         Reserve
- ---------      ---------      ---------      ---------      ---------
   1985          6,405          0.000          1,629          2,050
   1986          6,443          0.000          1,433          1,671
   1987          7,225          0.000          1,891          2,627
   1988          9,547          0.547          2,469          3,900
   1989          7,985          0.484          2,204          3,286
   1990          8,921          0.343          2,363          3,791
   1991          9,235          0.377          2,991          4,927
   1992         11,233          0.430          4,629          7,654
   1993         10,240          0.348          7,074         11,345
   1994          9,499          0.526          8,688         10,092

  Total                                       35,372         51,344

  Notes: (7)=[(6)x1000]/(5)             (9)=(6)-(3)
         (8)=(6)/(2)                   (10)=(6)-(4)

                                                                    EXHIBIT A-17
                                                                    Sheet 2


                         GREAT AMERICAN INSURANCE GROUP
             Analysis of Loss and Loss Adjustment Expense Reserves
                            as of September 30, 1994
                               Net of Reinsurance
                          Great American Pool - Direct
                            GL 55 - (excluding ECU,
                          AIDS, Prof Liab, Prod Liab)

             Summary of Ultimate Losses And Indicated Loss Reserves
                         Gross of Salvage & Subrogation
                             (amounts in thousands)

   (1)            (2)            (3)            (4)            (5)            (6)
                               Incurred         Paid         Ultimate       Selected
                 Earned         Losses         Losses         Claim         Ultimate
   Year         Premium         @ 9/94         @ 9/94         Counts         Losses
- ---------      ---------      ---------      ---------      ---------      ---------
   1985              0         33,570         33,149          7,321         34,096
   1986              0         22,219         21,981          4,591         22,680
   1987              0         19,632         18,896          3,582         20,217
   1988         49,707         19,055         17,624          2,849         19,733
   1989         33,188         11,307         10,225          2,013         12,083
   1990         36,470          8,645          7,217          1,401          9,452
   1991         29,724          6,397          4,461          1,212          7,667
   1992         28,722          6,747          3,722          1,099          8,803
   1993         36,246          5,224            953          1,230          9,103
   1994         20,427          1,941            537          1,130          7,745

  Total        234,484        134,737        118,765         26,429        151,580

   (1)            (7)             (8)           (9)            (10)
               Indicated       Indicated                      Total
                Ultimate       Ultimate      Indicated         Loss
   Year         Severity      Loss Ratio        IBNR         Reserve
- ---------      ---------       ---------     ---------      ---------
   1985          4,658          0.000            526            947
   1986          4,940          0.000            461            699
   1987          5,644          0.000            585          1,321
   1988          6,925          0.397            678          2,109
   1989          6,004          0.364            776          1,858
   1990          6,747          0.259            807          2,235
   1991          6,325          0.258          1,270          3,206
   1992          8,010          0.307          2,056          5,081
   1993          7,399          0.251          3,879          8,150
   1994          6,851          0.379          5,804          7,208

  Total                                       16,843         32,815

  Notes: (7)=[(6)x1000]/(5)             (9)=(6)-(3)
         (8)=(6)/(2)                   (10)=(6)-(4)

                                                                    EXHIBIT A-17
                                                                    Sheet 3


                         GREAT AMERICAN INSURANCE GROUP
             Analysis of Loss and Loss Adjustment Expense Reserves
                            as of September 30, 1994
                               Net of Reinsurance
                          Great American Pool - Direct
                            GL 55 - (excluding ECU,
                          AIDS, Prof Liab, Prod Liab)

              Summary of Ultimate ALAE And Indicated ALAE Reserves
                             (amounts in thousands)

   (1)            (2)            (3)            (4)            (5)            (6)
                Selected         Paid         Selected
                Ultimate         ALAE         Ultimate         ALAE           ALAE
   Year          Losses         @ 9/94          ALAE          Ratio         Reserve
- ---------      ---------      ---------      ---------      ---------      ---------
   1985         34,096         12,193         13,322         0.3907          1,129
   1986         22,680          6,310          7,316         0.3226          1,006
   1987         20,217          4,844          6,204         0.3068          1,359
   1988         19,733          6,027          7,899         0.4003          1,872
   1989         12,083          2,630          4,133         0.3421          1,503
   1990          9,452          2,152          3,803         0.4024          1,652
   1991          7,667          1,865          3,688         0.4810          1,823
   1992          8,803          1,002          3,756         0.4266          2,753
   1993          9,103            302          3,716         0.4082          3,414
   1994          7,745            109          3,199         0.4131          3,090

  Total        151,580         37,433         57,036                        19,602




  Notes: (5)=(4)/(2)
         (6)=(4)-(3)

                                                                    EXHIBIT A-17
                                                                    Sheet 4


                         GREAT AMERICAN INSURANCE GROUP
             Analysis of Loss and Loss Adjustment Expense Reserves
                            as of September 30, 1994
                               Net of Reinsurance
                          Great American Pool - Direct
                            GL 55 - (excluding ECU,
                          AIDS, Prof Liab, Prod Liab)

               Summary of Ultimate S&S And Indicated S&S Reserves
                             (amounts in thousands)

   (1)            (2)            (3)            (4)            (5)            (6)
                Selected     Salvage and      Selected
                Ultimate     Subrogation      Ultimate        S & S          S & S
   Year          Losses         @ 9/94         S & S          Ratio         Reserve
- ---------      ---------      ---------      ---------      ---------      ---------
   1985         34,096            503            529         0.0155             26
   1986         22,680            379            413         0.0182             34
   1987         20,217            485            538         0.0266             53
   1988         19,733            350            431         0.0218             81
   1989         12,083             70            145         0.0120             75
   1990          9,452            663            759         0.0803             96
   1991          7,667             59            160         0.0209            101
   1992          8,803             33            214         0.0243            181
   1993          9,103              1            221         0.0243            220
   1994          7,745              0            205         0.0265            205

  Total        151,580          2,543          3,616                         1,073




  Notes: (5)=(4)/(2)
         (6)=(4)-(3)

                                                                    EXHIBIT A-18
                                                                    Sheet 1


                         GREAT AMERICAN INSURANCE GROUP
             Analysis of Loss and Loss Adjustment Expense Reserves
                            as of September 30, 1994
                               Net of Reinsurance
                          Great American Pool - Direct
                               Products Liability

                   Summary of Indicated Loss & ALAE Reserves
                         Net of Salvage and Subrogation
                             (amounts in thousands)

   (1)            (2)            (3)            (4)            (5)            (6)
                               Incurred         Paid         Ultimate       Selected
                 Earned      Loss & ALAE    Loss & ALAE       Claim         Ultimate
   Year         Premium         @ 9/94         @ 9/94         Counts      Loss & ALAE
- ---------      ---------      ---------      ---------      ---------      ---------
   1985              0          3,373          3,358            528          3,926
   1986              0          4,650          4,644            357          5,396
   1987              0          2,744          2,274            349          3,265
   1988              0          2,657          2,489            203          3,435
   1989              0            792            787            163          1,396
   1990              0          1,526          1,331            202          2,640
   1991              0            757            496            228          1,899
   1992              0            604            332            203          1,863
   1993              0            286            123            286          2,638
   1994              0            346            202            151          2,159

  Total              0         17,736         16,037          2,671         28,618

   (1)            (7)            (8)            (9)            (10)
                              Indicated
               Indicated       Ultimate                       Total
                Ultimate     Loss & ALAE     Indicated     Loss & ALAE
   Year         Severity        Ratio           IBNR         Reserve
- ---------      ---------      ---------      ---------      ---------
   1985          7,431          0.000            552            567
   1986         15,095          0.000            746            752
   1987          9,343          0.000            521            991
   1988         16,912          0.000            778            946
   1989          8,572          0.000            603            608
   1990         13,045          0.000          1,114          1,309
   1991          8,343          0.000          1,143          1,404
   1992          9,186          0.000          1,258          1,530
   1993          9,217          0.000          2,352          2,515
   1994         14,335          0.000          1,813          1,957

  Total                                       10,882         12,581

  Notes: (7)=[(6)x1000]/(5)             (9)=(6)-(3)
         (8)=(6)/(2)                   (10)=(6)-(4)

                                                                    EXHIBIT A-18
                                                                    Sheet 2


                         GREAT AMERICAN INSURANCE GROUP
             Analysis of Loss and Loss Adjustment Expense Reserves
                            as of September 30, 1994
                               Net of Reinsurance
                          Great American Pool - Direct
                               Products Liability

             Summary of Ultimate Losses And Indicated Loss Reserves
                         Gross of Salvage & Subrogation
                             (amounts in thousands)

   (1)            (2)            (3)            (4)            (5)            (6)
                               Incurred         Paid         Ultimate       Selected
                 Earned         Losses         Losses         Claim         Ultimate
   Year         Premium         @ 9/94         @ 9/94         Counts         Losses
- ---------      ---------      ---------      ---------      ---------      ---------
   1985              0          2,336          2,321            528          2,629
   1986              0          3,188          3,182            357          3,437
   1987              0          1,810          1,340            349          1,921
   1988              0          1,850          1,682            203          2,046
   1989              0            463            458            163            771
   1990              0          1,031            836            202          1,422
   1991              0            469            208            228          1,000
   1992              0            449            177            203            997
   1993              0            261             98            286          1,458
   1994              0            338            194            151          1,191

  Total              0         12,195         10,496          2,671         16,871

   (1)            (7)             (8)           (9)            (10)
               Indicated       Indicated                      Total
                Ultimate       Ultimate      Indicated         Loss
   Year         Severity      Loss Ratio        IBNR         Reserve
- ---------      ---------       ---------     ---------      ---------
   1985          4,976          0.000            293            308
   1986          9,615          0.000            249            255
   1987          5,496          0.000            111            581
   1988         10,072          0.000            196            364
   1989          4,737          0.000            308            313
   1990          7,027          0.000            391            586
   1991          4,391          0.000            531            792
   1992          4,918          0.000            548            820
   1993          5,092          0.000          1,197          1,360
   1994          7,905          0.000            853            997

  Total                                        4,676          6,375

  Notes: (7)=[(6)x1000]/(5)             (9)=(6)-(3)
         (8)=(6)/(2)                   (10)=(6)-(4)

                                                                    EXHIBIT A-18
                                                                    Sheet 3


                         GREAT AMERICAN INSURANCE GROUP
             Analysis of Loss and Loss Adjustment Expense Reserves
                            as of September 30, 1994
                               Net of Reinsurance
                          Great American Pool - Direct
                               Products Liability

              Summary of Ultimate ALAE And Indicated ALAE Reserves
                             (amounts in thousands)

   (1)            (2)            (3)            (4)            (5)            (6)
                Selected         Paid         Selected
                Ultimate         ALAE         Ultimate         ALAE           ALAE
   Year          Losses         @ 9/94          ALAE          Ratio         Reserve
- ---------      ---------      ---------      ---------      ---------      ---------
   1985          2,629          1,056          1,317         0.5009            260
   1986          3,437          1,530          2,030         0.5905            500
   1987          1,921            935          1,347         0.7016            413
   1988          2,046            808          1,393         0.6810            585
   1989            771            335            632         0.8190            296
   1990          1,422            495          1,221         0.8585            726
   1991          1,000            288            902         0.9028            615
   1992            997            155            869         0.8718            714
   1993          1,458             25          1,187         0.8145          1,163
   1994          1,191              8            974         0.8184            966

  Total         16,871          5,636         11,873                         6,237




  Notes: (5)=(4)/(2)
         (6)=(4)-(3)

                                                                    EXHIBIT A-18
                                                                    Sheet 4


                         GREAT AMERICAN INSURANCE GROUP
             Analysis of Loss and Loss Adjustment Expense Reserves
                            as of September 30, 1994
                               Net of Reinsurance
                          Great American Pool - Direct
                               Products Liability

               Summary of Ultimate S&S And Indicated S&S Reserves
                             (amounts in thousands)

   (1)            (2)            (3)            (4)            (5)            (6)
                Selected     Salvage and      Selected
                Ultimate     Subrogation      Ultimate        S & S          S & S
   Year          Losses         @ 9/94         S & S          Ratio         Reserve
- ---------      ---------      ---------      ---------      ---------      ---------
   1985          2,629             19             20         0.0076              1
   1986          3,437             68             71         0.0206              3
   1987          1,921              1              3         0.0015              2
   1988          2,046              1              4         0.0018              3
   1989            771              6              7         0.0095              1
   1990          1,422              0              3         0.0021              3
   1991          1,000              0              3         0.0026              3
   1992            997              0              4         0.0040              4
   1993          1,458              0              7         0.0046              7
   1994          1,191              0              6         0.0051              6

  Total         16,871             95            127                            32




  Notes: (5)=(4)/(2)
         (6)=(4)-(3)

                                                                    EXHIBIT A-19
                                                                    Sheet 1


                                  PROJECT ACE
                 Analysis of Reserves as of September 30, 1994
                               Net of Reinsurance
                           Umbrella Countrywide (Net)
                        Commercial Data + Specialty Data

                   Summary of Indicated Loss & ALAE Reserves
                         Net of Salvage and Subrogation
                             (amounts in thousands)

   (1)            (2)            (3)            (4)            (5)            (6)
                               Incurred         Paid         Ultimate       Selected
                 Earned      Loss & ALAE    Loss & ALAE       Claim         Ultimate
   Year         Premium         @ 9/94         @ 9/94         Counts      Loss & ALAE
- ---------      ---------      ---------      ---------      ---------      ---------
   1975              0            291            291              0            293
   1976              0            655            654              0            661
   1977              0          1,520          1,516              0          1,539
   1978              0            953            953              0            974
   1979              0            372            372              0            393
   1980              0            899            899              0            949
   1981              0          5,971          5,971              0          6,417
   1982              0          8,837          8,837              0          9,733
   1983              0          6,961          6,873              0          7,874
   1984              0          7,335          7,242              0          8,569
   1985              0         11,026         10,228            581         13,288
   1986              0          6,147          5,929            400          8,135
   1987              0          3,566          3,518            350          5,855
   1988         38,918         11,972         11,972            369         15,513
   1989         32,979          8,663          8,264            425         14,078
   1990         48,900          8,213          4,223            476         16,770
   1991         54,290         12,450          7,557            456         25,118
   1992         49,297          9,684          4,188            476         27,430
   1993         44,693          3,764              7            489         25,712
   1994         19,202            457              6            234         12,083

  Total        288,279        109,738         89,501          4,255        201,381

   (1)            (7)            (8)            (9)            (10)
                              Indicated
               Indicated       Ultimate                       Total
                Ultimate     Loss & ALAE     Indicated     Loss & ALAE
   Year         Severity        Ratio           IBNR         Reserve
- ---------      ---------      ---------      ---------      ---------
   1975              0          0.000              3              3
   1976              0          0.000              5              6
   1977              0          0.000             19             23
   1978              0          0.000             21             21
   1979              0          0.000             21             21
   1980              0          0.000             51             51
   1981              0          0.000            445            445
   1982              0          0.000            896            896
   1983              0          0.000            913          1,001
   1984              0          0.000          1,234          1,327
   1985         22,886          0.000          2,262          3,060
   1986         20,347          0.000          1,987          2,205
   1987         16,721          0.000          2,289          2,337
   1988         42,044          0.399          3,541          3,541
   1989         33,146          0.427          5,415          5,813
   1990         35,265          0.343          8,557         12,547
   1991         55,068          0.463         12,667         17,561
   1992         57,629          0.556         17,746         23,242
   1993         52,557          0.575         21,947         25,705
   1994         51,672          0.629         11,626         12,077

  Total                                       91,644        111,880

  Notes: (7)=[(6)x1000]/(5)             (9)=(6)-(3)
         (8)=(6)/(2)                   (10)=(6)-(4)

                                                                    EXHIBIT A-19
                                                                    Sheet 2


                                  PROJECT ACE
                 Analysis of Reserves as of September 30, 1994
                               Net of Reinsurance
                           Umbrella Countrywide (Net)
                        Commercial Data + Specialty Data

             Summary of Ultimate Losses And Indicated Loss Reserves
                             (amounts in thousands)

   (1)            (2)            (3)            (4)            (5)            (6)
                               Incurred         Paid         Ultimate       Selected
                 Earned         Losses         Losses         Claim         Ultimate
   Year         Premium         @ 9/94         @ 9/94         Counts         Losses
- ---------      ---------      ---------      ---------      ---------      ---------
   1975              0            259            259              0            260
   1976              0            613            612              0            617
   1977              0          1,454          1,450              0          1,469
   1978              0            934            934              0            954
   1979              0            216            216              0            224
   1980              0            867            867              0            915
   1981              0          5,872          5,872              0          6,307
   1982              0          8,593          8,593              0          9,461
   1983              0          5,071          4,983              0          5,722
   1984              0          6,231          6,138              0          7,249
   1985              0         10,261          9,463            581         12,352
   1986              0          5,680          5,462            400          7,537
   1987              0          3,402          3,354            350          5,577
   1988         38,918         11,832         11,832            369         15,022
   1989         32,979          8,427          8,028            425         13,466
   1990         48,900          8,008          4,018            476         16,041
   1991         54,290         12,114          7,221            456         23,778
   1992         49,297          9,652          4,156            476         26,200
   1993         44,693          3,759              2            489         24,526
   1994         19,202            456              5            234         11,521

  Total        288,279        103,703         83,466          4,255        189,196

   (1)            (7)             (8)           (9)            (10)
               Indicated       Indicated                      Total
                Ultimate       Ultimate      Indicated         Loss
   Year         Severity      Loss Ratio        IBNR         Reserve
- ---------      ---------       ---------     ---------      ---------
   1975              0          0.000              1              1
   1976              0          0.000              3              4
   1977              0          0.000             15             19
   1978              0          0.000             20             20
   1979              0          0.000              8              8
   1980              0          0.000             48             48
   1981              0          0.000            435            435
   1982              0          0.000            868            868
   1983              0          0.000            652            739
   1984              0          0.000          1,018          1,111
   1985         21,273          0.000          2,091          2,888
   1986         18,852          0.000          1,857          2,075
   1987         15,926          0.000          2,175          2,223
   1988         40,715          0.386          3,190          3,190
   1989         31,707          0.408          5,039          5,438
   1990         33,732          0.328          8,033         12,023
   1991         52,130          0.438         11,663         16,557
   1992         55,045          0.531         16,548         22,044
   1993         50,133          0.549         20,766         24,524
   1994         49,268          0.600         11,065         11,516

  Total                                       85,494        105,730

  Notes: (7)=[(6)x1000]/(5)             (9)=(6)-(3)
         (8)=(6)/(2)                   (10)=(6)-(4)

                                                                    EXHIBIT A-19
                                                                    Sheet 3


                                  PROJECT ACE
                 Analysis of Reserves as of September 30, 1994
                               Net of Reinsurance
                           Umbrella Countrywide (Net)
                        Commercial Data + Specialty Data

              Summary of Ultimate ALAE And Indicated ALAE Reserves
                             (amounts in thousands)

   (1)            (2)            (3)            (4)            (5)            (6)
                Selected         Paid         Selected
                Ultimate         ALAE         Ultimate         ALAE           ALAE
   Year          Losses         @ 9/94          ALAE          Ratio         Reserve
- ---------      ---------      ---------      ---------      ---------      ---------
   1975            260             32             33         0.1280              1
   1976            617             42             44         0.0716              2
   1977          1,469             66             70         0.0477              4
   1978            954             19             20         0.0213              1
   1979            224            156            169         0.7544             13
   1980            915             32             35         0.0382              3
   1981          6,307             99            109         0.0173             10
   1982          9,461            244            272         0.0288             28
   1983          5,722          1,890          2,152         0.3760            262
   1984          7,249          1,104          1,320         0.1821            216
   1985         12,352            765            936         0.0758            171
   1986          7,537            467            598         0.0793            131
   1987          5,577            164            278         0.0499            114
   1988         15,022            140            490         0.0326            350
   1989         13,466            236            611         0.0454            375
   1990         16,041            205            729         0.0455            524
   1991         23,778            336          1,340         0.0564          1,004
   1992         26,200             32          1,230         0.0469          1,198
   1993         24,526              5          1,186         0.0484          1,181
   1994         11,521              1            562         0.0488            561

  Total        189,196          6,035         12,185                         6,150




  Notes: (5)=(4)/(2)
         (6)=(4)-(3)

                                                                    EXHIBIT A-20
                                                                    Sheet 1


                         GREAT AMERICAN INSURANCE GROUP
             Analysis of Loss and Loss Adjustment Expense Reserves
                            as of September 30, 1994
                               Net of Reinsurance
                          Great American Pool - Direct
                                      Fire

                   Summary of Indicated Loss & ALAE Reserves
                         Net of Salvage and Subrogation
                             (amounts in thousands)

   (1)            (2)            (3)            (4)            (5)            (6)
                               Incurred         Paid         Ultimate       Selected
                 Earned      Loss & ALAE    Loss & ALAE       Claim         Ultimate
   Year         Premium         @ 9/94         @ 9/94         Counts      Loss & ALAE
- ---------      ---------      ---------      ---------      ---------      ---------
   1985              0          6,711          6,711            762          6,712
   1986              0          5,247          5,247            659          5,248
   1987              0          4,604          4,604            581          4,607
   1988         22,922          7,218          7,218            524          7,229
   1989         17,228          7,239          7,239            545          7,252
   1990         14,617          2,650          2,650            443          2,644
   1991         14,103          3,954          3,849            411          3,949
   1992         14,041          2,808          2,808            368          2,825
   1993         18,784          3,255          3,205            423          3,279
   1994          9,179          2,330          1,876            360          2,793

  Total        110,874         46,016         45,407          5,076         46,538

   (1)            (7)            (8)            (9)            (10)
                              Indicated
               Indicated       Ultimate                       Total
                Ultimate     Loss & ALAE     Indicated     Loss & ALAE
   Year         Severity        Ratio           IBNR         Reserve
- ---------      ---------      ---------      ---------      ---------
   1985          8,809          0.000              1              1
   1986          7,964          0.000              2              2
   1987          7,929          0.000              3              3
   1988         13,796          0.315             11             11
   1989         13,306          0.421             12             12
   1990          5,969          0.181             -6             -6
   1991          9,605          0.280             -5            100
   1992          7,669          0.201             17             17
   1993          7,759          0.175             24             74
   1994          7,753          0.304            463            917

  Total                                          522          1,131

  Notes: (7)=[(6)x1000]/(5)             (9)=(6)-(3)
         (8)=(6)/(2)                   (10)=(6)-(4)

                                                                    EXHIBIT A-20
                                                                    Sheet 2


                         GREAT AMERICAN INSURANCE GROUP
             Analysis of Loss and Loss Adjustment Expense Reserves
                            as of September 30, 1994
                               Net of Reinsurance
                          Great American Pool - Direct
                                      Fire

             Summary of Ultimate Losses And Indicated Loss Reserves
                         Gross of Salvage & Subrogation
                             (amounts in thousands)

   (1)            (2)            (3)            (4)            (5)            (6)
                               Incurred         Paid         Ultimate       Selected
                 Earned         Losses         Losses         Claim         Ultimate
   Year         Premium         @ 9/94         @ 9/94         Counts         Losses
- ---------      ---------      ---------      ---------      ---------      ---------
   1985              0          6,456          6,456            762          6,456
   1986              0          5,291          5,291            659          5,291
   1987              0          4,772          4,772            581          4,772
   1988         22,922          7,875          7,875            524          7,875
   1989         17,228          7,317          7,317            545          7,317
   1990         14,617          2,587          2,587            443          2,587
   1991         14,103          3,780          3,675            411          3,780
   1992         14,041          2,773          2,773            368          2,781
   1993         18,784          3,248          3,198            423          3,281
   1994          9,179          2,303          1,849            360          2,785

  Total        110,874         46,402         45,793          5,076         46,925

   (1)            (7)             (8)           (9)            (10)
               Indicated       Indicated                      Total
                Ultimate       Ultimate      Indicated         Loss
   Year         Severity      Loss Ratio        IBNR         Reserve
- ---------      ---------       ---------     ---------      ---------
   1985          8,472          0.000              0              0
   1986          8,029          0.000              0              0
   1987          8,213          0.000              0              0
   1988         15,029          0.344              0              0
   1989         13,426          0.425              0              0
   1990          5,840          0.177              0              0
   1991          9,194          0.268              0            105
   1992          7,550          0.198              8              8
   1993          7,763          0.175             33             83
   1994          7,731          0.303            482            936

  Total                                          523          1,132

  Notes: (7)=[(6)x1000]/(5)             (9)=(6)-(3)
         (8)=(6)/(2)                   (10)=(6)-(4)

                                                                    EXHIBIT A-20
                                                                    Sheet 3


                         GREAT AMERICAN INSURANCE GROUP
             Analysis of Loss and Loss Adjustment Expense Reserves
                            as of September 30, 1994
                               Net of Reinsurance
                          Great American Pool - Direct
                                      Fire

              Summary of Ultimate ALAE And Indicated ALAE Reserves
                             (amounts in thousands)

   (1)            (2)            (3)            (4)            (5)            (6)
                Selected         Paid         Selected
                Ultimate         ALAE         Ultimate         ALAE           ALAE
   Year          Losses         @ 9/94          ALAE          Ratio         Reserve
- ---------      ---------      ---------      ---------      ---------      ---------
   1985          6,456            392            393         0.0609              1
   1986          5,291            177            178         0.0337              2
   1987          4,772            102            105         0.0219              3
   1988          7,875            203            215         0.0273             11
   1989          7,317            122            142         0.0194             20
   1990          2,587            113            113         0.0437              0
   1991          3,780            199            208         0.0549              9
   1992          2,781            128            154         0.0556             27
   1993          3,281             79            127         0.0386             47
   1994          2,785             27            115         0.0413             88

  Total         46,925          1,542          1,750                           208




  Notes: (5)=(4)/(2)
         (6)=(4)-(3)

                                                                    EXHIBIT A-20
                                                                    Sheet 4


                         GREAT AMERICAN INSURANCE GROUP
             Analysis of Loss and Loss Adjustment Expense Reserves
                            as of September 30, 1994
                               Net of Reinsurance
                          Great American Pool - Direct
                                      Fire

               Summary of Ultimate S&S And Indicated S&S Reserves
                             (amounts in thousands)

   (1)            (2)            (3)            (4)            (5)            (6)
                Selected     Salvage and      Selected
                Ultimate     Subrogation      Ultimate        S & S          S & S
   Year          Losses         @ 9/94         S & S          Ratio         Reserve
- ---------      ---------      ---------      ---------      ---------      ---------
   1985          6,456            137            137         0.0212              0
   1986          5,291            221            221         0.0418              0
   1987          4,772            270            270         0.0566              0
   1988          7,875            860            861         0.1093              1
   1989          7,317            200            208         0.0284              8
   1990          2,587             50             56         0.0216              6
   1991          3,780             25             39         0.0102             14
   1992          2,781             93            111         0.0398             18
   1993          3,281             72            128         0.0391             56
   1994          2,785              0            107         0.0385            107

  Total         46,925          1,928          2,137                           209




  Notes: (5)=(4)/(2)
         (6)=(4)-(3)

                                                                    EXHIBIT A-21
                                                                    Sheet 1


                         GREAT AMERICAN INSURANCE GROUP
             Analysis of Loss and Loss Adjustment Expense Reserves
                            as of September 30, 1994
                               Net of Reinsurance
                          Great American Pool - Direct
                         Home (excluding Small Claims)

                   Summary of Indicated Loss & ALAE Reserves
                         Net of Salvage and Subrogation
                             (amounts in thousands)

   (1)            (2)            (3)            (4)            (5)            (6)
                               Incurred         Paid         Ultimate       Selected
                 Earned      Loss & ALAE    Loss & ALAE       Claim         Ultimate
   Year         Premium         @ 9/94         @ 9/94         Counts      Loss & ALAE
- ---------      ---------      ---------      ---------      ---------      ---------
   1985              0         59,838         59,833         34,617         59,867
   1986              0         43,043         43,042         24,960         43,086
   1987              0         33,557         33,537         18,480         33,616
   1988         66,562         35,167         34,943         16,785         35,157
   1989         71,069         42,228         42,016         18,792         42,286
   1990         79,901         47,076         46,652         19,565         47,540
   1991         86,396         46,064         45,038         20,013         46,952
   1992         82,463         40,172         37,928         17,034         40,942
   1993         78,111         45,283         42,121         17,491         48,361
   1994         61,623         27,882         23,613         18,110         38,619

  Total        526,125        420,309        408,722        205,847        436,426

   (1)            (7)            (8)            (9)            (10)
                              Indicated
               Indicated       Ultimate                       Total
                Ultimate     Loss & ALAE     Indicated     Loss & ALAE
   Year         Severity        Ratio           IBNR         Reserve
- ---------      ---------      ---------      ---------      ---------
   1985          1,729          0.000             29             34
   1986          1,726          0.000             44             45
   1987          1,819          0.000             60             80
   1988          2,095          0.528            -10            214
   1989          2,250          0.595             58            270
   1990          2,430          0.595            464            888
   1991          2,346          0.543            888          1,914
   1992          2,404          0.496            770          3,014
   1993          2,765          0.619          3,077          6,239
   1994          2,132          0.627         10,737         15,006

  Total                                       16,116         27,703

  Notes: (7)=[(6)x1000]/(5)             (9)=(6)-(3)
         (8)=(6)/(2)                   (10)=(6)-(4)

                                                                    EXHIBIT A-21
                                                                    Sheet 2



                         GREAT AMERICAN INSURANCE GROUP
             Analysis of Loss and Loss Adjustment Expense Reserves
                            as of September 30, 1994
                               Net of Reinsurance
                          Great American Pool - Direct
                         Home (excluding Small Claims)

             Summary of Ultimate Losses And Indicated Loss Reserves
                         Gross of Salvage & Subrogation
                             (amounts in thousands)

   (1)            (2)            (3)            (4)            (5)            (6)
                               Incurred         Paid         Ultimate       Selected
                 Earned         Losses         Losses         Claim         Ultimate
   Year         Premium         @ 9/94         @ 9/94         Counts         Losses
- ---------      ---------      ---------      ---------      ---------      ---------
   1985              0         59,010         59,005         34,617         59,010
   1986              0         42,933         42,932         24,960         42,935
   1987              0         33,375         33,355         18,480         33,383
   1988         66,562         35,177         34,953         16,785         35,088
   1989         71,069         41,429         41,217         18,792         41,366
   1990         79,901         45,786         45,362         19,565         46,045
   1991         86,396         44,750         43,724         20,013         45,169
   1992         82,463         38,952         36,708         17,034         39,209
   1993         78,111         44,399         41,237         17,491         46,752
   1994         61,623         27,611         23,342         18,110         37,474

  Total        526,125        413,422        401,835        205,847        426,431

   (1)            (7)             (8)           (9)            (10)
               Indicated       Indicated                      Total
                Ultimate       Ultimate      Indicated         Loss
   Year         Severity      Loss Ratio        IBNR         Reserve
- ---------      ---------       ---------     ---------      ---------
   1985          1,705          0.000              0              5
   1986          1,720          0.000              2              3
   1987          1,806          0.000              8             28
   1988          2,090          0.527            -89            135
   1989          2,201          0.582            -63            149
   1990          2,353          0.576            259            683
   1991          2,257          0.523            419          1,445
   1992          2,302          0.475            257          2,501
   1993          2,673          0.599          2,353          5,515
   1994          2,069          0.608          9,863         14,132

  Total                                       13,009         24,596

  Notes: (7)=[(6)x1000]/(5)             (9)=(6)-(3)
         (8)=(6)/(2)                   (10)=(6)-(4)

                                                                   EXHIBIT A-21
                                                                   Sheet 3


                         GREAT AMERICAN INSURANCE GROUP
             Analysis of Loss and Loss Adjustment Expense Reserves
                            as of September 30, 1994
                               Net of Reinsurance
                          Great American Pool - Direct
                         Home (excluding Small Claims)

              Summary of Ultimate ALAE And Indicated ALAE Reserves
                             (amounts in thousands)

   (1)            (2)            (3)            (4)            (5)            (6)
                Selected         Paid         Selected
                Ultimate         ALAE         Ultimate         ALAE           ALAE
   Year          Losses         @ 9/94          ALAE          Ratio         Reserve
- ---------      ---------      ---------      ---------      ---------      ---------
   1985         59,010          1,601          1,635         0.0277             34
   1986         42,935          1,260          1,309         0.0305             49
   1987         33,383            836            896         0.0268             61
   1988         35,088            538            629         0.0179             91
   1989         41,366          1,413          1,562         0.0378            149
   1990         46,045          2,582          2,861         0.0621            280
   1991         45,169          2,174          2,747         0.0608            573
   1992         39,209          1,492          2,229         0.0568            737
   1993         46,752          1,076          2,270         0.0486          1,194
   1994         37,474            336          1,811         0.0483          1,474

  Total        426,431         13,307         17,949                         4,641




  Notes: (5)=(4)/(2)
         (6)=(4)-(3)

                                                                   EXHIBIT A-21
                                                                   Sheet 4


                         GREAT AMERICAN INSURANCE GROUP
             Analysis of Loss and Loss Adjustment Expense Reserves
                            as of September 30, 1994
                               Net of Reinsurance
                          Great American Pool - Direct
                         Home (excluding Small Claims)

               Summary of Ultimate S&S And Indicated S&S Reserves
                             (amounts in thousands)

   (1)            (2)            (3)            (4)            (5)            (6)
                Selected     Salvage and      Selected
                Ultimate     Subrogation      Ultimate        S & S          S & S
   Year          Losses         @ 9/94         S & S          Ratio         Reserve
- ---------      ---------      ---------      ---------      ---------      ---------
   1985         59,010            773            778         0.0132              5
   1986         42,935          1,150          1,157         0.0270              7
   1987         33,383            654            663         0.0199              9
   1988         35,088            548            559         0.0159             11
   1989         41,366            614            642         0.0155             28
   1990         46,045          1,292          1,366         0.0297             74
   1991         45,169            860            964         0.0213            104
   1992         39,209            272            496         0.0127            224
   1993         46,752            192            661         0.0141            469
   1994         37,474             65            665         0.0177            600

  Total        426,431          6,420          7,954                         1,534




  Notes: (5)=(4)/(2)
         (6)=(4)-(3)

                                                                   EXHIBIT A-22
                                                                   Sheet 1


                         GREAT AMERICAN INSURANCE GROUP
             Analysis of Loss and Loss Adjustment Expense Reserves
                            as of September 30, 1994
                               Net of Reinsurance
                          Great American Pool - Direct
                                  Ocean Marine

                   Summary of Indicated Loss & ALAE Reserves
                         Net of Salvage and Subrogation
                             (amounts in thousands)

   (1)            (2)            (3)            (4)            (5)            (6)
                               Incurred         Paid         Ultimate       Selected
                 Earned      Loss & ALAE    Loss & ALAE       Claim         Ultimate
   Year         Premium         @ 9/94         @ 9/94         Counts      Loss & ALAE
- ---------      ---------      ---------      ---------      ---------      ---------
   1985              0          7,545          7,542          2,889          7,583
   1986              0          8,031          8,006          2,771          8,056
   1987              0          8,597          8,605          2,953          8,661
   1988         14,581          7,700          7,699          2,760          7,765
   1989         14,544          9,956          9,910          2,678         10,009
   1990         18,761         14,880         14,753          3,195         15,031
   1991         22,528         16,497         15,714          3,246         16,656
   1992         32,211         21,331         19,675          3,872         21,724
   1993         44,959         32,410         24,549          4,577         31,537
   1994         36,653         13,764          7,535          3,867         25,293

  Total        184,237        140,713        123,990         32,809        152,315

   (1)            (7)            (8)            (9)            (10)
                              Indicated
               Indicated       Ultimate                       Total
                Ultimate     Loss & ALAE     Indicated     Loss & ALAE
   Year         Severity        Ratio           IBNR         Reserve
- ---------      ---------      ---------      ---------      ---------
   1985          2,625          0.000             38             41
   1986          2,907          0.000             25             50
   1987          2,933          0.000             64             56
   1988          2,814          0.533             65             66
   1989          3,737          0.688             53             99
   1990          4,705          0.801            150            277
   1991          5,131          0.739            159            942
   1992          5,611          0.674            393          2,049
   1993          6,890          0.701           -873          6,988
   1994          6,540          0.690         11,528         17,757

  Total                                       11,602         28,325

  Notes: (7)=[(6)x1000]/(5)             (9)=(6)-(3)
         (8)=(6)/(2)                   (10)=(6)-(4)

                                                                   EXHIBIT A-22
                                                                   Sheet 2


                         GREAT AMERICAN INSURANCE GROUP
             Analysis of Loss and Loss Adjustment Expense Reserves
                            as of September 30, 1994
                               Net of Reinsurance
                          Great American Pool - Direct
                                  Ocean Marine

             Summary of Ultimate Losses And Indicated Loss Reserves
                         Gross of Salvage & Subrogation
                             (amounts in thousands)

   (1)            (2)            (3)            (4)            (5)            (6)
                               Incurred         Paid         Ultimate       Selected
                 Earned         Losses         Losses         Claim         Ultimate
   Year         Premium         @ 9/94         @ 9/94         Counts         Losses
- ---------      ---------      ---------      ---------      ---------      ---------
   1985              0          8,003          8,000          2,889          8,039
   1986              0          8,447          8,422          2,771          8,474
   1987              0          9,514          9,522          2,953          9,590
   1988         14,581          7,890          7,889          2,760          7,973
   1989         14,544         10,336         10,290          2,678         10,417
   1990         18,761         14,920         14,793          3,195         15,062
   1991         22,528         16,313         15,530          3,246         16,446
   1992         32,211         21,358         19,702          3,872         21,935
   1993         44,959         32,890         25,029          4,577         33,107
   1994         36,653         13,485          7,256          3,867         26,011

  Total        184,237        143,156        126,433         32,809        157,053

   (1)            (7)             (8)           (9)            (10)
               Indicated       Indicated                      Total
                Ultimate       Ultimate      Indicated         Loss
   Year         Severity      Loss Ratio        IBNR         Reserve
- ---------      ---------       ---------     ---------      ---------
   1985          2,783          0.000             36             39
   1986          3,058          0.000             27             52
   1987          3,247          0.000             76             68
   1988          2,889          0.547             83             84
   1989          3,889          0.716             81            127
   1990          4,714          0.803            142            269
   1991          5,066          0.730            133            916
   1992          5,665          0.681            577          2,233
   1993          7,233          0.736            217          8,078
   1994          6,726          0.710         12,526         18,755

  Total                                       13,897         30,620

  Notes: (7)=[(6)x1000]/(5)             (9)=(6)-(3)
         (8)=(6)/(2)                   (10)=(6)-(4)

                                                                    EXHIBIT A-22
                                                                    Sheet 3


                         GREAT AMERICAN INSURANCE GROUP
             Analysis of Loss and Loss Adjustment Expense Reserves
                            as of September 30, 1994
                               Net of Reinsurance
                          Great American Pool - Direct
                                  Ocean Marine

              Summary of Ultimate ALAE And Indicated ALAE Reserves
                             (amounts in thousands)

   (1)            (2)            (3)            (4)            (5)            (6)
                Selected         Paid         Selected
                Ultimate         ALAE         Ultimate         ALAE           ALAE
   Year          Losses         @ 9/94          ALAE          Ratio         Reserve
- ---------      ---------      ---------      ---------      ---------      ---------
   1985          8,039            831            845         0.1051             14
   1986          8,474            937            955         0.1127             17
   1987          9,590            778            804         0.0838             26
   1988          7,973            821            852         0.1069             31
   1989         10,417          1,065          1,116         0.1071             50
   1990         15,062          1,494          1,671         0.1110            177
   1991         16,446          1,418          1,790         0.1088            372
   1992         21,935          1,397          2,170         0.0989            773
   1993         33,107          1,528          3,289         0.0994          1,761
   1994         26,011            367          2,685         0.1032          2,318

  Total        157,053         10,638         16,177                         5,539




  Notes: (5)=(4)/(2)
         (6)=(4)-(3)

                                                                   EXHIBIT A-22
                                                                   Sheet 4


                         GREAT AMERICAN INSURANCE GROUP
             Analysis of Loss and Loss Adjustment Expense Reserves
                            as of September 30, 1994
                               Net of Reinsurance
                          Great American Pool - Direct
                                  Ocean Marine

               Summary of Ultimate S&S And Indicated S&S Reserves
                             (amounts in thousands)

   (1)            (2)            (3)            (4)            (5)            (6)
                Selected     Salvage and      Selected
                Ultimate     Subrogation      Ultimate        S & S          S & S
   Year          Losses         @ 9/94         S & S          Ratio         Reserve
- ---------      ---------      ---------      ---------      ---------      ---------
   1985          8,039          1,289          1,301         0.1618             12
   1986          8,474          1,353          1,373         0.1620             20
   1987          9,590          1,695          1,733         0.1807             38
   1988          7,973          1,011          1,061         0.1330             50
   1989         10,417          1,445          1,523         0.1462             78
   1990         15,062          1,534          1,702         0.1130            168
   1991         16,446          1,234          1,580         0.0961            346
   1992         21,935          1,424          2,381         0.1086            957
   1993         33,107          2,008          4,859         0.1468          2,851
   1994         26,011             88          3,403         0.1308          3,315

  Total        157,053         13,081         20,915                         7,834




  Notes: (5)=(4)/(2)
         (6)=(4)-(3)

                                                                   EXHIBIT A-23
                                                                   Sheet 1


                         GREAT AMERICAN INSURANCE GROUP
             Analysis of Loss and Loss Adjustment Expense Reserves
                            as of September 30, 1994
                               Net of Reinsurance
                          Great American Pool - Direct
                                 Inland Marine

                   Summary of Indicated Loss & ALAE Reserves
                         Net of Salvage and Subrogation
                             (amounts in thousands)

   (1)            (2)            (3)            (4)            (5)            (6)
                               Incurred         Paid         Ultimate       Selected
                 Earned      Loss & ALAE    Loss & ALAE       Claim         Ultimate
   Year         Premium         @ 9/94         @ 9/94         Counts      Loss & ALAE
- ---------      ---------      ---------      ---------      ---------      ---------
   1985              0         23,710         23,710          7,330         23,710
   1986              0         15,717         15,717          5,261         15,717
   1987              0         18,285         18,285          4,209         18,285
   1988         52,938         17,684         17,684          4,056         17,687
   1989         50,261         16,556         16,556          3,995         16,552
   1990         59,468         20,109         20,024          4,212         20,074
   1991         60,724         23,568         23,511          4,803         23,577
   1992         60,217         16,084         15,900          3,357         16,455
   1993         68,798         27,689         26,288          3,559         28,657
   1994         55,268         24,252         11,364          3,220         28,749

  Total        407,674        203,654        189,039         44,002        209,464

   (1)            (7)            (8)            (9)            (10)
                              Indicated
               Indicated       Ultimate                       Total
                Ultimate     Loss & ALAE     Indicated     Loss & ALAE
   Year         Severity        Ratio           IBNR         Reserve
- ---------      ---------      ---------      ---------      ---------
   1985          3,235          0.000              0              0
   1986          2,987          0.000              0              0
   1987          4,344          0.000              1              1
   1988          4,360          0.334              3              3
   1989          4,143          0.329             -3             -3
   1990          4,766          0.338            -35             50
   1991          4,909          0.388             10             67
   1992          4,902          0.273            371            555
   1993          8,052          0.417            968          2,369
   1994          8,929          0.520          4,497         17,385

  Total                                        5,811         20,426

  Notes: (7)=[(6)x1000]/(5)             (9)=(6)-(3)
         (8)=(6)/(2)                   (10)=(6)-(4)

                                                                   EXHIBIT A-23
                                                                   Sheet 2


                         GREAT AMERICAN INSURANCE GROUP
             Analysis of Loss and Loss Adjustment Expense Reserves
                            as of September 30, 1994
                               Net of Reinsurance
                          Great American Pool - Direct
                                 Inland Marine

             Summary of Ultimate Losses And Indicated Loss Reserves
                         Gross of Salvage & Subrogation
                             (amounts in thousands)

   (1)            (2)            (3)            (4)            (5)            (6)
                               Incurred         Paid         Ultimate       Selected
                 Earned         Losses         Losses         Claim         Ultimate
   Year         Premium         @ 9/94         @ 9/94         Counts         Losses
- ---------      ---------      ---------      ---------      ---------      ---------
   1985              0         24,371         24,371          7,330         24,371
   1986              0         16,322         16,322          5,261         16,322
   1987              0         18,794         18,794          4,209         18,794
   1988         52,938         17,993         17,993          4,056         17,993
   1989         50,261         17,095         17,095          3,995         17,077
   1990         59,468         20,424         20,339          4,212         20,383
   1991         60,724         21,806         21,749          4,803         21,730
   1992         60,217         16,046         15,862          3,357         16,056
   1993         68,798         27,258         25,857          3,559         27,475
   1994         55,268         24,021         11,133          3,220         27,675

  Total        407,674        204,130        189,515         44,002        207,875

   (1)            (7)             (8)           (9)            (10)
               Indicated       Indicated                      Total
                Ultimate       Ultimate      Indicated         Loss
   Year         Severity      Loss Ratio        IBNR         Reserve
- ---------      ---------       ---------     ---------      ---------
   1985          3,325          0.000              0              0
   1986          3,102          0.000              0              0
   1987          4,465          0.000              0              0
   1988          4,436          0.340              0              0
   1989          4,275          0.340            -18            -18
   1990          4,839          0.343            -41             44
   1991          4,524          0.358            -76            -19
   1992          4,783          0.267             10            194
   1993          7,720          0.399            217          1,618
   1994          8,596          0.501          3,654         16,542

  Total                                        3,745         18,360

  Notes: (7)=[(6)x1000]/(5)             (9)=(6)-(3)
         (8)=(6)/(2)                   (10)=(6)-(4)

                                                                   EXHIBIT A-23
                                                                   Sheet 3


                         GREAT AMERICAN INSURANCE GROUP
             Analysis of Loss and Loss Adjustment Expense Reserves
                            as of September 30, 1994
                               Net of Reinsurance
                          Great American Pool - Direct
                                 Inland Marine

              Summary of Ultimate ALAE And Indicated ALAE Reserves
                             (amounts in thousands)

   (1)            (2)            (3)            (4)            (5)            (6)
                Selected         Paid         Selected
                Ultimate         ALAE         Ultimate         ALAE           ALAE
   Year          Losses         @ 9/94          ALAE          Ratio         Reserve
- ---------      ---------      ---------      ---------      ---------      ---------
   1985         24,371            566            566         0.0232              0
   1986         16,322            310            310         0.0190              0
   1987         18,794            188            188         0.0100              1
   1988         17,993            584            595         0.0331             11
   1989         17,077            403            445         0.0261             42
   1990         20,383            740            831         0.0408             91
   1991         21,730          2,345          2,569         0.1182            225
   1992         16,056            776          1,291         0.0804            514
   1993         27,475            965          2,207         0.0803          1,242
   1994         27,675            423          2,213         0.0800          1,790

  Total        207,875          7,300         11,216                         3,916




  Notes: (5)=(4)/(2)
         (6)=(4)-(3)

                                                                   EXHIBIT A-23
                                                                   Sheet 4


                         GREAT AMERICAN INSURANCE GROUP
             Analysis of Loss and Loss Adjustment Expense Reserves
                            as of September 30, 1994
                               Net of Reinsurance
                          Great American Pool - Direct
                                 Inland Marine

               Summary of Ultimate S&S And Indicated S&S Reserves
                             (amounts in thousands)

   (1)            (2)            (3)            (4)            (5)            (6)
                Selected     Salvage and      Selected
                Ultimate     Subrogation      Ultimate        S & S          S & S
   Year          Losses         @ 9/94         S & S          Ratio         Reserve
- ---------      ---------      ---------      ---------      ---------      ---------
   1985         24,371          1,227          1,227         0.0503              0
   1986         16,322            915            915         0.0561              0
   1987         18,794            697            697         0.0371              0
   1988         17,993            893            902         0.0501              9
   1989         17,077            942            970         0.0568             28
   1990         20,383          1,055          1,139         0.0559             84
   1991         21,730            583            722         0.0332            139
   1992         16,056            738            891         0.0555            153
   1993         27,475            534          1,025         0.0373            491
   1994         27,675            192          1,139         0.0412            947

  Total        207,875          7,776          9,627                         1,851




  Notes: (5)=(4)/(2)
         (6)=(4)-(3)

                                                                   EXHIBIT A-24
                                                                   Sheet 1


                         GREAT AMERICAN INSURANCE GROUP
             Analysis of Loss and Loss Adjustment Expense Reserves
                            as of September 30, 1994
                               Net of Reinsurance
                          Great American Pool - Direct
                         Personal Auto Physical Damage
                            (excluding Small Claims)

                   Summary of Indicated Loss & ALAE Reserves
                         Net of Salvage and Subrogation
                             (amounts in thousands)

   (1)            (2)            (3)            (4)            (5)            (6)
                               Incurred         Paid         Ultimate       Selected
                 Earned      Loss & ALAE    Loss & ALAE       Claim         Ultimate
   Year         Premium         @ 9/94         @ 9/94         Counts      Loss & ALAE
- ---------      ---------      ---------      ---------      ---------      ---------
   1985              0         41,885         41,885         62,397         41,876
   1986              0         27,903         27,903         40,140         27,892
   1987              0         22,035         22,035         28,550         22,020
   1988         49,049         23,057         23,057         27,261         23,026
   1989         52,125         26,998         26,998         29,735         26,960
   1990         57,435         29,510         29,504         30,383         29,446
   1991         60,491         29,702         29,702         28,576         29,621
   1992         66,301         33,507         33,460         27,582         33,334
   1993         67,827         38,827         38,800         30,495         38,244
   1994         52,873         29,704         29,095         28,022         27,070

  Total        406,101        303,128        302,439        333,141        299,490

   (1)            (7)            (8)            (9)            (10)
                              Indicated
               Indicated       Ultimate                       Total
                Ultimate     Loss & ALAE     Indicated     Loss & ALAE
   Year         Severity        Ratio           IBNR         Reserve
- ---------      ---------      ---------      ---------      ---------
   1985            671          0.000             -9             -9
   1986            695          0.000            -11            -11
   1987            771          0.000            -14            -14
   1988            845          0.469            -31            -31
   1989            907          0.517            -38            -38
   1990            969          0.513            -63            -57
   1991          1,037          0.490            -81            -81
   1992          1,209          0.503           -173           -126
   1993          1,254          0.564           -583           -556
   1994            966          0.512         -2,634         -2,025

  Total                                       -3,638         -2,949

  Notes: (7)=[(6)x1000]/(5)             (9)=(6)-(3)
         (8)=(6)/(2)                   (10)=(6)-(4)

                                                                   EXHIBIT A-24
                                                                   Sheet 2


                         GREAT AMERICAN INSURANCE GROUP
             Analysis of Loss and Loss Adjustment Expense Reserves
                            as of September 30, 1994
                               Net of Reinsurance
                          Great American Pool - Direct
                         Personal Auto Physical Damage
                            (excluding Small Claims)

             Summary of Ultimate Losses And Indicated Loss Reserves
                         Gross of Salvage & Subrogation
                             (amounts in thousands)

   (1)            (2)            (3)            (4)            (5)            (6)
                               Incurred         Paid         Ultimate       Selected
                 Earned         Losses         Losses         Claim         Ultimate
   Year         Premium         @ 9/94         @ 9/94         Counts         Losses
- ---------      ---------      ---------      ---------      ---------      ---------
   1985              0         48,480         48,480         62,397         48,480
   1986              0         32,462         32,462         40,140         32,462
   1987              0         25,937         25,937         28,550         25,937
   1988         49,049         27,053         27,053         27,261         27,056
   1989         52,125         31,626         31,626         29,735         31,632
   1990         57,435         33,641         33,635         30,383         33,654
   1991         60,491         33,297         33,297         28,576         33,327
   1992         66,301         37,548         37,501         27,582         37,619
   1993         67,827         43,883         43,856         30,495         44,134
   1994         52,873         31,691         31,082         28,022         31,724

  Total        406,101        345,618        344,929        333,141        346,025

   (1)            (7)             (8)           (9)            (10)
               Indicated       Indicated                      Total
                Ultimate       Ultimate      Indicated         Loss
   Year         Severity      Loss Ratio        IBNR         Reserve
- ---------      ---------       ---------     ---------      ---------
   1985            777          0.000              0              0
   1986            809          0.000              0              0
   1987            908          0.000              0              0
   1988            992          0.552              3              3
   1989          1,064          0.607              6              6
   1990          1,108          0.586             13             19
   1991          1,166          0.551             30             30
   1992          1,364          0.567             71            118
   1993          1,447          0.651            251            278
   1994          1,132          0.600             33            642

  Total                                          407          1,096

  Notes: (7)=[(6)x1000]/(5)             (9)=(6)-(3)
         (8)=(6)/(2)                   (10)=(6)-(4)

                                                                   EXHIBIT A-24
                                                                   Sheet 3


                         GREAT AMERICAN INSURANCE GROUP
             Analysis of Loss and Loss Adjustment Expense Reserves
                            as of September 30, 1994
                               Net of Reinsurance
                          Great American Pool - Direct
                         Personal Auto Physical Damage
                            (excluding Small Claims)

              Summary of Ultimate ALAE And Indicated ALAE Reserves
                             (amounts in thousands)

   (1)            (2)            (3)            (4)            (5)            (6)
                Selected         Paid         Selected
                Ultimate         ALAE         Ultimate         ALAE           ALAE
   Year          Losses         @ 9/94          ALAE          Ratio         Reserve
- ---------      ---------      ---------      ---------      ---------      ---------
   1985         48,480            182            184         0.0038              2
   1986         32,462            198            200         0.0062              1
   1987         25,937             87             88         0.0034              2
   1988         27,056             47             49         0.0018              3
   1989         31,632            160            170         0.0054             11
   1990         33,654            714            726         0.0216             12
   1991         33,327            724            743         0.0223             20
   1992         37,619            592            627         0.0167             35
   1993         44,134            474            545         0.0124             71
   1994         31,724            190            373         0.0117            182

  Total        346,025          3,368          3,706                           338




  Notes: (5)=(4)/(2)
         (6)=(4)-(3)

                                                                   EXHIBIT A-24
                                                                   Sheet 4


                         GREAT AMERICAN INSURANCE GROUP
             Analysis of Loss and Loss Adjustment Expense Reserves
                            as of September 30, 1994
                               Net of Reinsurance
                          Great American Pool - Direct
                         Personal Auto Physical Damage
                            (excluding Small Claims)

               Summary of Ultimate S&S And Indicated S&S Reserves
                             (amounts in thousands)

   (1)            (2)            (3)            (4)            (5)            (6)
                Selected     Salvage and      Selected
                Ultimate     Subrogation      Ultimate        S & S          S & S
   Year          Losses         @ 9/94         S & S          Ratio         Reserve
- ---------      ---------      ---------      ---------      ---------      ---------
   1985         48,480          6,777          6,788         0.1400             11
   1986         32,462          4,757          4,770         0.1469             13
   1987         25,937          3,989          4,005         0.1544             16
   1988         27,056          4,043          4,079         0.1508             36
   1989         31,632          4,788          4,843         0.1531             55
   1990         33,654          4,845          4,934         0.1466             89
   1991         33,327          4,319          4,450         0.1335            131
   1992         37,619          4,633          4,912         0.1306            279
   1993         44,134          5,530          6,435         0.1458            905
   1994         31,724          2,177          5,026         0.1584          2,849

  Total        346,025         45,858         50,241                         4,383




  Notes: (5)=(4)/(2)
         (6)=(4)-(3)

                                                                   EXHIBIT A-25
                                                                   Sheet 1


                         GREAT AMERICAN INSURANCE GROUP
             Analysis of Loss and Loss Adjustment Expense Reserves
                            as of September 30, 1994
                               Net of Reinsurance
                          Great American Pool - Direct
                        Commercial Auto Physical Damage

                   Summary of Indicated Loss & ALAE Reserves
                         Net of Salvage and Subrogation
                             (amounts in thousands)

   (1)            (2)            (3)            (4)            (5)            (6)
                               Incurred         Paid         Ultimate       Selected
                 Earned      Loss & ALAE    Loss & ALAE       Claim         Ultimate
   Year         Premium         @ 9/94         @ 9/94         Counts      Loss & ALAE
- ---------      ---------      ---------      ---------      ---------      ---------
   1985              0         21,363         21,363         16,579         21,359
   1986              0         13,663         13,663          9,467         13,660
   1987              0         14,217         14,217          8,280         14,211
   1988         33,946         13,770         13,770          8,637         13,764
   1989         27,740         12,733         12,733          7,719         12,729
   1990         27,301         12,327         12,327          6,970         12,339
   1991         29,615         15,407         15,407          6,269         15,535
   1992         29,353         15,443         15,444          5,773         15,631
   1993         19,807         11,117         11,023          5,453         11,273
   1994         13,680          6,688          6,430          4,347          7,591

  Total        181,442        136,728        136,377         79,494        138,094

   (1)            (7)            (8)            (9)            (10)
                              Indicated
               Indicated       Ultimate                       Total
                Ultimate     Loss & ALAE     Indicated     Loss & ALAE
   Year         Severity        Ratio           IBNR         Reserve
- ---------      ---------      ---------      ---------      ---------
   1985          1,288          0.000             -4             -4
   1986          1,443          0.000             -3             -3
   1987          1,716          0.000             -5             -5
   1988          1,594          0.405             -5             -5
   1989          1,649          0.459             -4             -4
   1990          1,770          0.452             12             12
   1991          2,478          0.525            128            128
   1992          2,708          0.533            187            186
   1993          2,067          0.569            156            250
   1994          1,746          0.555            903          1,161

  Total                                        1,365          1,716

  Notes: (7)=[(6)x1000]/(5)             (9)=(6)-(3)
         (8)=(6)/(2)                   (10)=(6)-(4)

                                                                   EXHIBIT A-25
                                                                   Sheet 2


                         GREAT AMERICAN INSURANCE GROUP
             Analysis of Loss and Loss Adjustment Expense Reserves
                            as of September 30, 1994
                               Net of Reinsurance
                          Great American Pool - Direct
                        Commercial Auto Physical Damage

             Summary of Ultimate Losses And Indicated Loss Reserves
                         Gross of Salvage & Subrogation
                             (amounts in thousands)

   (1)            (2)            (3)            (4)            (5)            (6)
                               Incurred         Paid         Ultimate       Selected
                 Earned         Losses         Losses         Claim         Ultimate
   Year         Premium         @ 9/94         @ 9/94         Counts         Losses
- ---------      ---------      ---------      ---------      ---------      ---------
   1985              0         24,826         24,826         16,579         24,826
   1986              0         15,891         15,891          9,467         15,891
   1987              0         16,290         16,290          8,280         16,290
   1988         33,946         15,958         15,958          8,637         15,958
   1989         27,740         14,619         14,619          7,719         14,620
   1990         27,301         13,326         13,326          6,970         13,330
   1991         29,615         16,283         16,283          6,269         16,293
   1992         29,353         16,548         16,549          5,773         16,571
   1993         19,807         12,179         12,085          5,453         12,303
   1994         13,680          6,901          6,643          4,347          8,269

  Total        181,442        152,821        152,470         79,494        154,351

   (1)            (7)             (8)           (9)            (10)
               Indicated       Indicated                      Total
                Ultimate       Ultimate      Indicated         Loss
   Year         Severity      Loss Ratio        IBNR         Reserve
- ---------      ---------       ---------     ---------      ---------
   1985          1,497          0.000              0              0
   1986          1,679          0.000              0              0
   1987          1,967          0.000              0              0
   1988          1,848          0.470              0              0
   1989          1,894          0.527              1              1
   1990          1,912          0.488              4              4
   1991          2,599          0.550             10             10
   1992          2,871          0.565             23             22
   1993          2,256          0.621            124            218
   1994          1,902          0.604          1,368          1,626

  Total                                        1,530          1,881

  Notes: (7)=[(6)x1000]/(5)             (9)=(6)-(3)
         (8)=(6)/(2)                   (10)=(6)-(4)

                                                                   EXHIBIT A-25
                                                                   Sheet 3


                         GREAT AMERICAN INSURANCE GROUP
             Analysis of Loss and Loss Adjustment Expense Reserves
                            as of September 30, 1994
                               Net of Reinsurance
                          Great American Pool - Direct
                        Commercial Auto Physical Damage

              Summary of Ultimate ALAE And Indicated ALAE Reserves
                             (amounts in thousands)

   (1)            (2)            (3)            (4)            (5)            (6)
                Selected         Paid         Selected
                Ultimate         ALAE         Ultimate         ALAE           ALAE
   Year          Losses         @ 9/94          ALAE          Ratio         Reserve
- ---------      ---------      ---------      ---------      ---------      ---------
   1985         24,826             79             79         0.0032              0
   1986         15,891            100            101         0.0064              1
   1987         16,290            601            603         0.0370              2
   1988         15,958            109            113         0.0071              4
   1989         14,620            188            202         0.0138             14
   1990         13,330            681            726         0.0545             45
   1991         16,293          1,117          1,306         0.0802            189
   1992         16,571            960          1,234         0.0745            274
   1993         12,303            511            797         0.0648            286
   1994          8,269            183            455         0.0550            272

  Total        154,351          4,529          5,616                         1,086




  Notes: (5)=(4)/(2)
         (6)=(4)-(3)

                                                                   EXHIBIT A-25
                                                                   Sheet 4


                         GREAT AMERICAN INSURANCE GROUP
             Analysis of Loss and Loss Adjustment Expense Reserves
                            as of September 30, 1994
                               Net of Reinsurance
                          Great American Pool - Direct
                        Commercial Auto Physical Damage

               Summary of Ultimate S&S And Indicated S&S Reserves
                             (amounts in thousands)

   (1)            (2)            (3)            (4)            (5)            (6)
                Selected     Salvage and      Selected
                Ultimate     Subrogation      Ultimate        S & S          S & S
   Year          Losses         @ 9/94         S & S          Ratio         Reserve
- ---------      ---------      ---------      ---------      ---------      ---------
   1985         24,826          3,542          3,546         0.1428              4
   1986         15,891          2,328          2,332         0.1467              4
   1987         16,290          2,674          2,681         0.1646              7
   1988         15,958          2,297          2,307         0.1446             10
   1989         14,620          2,074          2,093         0.1432             19
   1990         13,330          1,680          1,717         0.1288             37
   1991         16,293          1,993          2,063         0.1266             70
   1992         16,571          2,065          2,175         0.1312            110
   1993         12,303          1,573          1,828         0.1485            255
   1994          8,269            396          1,133         0.1370            737

  Total        154,351         20,622         21,874                         1,252




  Notes: (5)=(4)/(2)
         (6)=(4)-(3)

                                                                   EXHIBIT A-26
                                                                   Sheet 1


                         GREAT AMERICAN INSURANCE GROUP
             Analysis of Loss and Loss Adjustment Expense Reserves
                            as of September 30, 1994
                               Net of Reinsurance
                          Great American Pool - Direct
                        Miscellaneous Schedule O - Total

                   Summary of Indicated Loss & ALAE Reserves
                         Net of Salvage and Subrogation
                             (amounts in thousands)

   (1)            (2)            (3)            (4)            (5)            (6)
                               Incurred         Paid         Ultimate       Selected
                 Earned      Loss & ALAE    Loss & ALAE       Claim         Ultimate
   Year         Premium         @ 9/94         @ 9/94         Counts      Loss & ALAE
- ---------      ---------      ---------      ---------      ---------      ---------
   1985              0          7,883          7,800          3,292          7,868
   1986              0          4,287          4,292          2,220          4,282
   1987              0         11,183         11,350          2,042         11,219
   1988         25,937          7,034          6,595          2,031          7,160
   1989         24,768          5,744          6,140          2,061          6,254
   1990         25,755          5,122          5,227          1,799          5,689
   1991         28,695         10,859         12,221          1,815         12,681
   1992         31,272         11,643         13,043          1,701         14,162
   1993         38,315          4,266          4,028          1,864         10,624
   1994         29,361          2,446          2,172          1,995          8,233

  Total        204,103         70,467         72,868         20,821         88,171

   (1)            (7)            (8)            (9)            (10)
                              Indicated
               Indicated       Ultimate                       Total
                Ultimate     Loss & ALAE     Indicated     Loss & ALAE
   Year         Severity        Ratio           IBNR         Reserve
- ---------      ---------      ---------      ---------      ---------
   1985          2,390          0.000            -15             68
   1986          1,928          0.000             -5            -10
   1987          5,493          0.000             35           -132
   1988          3,526          0.276            126            565
   1989          3,034          0.253            511            115
   1990          3,162          0.221            567            462
   1991          6,987          0.442          1,822            460
   1992          8,325          0.453          2,519          1,119
   1993          5,700          0.277          6,359          6,597
   1994          4,126          0.280          5,787          6,061

  Total                                       17,705         15,304

   Notes: (7)=[(6)x1000]/(5)             (9)=(6)-(3)
          (8)=(6)/(2)                   (10)=(6)-(4)

                                                                   EXHIBIT A-26
                                                                   Sheet 2


                         GREAT AMERICAN INSURANCE GROUP
             Analysis of Loss and Loss Adjustment Expense Reserves
                            as of September 30, 1994
                               Net of Reinsurance
                          Great American Pool - Direct
                        Miscellaneous Schedule O - Total

             Summary of Ultimate Losses And Indicated Loss Reserves
                         Gross of Salvage & Subrogation
                             (amounts in thousands)

   (1)            (2)            (3)            (4)            (5)            (6)
                               Incurred         Paid         Ultimate       Selected
                 Earned         Losses         Losses         Claim         Ultimate
   Year         Premium         @ 9/94         @ 9/94         Counts         Losses
- ---------      ---------      ---------      ---------      ---------      ---------
   1985              0         10,660         10,577          3,292         10,660
   1986              0          4,911          4,916          2,220          4,911
   1987              0         10,642         10,809          2,042         10,642
   1988         25,937          5,611          5,172          2,031          5,635
   1989         24,768          5,667          6,063          2,061          5,962
   1990         25,755          4,916          5,021          1,799          5,185
   1991         28,695          9,762         11,124          1,815         10,763
   1992         31,272         10,909         12,309          1,701         12,401
   1993         38,315          4,109          3,871          1,864          9,579
   1994         29,361          2,355          2,081          1,995          7,340

  Total        204,103         69,542         71,943         20,821         83,079

   (1)            (7)             (8)           (9)            (10)
               Indicated       Indicated                      Total
                Ultimate       Ultimate      Indicated         Loss
   Year         Severity      Loss Ratio        IBNR         Reserve
- ---------      ---------       ---------     ---------      ---------
   1985          3,238          0.000              0             83
   1986          2,212          0.000              0             -5
   1987          5,210          0.000              0           -167
   1988          2,775          0.217             24            463
   1989          2,893          0.241            295           -101
   1990          2,883          0.201            269            164
   1991          5,930          0.375          1,001           -361
   1992          7,290          0.397          1,492             92
   1993          5,139          0.250          5,470          5,708
   1994          3,679          0.250          4,985          5,259

  Total                                       13,537         11,136

  Notes: (7)=[(6)x1000]/(5)             (9)=(6)-(3)
         (8)=(6)/(2)                   (10)=(6)-(4)

                                                                   EXHIBIT A-26
                                                                   Sheet 3


                         GREAT AMERICAN INSURANCE GROUP
             Analysis of Loss and Loss Adjustment Expense Reserves
                            as of September 30, 1994
                               Net of Reinsurance
                          Great American Pool - Direct
                        Miscellaneous Schedule O - Total

              Summary of Ultimate ALAE And Indicated ALAE Reserves
                             (amounts in thousands)

   (1)            (2)            (3)            (4)            (5)            (6)
                Selected         Paid         Selected
                Ultimate         ALAE         Ultimate         ALAE           ALAE
   Year          Losses         @ 9/94          ALAE          Ratio         Reserve
- ---------      ---------      ---------      ---------      ---------      ---------
   1985         10,660            378            399         0.0374             21
   1986          4,911            375            397         0.0809             22
   1987         10,642            975          1,092         0.1026            117
   1988          5,635          1,639          1,799         0.3192            160
   1989          5,962            362            660         0.1107            298
   1990          5,185            451            850         0.1640            399
   1991         10,763          1,577          2,722         0.2529          1,145
   1992         12,401            897          2,453         0.1978          1,556
   1993          9,579            203          1,649         0.1722          1,447
   1994          7,340             92          1,397         0.1903          1,305

  Total         83,079          6,949         13,420                         6,471




  Notes: (5)=(4)/(2)
         (6)=(4)-(3)

                                                                   EXHIBIT A-26
                                                                   Sheet 4


                         GREAT AMERICAN INSURANCE GROUP
             Analysis of Loss and Loss Adjustment Expense Reserves
                            as of September 30, 1994
                               Net of Reinsurance
                          Great American Pool - Direct
                        Miscellaneous Schedule O - Total

               Summary of Ultimate S&S And Indicated S&S Reserves
                             (amounts in thousands)

   (1)            (2)            (3)            (4)            (5)            (6)
                Selected     Salvage and      Selected
                Ultimate     Subrogation      Ultimate        S & S          S & S
   Year          Losses         @ 9/94         S & S          Ratio         Reserve
- ---------      ---------      ---------      ---------      ---------      ---------
   1985         10,660          3,155          3,191         0.2993             36
   1986          4,911            999          1,026         0.2090             27
   1987         10,642            434            515         0.0484             81
   1988          5,635            216            274         0.0486             58
   1989          5,962            285            368         0.0618             83
   1990          5,185            245            347         0.0669            102
   1991         10,763            480            805         0.0748            325
   1992         12,401            163            692         0.0558            529
   1993          9,579             46            604         0.0630            558
   1994          7,340              1            504         0.0687            503

  Total         83,079          6,024          8,327                         2,303




  Notes: (5)=(4)/(2)
         (6)=(4)-(3)

                                                                   EXHIBIT A-27
                                                                   Sheet 1


                         GREAT AMERICAN INSURANCE GROUP
             Analysis of Loss and Loss Adjustment Expense Reserves
                            as of September 30, 1994
                               Net of Reinsurance
                          Great American Pool - Direct
                           Miscellaneous Other P & L

                   Summary of Indicated Loss & ALAE Reserves
                         Net of Salvage and Subrogation
                             (amounts in thousands)

   (1)            (2)            (3)            (4)            (5)            (6)
                               Incurred         Paid         Ultimate       Selected
                 Earned      Loss & ALAE    Loss & ALAE       Claim         Ultimate
   Year         Premium         @ 9/94         @ 9/94         Counts      Loss & ALAE
- ---------      ---------      ---------      ---------      ---------      ---------
   1985              0          8,975          8,935          3,688          8,979
   1986              0          6,513          6,513          3,208          6,518
   1987              0          7,733          7,708          2,646          7,745
   1988         11,246          7,098          7,093          2,598          7,119
   1989         11,200          6,776          6,755          2,753          6,808
   1990         11,453          7,054          7,049          2,543          7,102
   1991         11,339          7,272          7,197          2,012          7,384
   1992          9,278          4,245          3,673          1,113          4,389
   1993          7,976          2,372          2,292            672          2,545
   1994          4,434          1,232          1,137            488          1,741

  Total         66,926         59,270         58,352         21,721         60,331

   (1)            (7)            (8)            (9)            (10)
                              Indicated
               Indicated       Ultimate                       Total
                Ultimate     Loss & ALAE     Indicated     Loss & ALAE
   Year         Severity        Ratio           IBNR         Reserve
- ---------      ---------      ---------      ---------      ---------
   1985          2,435          0.000              4             44
   1986          2,032          0.000              5              5
   1987          2,927          0.000             11             36
   1988          2,740          0.633             21             26
   1989          2,473          0.608             32             53
   1990          2,793          0.620             48             53
   1991          3,670          0.651            112            187
   1992          3,944          0.473            144            716
   1993          3,789          0.319            173            253
   1994          3,569          0.393            510            605

  Total                                        1,061          1,979

  Notes: (7)=[(6)x1000]/(5)             (9)=(6)-(3)
         (8)=(6)/(2)                   (10)=(6)-(4)

                                                                   EXHIBIT A-27
                                                                   Sheet 2


                         GREAT AMERICAN INSURANCE GROUP
             Analysis of Loss and Loss Adjustment Expense Reserves
                            as of September 30, 1994
                               Net of Reinsurance
                          Great American Pool - Direct
                           Miscellaneous Other P & L

             Summary of Ultimate Losses And Indicated Loss Reserves
                         Gross of Salvage & Subrogation
                             (amounts in thousands)

   (1)            (2)            (3)            (4)            (5)            (6)
                               Incurred         Paid         Ultimate       Selected
                 Earned         Losses         Losses         Claim         Ultimate
   Year         Premium         @ 9/94         @ 9/94         Counts         Losses
- ---------      ---------      ---------      ---------      ---------      ---------
   1985              0          8,672          8,632          3,688          8,672
   1986              0          6,322          6,322          3,208          6,322
   1987              0          7,470          7,445          2,646          7,470
   1988         11,246          6,793          6,788          2,598          6,793
   1989         11,200          6,543          6,522          2,753          6,543
   1990         11,453          6,718          6,713          2,543          6,718
   1991         11,339          6,830          6,755          2,012          6,830
   1992          9,278          4,041          3,469          1,113          4,079
   1993          7,976          2,208          2,128            672          2,292
   1994          4,434          1,179          1,084            488          1,590

  Total         66,926         56,776         55,858         21,721         57,309

   (1)            (7)             (8)           (9)            (10)
               Indicated       Indicated                      Total
                Ultimate       Ultimate      Indicated         Loss
   Year         Severity      Loss Ratio        IBNR         Reserve
- ---------      ---------       ---------     ---------      ---------
   1985          2,351          0.000              0             40
   1986          1,971          0.000              0              0
   1987          2,823          0.000              0             25
   1988          2,615          0.604              0              5
   1989          2,376          0.584              0             21
   1990          2,642          0.587              0              5
   1991          3,394          0.602              0             75
   1992          3,665          0.440             38            610
   1993          3,412          0.287             84            164
   1994          3,259          0.359            411            506

  Total                                          533          1,451

  Notes: (7)=[(6)x1000]/(5)             (9)=(6)-(3)
         (8)=(6)/(2)                   (10)=(6)-(4)

                                                                   EXHIBIT A-27
                                                                   Sheet 3


                         GREAT AMERICAN INSURANCE GROUP
             Analysis of Loss and Loss Adjustment Expense Reserves
                            as of September 30, 1994
                               Net of Reinsurance
                          Great American Pool - Direct
                           Miscellaneous Other P & L

              Summary of Ultimate ALAE And Indicated ALAE Reserves
                             (amounts in thousands)

   (1)            (2)            (3)            (4)            (5)            (6)
                Selected         Paid         Selected
                Ultimate         ALAE         Ultimate         ALAE           ALAE
   Year          Losses         @ 9/94          ALAE          Ratio         Reserve
- ---------      ---------      ---------      ---------      ---------      ---------
   1985          8,672            488            492         0.0567              4
   1986          6,322            290            295         0.0467              5
   1987          7,470            308            320         0.0428             12
   1988          6,793            389            410         0.0604             21
   1989          6,543            268            300         0.0459             32
   1990          6,718            399            449         0.0669             50
   1991          6,830            485            604         0.0884            119
   1992          4,079            311            430         0.1053            119
   1993          2,292            171            273         0.1189            101
   1994          1,590             66            180         0.1135            115

  Total         57,309          3,175          3,753                           578




  Notes: (5)=(4)/(2)
         (6)=(4)-(3)

                                                                   EXHIBIT A-27
                                                                   Sheet 4


                         GREAT AMERICAN INSURANCE GROUP
             Analysis of Loss and Loss Adjustment Expense Reserves
                            as of September 30, 1994
                               Net of Reinsurance
                          Great American Pool - Direct
                           Miscellaneous Other P & L

               Summary of Ultimate S&S And Indicated S&S Reserves
                             (amounts in thousands)

   (1)            (2)            (3)            (4)            (5)            (6)
                Selected     Salvage and      Selected
                Ultimate     Subrogation      Ultimate        S & S          S & S
   Year          Losses         @ 9/94         S & S          Ratio         Reserve
- ---------      ---------      ---------      ---------      ---------      ---------
   1985          8,672            185            185         0.0213              0
   1986          6,322             99             99         0.0157              0
   1987          7,470             45             45         0.0060              0
   1988          6,793             84             84         0.0124              0
   1989          6,543             35             36         0.0054              1
   1990          6,718             63             65         0.0097              2
   1991          6,830             43             50         0.0073              7
   1992          4,079            107            120         0.0293             13
   1993          2,292              7             19         0.0084             12
   1994          1,590             13             29         0.0183             16

  Total         57,309            681            732                            51




  Notes: (5)=(4)/(2)
         (6)=(4)-(3)

                                                                   EXHIBIT A-28
                                                                   Sheet 1


                         GREAT AMERICAN INSURANCE GROUP
             Analysis of Loss and Loss Adjustment Expense Reserves
                            as of September 30, 1994
                               Net of Reinsurance
                            D&O Primary + D&O Excess

                   Summary of Indicated Loss & ALAE Reserves
                         Gross of Salvage & Subrogation
                             (amounts in thousands)

   (1)            (2)            (3)            (4)            (5)            (6)
                               Incurred         Paid         Ultimate       Selected
                 Earned      Loss & ALAE    Loss & ALAE       Claim         Ultimate
   Year         Premium         @ 9/94         @ 9/94         Counts      Loss & ALAE
- ---------      ---------      ---------      ---------      ---------      ---------
   1980              0              0              0              0              0
   1981              0              0              0              0              0
   1982              0              0              0              0              0
   1983              0              0              0              0              0
   1984              0              0              0              0              0
   1985              0              0              0              0              0
   1986              0              0              0              4            153
   1987         14,517          3,503          3,503             64          3,526
   1988         34,356          2,995          2,906            103          3,064
   1989         36,059         11,530          8,503            128         12,172
   1990         39,596         41,830         17,750            174         45,696
   1991         48,570          5,149           -463            162         15,591
   1992         61,610         15,418         12,007            166         26,369
   1993         69,983         14,251            113            189         37,441
   1994         65,789         20,100             53            212         50,905

  Total        370,480        114,778         44,373          1,202        194,916

   (1)            (7)            (8)            (9)            (10)
                              Indicated
               Indicated       Ultimate                       Total
                Ultimate     Loss & ALAE     Indicated     Loss & ALAE
   Year         Severity        Ratio           IBNR         Reserve
- ---------      ---------      ---------      ---------      ---------
   1980              0          0.000              0              0
   1981              0          0.000              0              0
   1982              0          0.000              0              0
   1983              0          0.000              0              0
   1984              0          0.000              0              0
   1985              0          0.000              0              0
   1986         38,132          0.000            153            153
   1987         55,094          0.243             23             23
   1988         29,747          0.089             68            158
   1989         95,095          0.338            642          3,669
   1990        262,618          1.154          3,865         27,945
   1991         96,116          0.321         10,442         16,054
   1992        159,064          0.428         10,951         14,362
   1993        198,034          0.535         23,190         37,328
   1994        239,963          0.774         30,805         50,852

  Total                                       80,139        150,543

  Notes: (7)=[(6)x1000]/(5)             (9)=(6)-(3)
         (8)=(6)/(2)                   (10)=(6)-(4)

                                                                   EXHIBIT A-28
                                                                   Sheet 2


                         GREAT AMERICAN INSURANCE GROUP
             Analysis of Loss and Loss Adjustment Expense Reserves
                            as of September 30, 1994
                               Net of Reinsurance
                            D&O Primary + D&O Excess

             Summary of Ultimate Losses And Indicated Loss Reserves
                         Gross of Salvage & Subrogation
                             (amounts in thousands)

   (1)            (2)            (3)            (4)            (5)            (6)
                               Incurred         Paid         Ultimate       Selected
                 Earned         Losses         Losses         Claim         Ultimate
   Year         Premium         @ 9/94         @ 9/94         Counts         Losses
- ---------      ---------      ---------      ---------      ---------      ---------
   1980              0              0              0              0              0
   1981              0              0              0              0              0
   1982              0              0              0              0              0
   1983              0              0              0              0              0
   1984              0              0              0              0              0
   1985              0              0              0              0              0
   1986              0              0              0              4            147
   1987         14,517          3,324          3,324             64          3,335
   1988         34,356          2,785          2,696            103          2,834
   1989         36,059         10,887          7,860            128         11,394
   1990         39,596         40,961         16,881            174         42,707
   1991         48,570          5,003           -610            162         14,571
   1992         61,610         15,150         11,739            166         24,644
   1993         69,983         14,198             60            189         34,992
   1994         65,789         20,063             16            212         47,575

  Total        370,480        112,371         41,966          1,202        182,198

   (1)            (7)             (8)           (9)            (10)
               Indicated       Indicated                      Total
                Ultimate       Ultimate      Indicated         Loss
   Year         Severity      Loss Ratio        IBNR         Reserve
- ---------      ---------       ---------     ---------      ---------
   1980              0          0.000              0              0
   1981              0          0.000              0              0
   1982              0          0.000              0              0
   1983              0          0.000              0              0
   1984              0          0.000              0              0
   1985              0          0.000              0              0
   1986         36,661          0.000            147            147
   1987         52,114          0.230             11             11
   1988         27,516          0.082             49            138
   1989         89,013          0.316            507          3,534
   1990        245,440          1.079          1,746         25,826
   1991         89,828          0.300          9,568         15,181
   1992        148,658          0.400          9,494         12,905
   1993        185,081          0.500         20,794         34,932
   1994        224,264          0.723         27,512         47,559

  Total                                       69,828        140,232

  Notes: (7)=[(6)x1000]/(5)             (9)=(6)-(3)
         (8)=(6)/(2)                   (10)=(6)-(4)

                                                                   EXHIBIT A-28
                                                                   Sheet 3


                         GREAT AMERICAN INSURANCE GROUP
             Analysis of Loss and Loss Adjustment Expense Reserves
                            as of September 30, 1994
                               Net of Reinsurance
                            D&O Primary + D&O Excess

              Summary of Ultimate ALAE And Indicated ALAE Reserves
                             (amounts in thousands)

   (1)            (2)            (3)            (4)            (5)            (6)
                Selected         Paid         Selected
                Ultimate         ALAE         Ultimate         ALAE           ALAE
   Year          Losses         @ 9/94          ALAE          Ratio         Reserve
- ---------      ---------      ---------      ---------      ---------      ---------
   1980              0              0              0         0.0000              0
   1981              0              0              0         0.0000              0
   1982              0              0              0         0.0000              0
   1983              0              0              0         0.0000              0
   1984              0              0              0         0.0000              0
   1985              0              0              0         0.0000              0
   1986            147              0              6         0.0401              6
   1987          3,335            179            191         0.0572             12
   1988          2,834            210            230         0.0811             20
   1989         11,394            644            778         0.0683            135
   1990         42,707            870          2,989         0.0700          2,119
   1991         14,571            147          1,020         0.0700            873
   1992         24,644            268          1,725         0.0700          1,457
   1993         34,992             53          2,449         0.0700          2,396
   1994         47,575             37          3,330         0.0700          3,293

  Total        182,198          2,407         12,718                        10,311




  Notes: (5)=(4)/(2)
         (6)=(4)-(3)

                        GREAT AMERICAN INSURANCE GROUP
            Analysis or Loss and Loss Adjustment Expense Reserves
                           as of September 30, 1994
                              Net of Reinsurance
                            Total Eden Park (ACIS)

                  Summary of Indicated Loss & ALAE Reserves
                            (amounts in thousands)

   (1)              (2)                 (3)                  (4)                   (5)               (6)
                                     Incurred                Paid               Ultimate          Selected
                  Earned            Loss & ALAE          Loss & ALAE             Claim            Ultimate
   Year           Premium             @ 9/94                @ 9/94               Counts            Losses
   ----           -------           -----------          -----------            --------          --------
   1985                 0                    0                    0                                      0
   1986                 0                    0                    0                                      0
   1987                 0                    0                    0                                      0
   1988                 0                    0                    0                                      0
   1989                 0                    0                    0                                      0
   1990                 0                    0                    0                                      0
   1991                 0                    0                    0                                      0
   1992             3,346                   19                    2                                  1,416
   1993            13,718                   96                   23                                  5,746
   1994            12,033                9,656                1,874                                 13,608

  Total            29,097                8,771                1,299                                 20,770


   (1)              (7)                 (8)                 (9)                (10)
                                     Indicated
                  Indicated           Ultimate                                Total
                   Ultimate          Loss & ALAE         Indicated          Loss & ALAE
   Year            Severity            Ratio               IBNR               Reserve
   ----           ---------         ------------         ---------          -----------
   1985                                0.000                   0                    0
   1986                                0.000                   0                    0
   1987                                0.000                   0                    0
   1988                                0.000                   0                    0
   1989                                0.000                   0                    0
   1990                                0.000                   0                    0
   1991                                0.000                   0                    0
   1992                                0.423               1,397                1,414
   1993                                0.419               5,630                5,723
   1994                                1.131               4,952               11,734

   Total                                                  11,999               10,971

Notes:  (7)=(6)x10001/(5)       (9)=(6)-(3)
        (8)=(6)/(2)            (10)=(6)-(4)

                                                                   EXHIBIT A-30
                                                                   Sheet 1

                        GREAT AMERICAN INSURANCE GROUP
            Analysis of Loss and Loss Adjustment Expense Reserves
                           as of September 30, 1994
                              Net of Reinsurance
                              Agricultural E & S
                              All Lines Combined

                  Summary of Indicated Loss & ALAE Reserves
                        Net of Salvage and Subrogation
                            (amounts in thousands)

       (1)       (2)         (3)            (4)          (5)            (6)
                          Incurred         Paid        Ultimate      Selected
               Earned    Loss & ALAE    Loss & ALAE      Claim       Ultimate
      Year    Premium       @ 9/94         @ 9/94       Counts     Loss & ALAE
     -----    -------    -----------    -----------    --------    -----------
      1980          0            9              9            6            10
      1981          0          401            401          137           408
      1982        322        1,015          1,003          457         1,041
      1983        377        2,325          2,310          814         2,478
      1984        282        2,814          2,801          975         3,088
      1985      1,306        4,229          3,872          919         4,661
      1986     22,882        5,367          5,367        1,173         6,603
      1987     30,830        8,731          8,540          851        10,880
      1988     18,196        8,184          8,181          569        10,868
      1989     12,854        2,460          2,253          554         3,946
      1990     16,941        8,642          7,339          943        11,952
      1991     17,968       10,298          8,468          783        14,926
      1992     15,018        8,345          5,410          642        12,038
      1993     13,124        3,269          1,151          448         6,723
      1994     10,284          993            151          622         5,379

     Total    160,384       67,082         57,255        9,893        95,002


       (1)       (7)           (8)           (9)          (10)
                            Indicated
              Indicated      Ultimate                     Total
               Ultimate    Loss & ALAE    Indicated    Loss & ALAE
      Year     Severity       Ratio          IBNR        Reserve
     -----    ---------    -----------    ---------    -----------
      1980       1,679         0.000             2             2
      1981       2,981         0.000             7             7
      1982       2,277         3.232            25            37
      1983       3,046         6.573           153           168
      1984       3,166        10.950           274           287
      1985       5,069         3.569           432           789
      1986       5,627         0.289         1,236         1,236
      1987      12,786         0.353         2,149         2,340
      1988      19,102         0.597         2,684         2,687
      1989       7,124         0.307         1,485         1,692
      1990      12,668         0.705         3,309         4,613
      1991      19,075         0.831         4,628         6,458
      1992      18,764         0.802         3,693         6,629
      1993      15,020         0.512         3,455         5,573
      1994       8,650         0.523         4,386         5,228

     Total                                  27,920        37,747

     Notes:  (7)=[(6)x1000]/(5)      (9)=(6)-(3)
             (8)=(6)/(2)            (10)=(6)-(4)

                                                                    EXHIBIT A-30
                                                                    Sheet 2


                         GREAT AMERICAN INSURANCE GROUP
             Analysis of Loss and Loss Adjustment Expense Reserves
                            as of September 30, 1994
                               Net of Reinsurance
                               Agricultural E & S
                               All Lines Combined

             Summary of Ultimate Losses And Indicated Loss Reserves
                         Gross of Salvage & Subrogation
                             (amounts in thousands)

   (1)            (2)            (3)            (4)            (5)            (6)
                               Incurred         Paid         Ultimate       Selected
                 Earned         Losses         Losses         Claim         Ultimate
   Year         Premium         @ 9/94         @ 9/94         Counts         Losses
- ---------      ---------      ---------      ---------      ---------      ---------
   1980              0              8              8              6              9
   1981              0            380            380            137            386
   1982            322            813            801            457            828
   1983            377          1,904          1,889            814          1,976
   1984            282          2,300          2,286            975          2,425
   1985          1,306          3,111          2,754            919          3,329
   1986         22,882          3,602          3,602          1,173          4,520
   1987         30,830          6,100          5,910            851          7,037
   1988         18,196          7,814          7,811            569          8,724
   1989         12,854          1,811          1,604            554          2,837
   1990         16,941          7,581          6,278            943          9,771
   1991         17,968          9,442          7,612            783         11,802
   1992         15,018          7,617          4,682            642          9,877
   1993         13,124          2,898            780            448          5,280
   1994         10,284            928             86            622          4,488

  Total        160,384         56,309         46,481          9,893         73,289

   (1)            (7)             (8)           (9)            (10)
               Indicated       Indicated                      Total
                Ultimate       Ultimate      Indicated         Loss
   Year         Severity      Loss Ratio        IBNR         Reserve
- ---------      ---------       ---------     ---------      ---------
   1980          1,531          0.000              2              2
   1981          2,815          0.000              5              5
   1982          1,812          2.572             15             27
   1983          2,428          5.240             72             87
   1984          2,487          8.599            125            139
   1985          3,620          2.549            217            574
   1986          3,852          0.198            919            919
   1987          8,270          0.228            937          1,127
   1988         15,334          0.479            909            913
   1989          5,123          0.221          1,027          1,234
   1990         10,356          0.577          2,190          3,493
   1991         15,083          0.657          2,361          4,191
   1992         15,396          0.658          2,260          5,196
   1993         11,795          0.402          2,381          4,499
   1994          7,217          0.436          3,560          4,403

  Total                                       16,981         26,808

  Notes: (7)=[(6)x1000]/(5)             (9)=(6)-(3)
         (8)=(6)/(2)                   (10)=(6)-(4)

                                                                   EXHIBIT A-30
                                                                   Sheet 3



                         GREAT AMERICAN INSURANCE GROUP
             Analysis of Loss and Loss Adjustment Expense Reserves
                            as of September 30, 1994
                               Net of Reinsurance
                               Agricultural E & S
                               All Lines Combined

              Summary of Ultimate ALAE And Indicated ALAE Reserves
                             (amounts in thousands)

   (1)            (2)            (3)            (4)            (5)            (6)
                Selected         Paid         Selected
                Ultimate         ALAE         Ultimate         ALAE           ALAE
   Year          Losses         @ 9/94          ALAE          Ratio         Reserve
- ---------      ---------      ---------      ---------      ---------      ---------
   1980              9              1              1         0.1247              0
   1981            386             41             43         0.1109              2
   1982            828            202            212         0.2565             10
   1983          1,976            422            504         0.2549             82
   1984          2,425            523            671         0.2768            148
   1985          3,329          1,202          1,417         0.4258            215
   1986          4,520          1,767          2,086         0.4615            319
   1987          7,037          2,651          3,870         0.5499          1,218
   1988          8,724          1,382          3,174         0.3638          1,792
   1989          2,837            743          1,211         0.4270            468
   1990          9,771          1,469          2,636         0.2698          1,167
   1991         11,802          1,496          3,843         0.3256          2,347
   1992          9,877            733          2,293         0.2322          1,560
   1993          5,280            370          1,627         0.3082          1,257
   1994          4,488             69          1,002         0.2233            933

  Total         73,289         13,074         24,592                        11,518




  Notes: (5)=(4)/(2)
         (6)=(4)-(3)

                                                                    EXHIBIT A-30
                                                                    Sheet 4


                         GREAT AMERICAN INSURANCE GROUP
             Analysis of Loss and Loss Adjustment Expense Reserves
                            as of September 30, 1994
                               Net of Reinsurance
                               Agricultural E & S
                               All Lines Combined

               Summary of Ultimate S&S And Indicated S&S Reserves
                             (amounts in thousands)

   (1)            (2)            (3)            (4)            (5)            (6)
                Selected     Salvage and      Selected
                Ultimate     Subrogation      Ultimate        S & S          S & S
   Year          Losses         @ 9/94         S & S          Ratio         Reserve
- ---------      ---------      ---------      ---------      ---------      ---------
   1980              9              0              0         0.0001              0
   1981            386             20             20         0.0519              0
   1982            828              0              0         0.0001              0
   1983          1,976              1              1         0.0005              0
   1984          2,425              8              8         0.0034              0
   1985          3,329             85             85         0.0256              0
   1986          4,520              2              3         0.0007              2
   1987          7,037             21             27         0.0038              6
   1988          8,724          1,013          1,030         0.1180             17
   1989          2,837             94            103         0.0363              9
   1990          9,771            408            454         0.0464             46
   1991         11,802            640            715         0.0606             76
   1992          9,877              5            124         0.0125            118
   1993          5,280              0             92         0.0175             92
   1994          4,488              4            132         0.0295            128

  Total         73,289          2,301          2,795                           494




  Notes: (5)=(4)/(2)
         (6)=(4)-(3)

                                                                Exhibit A-31
                                                                Sheet 1



                         GREAT AMERICAN INSURANCE GROUP
             Analysis of Loss and Loss Adjustment Expense Reserves
                            as of September 30, 1994
                               Net of Reinsurance
                               Agricultural E & S
                       Underground Storage Tanks - Total

             Summary of Ultimate Losses And Indicated Loss Reserves
                         Gross of Salvage & Subrogation
                             (amounts in thousands)

   (1)            (2)            (3)            (4)            (5)            (6)
                               Incurred         Paid         Ultimate       Selected
                 Earned         Losses         Losses         Claim         Ultimate
   Year         Premium         @ 9/94         @ 9/94         Counts         Losses
- ---------      ---------      ---------      ---------      ---------      ---------
   1980              0              0              0              0              0
   1981              0              0              0              0              0
   1982              0              0              0              0              0
   1983              0              0              0              0              0
   1984              0              0              0              0              0
   1985              0              0              0              0              0
   1986              0              0              0              0              0
   1987              0              0              0              0              0
   1988              0              0              0              0              0
   1989              0              0              0              0              0
   1990          4,181          2,998          1,905             83          3,148
   1991          7,755          3,657          2,432            141          3,960
   1992          7,263          2,560          1,057            151          3,033
   1993          7,229            776             85             96          1,896
   1994          5,490            350             19             71          2,010

  Total         31,918         10,341          5,498            542         14,048

   (1)            (7)             (8)           (9)            (10)
               Indicated       Indicated                      Total
                Ultimate       Ultimate      Indicated         Loss
   Year         Severity      Loss Ratio        IBNR         Reserve
- ---------      ---------       ---------     ---------      ---------
   1980              0          0.000              0              0
   1981              0          0.000              0              0
   1982              0          0.000              0              0
   1983              0          0.000              0              0
   1984              0          0.000              0              0
   1985              0          0.000              0              0
   1986              0          0.000              0              0
   1987              0          0.000              0              0
   1988              0          0.000              0              0
   1989              0          0.000              0              0
   1990         37,933          0.753            150          1,243
   1991         28,086          0.511            303          1,528
   1992         20,086          0.418            473          1,976
   1993         19,710          0.262          1,120          1,811
   1994         28,372          0.366          1,660          1,991

  Total                                        3,707          8,550

  Notes: (7)=[(6)x1000]/(5)             (9)=(6)-(3)
         (8)=(6)/(2)                   (10)=(6)-(4)

                                                                    EXHIBIT A-31
                                                                    Sheet 2


                         GREAT AMERICAN INSURANCE GROUP
             Analysis of Loss and Loss Adjustment Expense Reserves
                            as of September 30, 1994
                               Net of Reinsurance
                               Agricultural E & S
                       Underground Storage Tanks - Total

                   Summary of Indicated Loss & ALAE Reserves
                         Gross of Salvage & Subrogation
                             (amounts in thousands)

   (1)            (2)            (3)            (4)            (5)            (6)
                               Incurred         Paid         Ultimate       Selected
                 Earned      Loss & ALAE    Loss & ALAE       Claim         Ultimate
   Year         Premium         @ 9/94         @ 9/94         Counts      Loss & ALAE
- ---------      ---------      ---------      ---------      ---------      ---------
   1980              0              0              0              0              0
   1981              0              0              0              0              0
   1982              0              0              0              0              0
   1983              0              0              0              0              0
   1984              0              0              0              0              0
   1985              0              0              0              0              0
   1986              0              0              0              0              0
   1987              0              0              0              0              0
   1988              0              0              0              0              0
   1989              0              0              0              0              0
   1990          4,181          3,373          2,280             83          3,769
   1991          7,755          4,115          2,890            141          4,857
   1992          7,263          2,981          1,479            151          3,947
   1993          7,229            956            264             96          2,496
   1994          5,490            405             74             71          2,604

  Total         31,918         11,831          6,988            542         17,672

   (1)            (7)            (8)            (9)            (10)
                              Indicated
               Indicated       Ultimate                       Total
                Ultimate     Loss & ALAE     Indicated     Loss & ALAE
   Year         Severity        Ratio           IBNR         Reserve
- ---------      ---------      ---------      ---------      ---------
   1980              0          0.000              0              0
   1981              0          0.000              0              0
   1982              0          0.000              0              0
   1983              0          0.000              0              0
   1984              0          0.000              0              0
   1985              0          0.000              0              0
   1986              0          0.000              0              0
   1987              0          0.000              0              0
   1988              0          0.000              0              0
   1989              0          0.000              0              0
   1990         45,405          0.901            395          1,488
   1991         34,448          0.626            742          1,967
   1992         26,136          0.543            965          2,468
   1993         25,946          0.345          1,540          2,232
   1994         36,758          0.474          2,199          2,530

  Total                                        5,842         10,684

   Notes: (7)=[(6)x1000]/(5)             (9)=(6)-(3)
         (8)=(6)/(2)                   (10)=(6)-(4)

                                                                   EXHIBIT A-31
                                                                   Sheet 3



                         GREAT AMERICAN INSURANCE GROUP
             Analysis of Loss and Loss Adjustment Expense Reserves
                            as of September 30, 1994
                               Net of Reinsurance
                               Agricultural E & S
                       Underground Storage Tanks - Total

              Summary of Ultimate ALAE And Indicated ALAE Reserves
                             (amounts in thousands)

   (1)            (2)            (3)            (4)            (5)            (6)
                Selected         Paid         Selected
                Ultimate         ALAE         Ultimate         ALAE           ALAE
   Year          Losses         @ 9/94          ALAE          Ratio         Reserve
- ---------      ---------      ---------      ---------      ---------      ---------
   1980              0              0              0         0.0000              0
   1981              0              0              0         0.0000              0
   1982              0              0              0         0.0000              0
   1983              0              0              0         0.0000              0
   1984              0              0              0         0.0000              0
   1985              0              0              0         0.0000              0
   1986              0              0              0         0.0000              0
   1987              0              0              0         0.0000              0
   1988              0              0              0         0.0000              0
   1989              0              0              0         0.0000              0
   1990          3,148            375            620         0.1970            245
   1991          3,960            458            897         0.2265            439
   1992          3,033            422            914         0.3012            492
   1993          1,896            180            600         0.3164            420
   1994          2,010             55            594         0.2956            539

  Total         14,048          1,490          3,625                         2,135




  Notes: (5)=(4)/(2)
         (6)=(4)-(3)

                                                                   EXHIBIT A-32
                                                                   Sheet 1


                         GREAT AMERICAN INSURANCE GROUP
             Analysis of Loss and Loss Adjustment Expense Reserves
                            as of September 30, 1994
                               Net of Reinsurance
                               Agricultural E & S
                                    Umbrella

                   Summary of Indicated Loss & ALAE Reserves
                         Gross of Salvage & Subrogation
                             (amounts in thousands)

   (1)            (2)            (3)            (4)            (5)            (6)
                               Incurred         Paid         Ultimate       Selected
                 Earned      Loss & ALAE    Loss & ALAE       Claim         Ultimate
   Year         Premium         @ 9/94         @ 9/94         Counts      Loss & ALAE
- ---------      ---------      ---------      ---------      ---------      ---------
   1980              0              0              0              4              2
   1981              0             10             10             15             17
   1982              0             75             75             32             97
   1983              0            469            469            122            613
   1984              0            610            610            180            880
   1985              0            924            592            244          1,352
   1986         12,221            581            580            798          1,813
   1987         17,863          3,983          3,883            561          6,178
   1988          8,119          5,904          5,903            351          8,584
   1989          4,655            625            418            321          2,059
   1990          4,688            942            942            498          3,739
   1991          3,394          3,473          3,425            367          7,216
   1992          2,318            187            187            298          2,731
   1993          1,321              4              4            124          1,509
   1994            649              0              0             15            583

  Total         55,228         17,788         17,100          3,932         37,374

   (1)            (7)            (8)            (9)            (10)
                              Indicated
               Indicated       Ultimate                       Total
                Ultimate     Loss & ALAE     Indicated     Loss & ALAE
   Year         Severity        Ratio           IBNR         Reserve
- ---------      ---------      ---------      ---------      ---------
   1980            518          0.000              2              2
   1981          1,103          0.000              6              6
   1982          3,038          0.000             22             22
   1983          5,043          0.000            144            144
   1984          4,884          0.000            270            270
   1985          5,535          0.000            428            760
   1986          2,271          0.148          1,233          1,233
   1987         11,015          0.346          2,195          2,295
   1988         24,485          1.057          2,681          2,681
   1989          6,406          0.442          1,434          1,641
   1990          7,505          0.798          2,798          2,798
   1991         19,636          2.126          3,742          3,790
   1992          9,159          1.178          2,544          2,544
   1993         12,128          1.142          1,505          1,505
   1994         38,476          0.899            583            583

  Total                                       19,585         20,274

  Notes: (7)=[(6)x1000]/(5)             (9)=(6)-(3)
         (8)=(6)/(2)                   (10)=(6)-(4)

                                                                   EXHIBIT A-32
                                                                   Sheet 2


                         GREAT AMERICAN INSURANCE GROUP
             Analysis of Loss and Loss Adjustment Expense Reserves
                            as of September 30, 1994
                               Net of Reinsurance
                               Agricultural E & S
                                    Umbrella

             Summary of Ultimate Losses And Indicated Loss Reserves
                         Gross of Salvage & Subrogation
                             (amounts in thousands)

   (1)            (2)            (3)            (4)            (5)            (6)
                               Incurred         Paid         Ultimate       Selected
                 Earned         Losses         Losses         Claim         Ultimate
   Year         Premium         @ 9/94         @ 9/94         Counts         Losses
- ---------      ---------      ---------      ---------      ---------      ---------
   1980              0              0              0              4              2
   1981              0             10             10             15             15
   1982              0             51             51             32             65
   1983              0            394            394            122            461
   1984              0            574            574            180            701
   1985              0            617            284            244            838
   1986         12,221            198            198            798          1,114
   1987         17,863          3,153          3,053            561          4,133
   1988          8,119          5,520          5,520            351          6,423
   1989          4,655            549            342            321          1,544
   1990          4,688            866            865            498          2,850
   1991          3,394          3,300          3,252            367          5,350
   1992          2,318            181            181            298          1,854
   1993          1,321              0              0            124          1,057
   1994            649              0              0             15            519

  Total         55,228         15,414         14,726          3,932         26,924

   (1)            (7)             (8)           (9)            (10)
               Indicated       Indicated                      Total
                Ultimate       Ultimate      Indicated         Loss
   Year         Severity      Loss Ratio        IBNR         Reserve
- ---------      ---------       ---------     ---------      ---------
   1980            475          0.000              2              2
   1981            992          0.000              5              5
   1982          2,020          0.000             14             14
   1983          3,788          0.000             67             67
   1984          3,890          0.000            127            127
   1985          3,429          0.000            221            553
   1986          1,395          0.091            916            916
   1987          7,369          0.231            980          1,080
   1988         18,320          0.791            902            903
   1989          4,805          0.332            995          1,202
   1990          5,720          0.608          1,984          1,984
   1991         14,559          1.576          2,050          2,098
   1992          6,218          0.800          1,673          1,673
   1993          8,495          0.800          1,057          1,057
   1994         34,242          0.800            519            519

  Total                                       11,510         12,199

  Notes: (7)=[(6)x1000]/(5)             (9)=(6)-(3)
         (8)=(6)/(2)                   (10)=(6)-(4)

                                                                   EXHIBIT A-31
                                                                   Sheet 3


                         GREAT AMERICAN INSURANCE GROUP
             Analysis of Loss and Loss Adjustment Expense Reserves
                            as of September 30, 1994
                               Net of Reinsurance
                               Agricultural E & S
                                    Umbrella

              Summary of Ultimate ALAE And Indicated ALAE Reserves
                             (amounts in thousands)

   (1)            (2)            (3)            (4)            (5)            (6)
                Selected         Paid         Selected
                Ultimate         ALAE         Ultimate         ALAE           ALAE
   Year          Losses         @ 9/94          ALAE          Ratio         Reserve
- ---------      ---------      ---------      ---------      ---------      ---------
   1980              2              0              0         0.0903              0
   1981             15              0              2         0.1118              1
   1982             65             24             33         0.5036              8
   1983            461             75            153         0.3313             77
   1984            701             36            179         0.2557            143
   1985            838            307            514         0.6140            207
   1986          1,114            383            699         0.6281            317
   1987          4,133            830          2,045         0.4947          1,215
   1988          6,423            383          2,162         0.3365          1,778
   1989          1,544             76            515         0.3334            439
   1990          2,850             76            889         0.3121            813
   1991          5,350            173          1,866         0.3487          1,693
   1992          1,854              6            877         0.4729            871
   1993          1,057              4            452         0.4277            448
   1994            519              0             64         0.1237             64

  Total         26,924          2,374         10,449                         8,075




  Notes: (5)=(4)/(2)
         (6)=(4)-(3)

                                                                   EXHIBIT A-33
                                                                   Sheet 1


                         GREAT AMERICAN INSURANCE GROUP
             Analysis of Loss and Loss Adjustment Expense Reserves
                            as of September 30, 1994
                               Net of Reinsurance
                               Agricultural E & S
                                Primary Casualty

                   Summary of Indicated Loss & ALAE Reserves
                         Gross of Salvage & Subrogation
                             (amounts in thousands)

   (1)            (2)            (3)            (4)            (5)            (6)
                               Incurred         Paid         Ultimate       Selected
                 Earned      Loss & ALAE    Loss & ALAE       Claim         Ultimate
   Year         Premium         @ 9/94         @ 9/94         Counts      Loss & ALAE
- ---------      ---------      ---------      ---------      ---------      ---------
   1980              0              0              0              0              0
   1981              0             80             80             64             80
   1982              0            440            440            263            440
   1983              0          1,003          1,003            313          1,003
   1984              0          1,652          1,638            578          1,645
   1985              0          2,324          2,299            559          2,311
   1986          7,766          4,321          4,321            347          4,321
   1987         10,642          4,459          4,369            273          4,419
   1988          8,885          2,924          2,921            194          2,945
   1989          6,752          1,669          1,669            151          1,723
   1990          6,495          3,836          3,626            157          3,996
   1991          5,570          2,756          2,219            143          2,935
   1992          3,997          1,068            548            107          1,329
   1993          2,978          1,310            343            120          1,782
   1994          1,726            280             13             62            999

  Total         54,811         28,122         25,490          3,332         29,929

   (1)            (7)            (8)            (9)            (10)
                              Indicated
               Indicated       Ultimate                       Total
                Ultimate     Loss & ALAE     Indicated     Loss & ALAE
   Year         Severity        Ratio           IBNR         Reserve
- ---------      ---------      ---------      ---------      ---------
   1980              0          0.000              0              0
   1981          1,254          0.000              0              0
   1982          1,673          0.000              0              0
   1983          3,203          0.000              0              0
   1984          2,846          0.000             -7              7
   1985          4,135          0.000            -12             12
   1986         12,453          0.556              0              0
   1987         16,188          0.415            -40             50
   1988         15,181          0.331             21             24
   1989         11,408          0.255             54             54
   1990         25,428          0.615            160            371
   1991         20,462          0.527            179            716
   1992         12,441          0.333            262            782
   1993         14,832          0.598            472          1,439
   1994         16,087          0.579            719            986

  Total                                        1,807          4,439

  Notes: (7)=[(6)x1000]/(5)             (9)=(6)-(3)
         (8)=(6)/(2)                   (10)=(6)-(4)

                                                                   EXHIBIT A-33
                                                                   Sheet 2


                         GREAT AMERICAN INSURANCE GROUP
             Analysis of Loss and Loss Adjustment Expense Reserves
                            as of September 30, 1994
                               Net of Reinsurance
                               Agricultural E & S
                                Primary Casualty

             Summary of Ultimate Losses And Indicated Loss Reserves
                         Gross of Salvage & Subrogation
                             (amounts in thousands)

   (1)            (2)            (3)            (4)            (5)            (6)
                               Incurred         Paid         Ultimate       Selected
                 Earned         Losses         Losses         Claim         Ultimate
   Year         Premium         @ 9/94         @ 9/94         Counts         Losses
- ---------      ---------      ---------      ---------      ---------      ---------
   1980              0              0              0              0              0
   1981              0             61             61             64             61
   1982              0            313            313            263            313
   1983              0            761            761            313            761
   1984              0          1,215          1,202            578          1,208
   1985              0          1,546          1,521            559          1,533
   1986          7,766          2,960          2,960            347          2,960
   1987         10,642          2,651          2,561            273          2,608
   1988          8,885          1,933          1,930            194          1,940
   1989          6,752          1,028          1,028            151          1,058
   1990          6,495          2,888          2,678            157          2,943
   1991          5,570          1,936          1,399            143          1,931
   1992          3,997            846            326            107            929
   1993          2,978          1,152            185            120          1,251
   1994          1,726            275              8             62            689

  Total         54,811         19,567         16,935          3,332         20,187

   (1)            (7)             (8)           (9)            (10)
               Indicated       Indicated                      Total
                Ultimate       Ultimate      Indicated         Loss
   Year         Severity      Loss Ratio        IBNR         Reserve
- ---------      ---------       ---------     ---------      ---------
   1980              0          0.000              0              0
   1981            955          0.000              0              0
   1982          1,191          0.000              0              0
   1983          2,432          0.000              0              0
   1984          2,091          0.000             -7              7
   1985          2,743          0.000            -12             12
   1986          8,530          0.381              0              0
   1987          9,553          0.245            -43             47
   1988         10,002          0.218              7             10
   1989          7,010          0.157             30             30
   1990         18,727          0.453             55            265
   1991         13,464          0.347             -5            532
   1992          8,690          0.232             82            602
   1993         10,413          0.420             99          1,066
   1994         11,094          0.399            414            681

  Total                                          620          3,252

  Notes: (7)=[(6)x1000]/(5)             (9)=(6)-(3)
         (8)=(6)/(2)                   (10)=(6)-(4)

                                                                   EXHIBIT A-33
                                                                   Sheet 3


                         GREAT AMERICAN INSURANCE GROUP
             Analysis of Loss and Loss Adjustment Expense Reserves
                            as of September 30, 1994
                               Net of Reinsurance
                               Agricultural E & S
                                Primary Casualty

              Summary of Ultimate ALAE And Indicated ALAE Reserves
                             (amounts in thousands)

   (1)            (2)            (3)            (4)            (5)            (6)
                Selected         Paid         Selected
                Ultimate         ALAE         Ultimate         ALAE           ALAE
   Year          Losses         @ 9/94          ALAE          Ratio         Reserve
- ---------      ---------      ---------      ---------      ---------      ---------
   1980              0              0              0         0.0000              0
   1981             61             19             19         0.3126              0
   1982            313            127            127         0.4041              0
   1983            761            241            241         0.3171              0
   1984          1,208            437            437         0.3616              0
   1985          1,533            778            778         0.5072              0
   1986          2,960          1,361          1,361         0.4598              0
   1987          2,608          1,809          1,811         0.6945              3
   1988          1,940            991          1,005         0.5177             14
   1989          1,058            641            664         0.6275             23
   1990          2,943            947          1,053         0.3578            106
   1991          1,931            820          1,004         0.5197            184
   1992            929            222            401         0.4317            179
   1993          1,251            158            531         0.4245            373
   1994            689              5            310         0.4500            305

  Total         20,187          8,555          9,742                         1,187




  Notes: (5)=(4)/(2)
         (6)=(4)-(3)

                                                                   EXHIBIT A-34
                                                                   Sheet 1


                         GREAT AMERICAN INSURANCE GROUP
             Analysis of Loss and Loss Adjustment Expense Reserves
                            as of September 30, 1994
                               Net of Reinsurance
                           Great American Reinsurance
                                    Casualty
                (Last Diag 9/94, Otherwise Historical December)

             Summary of Ultimate Losses And Indicated Loss Reserves
                         Gross of Salvage & Subrogation
                             (amounts in thousands)

   (1)            (2)            (3)            (4)            (5)            (6)
                               Incurred         Paid         Ultimate       Selected
                 Earned         Losses         Losses         Claim         Ultimate
   Year         Premium         @ 9/94         @ 9/94         Counts         Losses
- ---------      ---------      ---------      ---------      ---------      ---------
   1980              0          1,416          1,106              0          1,860
   1981              0          5,253          4,275              0          7,077
   1982          3,829         13,807          9,357              0         18,935
   1983          4,714         15,408         10,348              0         21,807
   1984          6,192         21,015         16,251              0         30,605
   1985          4,329          9,323          8,355              0         13,944
   1986          1,497          1,679          1,293              0          2,574
   1987            332              6              4              0              9
   1988            362              2              2              0              3
   1989            -24              0              0              0              0
   1990             63             20             20              0             43
   1991              6              0              0              0              0
   1992             -3              2              2              0              7
   1993              0              0              0              0              0
   1994              0              0              0              0              0
   1995              0              0              0              0              0
  Total         21,297         67,932         51,012              0         96,864

   (1)            (7)             (8)           (9)            (10)
               Indicated       Indicated                      Total
                Ultimate       Ultimate      Indicated         Loss
   Year         Severity      Loss Ratio        IBNR         Reserve
- ---------      ---------       ---------     ---------      ---------
   1980              0          0.000            443            754
   1981              0          0.000          1,824          2,803
   1982              0          4.945          5,128          9,578
   1983              0          4.626          6,399         11,459
   1984              0          4.943          9,590         14,354
   1985              0          3.221          4,621          5,589
   1986              0          1.719            895          1,281
   1987              0          0.027              3              5
   1988              0          0.009              1              1
   1989              0          0.000              0              0
   1990              0          0.682             23             23
   1991              0          0.000              0              0
   1992              0         -2.360              5              5
   1993              0          0.000              0              0
   1994              0          0.000              0              0
   1995              0          0.000              0              0
  Total                                       28,931         45,852

  Notes: (7)=[(6)x1000]/(5)             (9)=(6)-(3)
         (8)=(6)/(2)                   (10)=(6)-(4)

                                                                   EXHIBIT A-34
                                                                   Sheet 2


                         GREAT AMERICAN INSURANCE GROUP
             Analysis of Loss and Loss Adjustment Expense Reserves
                            as of September 30, 1994
                               Net of Reinsurance
                           Great American Reinsurance
                                    Property
                (Last Diag 9/94, Otherwise Historical December)

             Summary of Ultimate Losses And Indicated Loss Reserves
                         Gross of Salvage & Subrogation
                             (amounts in thousands)

   (1)            (2)            (3)            (4)            (5)            (6)
                               Incurred         Paid         Ultimate       Selected
                 Earned         Losses         Losses         Claim         Ultimate
   Year         Premium         @ 9/94         @ 9/94         Counts         Losses
- ---------      ---------      ---------      ---------      ---------      ---------
   1980              0            995            994              0            995
   1981              0          1,554          1,489              0          1,554
   1982          3,829          3,587          3,420              0          3,587
   1983          4,714          9,880          9,791              0          9,880
   1984          6,192          9,513          9,355              0          9,513
   1985          4,329          4,077          3,832              0          4,077
   1986          1,497             20             20              0             20
   1987            332              0              0              0              0
   1988            362              0              0              0              0
   1989            -24              0              0              0              0
   1990             63              0              0              0              0
   1991              6              0              0              0              0
   1992             -3              0              0              0              0
   1993              0              0              0              0              0
   1994              0              0              0              0              0
   1995              0              0              0              0              0
  Total         21,297         29,626         28,901              0         29,626

   (1)            (7)             (8)           (9)            (10)
               Indicated       Indicated                      Total
                Ultimate       Ultimate      Indicated         Loss
   Year         Severity      Loss Ratio        IBNR         Reserve
- ---------      ---------       ---------     ---------      ---------
   1980              0          0.000              0              1
   1981              0          0.000              0             65
   1982              0          0.937              0            167
   1983              0          2.096              0             89
   1984              0          1.536              0            158
   1985              0          0.942              0            245
   1986              0          0.013              0              0
   1987              0          0.000              0              0
   1988              0          0.000              0              0
   1989              0          0.000              0              0
   1990              0          0.000              0              0
   1991              0          0.000              0              0
   1992              0          0.000              0              0
   1993              0          0.000              0              0
   1994              0          0.000              0              0
   1995              0          0.000              0              0
  Total                                            0            725

  Notes: (7)=[(6)x1000]/(5)             (9)=(6)-(3)
         (8)=(6)/(2)                   (10)=(6)-(4)

                                                                   EXHIBIT A-35


                         GREAT AMERICAN INSURANCE GROUP
             Analysis of Loss and Loss Adjustment Expense Reserves
                            as of September 30, 1994
                               Net of Reinsurance
                          Legal Professional Liability

             Summary of Ultimate Losses And Indicated Loss Reserves
                         Gross of Salvage & Subrogation
                             (amounts in thousands)

   (1)            (2)            (3)            (4)            (5)            (6)
                               Incurred         Paid         Ultimate       Selected
                 Earned         Losses         Losses         Claim         Ultimate
   Year         Premium      Est. @ 9/94       @ 6/94         Counts         Losses
- ---------      ---------      ---------      ---------      ---------      ---------
   1980            357            117              0              6            151
   1981          2,581          1,167            378             77          1,951
   1982          8,567          4,846            697            378         10,175
   1983          4,830          2,672            123          2,504          6,997

  Total         16,335          8,802          1,198          2,965         19,274

   (1)            (7)             (8)           (9)            (10)
               Indicated       Indicated                      Total
                Ultimate       Ultimate      Indicated         Loss
   Year         Severity      Loss Ratio        IBNR         Reserve
- ---------      ---------       ---------     ---------      ---------
   1980         26,823          0.423             33            151
   1981         25,230          0.756            785          1,573
   1982         26,953          1.188          5,329          9,478
   1983          2,794          1.449          4,325          6,874

  Total                                       10,472         18,076

  Notes: (7)=[(6)x1000]/(5)             (9)=(6)-(3)
         (8)=(6)/(2)                   (10)=(6)-(4)

                                                                   EXHIBIT A-36
                                                                   Sheet 1


                         GREAT AMERICAN INSURANCE GROUP
             Analysis of Loss and Loss Adjustment Expense Reserves
                            as of September 30, 1994
                               Net of Reinsurance
                               Asbestos Abatement

                   Summary of Indicated Loss & ALAE Reserves
                         Net of Salvage and Subrogation
                             (amounts in thousands)

   (1)            (2)            (3)            (4)            (5)            (6)
                               Incurred         Paid         Ultimate       Selected
                 Earned      Loss & ALAE    Loss & ALAE       Claim         Ultimate
   Year         Premium         @ 9/94         @ 9/94         Counts      Loss & ALAE
- ---------      ---------      ---------      ---------      ---------      ---------
   1980              0              0              0              0              0
   1981              0              0              0              0              0
   1982              0              0              0              0              0
   1983              0              0              0              0              0
   1984              0              0              0              0              0
   1985              0              0              0              0              0
   1986              0              0              0              0              0
   1987              0              0              0              0              0
   1988              0              0              0              0              0
   1989            457              6              6              1              0
   1990          7,076            738            504             40          1,689
   1991         11,846            980            742             53          2,843
   1992         13,011          1,631            243             58          6,242
   1993          9,840            422            305             32          4,723
   1994          5,315             93              4             33          3,402

  Total         47,545          3,871          1,804            217         18,900

   (1)            (7)            (8)            (9)            (10)
                              Indicated
               Indicated       Ultimate                       Total
                Ultimate     Loss & ALAE     Indicated     Loss & ALAE
   Year         Severity        Ratio           IBNR         Reserve
- ---------      ---------      ---------      ---------      ---------
   1980           -500          0.000              0              0
   1981           -500          0.000              0              0
   1982           -500          0.000              0              0
   1983           -500          0.000              0              0
   1984           -500          0.000              0              0
   1985           -520          0.000              0              0
   1986           -539          0.000              0              0
   1987           -566          0.000              0              0
   1988           -606          0.000              0              0
   1989             -1          0.000             -6             -6
   1990         42,218          0.239            951          1,186
   1991         53,271          0.240          1,863          2,102
   1992        108,041          0.480          4,611          5,999
   1993        146,814          0.480          4,301          4,418
   1994        104,178          0.640          3,309          3,397

  Total                                       15,029         17,096

  Notes: (7)=[(6)x1000]/(5)             (9)=(6)-(3)
         (8)=(6)/(2)                   (10)=(6)-(4)

                                                                   EXHIBIT A-36
                                                                   Sheet 2


                         GREAT AMERICAN INSURANCE GROUP
             Analysis of Loss and Loss Adjustment Expense Reserves
                            as of September 30, 1994
                               Net of Reinsurance
                               Asbestos Abatement

             Summary of Ultimate Losses And Indicated Loss Reserves
                         Gross of Salvage & Subrogation
                             (amounts in thousands)

   (1)            (2)            (3)            (4)            (5)            (6)
                               Incurred         Paid         Ultimate       Selected
                 Earned         Losses         Losses         Claim         Ultimate
   Year         Premium         @ 9/94         @ 9/94         Counts         Losses
- ---------      ---------      ---------      ---------      ---------      ---------
   1980              0              0              0              0              0
   1981              0              0              0              0              0
   1982              0              0              0              0              0
   1983              0              0              0              0              0
   1984              0              0              0              0              0
   1985              0              0              0              0              0
   1986              0              0              0              0              0
   1987              0              0              0              0              0
   1988              0              0              0              0              0
   1989            457              0              0              1              0
   1990          7,076            590            356             40          1,061
   1991         11,846            694            456             53          1,777
   1992         13,011          1,552            164             58          3,903
   1993          9,840            331            214             32          2,952
   1994          5,315             91              2             33          2,126

  Total         47,545          3,258          1,191            217         11,819

   (1)            (7)             (8)           (9)            (10)
               Indicated       Indicated                      Total
                Ultimate       Ultimate      Indicated         Loss
   Year         Severity      Loss Ratio        IBNR         Reserve
- ---------      ---------       ---------     ---------      ---------
   1980              0          0.000              0              0
   1981              0          0.000              0              0
   1982              0          0.000              0              0
   1983              0          0.000              0              0
   1984              0          0.000              0              0
   1985              0          0.000              0              0
   1986              0          0.000              0              0
   1987              0          0.000              0              0
   1988              0          0.000              0              0
   1989              0          0.000              0              0
   1990         26,515          0.150            471            705
   1991         33,295          0.150          1,083          1,321
   1992         67,552          0.300          2,351          3,739
   1993         91,759          0.300          2,621          2,738
   1994         65,113          0.400          2,036          2,125

  Total                                        8,561         10,628

  Notes: (7)=[(6)x1000]/(5)             (9)=(6)-(3)
         (8)=(6)/(2)                   (10)=(6)-(4)

                                                                   EXHIBIT A-36
                                                                   Sheet 3


                         GREAT AMERICAN INSURANCE GROUP
             Analysis of Loss and Loss Adjustment Expense Reserves
                            as of September 30, 1994
                               Net of Reinsurance
                               Asbestos Abatement

              Summary of Ultimate ALAE And Indicated ALAE Reserves
                             (amounts in thousands)

   (1)            (2)            (3)            (4)            (5)            (6)
                Selected         Paid         Selected
                Ultimate         ALAE         Ultimate         ALAE           ALAE
   Year          Losses         @ 9/94          ALAE          Ratio         Reserve
- ---------      ---------      ---------      ---------      ---------      ---------
   1980              0              0              0         0.0000              0
   1981              0              0              0         0.0000              0
   1982              0              0              0         0.0000              0
   1983              0              0              0         0.0000              0
   1984              0              0              0         0.0000              0
   1985              0              0              0         0.0000              0
   1986              0              0              0         0.0000              0
   1987              0              0              0         0.0000              0
   1988              0              0              0         0.0000              0
   1989              0              6              0         0.0000             -6
   1990          1,061            153            637         0.6000            484
   1991          1,777            286          1,066         0.6000            780
   1992          3,903             80          2,342         0.6000          2,262
   1993          2,952             91          1,771         0.6000          1,680
   1994          2,126              3          1,276         0.6000          1,273

  Total         11,819            619          7,092                         6,473




  Notes: (5)=(4)/(2)
         (6)=(4)-(3)

                                                                   EXHIBIT A-36
                                                                   Sheet 4


                         GREAT AMERICAN INSURANCE GROUP
             Analysis of Loss and Loss Adjustment Expense Reserves
                            as of September 30, 1994
                               Net of Reinsurance
                               Asbestos Abatement

               Summary of Ultimate S&S And Indicated S&S Reserves
                             (amounts in thousands)

   (1)            (2)            (3)            (4)            (5)            (6)
                Selected     Salvage and      Selected
                Ultimate     Subrogation      Ultimate        S & S          S & S
   Year          Losses         @ 9/94         S & S          Ratio         Reserve
- ---------      ---------      ---------      ---------      ---------      ---------
   1980              0              0              0         0.0000              0
   1981              0              0              0         0.0000              0
   1982              0              0              0         0.0000              0
   1983              0              0              0         0.0000              0
   1984              0              0              0         0.0000              0
   1985              0              0              0         0.0000              0
   1986              0              0              0         0.0000              0
   1987              0              0              0         0.0000              0
   1988              0              0              0         0.0000              0
   1989              0              0              0         0.0000              0
   1990          1,061              5              8         0.0078              3
   1991          1,777              0              0         0.0000              0
   1992          3,903              1              2         0.0006              2
   1993          2,952              0              0         0.0000              0
   1994          2,126              0              0         0.0000              0

  Total         11,819              6             11                             5




  Notes: (5)=(4)/(2)
         (6)=(4)-(3)

                         INDEX OF DETAIL FOR EXHIBIT X


Sheet 1    Summary of Indicated Loss and ALAE reserves Net of SS
Sheet 2    Summary of Ult. Losses and Indicated Loss Reserves Gross of SS
Sheet 3    Summary of Ult. ALAE and Indicated ALAE Reserves
Sheet 4    Summary of Ult. SS and Indicated SS Reserves
Sheet 5    Summary of Ult. Losses By Method
Sheet 6    Summary of Ult. Severities by Method
Sheet 7    Summary of Ult. Loss Ratios by Method
Sheet 8    Cape Cod -- Paid Losses
Sheet 9    Application of Development Method -- Paid Losses
Sheet 10   Paid Loss Triangle
Sheet 11a  Paid Loss Triangle (Extended)
Sheet 11b  Paid Loss Triangle (Extended)
Sheet 12   Cape Cod -- Incurred Losses
Sheet 13   Application of Development Method -- Incurred Losses
Sheet 14   Incurred Loss Triangle
Sheet 15a  Incurred Loss Triangle (Extended)
Sheet 15b  Incurred Loss Triangle (Extended)
Sheet 16   Cape Cod -- Maturity Adjusted Paid Losses
Sheet 17   Application of Development Method -- Maturity Adjusted Paid Losses
Sheet 18   Maturity Adjusted Paid Loss Triangle
Sheet 19   Cape Cod -- Maturity Adjusted Paid Losses using CWIPs
Sheet 20   Application of Development Method -- Maturity Adjusted Paid Losses using CWIPs
Sheet 21   Maturity Adjusted Paid Loss using CWIPs Triangle
Sheet 22   Cape Cod -- Reserve Strength Adjusted Incurred Losses
Sheet 23   Application of Development Method -- Reserve Strength Adjusted Incurred Losses
Sheet 24   Reserve Strength Adjusted Incurred Loss Triangle
Sheet 25   Adj of Historical Outstanding Loss to Current Adequacy Level
Sheet 26   Adj of Historical Outstanding Loss to Current Adequacy Level
Sheet 27   Adj of Historical Outstanding Loss to Current Adequacy Level
Sheet 28   Cape Cod -- Reserve Strength Adjusted Incurred Losses using CWIPs
Sheet 29   Application of Development Method -- Reserve Strength Adjusted Incurred Losses using CWIPs
Sheet 30   Reserve Strength Adjusted Incurred Loss using CWIPs Triangle
Sheet 31   Adj of Historical Outstanding Loss to Current Adequacy Level (using CWIPs)
Sheet 32   Adj of Historical Outstanding Loss to Current Adequacy Level (using CWIPs)
Sheet 33   Adj of Historical Outstanding Loss to Current Adequacy Level (using CWIPs)
Sheet 34   Application of Development Method -- Reported Claim Counts
Sheet 35   Reported Counts Triangle


                        INDEX OF DETAIL FOR EXHIBIT X
                                 (CONTINUED)


Sheet 36   Calculation of Ultimate CWIPs
Sheet 37   CWIP Ratios: Ratio of In-Period CWIPs to In-Period Closed
Sheet 38   Disposal Rates: In-Period Closed Counts Divided by Ult. Open at Start of Period
Sheet 39   Cape Cod -- Paid ALAE
Sheet 40   Application of Development Method -- Paid ALAE
Sheet 41   Paid ALAE Triangle
Sheet 42a  Paid ALAE Triangle (Extended)
Sheet 42b  Paid ALAE Triangle (Extended)
Sheet 43   Cape Cod -- Salvage and Subrogation
Sheet 44   Application of Development Method -- Salvage and Subrogation
Sheet 45   Salvage and Subrogation Triangle
Sheet 46   Measurement of Cal. Yr. Trend in Paid Losses per Closed Claim
Sheet 47   Measurement of Cal. Yr. Trend in Paid Losses per Closed Claim
Sheet 48   Ratio of CWIPs to Ult. CWIPs
Sheet 50   Ratio of Closed to Ult. Counts
Sheet 51   Ratio of CWIP counts to Closed
Sheet 52   Avg. Outstanding Claim Amount


                                                                      EXHIBIT X
                                                                      Sheet 1



                         GREAT AMERICAN INSURANCE GROUP
             Analysis of Loss and Loss Adjustment Expense Reserves
                            as of September 30, 1994
                               Net of Reinsurance
                          Great American Pool - Direct
                                 CMP Liability

                   Summary of Indicated Loss & ALAE Reserves
                         Net of Salvage and Subrogation
                             (amounts in thousands)

   (1)            (2)            (3)            (4)            (5)            (6)
                               Incurred         Paid         Ultimate       Selected
                 Earned      Loss & ALAE    Loss & ALAE       Claim         Ultimate
   Year         Premium         @ 9/94         @ 9/94         Counts      Loss & ALAE
- ---------      ---------      ---------      ---------      ---------      ---------
   1985              0         69,076         67,886         10,604         71,159
   1986              0         55,002         53,864          7,366         57,255
   1987              0         51,828         50,302          6,591         55,387
   1988        107,084         54,737         52,305          7,384         60,256
   1989        100,883         54,208         49,157          6,935         63,386
   1990        105,649         57,619         48,372          7,563         73,455
   1991         97,563         46,953         37,184          7,173         66,731
   1992         85,311         34,252         19,486          7,359         59,332
   1993         79,942         23,470         10,441          8,069         56,953
   1994         66,976         11,312          2,982          7,664         47,710

  Total        643,408        458,456        391,978         76,709        611,624

   (1)            (7)            (8)            (9)            (10)
                              Indicated
               Indicated       Ultimate                       Total
                Ultimate     Loss & ALAE     Indicated     Loss & ALAE
   Year         Severity        Ratio           IBNR         Reserve
- ---------      ---------      ---------      ---------      ---------
   1985          6,711          0.000          2,083          3,273
   1986          7,773          0.000          2,253          3,391
   1987          8,404          0.000          3,559          5,085
   1988          8,160          0.563          5,519          7,951
   1989          9,140          0.628          9,178         14,229
   1990          9,713          0.695         15,836         25,083
   1991          9,303          0.684         19,778         29,547
   1992          8,062          0.695         25,081         39,847
   1993          7,058          0.712         33,483         46,512
   1994          6,226          0.712         36,399         44,729

  Total                                      153,168        219,646

  Notes: (7)=[(6)x1000]/(5)             (9)=(6)-(3)
         (8)=(6)/(2)                   (10)=(6)-(4)

                                                                       EXHIBIT X
                                                                       Sheet 2


                         GREAT AMERICAN INSURANCE GROUP
             Analysis of Loss and Loss Adjustment Expense Reserves
                            as of September 30, 1994
                               Net of Reinsurance
                          Great American Pool - Direct
                                 CMP Liability

             Summary of Ultimate Losses And Indicated Loss Reserves
                         Gross of Salvage & Subrogation
                             (amounts in thousands)

   (1)            (2)            (3)            (4)            (5)            (6)
                               Incurred         Paid         Ultimate       Selected
                 Earned         Losses         Losses         Claim         Ultimate
   Year         Premium         @ 9/94         @ 9/94         Counts         Losses
- ---------      ---------      ---------      ---------      ---------      ---------
   1985              0         55,705         54,515         10,604         56,541
   1986              0         43,007         41,869          7,366         43,652
   1987              0         40,267         38,741          6,591         41,321
   1988        107,084         43,983         41,551          7,384         45,549
   1989        100,883         44,170         39,119          6,935         47,280
   1990        105,649         48,055         38,808          7,563         54,071
   1991         97,563         37,997         28,228          7,173         46,028
   1992         85,311         29,486         14,720          7,359         41,157
   1993         79,942         21,502          8,473          8,069         39,637
   1994         66,976         10,852          2,522          7,664         33,488

  Total        643,408        375,024        308,546         76,709        448,724

   (1)            (7)             (8)           (9)            (10)
               Indicated       Indicated                      Total
                Ultimate       Ultimate      Indicated         Loss
   Year         Severity      Loss Ratio        IBNR         Reserve
- ---------      ---------       ---------     ---------      ---------
   1985          5,332          0.000            836          2,026
   1986          5,926          0.000            645          1,783
   1987          6,270          0.000          1,054          2,580
   1988          6,168          0.425          1,566          3,998
   1989          6,817          0.469          3,110          8,161
   1990          7,150          0.512          6,016         15,263
   1991          6,417          0.472          8,031         17,800
   1992          5,593          0.482         11,671         26,437
   1993          4,912          0.496         18,135         31,164
   1994          4,370          0.500         22,636         30,966

  Total                                       73,700        140,178

  Notes: (7)=[(6)x1000]/(5)             (9)=(6)-(3)
         (8)=(6)/(2)                   (10)=(6)-(4)

                                                                   EXHIBIT X
                                                                   Sheet 3


                         GREAT AMERICAN INSURANCE GROUP
             Analysis of Loss and Loss Adjustment Expense Reserves
                            as of September 30, 1994
                               Net of Reinsurance
                          Great American Pool - Direct
                                 CMP Liability

              Summary of Ultimate ALAE And Indicated ALAE Reserves
                             (amounts in thousands)

     (1)            (2)            (3)            (4)            (5)            (6)
                  Selected         Paid         Selected
                  Ultimate         ALAE         Ultimate         ALAE           ALAE
     Year          Losses         @ 9/94          ALAE          Ratio         Reserve
  ---------      ---------      ---------      ---------      ---------      ---------
     1985         56,541         15,169         16,468         0.2913          1,299
     1986         43,652         13,122         14,799         0.3390          1,677
     1987         41,321         11,953         14,552         0.3522          2,599
     1988         45,549         11,135         15,233         0.3344          4,098
     1989         47,280         10,879         17,160         0.3629          6,281
     1990         54,071         10,132         20,273         0.3749         10,140
     1991         46,028          9,138         21,230         0.4612         12,092
     1992         41,157          4,816         18,702         0.4544         13,886
     1993         39,637          2,025         17,922         0.4521         15,897
     1994         33,488            470         14,741         0.4402         14,272

    Total        448,724         88,838        171,079                        82,241




    Notes: (5)=(4)/(2)
           (6)=(4)-(3)

                                                                   EXHIBIT X
                                                                   Sheet 4


                         GREAT AMERICAN INSURANCE GROUP
             Analysis of Loss and Loss Adjustment Expense Reserves
                            as of September 30, 1994
                               Net of Reinsurance
                          Great American Pool - Direct
                                 CMP Liability

               Summary of Ultimate S&S And Indicated S&S Reserves
                             (amounts in thousands)

     (1)            (2)            (3)            (4)            (5)            (6)
                  Selected     Salvage and      Selected
                  Ultimate     Subrogation      Ultimate        S & S          S & S
     Year          Losses         @ 9/94         S & S          Ratio         Reserve
  ---------      ---------      ---------      ---------      ---------      ---------
     1985         56,541          1,798          1,849         0.0327             51
     1986         43,652          1,127          1,196         0.0274             69
     1987         41,321            392            486         0.0118             94
     1988         45,549            381            526         0.0115            145
     1989         47,280            841          1,054         0.0223            213
     1990         54,071            568            889         0.0164            321
     1991         46,028            182            527         0.0114            345
     1992         41,157             50            527         0.0128            477
     1993         39,637             57            606         0.0153            549
     1994         33,488             10            519         0.0155            509

    Total        448,724          5,406          8,179                         2,773




    Notes: (5)=(4)/(2)
           (6)=(4)-(3)

                                                                   EXHIBIT X
                                                                   Sheet 5


                         GREAT AMERICAN INSURANCE GROUP
             Analysis of Loss and Loss Adjustment Expense Reserves
                            as of September 30, 1994
                               Net of Reinsurance

                      Summary of Ultimate Losses By Method
                             (amounts in thousands)

                          Great American Pool - Direct
                                 CMP Liability


   (1)        (2)         (3)         (4)         (5)         (6)         (7)

                                                            Reserve
                                    Maturity                Strength    Reserve
                                    Adjusted    Maturity    Adjusted    Strength
                                      Paid      Adjusted    Incurred    Adjusted
            Incurred      Paid        Loss        Paid        Loss      Incurred
              Loss        Loss    Development     Loss    Development     Loss
  Year    Development Development using CWIPs Development using CWIPs Development
- --------   ---------   ---------  ----------- -----------  ---------   ---------
  1985      56,541      56,150      56,150      56,150      56,541      56,541
  1986      43,652      44,018      44,018      44,018      43,652      43,652
  1987      41,321      41,943      41,943      41,943      41,321      41,321
  1988      45,549      46,789      47,010      46,326      45,549      45,549
  1989      46,676      46,857      49,140      48,220      47,883      48,030
  1990      52,401      54,391      55,550      53,457      55,742      56,393
  1991      43,675      47,115      50,268      48,231      48,381      49,495
  1992      37,637      33,839      37,517      34,022      44,677      46,171
  1993      34,170      35,448      39,491      36,174      45,104      47,934
  1994      36,830      48,788      51,079      50,876      56,955      61,891

 Total     438,452     455,338     472,164     459,418     485,805     496,976



   (1)        (8)         (9)         (10)        (11)        (12)        (13)

                                                            Reserve
                                    Maturity                Strength    Reserve
                                    Adjusted    Maturity    Adjusted    Strength
                                      CWIP      Adjusted      CWIP      Adjusted
            Incurred      Paid        Paid        Paid      Incurred    Incurred
              Loss        Loss        Loss        Loss        Loss        Loss
  Year      Cape Cod    Cape Cod    Cape Cod    Cape Cod    Cape Cod    Cape Cod
- --------   ---------   ---------   ---------   ---------   ---------   ---------
  1985      56,533      56,184      56,202      56,186      56,553      56,557
  1986      43,607      43,908      43,934      43,911      43,625      43,628
  1987      41,250      41,785      41,833      41,791      41,285      41,291
  1988      45,526      46,784      47,091      46,381      45,596      45,609
  1989      46,509      46,665      48,697      47,785      47,752      47,921
  1990      51,978      53,183      54,429      52,614      55,096      55,711
  1991      43,790      47,422      50,082      48,212      48,543      49,624
  1992      38,746      40,958      44,296      41,251      45,919      47,359
  1993      38,407      47,087      50,386      47,650      49,166      51,484
  1994      53,252      67,463      70,976      68,190      68,309      71,232

 Total     459,598     491,440     507,925     493,971     501,843     510,416


     Trend Rate is :   7.0%

                                                                   EXHIBIT X
                                                                   Sheet 6


                         GREAT AMERICAN INSURANCE GROUP
             Analysis of Loss and Loss Adjustment Expense Reserves
                            as of September 30, 1994
                               Net of Reinsurance

                    Summary of Ultimate Severities By Method

                          Great American Pool - Direct
                                 CMP Liability


   (1)        (2)         (3)         (4)         (5)         (6)         (7)

                                                            Reserve
                                    Maturity                Strength    Reserve
                                    Adjusted    Maturity    Adjusted    Strength
                                      Paid      Adjusted    Incurred    Adjusted
            Incurred      Paid        Loss        Paid        Loss      Incurred
              Loss        Loss    Development     Loss    Development     Loss
  Year    Development Development using CWIPs Development using CWIPs Development
- --------   ---------   ---------  ----------- -----------  ---------   ---------
  1985       5,332       5,295       5,295       5,295       5,332       5,332
  1986       5,926       5,976       5,976       5,976       5,926       5,926
  1987       6,270       6,364       6,364       6,364       6,270       6,270
  1988       6,168       6,336       6,366       6,273       6,168       6,168
  1989       6,730       6,756       7,085       6,953       6,904       6,925
  1990       6,929       7,192       7,345       7,069       7,371       7,457
  1991       6,089       6,568       7,008       6,724       6,745       6,900
  1992       5,114       4,598       5,098       4,623       6,071       6,274
  1993       4,235       4,393       4,894       4,483       5,589       5,940
  1994       3,604       4,775       4,999       4,979       5,574       6,057



   (1)        (8)         (9)         (10)        (11)        (12)        (13)

                                                            Reserve
                                    Maturity                Strength    Reserve
                                    Adjusted    Maturity    Adjusted    Strength
                                      CWIP      Adjusted      CWIP      Adjusted
            Incurred      Paid        Paid        Paid      Incurred    Incurred
              Loss        Loss        Loss        Loss        Loss        Loss
  Year      Cape Cod    Cape Cod    Cape Cod    Cape Cod    Cape Cod    Cape Cod
- --------   ---------   ---------   ---------   ---------   ---------   ---------
  1985       5,331       5,298       5,300       5,299       5,333       5,334
  1986       5,920       5,961       5,964       5,961       5,922       5,923
  1987       6,259       6,340       6,347       6,341       6,264       6,265
  1988       6,165       6,335       6,377       6,281       6,175       6,176
  1989       6,706       6,729       7,022       6,890       6,885       6,910
  1990       6,873       7,032       7,197       6,957       7,285       7,367
  1991       6,105       6,611       6,982       6,721       6,767       6,918
  1992       5,265       5,565       6,019       5,605       6,240       6,435
  1993       4,760       5,835       6,244       5,905       6,093       6,380
  1994       5,212       6,602       6,946       6,673       6,685       6,971

                                                                   EXHIBIT X
                                                                   Sheet 7


                         GREAT AMERICAN INSURANCE GROUP
             Analysis of Loss and Loss Adjustment Expense Reserves
                            as of September 30, 1994
                               Net of Reinsurance

                   Summary of Ultimate Loss Ratios By Method

                          Great American Pool - Direct
                                 CMP Liability


   (1)        (2)         (3)         (4)         (5)         (6)         (7)

                                                            Reserve
                                    Maturity                Strength    Reserve
                                    Adjusted    Maturity    Adjusted    Strength
                                      Paid      Adjusted    Incurred    Adjusted
            Incurred      Paid        Loss        Paid        Loss      Incurred
              Loss        Loss    Development     Loss    Development     Loss
  Year    Development Development using CWIPs Development using CWIPs Development
- --------   ---------   ---------  ----------- -----------  ---------   ---------
  1985      0.0000      0.0000      0.0000      0.0000      0.0000      0.0000
  1986      0.0000      0.0000      0.0000      0.0000      0.0000      0.0000
  1987      0.0000      0.0000      0.0000      0.0000      0.0000      0.0000
  1988      0.4254      0.4369      0.4390      0.4326      0.4254      0.4254
  1989      0.4627      0.4645      0.4871      0.4780      0.4746      0.4761
  1990      0.4960      0.5148      0.5258      0.5060      0.5276      0.5338
  1991      0.4477      0.4829      0.5152      0.4944      0.4959      0.5073
  1992      0.4412      0.3967      0.4398      0.3988      0.5237      0.5412
  1993      0.4274      0.4434      0.4940      0.4525      0.5642      0.5996
  1994      0.4124      0.5463      0.5720      0.5697      0.6378      0.6931



   (1)        (8)         (9)         (10)        (11)        (12)        (13)

                                                            Reserve
                                    Maturity                Strength    Reserve
                                    Adjusted    Maturity    Adjusted    Strength
                                      CWIP      Adjusted      CWIP      Adjusted
            Incurred      Paid        Paid        Paid      Incurred    Incurred
              Loss        Loss        Loss        Loss        Loss        Loss
  Year      Cape Cod    Cape Cod    Cape Cod    Cape Cod    Cape Cod    Cape Cod
- --------   ---------   ---------   ---------   ---------   ---------   ---------
  1985      0.0000      0.0000      0.0000      0.0000      0.0000      0.0000
  1986      0.0000      0.0000      0.0000      0.0000      0.0000      0.0000
  1987      0.0000      0.0000      0.0000      0.0000      0.0000      0.0000
  1988      0.4251      0.4369      0.4398      0.4331      0.4258      0.4259
  1989      0.4610      0.4626      0.4827      0.4737      0.4733      0.4750
  1990      0.4920      0.5034      0.5152      0.4980      0.5215      0.5273
  1991      0.4488      0.4861      0.5133      0.4942      0.4976      0.5086
  1992      0.4542      0.4801      0.5192      0.4835      0.5383      0.5551
  1993      0.4804      0.5890      0.6303      0.5961      0.6150      0.6440
  1994      0.5963      0.7555      0.7948      0.7636      0.7649      0.7977

                                                                      EXHIBIT X
                                                                      Sheet 8


                         GREAT AMERICAN INSURANCE GROUP
             Analysis of Loss and Loss Adjustment Expense Reserves
                            as of September 30, 1994
                               Net of Reinsurance
                          Great American Pool - Direct
                                 CMP Liability
                                  Paid Losses
                             (amounts in thousands)

                   Application of Generalized Cape Cod Method
                                on a Paid Basis
                          (using a decay rate of 75%)
                        (calculation includes 10 years)

    (1)           (2)         (3)        (4)           (5)          (6)
               Ultimate     Claim                    Portion of    Losses
               Number of   Severity    Exposure       Ultimate      Paid
    Year         CWIPs      Index        Base       Paid to Date   to Date
  --------     ---------   --------  ------------   ------------   -------
    1985          8,401     1.0000      8,400.81        0.9709      54,515
    1986          5,701     1.0700      6,100.24        0.9512      41,869
    1987          5,105     1.1449      5,844.26        0.9237      38,741
    1988          5,644     1.2250      6,914.62        0.8880      41,551
    1989          5,206     1.3108      6,824.48        0.8349      39,119
    1990          5,417     1.4026      7,597.34        0.7135      38,808
    1991          4,972     1.5007      7,461.06        0.5991      28,228
    1992          4,676     1.6058      7,508.65        0.4350      14,720
    1993          4,881     1.7182      8,386.92        0.2390       8,473
    1994          6,196     1.8385     11,390.81        0.0517       2,522

  TOTAL          56,199                76,429.19                   308,546

    (1)           (7)         (8)         (9)           (10)        (11)
               Developed    Expected
                Loss to     Loss to     Expected                  Indicated
                Exposure    Exposure    Ultimate       Unpaid      Ultimate
    Year         Ratio       Ratio       Losses        Losses       Losses
   ------      ----------   --------    --------       ------      --------
    1985          6.684       6.821      57,306         1,669       56,184
    1986          7.216       6.847      41,769         2,039       43,908
    1987          7.177       6.823      39,873         3,044       41,785
    1988          6.767       6.760      46,741         5,233       46,784
    1989          6.866       6.696      45,697         7,546       46,665
    1990          7.159       6.604      50,175        14,375       53,183
    1991          6.315       6.417      47,881        19,194       47,422
    1992          4.507       6.185      46,439        26,238       40,958
    1993          4.227       6.050      50,743        38,614       47,087
    1994          4.283       6.012      68,482        64,941       67,463

TOTAL                                   495,105       182,894      491,440


Notes :

(4)  (2) x (3)
(5)  Reciprocal of development factor to ultimate.
(7)  (6)/[(4)x(5)]
(8)  Weighted average of (7) with weights equal to (4)x(5)x 0.75   LAG
     where LAG = absolute value of difference in years.
(9)  (4) x (8)
(10) (9) x [1.0-(5)]
(11) (6) + (10)

                                                                      EXHIBIT X
                                                                      Sheet 9


                         GREAT AMERICAN INSURANCE GROUP
             Analysis of Loss and Loss Adjustment Expense Reserves
                            as of September 30, 1994
                               Net of Reinsurance
                          Great American Pool - Direct
                                 CMP Liability
                                  Paid Losses
                             (amounts in thousands)


                       APPLICATION OF DEVELOPMENT METHOD
                                 ON PAID BASIS

     (1)          (2)         (3)         (4)           (5)          (6)
                           AGE-TO-AGE     DEV.
                 PAID         DEV.      FACTOR                    INDICATED
    YEAR        TO DATE      FACTOR     TO ULT.       ULTIMATE     RESERVES
  --------     --------    ----------   -------       --------    ---------
    1985        54,515      1.0300      1.0300        56,150         1,635
    1986        41,869      1.0207      1.0513        44,018         2,149
    1987        38,741      1.0298      1.0827        41,943         3,202
    1988        41,551      1.0401      1.1261        46,789         5,238
    1989        39,119      1.0637      1.1978        46,857         7,738
    1990        38,808      1.1701      1.4015        54,391        15,583
    1991        28,228      1.1909      1.6691        47,115        18,887
    1992        14,720      1.3773      2.2988        33,839        19,119
    1993         8,473      1.8199      4.1837        35,448        26,975
    1994         2,522      4.6239     19.3448        48,788        46,266

   TOTAL       308,546                               455,338       146,792


      NOTES
       (4)       Cumulative multiplication of (3)
       (5)       (2) x (4)

                                                                      EXHIBIT X
                                                                      Sheet 10


                          GREAT AMERICAN INSURANCE GROUP
                    Analysis of Loss and Loss Adjustment Expense
                                   Reserves
                            as of September 30, 1994
                               Net of Reinsurance
                          Great American Pool - Direct
                                 CMP Liability
                                  Paid Losses
                             (amounts in thousands)
                                   CMP2_PD10

       Historical Data Development Schedule

Year        9        21        33        45        57        69        81        93       105      117
1985      3,065    13,476    24,399    32,740    40,848    46,594    50,031    52,097    53,411   54,515
1986      1,886    10,726    18,373    26,763    31,569    37,348    39,060    40,427    41,869
1987      1,504     8,690    15,920    23,080    28,120    35,338    37,117    38,741
1988      2,428    10,137    17,103    26,724    30,664    33,515    41,551
1989      2,270    10,142    20,047    26,692    32,751    39,119
1990      2,456    12,512    26,400    32,866    38,808
1991      2,311    11,491    20,667    28,228
1992      2,235     9,386    14,720
1993      1,930     8,473
1994      2,522

Historical Development Factors

Year     21:9      33:21     45:33     57:45     69:57     81:69     93:81    105:93    117:105    ULT:117
1985     4.3967    1.8106    1.3419    1.2476    1.1407    1.0738    1.0413    1.0252    1.0207
1986     5.6872    1.7129    1.4566    1.1796    1.1831    1.0458    1.0350    1.0357
1987     5.7779    1.8320    1.4497    1.2184    1.2567    1.0503    1.0438
1988     4.1750    1.6872    1.5625    1.1474    1.0930    1.2398
1989     4.4678    1.9766    1.3315    1.2270    1.1944
1990     5.0945    2.1100    1.2449    1.1808
1991     4.9723    1.7985    1.3658
1992     4.1996    1.5683
1993     4.3902
1994

Arithmetic Averaging Methods


   2      4.2949    1.6834    1.3054    1.2039    1.1437    1.1450    1.0394    1.0305    1.0207
   4      4.6642    1.8634    1.3762    1.1934    1.1818    1.1024    1.0400    1.0305    1.0207
2 of 4    4.6813    1.8876    1.3487    1.1996    1.1888    1.0621    1.0404    1.0305    1.0207

Volume Weighted Averaging Methods

  ALL     4.7315    1.8210    1.3791    1.2007    1.1706    1.0979    1.0401    1.0298    1.0207
   2      4.2879    1.6950    1.2980    1.2015    1.1454    1.1425    1.0393    1.0298    1.0207
   3      4.5321    1.8505    1.3080    1.1847    1.1796    1.1085    1.0401    1.0298    1.0207
   4      4.6868    1.8799    1.3597    1.1918    1.1805    1.0979    1.0401    1.0298    1.0207
   5      4.6424    1.8435    1.3740    1.1894    1.1706    1.0979    1.0401    1.0298    1.0207
2 of 4    4.7074    1.8820    1.3489    1.1963    1.1889    1.0637    1.0404    1.0298    1.0207
3 of 5    4.6239    1.8199    1.3773    1.1909    1.1701    1.0860    1.0401    1.0298    1.0207

Formula Weighted Averaging Methods (80% Decay)

ALL     4.6713    1.8013    1.3734    1.1957    1.1765    1.0874    1.0405    1.0304    1.0207
 2      4.2985    1.6822    1.3047    1.1990    1.1510    1.1531    1.0398    1.0304    1.0207
 3      4.4632    1.8078    1.3149    1.1848    1.1818    1.1051    1.0405    1.0304    1.0207
 4      4.6259    1.8498    1.3493    1.1909    1.1843    1.0874    1.0405    1.0304    1.0207
 5      4.5888    1.8184    1.3641    1.1873    1.1765    1.0874    1.0405    1.0304    1.0207

Selected Development Factors

        4.6239    1.8199    1.3773    1.1909    1.1701    1.0637    1.0401    1.0298    1.0207   1.0300

                                                                      EXHIBIT X
                                                                      Sheet 11a


                         GREAT AMERICAN INSURANCE GROUP
            Analysis of Loss and Loss Adjustment Expense Reserves
                            as of September 30, 1994
                               Net of Reinsurance
                          Great American Pool - Direct
                                 CMP Liability
                                  Paid Losses
                             (amounts in thousands)
                                    CMP2_PD

Historical Data Development Schedule

Year       9        21        33        45        57        69        81        93       105
1985                                                                                    29,309
1986                                                                          36,885    37,837
1987                                                                45,471    47,618    50,192
1988                                                      41,753    44,791    46,743    47,640
1989                                            38,173    46,756    52,674    55,675    58,046
1990     3,065    13,476    24,399    32,740    40,848    46,594    50,031    52,097    53,411
1991     1,886    10,726    18,373    26,763    31,569    37,348    39,060    40,427    41,869
1992     1,504     8,690    15,920    23,080    28,120    35,338    37,117    38,741
1993     2,428    10,137    17,103    26,724    30,664    33,515    41,551
1994     2,270    10,142    20,047    26,692    32,751    39,119
1995     2,456    12,512    26,400    32,866    38,808
1996     2,311    11,491    20,667    28,228
1997     2,235     9,386    14,720
1998     1,930     8,473
1999     2,522

Year     117       129       141      155        166       177
1985                                                      29,933
1986                                            39,821
1987                                  51,847
1988                        48,736
1989              59,190
1990    54,515
1991
1992
1993
1994
1995
1996
1997
1998
1999

                                                                      EXHIBIT X
                                                                     Sheet 11b


                        GREAT AMERICAN INSURANCE GROUP
             Analysis of Loss and Loss Adjustment Expense Reserves
                           as of September 30, 1994
                              Net of Reinsurance
                         Great American Pool -- Direct
                                 DMP Liability
                                  Paid Losses
                            (amounts in thousands)
                                   DMP & PD

Historical Development Factors

Year    21:9   33:21     45:33   57:45    69:57    81:69    93:81    105:93  117:105 129:117 141:129 153:141 165:153 177:165 ult:177
1985
1986                                                                  1.0258
1987                                                         1.0472   1.0541
1988                                                1.0728   1.0436   1.0192
1989                                       1.2248   1.1266   1.0570   1.0426
1990   4.3967   1.8106   1.3419   1.2476   1.1407   1.0738   1.0413   1.0252  1.0207
1991   5.6872   1.7129   1.4566   1.1796   1.1831   1.0458   1.0350   1.0357
1992   5.7779   1.8320   1.4497   1.2184   1.2567   1.0503   1.0438
1993   4.1750   1.6872   1.5625   1.1474   1.0930   1.2398
1994   4.4678   1.9766   1.3315   1.2270   1.1944
1995   5.0945   2.1100   1.2449   1.1808
1996   4.9723   1.7985   1.3658
1997   4.1996   1.5683
1998   4.3902
1999

        Arithmetic Averaging Methods


   2    4.2949   1.6834   1.3054   1.2039   1.1437   1.1450   1.0394   1.0305  1.0207
   4    4.6642   1.8634   1.3762   1.1934   1.1818   1.1024   1.0443   1.0307  1.0207
2 of 4  4.6813   1.8876   1.3487   1.1996   1.1888   1.0621   1.0426   1.0305  1.0207

        Volume Weighted Averaging Methods

  ALL   4.7315   1.8210   1.3791   1.2007   1.1808   1.0991   1.0452   1.0342  1.0207
   2    4.2879   1.6950   1.2980   1.2015   1.1454   1.1425   1.0393   1.0298  1.0207
   3    4.5321   1.8505   1.3080   1.1847   1.1796   1.1085   1.0401   1.0346  1.0207
   4    4.6868   1.8799   1.3597   1.1918   1.1805   1.0979   1.0451   1.0309  1.0207
   5    4.6424   1.8435   1.3740   1.1894   1.1706   1.1046   1.0448   1.0355  1.0207
2 of 4  4.7074   1.8820   1.3489   1.1963   1.1889   1.0637   1.0423   1.0298  1.0207
3 of 5  4.6239   1.8199   1.3773   1.1909   1.1701   1.0865   1.0428   1.0346  1.0207

            Formula Weighted Averaging Methods (80% Decay)

  ALL   4.6713   1.8013   1.3734   1.1957   1.1859   1.0835   1.0437   1.0334  1.0207
   2    4.2985   1.6822   1.3047   1.1990   1.1510   1.1531   1.0398   1.0304  1.0207
   3    4.4632   1.8078   1.3149   1.1848   1.1818   1.1051   1.0405   1.0345  1.0207
   4    4.6259   1.8498   1.3493   1.1909   1.1843   1.0874   1.0432   1.0309  1.0207
   5    4.5888   1.8184   1.3641   1.1873   1.1765   1.0899   1.0432   1.0344  1.0207

                                                                      EXHIBIT X
                                                                      Sheet 12


                         GREAT AMERICAN INSURANCE GROUP
             Analysis of Loss and Loss Adjustment Expense Reserves
                            as of September 30, 1994
                               Net of Reinsurance
                          Great American Pool - Direct
                                 CMP Liability
                                Incurred Losses
                             (amounts in thousands)

                   Application of Generalized Cape Cod Method
                              on an Incurred Basis
                          (using a decay rate of 75%)
                        (calculation includes 10 years)

    (1)           (2)         (3)        (4)            (5)         (6)
               Ultimate     Claim                    Portion of    Losses
               Number of   Severity    Exposure       Ultimate    Reported
    Year         CWIPs      Index        Base         Reported    to Date
  --------     ---------   --------  ------------   ------------   -------
    1985          8,401     1.0000      8,400.81        0.9852      55,705
    1986          5,701     1.0700      6,100.24        0.9852      43,007
    1987          5,105     1.1449      5,844.26        0.9745      40,267
    1988          5,644     1.2250      6,914.62        0.9656      43,983
    1989          5,206     1.3108      6,824.48        0.9463      44,170
    1990          5,417     1.4026      7,597.34        0.9171      48,055
    1991          4,972     1.5007      7,461.06        0.8700      37,997
    1992          4,676     1.6058      7,508.65        0.7834      29,486
    1993          4,881     1.7182      8,386.92        0.6293      21,502
    1994          6,196     1.8385     11,390.81        0.2947      10,852

  TOTAL          56,199                76,429.19                   375,024

    (1)           (7)         (8)         (9)           (10)        (11)
               Developed    Expected
                Loss to     Loss to     Expected                  Indicated
                Exposure    Exposure    Ultimate        IBNR       Ultimate
    Year         Ratio       Ratio       Losses        Losses       Losses
   ------      ----------   --------    --------       ------      --------
    1985          6.730       6.669      56,026           828       56,533
    1986          7.156       6.659      40,621           600       43,607
    1987          7.070       6.595      38,543           983       41,250
    1988          6.587       6.491      44,885         1,543       45,526
    1989          6.839       6.384      43,567         2,339       46,509
    1990          6.897       6.226      47,300         3,923       51,978
    1991          5.854       5.972      44,556         5,793       43,790
    1992          5.013       5.694      42,756         9,260       38,746
    1993          4.074       5.437      45,599        16,905       38,407
    1994          3.233       5.277      60,112        42,400       53,252

TOTAL                                   463,964        84,574      459,598


Notes :

(4)  (2) x (3)
(5)  Reciprocal of development factor to ultimate.
(7)  (6)/[(4)x(5)]
(8) Weighted average of (7) with weights equal to (4)x(5)x 0.75 LAG where LAG = absolute value of difference in years.
(9)  (4) x (8)
(10) (9) x [1.0-(5)]
(11) (6) + (10)

                                                                       EXHIBIT X
                                                                       Sheet 13


                         GREAT AMERICAN INSURANCE GROUP
             Analysis of Loss and Loss Adjustment Expense Reserves
                            as of September 30, 1994
                               Net of Reinsurance
                          Great American Pool - Direct
                                 CMP Liability
                                Incurred Losses
                             (amounts in thousands)


                       APPLICATION OF DEVELOPMENT METHOD
                               ON INCURRED BASIS

     (1)          (2)         (3)         (4)           (5)          (6)
                           AGE-TO-AGE     DEV.
               REPORTED       DEV.      FACTOR                    INDICATED
    YEAR        TO DATE      FACTOR     TO ULT.       ULTIMATE      IBNR
  --------     --------    ----------   -------       --------    ---------
    1985        55,705      1.0150      1.0150        56,541           836
    1986        43,007      1.0000      1.0150        43,652           645
    1987        40,267      1.0110      1.0262        41,321         1,054
    1988        43,983      1.0092      1.0356        45,549         1,566
    1989        44,170      1.0204      1.0567        46,676         2,506
    1990        48,055      1.0319      1.0904        52,401         4,346
    1991        37,997      1.0541      1.1494        43,675         5,678
    1992        29,486      1.1105      1.2764        37,637         8,151
    1993        21,502      1.2450      1.5892        34,170        12,668
    1994        10,852      2.1356      3.3938        36,830        25,978

   TOTAL       375,024                               438,452        63,428


      NOTES
       (4)       Cumulative multiplication of (3)
       (5)       (2) x (4)

                                                                       EXHIBIT X
                                                                        Sheet 14


                        GREAT AMERICAN INSURANCE GROUP
            Analysis of Loss and Loss Adjustment Expense Reserves
                            as of September 30, 1994
                              Net of Reinsurance
                         Great American Pool - Direct
                                CMP Liability
                               Incurred Losses
                            (amounts in thousands)
                                  CMP2_INC10

       Historical Data Development Schedule

      Year        9        21        33        45        57        69        81        93       105       117
      1985     11,989    31,929    40,519    46,499    49,164    52,023    54,204    55,192    55,775    55,705
      1986     11,028    26,315    34,264    38,079    41,880    42,061    42,624    42,518    43,007
      1987      8,671    23,567    30,037    35,335    37,472    39,752    39,897    40,267
      1988     12,653    24,803    33,277    40,340    41,839    43,037    43,983
      1989     13,752    29,728    37,642    41,678    44,388    44,170
      1990     15,841    38,668    44,461    47,518    48,055
      1991     14,064    29,913    36,306    37,997
      1992     12,300    23,436    29,486
      1993     10,179    21,502
      1994     10,852

       Historical Development Factors

      Year     21:9      33:21     45:33     57:45     69:57     81:69     93:81    105:93    117:105    ULT:117
      1985     2.6632    1.2690    1.1476    1.0573    1.0582    1.0419    1.0182    1.0106    0.9987
      1986     2.3862    1.3021    1.1113    1.0998    1.0043    1.0134    0.9975    1.0115
      1987     2.7179    1.2745    1.1764    1.0605    1.0608    1.0036    1.0093
      1988     1.9602    1.3417    1.2122    1.0372    1.0286    1.0220
      1989     2.1617    1.2662    1.1072    1.0650    0.9951
      1990     2.4410    1.1498    1.0688    1.0113
      1991     2.1269    1.2137    1.0466
      1992     1.9054    1.2581
      1993     2.1124
      1994

            Arithmetic Averaging Methods


        2      2.0089    1.2359    1.0577    1.0381    1.0119    1.0128    1.0034    1.0111    0.9987
        4      2.1464    1.2220    1.1087    1.0435    1.0222    1.0202    1.0083    1.0111    0.9987
     2 of 4    2.1197    1.2359    1.0880    1.0489    1.0165    1.0177    1.0086    1.0111    0.9987

            Volume Weighted Averaging Methods

       ALL     2.2616    1.2524    1.1206    1.0535    1.0293    1.0217    1.0091    1.0110    0.9987
        2      1.9991    1.2332    1.0588    1.0364    1.0114    1.0132    1.0032    1.0110    0.9987
        3      2.0483    1.1982    1.0742    1.0366    1.0263    1.0132    1.0091    1.0110    0.9987
        4      2.1671    1.2148    1.1045    1.0418    1.0208    1.0217    1.0091    1.0110    0.9987
        5      2.1659    1.2363    1.1164    1.0526    1.0293    1.0217    1.0091    1.0110    0.9987
     2 of 4    2.1208    1.2332    1.0864    1.0480    1.0165    1.0177    1.0092    1.0110    0.9987
     3 of 5    2.1356    1.2450    1.1105    1.0541    1.0319    1.0204    1.0092    1.0110    0.9987

            Formula Weighted Averaging Methods (80% Decay)

       ALL     2.1998    1.2595    1.1108    1.0540    1.0276    1.0192    1.0087    1.0110    0.9987
        2      2.0107    1.2357    1.0576    1.0334    1.0095    1.0142    1.0039    1.0110    0.9987
        3      2.0638    1.2081    1.0697    1.0349    1.0233    1.0139    1.0087    1.0110    0.9987
        4      2.1259    1.2265    1.0878    1.0417    1.0188    1.0192    1.0087    1.0110    0.9987
        5      2.1311    1.2413    1.1009    1.0519    1.0276    1.0192    1.0087    1.0110    0.9987

     Selected Development Factors

               2.1356    1.2450    1.1105    1.0541    1.0319    1.0204    1.0092    1.0110    1.0000    1.0150

                                                                       EXHIBIT X
                                                                       Sheet 15a


                        GREAT AMERICAN INSURANCE GROUP
            Analysis of Loss and Loss Adjustment Expense Reserves
                           as of September 30, 1994
                              Net of Reinsurance
                         Great American Pool - Direct
                                CMP Liability
                               Incurred Losses
                            (amounts in thousands)
                                   CMP2_INC

       Historical Data Development Schedule

Year   9        21      33      45      57      69      81      93      105     117     129     141     151     165      177
1985                                                                  30,645                                            30,927
1986                                                          38,539  38,686                                   39,279
1987                                                  50,834  51,361  52,398                          52,341
1988                                          46,937  48,417  48,719  49,433                  49,902
1989                                  51,064  54,346  56,757  58,262  60,211          61,293
1990  11,989  31,929  40,519  46,499  49,164  52,023  54,204  55,192  55,775  55,705
1991  11,028  26,315  34,264  38,079  41,880  42,061  42,624  42,518  43,007
1992   8,671  23,567  30,037  35,335  37,472  39,752  39,897  40,267
1993  12,653  24,803  33,277  40,340  41,839  43,037  43,983
1994  13,752  29,728  37,642  41,678  44,388  44,170
1995  15,841  38,668  44,461  47,518  48,055
1996  14,064  29,913  36,306  37,997
1997  12,300  23,436  29,486
1998  10,179  21,502
1999  10,852

                                                                       EXHIBIT X
                                                                       Sheet 15b

                        GREAT AMERICAN INSURANCE GROUP
            Analysis of Loss and Loss Adjustment Expense Reserves
                           as of September 30, 1994
                               Net of Reinsurance
                         Great American Pool - Direct
                                CMP Liability
                               Incurred Losses
                            (amounts in thousands)

Historical Development Factors

Year    21:9     33:21    45:33    57:45    69:57    81:69    93:81   105:93    117:105   129:117  141:129  153:141
1985
1986                                                                   1.0038
1987                                                          1.0104   1.0202
1988                                                 1.0315   1.0062   1.0147
1989                                        1.0643   1.0444   1.0265   1.0335
1990    2.6632   1.2690   1.1476   1.0573   1.0582   1.0419   1.0182   1.0106   0.9987
1991    2.3862   1.3021   1.1113   1.0998   1.0043   1.0134   0.9975   1.0115
1992    2.7179   1.2745   1.1764   1.0605   1.0608   1.0036   1.0093
1993    1.9602   1.3417   1.2122   1.0372   1.0286   1.0220
1994    2.1617   1.2662   1.1072   1.0650   0.9951
1995    2.4410   1.1498   1.0688   1.0113
1996    2.1269   1.2137   1.0466
1997    1.9054   1.2581
1998    2.1124
1999

Arithmetic Averaging Methods


   2      2.0089    1.2359    1.0577    1.0381    1.0119    1.0128    1.0034    1.0111    0.9987
   4      2.1464    1.2220    1.1087    1.0435    1.0222    1.0202    1.0129    1.0176    0.9987
2 of 4    2.1197    1.2359    1.0880    1.0489    1.0165    1.0177    1.0138    1.0131    0.9987

Volume Weighted Averaging Methods

  ALL     2.2616    1.2524    1.1206    1.0535    1.0360    1.0278    1.0122    1.0167    0.9987
   2      1.9991    1.2332    1.0588    1.0364    1.0114    1.0132    1.0032    1.0110    0.9987
   3      2.0483    1.1982    1.0742    1.0366    1.0263    1.0132    1.0091    1.0194    0.9987
   4      2.1671    1.2148    1.1045    1.0418    1.0208    1.0217    1.0142    1.0183    0.9987
   5      2.1659    1.2363    1.1164    1.0526    1.0293    1.0270    1.0126    1.0187    0.9987
2 of 4    2.1208    1.2332    1.0864    1.0480    1.0165    1.0177    1.0144    1.0132    0.9987
3 of 5    2.1356    1.2450    1.1105    1.0541    1.0319    1.0269    1.0116    1.0157    0.9987

Formula Weighted Averaging Methods (80% Decay)

ALL     2.1998    1.2595    1.1108    1.0540    1.0363    1.0252    1.0110    1.0136    0.9987
 2      2.0107    1.2357    1.0576    1.0334    1.0095    1.0142    1.0039    1.0110    0.9987
 3      2.0638    1.2081    1.0697    1.0349    1.0233    1.0139    1.0087    1.0162    0.9987
 4      2.1259    1.2265    1.0878    1.0417    1.0188    1.0192    1.0129    1.0151    0.9987
 5      2.1311    1.2413    1.1009    1.0519    1.0276    1.0241    1.0114    1.0156    0.9987

                                                                       EXHIBIT X
                                                                        Sheet 16


                         GREAT AMERICAN INSURANCE GROUP
             Analysis of Loss and Loss Adjustment Expense Reserves
                            as of September 30, 1994
                               Net of Reinsurance
                          Great American Pool - Direct
                                 CMP Liability
                         Maturity Adjusted Paid Losses
                             (amounts in thousands)

                   Application of Generalized Cape Cod Method
                                on a Paid Basis
                          (using a decay rate of 75%)
                        (calculation includes 10 years)

    (1)           (2)         (3)        (4)           (5)          (6)
               Ultimate     Claim                    Portion of    Losses
               Number of   Severity    Exposure       Ultimate      Paid
    Year         CWIPs      Index        Base       Paid to Date   to Date
  --------     ---------   --------  ------------   ------------   -------
    1985          8,401     1.0000      8,400.81        0.9709      54,515
    1986          5,701     1.0700      6,100.24        0.9512      41,869
    1987          5,105     1.1449      5,844.26        0.9237      38,741
    1988          5,644     1.2250      6,914.62        0.8969      41,551
    1989          5,206     1.3108      6,824.48        0.8113      39,119
    1990          5,417     1.4026      7,597.34        0.7260      38,808
    1991          4,972     1.5007      7,461.06        0.5853      28,228
    1992          4,676     1.6058      7,508.65        0.4327      14,720
    1993          4,881     1.7182      8,386.92        0.2342       8,473
    1994          6,196     1.8385     11,390.81        0.0496       2,522

  TOTAL          56,199                76,429.19                   308,546

    (1)           (7)         (8)         (9)           (10)        (11)
               Developed    Expected
                Loss to     Loss to     Expected                  Indicated
                Exposure    Exposure    Ultimate       Unpaid      Ultimate
    Year         Ratio       Ratio       Losses        Losses       Losses
   ------      ----------   --------    --------       ------      --------
    1985          6.684       6.830      57,380         1,671       56,186
    1986          7.216       6.858      41,833         2,042       43,911
    1987          7.177       6.836      39,949         3,050       41,791
    1988          6.700       6.777      46,858         4,830       46,381
    1989          7.066       6.728      45,914         8,666       47,785
    1990          7.036       6.631      50,380        13,806       52,614
    1991          6.464       6.458      48,185        19,984       48,212
    1992          4.531       6.228      46,765        26,531       41,251
    1993          4.313       6.100      51,160        39,177       47,650
    1994          4.466       6.066      69,093        65,668       68,190

TOTAL                                   497,516       185,425      493,971


Notes :

(4)  (2) x (3)
(5)  Reciprocal of development factor to ultimate.
(7)  (6)/[(4)x(5)]
(8) Weighted average of (7) with weights equal to (4)x(5)x 0.75 LAG where LAG = absolute value of difference in years.
(9)  (4) x (8)
(10) (9) x [1.0-(5)]
(11) (6) + (10)

                                                                       EXHIBIT X
                                                                        Sheet 17


                         GREAT AMERICAN INSURANCE GROUP
             Analysis of Loss and Loss Adjustment Expense Reserves
                            as of September 30, 1994
                               Net of Reinsurance
                          Great American Pool - Direct
                                 CMP Liability
                         Maturity Adjusted Paid Losses
                             (amounts in thousands)

                     (7 columns of data maturity adjusted)


                       APPLICATION OF DEVELOPMENT METHOD
                                 ON PAID BASIS

     (1)          (2)         (3)         (4)           (5)          (6)
                           AGE-TO-AGE     DEV.
                 PAID         DEV.      FACTOR                    INDICATED
    YEAR        TO DATE      FACTOR     TO ULT.       ULTIMATE     RESERVES
  --------     --------    ----------   -------       --------    ---------
    1985        54,515      1.0300      1.0300        56,150         1,635
    1986        41,869      1.0207      1.0513        44,018         2,149
    1987        38,741      1.0298      1.0827        41,943         3,202
    1988        41,551      1.0298      1.1149        46,326         4,775
    1989        39,119      1.1056      1.2326        48,220         9,101
    1990        38,808      1.1175      1.3775        53,457        14,649
    1991        28,228      1.2404      1.7086        48,231        20,003
    1992        14,720      1.3527      2.3113        34,022        19,302
    1993         8,473      1.8472      4.2694        36,174        27,701
    1994         2,522      4.7250     20.1728        50,876        48,354

   TOTAL       308,546                               459,418       150,872


      NOTES
      -----
       (4)       Cumulative multiplication of (3)
       (5)       (2) x (4)

                                                                      EXHIBIT X
                                                                      Sheet 18

                         GREAT AMERICAN INSURANCE GROUP
                  Analysis of Loss and Loss Adjustment Expense
                                   Reserves
                            as of September 30, 1994
                               Net of Reinsurance
                          Great American Pool - Direct
                                 CMP Liability
                         Maturity Adjusted Paid Losses
                             (amounts in thousands)

                     (7 columns of data maturity adjusted)
                                 CMP2_PD10XADJ

       Historical Data Development Schedule

      Year        9        21        33        45        57        69        81        93       105       117
      1985      2,735    13,076    24,777    33,937    43,581    47,152    50,999    52,097    53,411    54,515
      1986      1,579    10,352    18,027    25,777    31,499    35,688    39,187    40,427    41,869
      1987      1,612     8,881    16,347    23,035    28,809    33,479    37,284    38,741
      1988      2,032     9,242    15,787    24,315    30,351    33,161    41,551
      1989      2,162    10,101    19,915    26,361    34,762    39,119
      1990      2,532    12,345    24,868    31,628    38,808
      1991      2,193    11,418    21,121    28,228
      1992      2,191     9,301    14,720
      1993      1,849     8,473
      1994      2,522

       Historical Development Factors

      Year     21:9      33:21     45:33     57:45     69:57     81:69     93:81    105:93    117:105    ULT:117
      1985     4.7812    1.8949    1.3697    1.2842    1.0819    1.0816    1.0215    1.0252    1.0207
      1986     6.5573    1.7413    1.4299    1.2220    1.1330    1.0980    1.0316    1.0357
      1987     5.5099    1.8406    1.4091    1.2506    1.1621    1.1137    1.0391
      1988     4.5483    1.7082    1.5402    1.2482    1.0926    1.2530
      1989     4.6711    1.9715    1.3237    1.3187    1.1253
      1990     4.8753    2.0144    1.2718    1.2270
      1991     5.2072    1.8498    1.3365
      1992     4.2459    1.5826
      1993     4.5824
      1994

            Arithmetic Averaging Methods

        2      4.4141    1.7162    1.3042    1.2729    1.1090    1.1834    1.0354    1.0305    1.0207
        4      4.7277    1.8546    1.3681    1.2611    1.1283    1.1366    1.0307    1.0305    1.0207
     2 of 4    4.7289    1.9107    1.3301    1.2494    1.1292    1.1059    1.0310    1.0305    1.0207

            Volume Weighted Averaging Methods

       ALL     4.9347    1.8363    1.3723    1.2590    1.1159    1.1307    1.0298    1.0298    1.0207
        2      4.3999    1.7298    1.3015    1.2687    1.1101    1.1830    1.0353    1.0298    1.0207
        3      4.6839    1.8361    1.3082    1.2626    1.1260    1.1534    1.0298    1.0298    1.0207
        4      4.7392    1.8678    1.3530    1.2600    1.1278    1.1307    1.0298    1.0298    1.0207
        5      4.7257    1.8396    1.3624    1.2525    1.1159    1.1307    1.0298    1.0298    1.0207
     2 of 4    4.7517    1.9069    1.3303    1.2494    1.1290    1.1056    1.0302    1.0298    1.0207
     3 of 5    4.7250    1.8472    1.3527    1.2404    1.1175    1.1228    1.0298    1.0298    1.0207

            Formula Weighted Averaging Methods (80% Decay)

       ALL     4.8151    1.8416    1.3573    1.2485    1.1185    1.1271    1.0312    1.0304    1.0207
        2      4.4187    1.7150    1.3051    1.2637    1.1119    1.1908    1.0357    1.0304    1.0207
        3      4.6243    1.8164    1.3122    1.2579    1.1243    1.1526    1.0312    1.0304    1.0207
        4      4.6957    1.8615    1.3355    1.2549    1.1266    1.1271    1.0312    1.0304    1.0207
        5      4.6906    1.8423    1.3436    1.2437    1.1185    1.1271    1.0312    1.0304    1.0207

     Selected Development Factors

               4.7250    1.8472    1.3527    1.2404    1.1175    1.1056    1.0298    1.0298    1.0207    1.0300

                                                                       EXHIBIT X
                                                                       Sheet 19


                         GREAT AMERICAN INSURANCE GROUP
             Analysis of Loss and Loss Adjustment Expense Reserves
                            as of September 30, 1994
                               Net of Reinsurance
                          Great American Pool - Direct
                                 CMP Liability
                   Maturity Adjusted Paid Losses Using CWIPs
                             (amounts in thousands)

                   Application of Generalized Cape Cod Method
                                on a Paid Basis
                          (using a decay rate of 75%)
                        (calculation includes 10 years)

    (1)           (2)         (3)        (4)           (5)          (6)
               Ultimate     Claim                    Portion of    Losses
               Number of   Severity    Exposure       Ultimate      Paid
    Year         CWIPs      Index        Base       Paid to Date   to Date
  --------     ---------   --------  ------------   ------------   -------
    1985          8,401     1.0000      8,400.81        0.9709      54,515
    1986          5,701     1.0700      6,100.24        0.9512      41,869
    1987          5,105     1.1449      5,844.26        0.9237      38,741
    1988          5,644     1.2250      6,914.62        0.8839      41,551
    1989          5,206     1.3108      6,824.48        0.7961      39,119
    1990          5,417     1.4026      7,597.34        0.6986      38,808
    1991          4,972     1.5007      7,461.06        0.5615      28,228
    1992          4,676     1.6058      7,508.65        0.3924      14,720
    1993          4,881     1.7182      8,386.92        0.2146       8,473
    1994          6,196     1.8385     11,390.81        0.0494       2,522

  TOTAL          56,199                76,429.19                   308,546

    (1)           (7)         (8)         (9)           (10)        (11)
               Developed    Expected
                Loss to     Loss to     Expected                  Indicated
                Exposure    Exposure    Ultimate       Unpaid      Ultimate
    Year         Ratio       Ratio       Losses        Losses       Losses
   ------      ----------   --------    --------       ------      --------
    1985          6.684       6.894      57,913         1,687       56,202
    1986          7.216       6.933      42,295         2,065       43,934
    1987          7.177       6.931      40,506         3,092       41,833
    1988          6.799       6.900      47,711         5,540       47,091
    1989          7.201       6.883      46,971         9,578       48,697
    1990          7.312       6.823      51,833        15,621       54,429
    1991          6.737       6.680      49,842        21,854       50,082
    1992          4.996       6.482      48,673        29,576       44,296
    1993          4.709       6.363      53,362        41,913       50,386
    1994          4.484       6.322      72,009        68,454       70,976

TOTAL                                   511,116       199,379      507,925


Notes :

(4)  (2) x (3)
(5)  Reciprocal of development factor to ultimate.
(7)  (6)/[(4)x(5)]
(8) Weighted average of (7) with weights equal to (4)x(5)x 0.75 LAG where LAG = absolute value of difference in years.
(9)  (4) x (8)
(10) (9) x [1.0-(5)]
(11) (6) + (10)

                                                                       EXHIBIT X
                                                                       Sheet 20


                         GREAT AMERICAN INSURANCE GROUP
             Analysis of Loss and Loss Adjustment Expense Reserves
                            as of September 30, 1994
                               Net of Reinsurance
                          Great American Pool - Direct
                                 CMP Liability
                   Maturity Adjusted Paid Losses Using CWIPs
                             (amounts in thousands)

                     (7 columns of data maturity adjusted)


                       APPLICATION OF DEVELOPMENT METHOD
                                 ON PAID BASIS

     (1)          (2)         (3)         (4)           (5)          (6)
                           AGE-TO-AGE     DEV.
                 PAID         DEV.      FACTOR                    INDICATED
    YEAR        TO DATE      FACTOR     TO ULT.       ULTIMATE     RESERVES
  --------     --------    ----------   -------       --------    ---------
    1985        54,515      1.0300      1.0300        56,150         1,635
    1986        41,869      1.0207      1.0513        44,018         2,149
    1987        38,741      1.0298      1.0827        41,943         3,202
    1988        41,551      1.0450      1.1314        47,010         5,459
    1989        39,119      1.1103      1.2562        49,140        10,021
    1990        38,808      1.1395      1.4314        55,550        16,742
    1991        28,228      1.2441      1.7808        50,268        22,040
    1992        14,720      1.4312      2.5487        37,517        22,797
    1993         8,473      1.8287      4.6608        39,491        31,018
    1994         2,522      4.3455     20.2534        51,079        48,557

   TOTAL       308,546                               472,164       163,618


      NOTES
       (4)       Cumulative multiplication of (3)
       (5)       (2) x (4)

                                                                       EXHIBIT X
                                                                       Sheet 21

                         GREAT AMERICAN INSURANCE GROUP
            Analysis of Loss and Loss Adjustment Expense Reserves
                            as of September 30, 1994
                               Net of Reinsurance
                          Great American Pool - Direct
                                 CMP Liability
                   Maturity Adjusted Paid Losses Using CWIPs
                             (amounts in thousands)

                     (7 columns of data maturity adjusted)
                                  CMP2_PD10ADJ

       Historical Data Development Schedule

      Year        9        21        33        45        57        69        81        93       105       117
      1985      2,880    12,312    21,669    30,700    40,015    45,220    49,391    52,097    53,411    54,515
      1986      1,734    10,099    17,502    25,986    31,865    36,526    39,209    40,427    41,869
      1987      1,806     8,410    15,226    22,957    28,091    33,502    37,007    38,741
      1988      2,184     9,054    14,924    23,794    30,343    34,391    41,551
      1989      2,309     9,592    18,623    26,578    34,355    39,119
      1990      2,625    11,497    22,714    31,418    38,808
      1991      2,086    10,861    20,413    28,228
      1992      2,178     9,048    14,720
      1993      1,869     8,473
      1994      2,522

       Historical Development Factors

      Year     21:9      33:21     45:33     57:45     69:57     81:69     93:81    105:93    117:105    ULT:117
      1985     4.2750    1.7599    1.4168    1.3034    1.1301    1.0922    1.0548    1.0252    1.0207
      1986     5.8250    1.7330    1.4848    1.2263    1.1463    1.0735    1.0311    1.0357
      1987     4.6562    1.8105    1.5078    1.2236    1.1926    1.1046    1.0468
      1988     4.1458    1.6483    1.5943    1.2752    1.1334    1.2082
      1989     4.1538    1.9415    1.4272    1.2926    1.1387
      1990     4.3799    1.9757    1.3832    1.2352
      1991     5.2060    1.8795    1.3828
      1992     4.1533    1.6269
      1993     4.5343
      1994

            Arithmetic Averaging Methods

        2      4.3438    1.7532    1.3830    1.2639    1.1361    1.1564    1.0390    1.0305    1.0207
        4      4.5684    1.8559    1.4469    1.2567    1.1528    1.1196    1.0442    1.0305    1.0207
     2 of 4    4.4571    1.9105    1.4052    1.2552    1.1425    1.0984    1.0449    1.0305    1.0207

            Volume Weighted Averaging Methods

       ALL     4.5419    1.8027    1.4470    1.2604    1.1463    1.1171    1.0450    1.0298    1.0207
        2      4.3292    1.7647    1.3830    1.2615    1.1362    1.1571    1.0387    1.0298    1.0207
        3      4.6275    1.8419    1.3963    1.2655    1.1533    1.1278    1.0450    1.0298    1.0207
        4      4.5533    1.8652    1.4349    1.2563    1.1515    1.1171    1.0450    1.0298    1.0207
        5      4.4699    1.8260    1.4470    1.2503    1.1463    1.1171    1.0450    1.0298    1.0207
     2 of 4    4.4441    1.9086    1.4030    1.2525    1.1423    1.0975    1.0455    1.0298    1.0207
     3 of 5    4.3455    1.8287    1.4312    1.2441    1.1395    1.1103    1.0450    1.0298    1.0207

            Formula Weighted Averaging Methods (80% Decay)

       ALL     4.4383    1.8176    1.4318    1.2541    1.1407    1.1141    1.0451    1.0304    1.0207
        2      4.3504    1.7506    1.3830    1.2584    1.1365    1.1628    1.0396    1.0304    1.0207
        3      4.5685    1.8328    1.3907    1.2645    1.1463    1.1301    1.0451    1.0304    1.0207
        4      4.5037    1.8679    1.4101    1.2520    1.1449    1.1141    1.0451    1.0304    1.0207
        5      4.4248    1.8427    1.4231    1.2449    1.1407    1.1141    1.0451    1.0304    1.0207

     Selected Development Factors

               4.3455    1.8287    1.4312    1.2441    1.1395    1.1103    1.0450    1.0298    1.0207    1.0300

                                                                       EXHIBIT X
                                                                       Sheet 22


                         GREAT AMERICAN INSURANCE GROUP
             Analysis of Loss and Loss Adjustment Expense Reserves
                            as of September 30, 1994
                               Net of Reinsurance
                          Great American Pool - Direct
                                 CMP Liability
                   Reserve Strength Adjusted Incurred Losses
                             (amounts in thousands)

                   Application of Generalized Cape Cod Method
                              on an Incurred Basis
                          (using a decay rate of 75%)
                        (calculation includes 10 years)

    (1)           (2)         (3)        (4)            (5)         (6)
               Ultimate     Claim                    Portion of    Losses
               Number of   Severity    Exposure       Ultimate    Reported
    Year         CWIPs      Index        Base         Reported    to Date
  --------     ---------   --------  ------------   ------------   -------
    1985          8,401     1.0000      8,400.81        0.9852      55,705
    1986          5,701     1.0700      6,100.24        0.9852      43,007
    1987          5,105     1.1449      5,844.26        0.9745      40,267
    1988          5,644     1.2250      6,914.62        0.9656      43,983
    1989          5,206     1.3108      6,824.48        0.9196      44,170
    1990          5,417     1.4026      7,597.34        0.8521      48,055
    1991          4,972     1.5007      7,461.06        0.7677      37,997
    1992          4,676     1.6058      7,508.65        0.6386      29,486
    1993          4,881     1.7182      8,386.92        0.4486      21,502
    1994          6,196     1.8385     11,390.81        0.1753      10,852

  TOTAL          56,199                76,429.19                   375,024

    (1)           (7)         (8)         (9)           (10)        (11)
               Developed    Expected
                Loss to     Loss to     Expected                  Indicated
                Exposure    Exposure    Ultimate        IBNR       Ultimate
    Year         Ratio       Ratio       Losses        Losses       Losses
   ------      ----------   --------    --------       ------      --------
    1985          6.730       6.862      57,648           852       56,557
    1986          7.156       6.885      42,000           621       43,628
    1987          7.070       6.872      40,162         1,024       41,291
    1988          6.587       6.839      47,292         1,626       45,609
    1989          7.038       6.840      46,677         3,751       47,921
    1990          7.423       6.816      51,783         7,656       55,711
    1991          6.634       6.708      50,051        11,627       49,624
    1992          6.149       6.587      49,460        17,873       47,359
    1993          5.715       6.483      54,372        29,982       51,484
    1994          5.433       6.428      73,218        60,380       71,232

TOTAL                                   512,664       135,392      510,416


Notes :

(4)  (2) x (3)
(5)  Reciprocal of development factor to ultimate.
(7)  (6)/[(4)x(5)]
(8) Weighted average of (7) with weights equal to (4)x(5)x 0.75 LAG where LAG = absolute value of difference in years.
(9)  (4) x (8)
(10) (9) x [1.0-(5)]
(11) (6) + (10)

                                                                       EXHIBIT X
                                                                       Sheet 23


                         GREAT AMERICAN INSURANCE GROUP
             Analysis of Loss and Loss Adjustment Expense Reserves
                            as of September 30, 1994
                               Net of Reinsurance
                          Great American Pool - Direct
                                 CMP Liability
                   Reserve Strength Adjusted Incurred Losses
                             (amounts in thousands)


                       APPLICATION OF DEVELOPMENT METHOD
                               ON INCURRED BASIS

     (1)          (2)         (3)         (4)           (5)          (6)
                           AGE-TO-AGE     DEV.
               REPORTED       DEV.      FACTOR                    INDICATED
    YEAR        TO DATE      FACTOR     TO ULT.       ULTIMATE      IBNR
  --------     --------    ----------   -------       --------    ---------
    1985        55,705      1.0150      1.0150        56,541           836
    1986        43,007      1.0000      1.0150        43,652           645
    1987        40,267      1.0110      1.0262        41,321         1,054
    1988        43,983      1.0092      1.0356        45,549         1,566
    1989        44,170      1.0500      1.0874        48,030         3,860
    1990        48,055      1.0792      1.1735        56,393         8,338
    1991        37,997      1.1100      1.3026        49,495        11,498
    1992        29,486      1.2021      1.5658        46,171        16,685
    1993        21,502      1.4237      2.2293        47,934        26,432
    1994        10,852      2.5583      5.7032        61,891        51,039

   TOTAL       375,024                               496,976       121,952


      NOTES
      -----
       (4)       Cumulative multiplication of (3)
       (5)       (2) x (4)

                                                                       EXHIBIT X
                                                                        Sheet 24


11/25/94                 GREAT AMERICAN INSURANCE GROUP
2:55 pm          Analysis of Loss and Loss Adjustment Expense
                                   Reserves
                            as of September 30, 1994
                               Net of Reinsurance
                          Great American Pool - Direct
                                 CMP Liability
                   Reserve Strength Adjusted Incurred Losses
                             (amounts in thousands)
                                 CMP2_INC10X70

  Historical Data Development Schedule

 Year        9        21        33        45        57        69        81        93       105       117
 1985      9,479    25,352    34,629    40,888    45,812    49,457    52,249    54,018    55,182    55,705
 1986      7,769    20,619    27,783    33,518    37,006    39,853    41,272    41,993    43,007
 1987      6,052    17,500    24,347    29,542    33,091    38,078    39,199    40,267
 1988      8,483    18,891    25,632    33,961    37,600    40,647    43,983
 1989      9,124    20,470    29,399    35,994    41,467    44,170
 1990      9,514    26,414    37,610    43,841    48,055
 1991      8,558    22,926    32,381    37,997
 1992      8,482    19,910    29,486
 1993      8,109    21,502
 1994     10,852

  Historical Development Factors

 Year     21:9      33:21     45:33     57:45     69:57     81:69     93:81    105:93    117:105   ULT:117
 1985     2.6745    1.3660    1.1807    1.1204    1.0796    1.0565    1.0339    1.0215    1.0095
 1986     2.6539    1.3474    1.2064    1.1041    1.0769    1.0356    1.0175    1.0241
 1987     2.8913    1.3913    1.2134    1.1201    1.1507    1.0295    1.0272
 1988     2.2270    1.3568    1.3249    1.1072    1.0810    1.0821
 1989     2.2436    1.4362    1.2243    1.1521    1.0652
 1990     2.7762    1.4239    1.1656    1.0961
 1991     2.6789    1.4124    1.1734
 1992     2.3472    1.4810
 1993     2.6517
 1994

       Arithmetic Averaging Methods


   2      2.4995    1.4467    1.1695    1.1241    1.0731    1.0558    1.0224    1.0228    1.0095
   4      2.6135    1.4384    1.2220    1.1189    1.0935    1.0509    1.0262    1.0228    1.0095
2 of 4    2.6653    1.4301    1.1989    1.1137    1.0790    1.0461    1.0265    1.0228    1.0095

       Volume Weighted Averaging Methods

  ALL     2.5616    1.4021    1.2075    1.1161    1.0884    1.0516    1.0268    1.0226    1.0095
   2      2.4960    1.4443    1.1692    1.1213    1.0727    1.0567    1.0222    1.0226    1.0095
   3      2.5583    1.4365    1.1855    1.1171    1.0957    1.0496    1.0268    1.0226    1.0095
   4      2.6181    1.4364    1.2141    1.1177    1.0911    1.0516    1.0268    1.0226    1.0095
   5      2.5400    1.4226    1.2140    1.1152    1.0884    1.0516    1.0268    1.0226    1.0095
2 of 4    2.6657    1.4292    1.1977    1.1132    1.0790    1.0472    1.0269    1.0227    1.0095
3 of 5    2.5583    1.4237    1.2021    1.1100    1.0792    1.0500    1.0268    1.0227    1.0095

       Formula Weighted Averaging Methods (80% Decay)

  ALL     2.5962    1.4086    1.1984    1.1131    1.0819    1.0503    1.0265    1.0228    1.0095
   2      2.5130    1.4481    1.1696    1.1183    1.0718    1.0596    1.0228    1.0228    1.0095
   3      2.5844    1.4367    1.1798    1.1141    1.0877    1.0496    1.0265    1.0228    1.0095
   4      2.6324    1.4348    1.1969    1.1148    1.0838    1.0503    1.0265    1.0228    1.0095
   5      2.5709    1.4251    1.1993    1.1116    1.0819    1.0503    1.0265    1.0228    1.0095

Selected Development Factors

          2.5583    1.4237    1.2021    1.1100    1.0792    1.0500    1.0092    1.0110    1.0000    1.0150

                                                                   EXHIBIT X
                                                                   Sheet 25


                         GREAT AMERICAN INSURANCE GROUP
             Analysis of Loss and Loss Adjustment Expense Reserves
                            as of September 30, 1994
                               Net of Reinsurance
                          Great American Pool - Direct
                                 CMP Liability

                   ADJUSTMENT OF HISTORICAL OUTSTANDING LOSS
                           TO CURRENT ADEQUACY LEVEL

                       ASSUMED ANNUAL TREND RATE:  7 PCT.


AVERAGE OUTSTANDINGS TRENDED TO CURRENT SEVERITY LEVELS:

      ACCIDENT
        YEAR       9      21      33      45      57      69      81      93     105     117
        1985  14,107  26,711  35,557  43,018  35,560  33,254  37,589  29,529  29,413  22,037
        1986  15,755  28,158  42,434  43,965  58,257  41,240  49,162  32,426  25,289
        1987  14,755  26,997  37,288  45,123  53,536  43,565  37,183  26,310
        1988  16,068  27,722  42,658  47,387  58,421  65,733  33,315
        1989  17,448  29,509  40,978  46,624  47,891  33,013
        1990  18,276  33,033  36,598  43,308  42,417
        1991  14,213  22,343  26,731  24,732
        1992   9,832  15,858  25,070
        1993   7,518  12,303
        1994   5,466



NUMBERS OUTSTANDING:

      ACCIDENT
        YEAR       9      21      33      45      57      69      81      93     105     117
        1985   1,163   1,187     728     480     328     214     136     120      86      54
        1986     997     889     562     361     232     140      83      69      45
        1987     780     827     531     356     214     116      80      58
        1988     955     742     497     352     219     155      73
        1989     923     870     526     368     260     153
        1990     960     970     565     362     218
        1991   1,013     944     626     395
        1992   1,172     948     589
        1993   1,174   1,059
        1994   1,524

                                                                   EXHIBIT X
                                                                   Sheet 26


                         GREAT AMERICAN INSURANCE GROUP
             Analysis of Loss and Loss Adjustment Expense Reserves
                            as of September 30, 1994
                               Net of Reinsurance
                          Great American Pool - Direct
                                 CMP Liability

                   ADJUSTMENT OF HISTORICAL OUTSTANDING LOSS
                           TO CURRENT ADEQUACY LEVEL

                       ASSUMED ANNUAL TREND RATE:  7 PCT.

         CALENDAR          WEIGHTED AVERAGE       RESERVE ADEQUACY
           YEAR                RESERVE*                INDEX
         --------          ----------------       ----------------
           1994                 16,904                 1.0000
           1993                 22,569                 1.3351

           1993                 22,083                 1.3351
           1992                 26,648                 1.6111

           1992                 27,201                 1.6111
           1991                 31,766                 1.8815

           1991                 31,870                 1.8815
           1990                 32,122                 1.8963

           1990                 32,562                 1.8963
           1989                 28,766                 1.6753

           1989                 28,293                 1.6753
           1988                 28,520                 1.6887

           1988                 27,067                 1.6887
           1987                 25,255                 1.5757

           1987                 21,894                 1.5757
           1986                 21,591                 1.5538

           1986                 15,755                 1.5538
           1985                 14,107                 1.3913



   *FOR EACH YEAR-TO-YEAR COMPARISON, THE AVERAGE TRENDED RESERVES AT
    COMPARABLE MATURITIES ARE WEIGHTED BY IDENTICAL CLAIM COUNT WEIGHTS FOR EACH MATURITY EQUAL TO THE LESSER OF THE OUTSTANDING CLAIM
    COUNTS FOR THE TWO YEARS. IN EACH CASE, THE OLDEST MATURITY FOR THE MORE RECENT YEAR IS EXCLUDED, SINCE NO COMPARABLE MATURITY EXISTS FOR THE EARLIER YEAR.

                                                                   EXHIBIT X
                                                                   Sheet 27


                         GREAT AMERICAN INSURANCE GROUP
             Analysis of Loss and Loss Adjustment Expense Reserves
                            as of September 30, 1994
                               Net of Reinsurance
                          Great American Pool - Direct
                                 CMP Liability

                   ADJUSTMENT OF HISTORICAL OUTSTANDING LOSS
                           TO CURRENT ADEQUACY LEVEL

                       ASSUMED ANNUAL TREND RATE:  7 PCT.

OUTSTANDING LOSS ADJUSTED TO CURRENT ADEQUACY LEVEL:

      ACCIDENT
        YEAR         9        21        33        45        57        69        81        93       105       117
        1985     6,414    11,876    10,230     8,148     4,964     2,863     2,218     1,921     1,771     1,190
        1986     5,883     9,893     9,410     6,755     5,437     2,505     2,212     1,566     1,138
        1987     4,548     8,810     8,427     6,462     4,971     2,740     2,082     1,526
        1988     6,055     8,754     8,529     7,237     6,936     7,132     2,432
        1989     6,854    10,328     9,352     9,302     8,716     5,051
        1990     7,058    13,902    11,210    10,975     9,247
        1991     6,247    11,435    11,714     9,769
        1992     6,247    10,524    14,766
        1993     6,179    13,029
        1994     8,330

                                                                   EXHIBIT X
                                                                   Sheet 28


                         GREAT AMERICAN INSURANCE GROUP
             Analysis of Loss and Loss Adjustment Expense Reserves
                            as of September 30, 1994
                               Net of Reinsurance
                          Great American Pool - Direct
                                 CMP Liability
             Reserve Strength Adjusted Incurred Losses Using CWIPs
                             (amounts in thousands)

                   Application of Generalized Cape Cod Method
                              on an Incurred Basis
                          (using a decay rate of 75%)
                        (calculation includes 10 years)

    (1)           (2)         (3)        (4)            (5)         (6)
               Ultimate     Claim                    Portion of    Losses
               Number of   Severity    Exposure       Ultimate    Reported
    Year         CWIPs      Index        Base         Reported    to Date
  --------     ---------   --------  ------------   ------------   -------
    1985          8,401     1.0000      8,400.81        0.9852      55,705
    1986          5,701     1.0700      6,100.24        0.9852      43,007
    1987          5,105     1.1449      5,844.26        0.9745      40,267
    1988          5,644     1.2250      6,914.62        0.9656      43,983
    1989          5,206     1.3108      6,824.48        0.9224      44,170
    1990          5,417     1.4026      7,597.34        0.8621      48,055
    1991          4,972     1.5007      7,461.06        0.7854      37,997
    1992          4,676     1.6058      7,508.65        0.6600      29,486
    1993          4,881     1.7182      8,386.92        0.4767      21,502
    1994          6,196     1.8385     11,390.81        0.1905      10,852

  TOTAL          56,199                76,429.19                   375,024

    (1)           (7)         (8)         (9)           (10)        (11)
               Developed    Expected
                Loss to     Loss to     Expected                  Indicated
                Exposure    Exposure    Ultimate        IBNR       Ultimate
    Year         Ratio       Ratio       Losses        Losses       Losses
   ------      ----------   --------    --------       ------      --------
    1985          6.730       6.833      57,401           848       56,553
    1986          7.156       6.850      41,789           618       43,625
    1987          7.070       6.829      39,912         1,018       41,285
    1988          6.587       6.785      46,918         1,613       45,596
    1989          7.016       6.768      46,187         3,582       47,752
    1990          7.337       6.720      51,056         7,041       55,096
    1991          6.484       6.586      49,135        10,546       48,543
    1992          5.950       6.436      48,329        16,433       45,919
    1993          5.378       6.304      52,867        27,664       49,166
    1994          5.000       6.231      70,981        57,457       68,309

TOTAL                                   504,576       126,819      501,843


Notes :

(4)  (2) x (3)
(5)  Reciprocal of development factor to ultimate.
(7)  (6)/[(4)x(5)]
(8) Weighted average of (7) with weights equal to (4)x(5)x 0.75 LAG where LAG = absolute value of difference in years.
(9)  (4) x (8)
(10) (9) x [1.0-(5)]
(11) (6) + (10)

                                                                       EXHIBIT X
                                                                        Sheet 29


                         GREAT AMERICAN INSURANCE GROUP
             Analysis of Loss and Loss Adjustment Expense Reserves
                            as of September 30, 1994
                               Net of Reinsurance
                          Great American Pool - Direct
                                 CMP Liability
             Reserve Strength Adjusted Incurred Losses Using CWIPs
                             (amounts in thousands)


                       APPLICATION OF DEVELOPMENT METHOD
                               ON INCURRED BASIS

   (1)          (2)         (3)         (4)           (5)          (6)
                         AGE-TO-AGE     DEV.
             REPORTED       DEV.      FACTOR                    INDICATED
  YEAR        TO DATE      FACTOR     TO ULT.       ULTIMATE      IBNR
- --------     --------    ----------   -------       --------    ---------
  1985        55,705      1.0150      1.0150        56,541           836
  1986        43,007      1.0000      1.0150        43,652           645
  1987        40,267      1.0110      1.0262        41,321         1,054
  1988        43,983      1.0092      1.0356        45,549         1,566
  1989        44,170      1.0468      1.0841        47,883         3,713
  1990        48,055      1.0700      1.1600        55,742         7,687
  1991        37,997      1.0977      1.2733        48,381        10,384
  1992        29,486      1.1900      1.5152        44,677        15,191
  1993        21,502      1.3844      2.0977        45,104        23,602
  1994        10,852      2.5020      5.2483        56,955        46,103

 TOTAL       375,024                               485,805       110,781


    NOTES
    -----
     (4)       Cumulative multiplication of (3)
     (5)       (2) x (4)

                                                                       EXHIBIT X
                                                                       Sheet 30


                        GREAT AMERICAN INSURANCE GROUP
            Analysis of Loss and Loss Adjustment Expense Reserves
                           as of September 30, 1994
                              Net of Reinsurance
                         Great American Pool - Direct
                                CMP Liability
            Reserve Strength Adjusted Incurred Losses Using CWIPs
                            (amounts in thousands)
                                 CMP2_INC1070

        Historical Data Development Schedule

       Year        9        21        33        45        57        69        81        93       105       117
       1985     12,631    27,464    37,166    42,363    46,677    49,870    52,358    54,059    55,167    55,705
       1986      8,816    23,072    29,487    34,694    37,790    39,976    41,320    41,980    43,007
       1987      7,180    19,095    25,814    30,474    33,335    38,137    39,181    40,267
       1988      9,579    20,416    26,861    34,317    37,750    40,586    43,983
       1989     10,318    21,959    29,858    36,194    41,393    44,170
       1990     10,532    27,097    37,852    43,747    48,055
       1991      8,865    23,171    32,281    37,997
       1992      8,617    19,820    29,486
       1993      8,056    21,502
       1994     10,852

        Historical Development Factors

       Year     21:9      33:21     45:33     57:45     69:57     81:69     93:81    105:93    117:105    ULT:117
       1985     2.1744    1.3532    1.1398    1.1018    1.0684    1.0499    1.0325    1.0205    1.0098
       1986     2.6171    1.2780    1.1766    1.0892    1.0578    1.0336    1.0160    1.0245
       1987     2.6594    1.3519    1.1805    1.0939    1.1440    1.0274    1.0277
       1988     2.1313    1.3157    1.2775    1.1000    1.0751    1.0837
       1989     2.1283    1.3597    1.2122    1.1436    1.0671
       1990     2.5729    1.3969    1.1557    1.0985
       1991     2.6139    1.3931    1.1771
       1992     2.3001    1.4877
       1993     2.6692
       1994

             Arithmetic Averaging Methods


         2      2.4847    1.4404    1.1664    1.1210    1.0711    1.0556    1.0219    1.0225    1.0098
         4      2.5390    1.4093    1.2056    1.1090    1.0860    1.0487    1.0254    1.0225    1.0098
      2 of 4    2.5934    1.3950    1.1947    1.0993    1.0711    1.0418    1.0260    1.0225    1.0098

             Volume Weighted Averaging Methods

        ALL     2.4068    1.3663    1.1845    1.1046    1.0802    1.0491    1.0260    1.0222    1.0098
         2      2.4784    1.4367    1.1656    1.1189    1.0709    1.0564    1.0217    1.0222    1.0098
         3      2.5255    1.4213    1.1795    1.1132    1.0926    1.0487    1.0260    1.0222    1.0098
         4      2.5393    1.4066    1.2002    1.1092    1.0838    1.0491    1.0260    1.0222    1.0098
         5      2.4479    1.3901    1.1969    1.1053    1.0802    1.0491    1.0260    1.0222    1.0098
      2 of 4    2.5917    1.3951    1.1940    1.0992    1.0709    1.0427    1.0263    1.0222    1.0098
      3 of 5    2.5020    1.3844    1.1900    1.0977    1.0700    1.0468    1.0259    1.0222    1.0098

             Formula Weighted Averaging Methods (80% Decay)

        ALL     2.4729    1.3708    1.1784    1.1001    1.0729    1.0474    1.0261    1.0225    1.0098
         2      2.4990    1.4420    1.1667    1.1165    1.0705    1.0595    1.0223    1.0225    1.0098
         3      2.5486    1.4206    1.1773    1.1103    1.0843    1.0487    1.0261    1.0225    1.0098
         4      2.5644    1.4053    1.1909    1.1040    1.0757    1.0474    1.0261    1.0225    1.0098
         5      2.4918    1.3931    1.1887    1.1007    1.0729    1.0474    1.0261    1.0225    1.0098

      Selected Development Factors

                2.5020    1.3844    1.1900    1.0977    1.0700    1.0468    1.0092    1.0110    1.0000
1.0150

                                                                       EXHIBIT X
                                                                       Sheet 31


                         GREAT AMERICAN INSURANCE GROUP
             Analysis of Loss and Loss Adjustment Expense Reserves
                            as of September 30, 1994
                               Net of Reinsurance
                          Great American Pool - Direct
                                 CMP Liability

                   ADJUSTMENT OF HISTORICAL OUTSTANDING LOSS
                           TO CURRENT ADEQUACY LEVEL

                       ASSUMED ANNUAL TREND RATE:  7 PCT.


AVERAGE OUTSTANDINGS TRENDED TO CURRENT SEVERITY LEVELS:

   ACCIDENT
     YEAR       9      21      33      45      57      69      81      93     105     117
     1985   2,946  17,715  25,608  33,916  30,153  28,373  33,236  30,597  27,855  18,649
     1986   4,165  19,165  31,748  35,179  47,731  32,590  33,958  25,669  18,916
     1987   3,187  18,367  29,221  37,922  46,271  34,472  29,278  19,665
     1988   4,160  18,006  32,201  42,187  48,392  51,099  21,077
     1989   4,556  21,677  32,106  39,683  44,412  28,803
     1990   4,708  27,391  32,421  38,922  35,054
     1991   4,401  18,475  24,090  23,448
     1992   3,677  13,642  22,238
     1993   2,701  10,625
     1994   1,991



NUMBERS OUTSTANDING:

   ACCIDENT
     YEAR       9      21      33      45      57      69      81      93     105     117
     1985   5,570   1,790   1,011     609     387     251     154     116      91      64
     1986   3,771   1,306     751     451     283     177     120      87      60
     1987   3,611   1,216     678     424     248     147     102      78
     1988   3,688   1,142     658     395     264     199     115
     1989   3,534   1,184     671     432     280     175
     1990   3,727   1,170     638     403     264
     1991   3,272   1,142     695     417
     1992   3,134   1,102     664
     1993   3,267   1,226
     1994   4,185

                                                                       EXHIBIT X
                                                                        Sheet 32

                         GREAT AMERICAN INSURANCE GROUP
             Analysis of Loss and Loss Adjustment Expense Reserves
                            as of September 30, 1994
                               Net of Reinsurance
                          Great American Pool - Direct
                                 CMP Liability

                   ADJUSTMENT OF HISTORICAL OUTSTANDING LOSS
                           TO CURRENT ADEQUACY LEVEL

                       ASSUMED ANNUAL TREND RATE:  7 PCT.

      CALENDAR          WEIGHTED AVERAGE       RESERVE ADEQUACY
        YEAR                RESERVE*                INDEX
      --------          ----------------       ----------------
        1994                 10,062                 1.0000
        1993                 13,550                 1.3466

        1993                 13,442                 1.3466
        1992                 15,743                 1.5772

        1992                 15,472                 1.5772
        1991                 17,593                 1.7933

        1991                 17,143                 1.7933
        1990                 15,845                 1.6575

        1990                 15,257                 1.6575
        1989                 13,134                 1.4268

        1989                 12,461                 1.4268
        1988                 12,488                 1.4298

        1988                 10,972                 1.4298
        1987                  9,689                 1.2627

        1987                  7,432                 1.2627
        1986                  7,765                 1.3192

        1986                  4,165                 1.3192
        1985                  2,946                 0.9329



*FOR EACH YEAR-TO-YEAR COMPARISON, THE AVERAGE TRENDED RESERVES AT
 COMPARABLE MATURITIES ARE WEIGHTED BY IDENTICAL CLAIM COUNT WEIGHTS FOR EACH MATURITY EQUAL TO THE LESSER OF THE OUTSTANDING CLAIM
 COUNTS FOR THE TWO YEARS. IN EACH CASE, THE OLDEST MATURITY FOR THE MORE RECENT YEAR IS EXCLUDED, SINCE NO COMPARABLE MATURITY EXISTS FOR THE EARLIER YEAR.

                                                                       EXHIBIT X
                                                                       Sheet 33


                         GREAT AMERICAN INSURANCE GROUP
             Analysis of Loss and Loss Adjustment Expense Reserves
                            as of September 30, 1994
                               Net of Reinsurance
                          Great American Pool - Direct
                                 CMP Liability

                   ADJUSTMENT OF HISTORICAL OUTSTANDING LOSS
                           TO CURRENT ADEQUACY LEVEL

                       ASSUMED ANNUAL TREND RATE:  7 PCT.

OUTSTANDING LOSS ADJUSTED TO CURRENT ADEQUACY LEVEL:

      ACCIDENT
        YEAR         9        21        33        45        57        69        81        93       105       117
        1985     9,566    13,988    12,767     9,623     5,829     3,276     2,327     1,962     1,756     1,190
        1986     6,930    12,346    11,114     7,931     6,221     2,628     2,260     1,553     1,138
        1987     5,676    10,405     9,894     7,394     5,215     2,799     2,064     1,526
        1988     7,151    10,279     9,758     7,593     7,086     7,071     2,432
        1989     8,048    11,817     9,811     9,502     8,642     5,051
        1990     8,076    14,585    11,452    10,881     9,247
        1991     6,554    11,680    11,614     9,769
        1992     6,382    10,434    14,766
        1993     6,126    13,029
        1994     8,330

                                                                   EXHIBIT X
                                                                   Sheet 34


                         GREAT AMERICAN INSURANCE GROUP
             Analysis of Loss and Loss Adjustment Expense Reserves
                            as of September 30, 1994
                               Net of Reinsurance
                          Great American Pool - Direct
                                 CMP Liability
                             Reported Claim Counts


                       APPLICATION OF DEVELOPMENT METHOD


      (1)          (2)         (3)            (4)           (5)
                            AGE-TO-AGE        DEV.
                 CLAIMS        DEV.         FACTOR        ULTIMATE
     YEAR        TO DATE      FACTOR        TO ULT.        CLAIMS
   --------     --------    ----------      -------       --------
     1985        10,525        1.0075        1.0075        10,604
     1986         7,286        1.0035        1.0110         7,366
     1987         6,487        1.0049        1.0160         6,591
     1988         7,217        1.0071        1.0232         7,384
     1989         6,723        1.0082        1.0316         6,935
     1990         7,257        1.0102        1.0421         7,563
     1991         6,777        1.0157        1.0585         7,173
     1992         6,730        1.0331        1.0935         7,359
     1993         6,843        1.0784        1.1792         8,069
     1994         4,267        2.0307        2.3947        10,218

    TOTAL        70,112                                    79,263


       NOTES
        (4)       Cumulative multiplication of (3)
        (5)       (2) x (4)

                                                                   EXHIBIT X
                                                                   Sheet 35


                         GREAT AMERICAN INSURANCE GROUP
            Analysis of Loss and Loss Adjustment Expense Reserves
                            as of September 30, 1994
                               Net of Reinsurance
                          Great American Pool - Direct
                                 CMP Liability
                             Reported Claim Counts
                                   CMP2_NOIN

        Historical Data Development Schedule

       Year          9        21        33        45        57        69        81        93       105       117
       1985      4,237     8,923     9,550     9,860    10,066    10,226    10,351    10,428    10,488    10,525
       1986      3,171     6,266     6,742     6,962     7,092     7,165     7,203     7,259     7,286
       1987      2,475     5,528     6,006     6,222     6,332     6,402     6,450     6,487
       1988      3,199     6,337     6,780     7,013     7,110     7,165     7,217
       1989      2,848     5,853     6,323     6,557     6,661     6,723
       1990      2,949     6,433     6,969     7,164     7,257
       1991      3,004     6,104     6,585     6,777
       1992      3,177     6,253     6,730
       1993      3,406     6,843
       1994      4,267

        Historical Development Factors

       Year     21:9      33:21     45:33     57:45     69:57     81:69     93:81    105:93    117:105    ULT:117
       1985     2.1060    1.0703    1.0325    1.0209    1.0159    1.0122    1.0074    1.0058    1.0035
       1986     1.9760    1.0760    1.0326    1.0187    1.0103    1.0053    1.0078    1.0037
       1987     2.2335    1.0865    1.0360    1.0177    1.0111    1.0075    1.0057
       1988     1.9809    1.0699    1.0344    1.0138    1.0077    1.0073
       1989     2.0551    1.0803    1.0370    1.0159    1.0093
       1990     2.1814    1.0833    1.0280    1.0130
       1991     2.0320    1.0788    1.0292
       1992     1.9682    1.0763
       1993     2.0091
       1994

             Arithmetic Averaging Methods


         2      1.9887    1.0776    1.0286    1.0145    1.0085    1.0074    1.0068    1.0048    1.0035
         4      2.0477    1.0797    1.0321    1.0151    1.0096    1.0081    1.0070    1.0048    1.0035
      2 of 4    2.0206    1.0796    1.0318    1.0149    1.0098    1.0074    1.0071    1.0048    1.0035

             Volume Weighted Averaging Methods

        ALL     2.0565    1.0772    1.0327    1.0169    1.0113    1.0085    1.0071    1.0049    1.0035
         2      1.9894    1.0775    1.0286    1.0144    1.0085    1.0074    1.0068    1.0049    1.0035
         3      2.0027    1.0795    1.0313    1.0142    1.0093    1.0067    1.0071    1.0049    1.0035
         4      2.0448    1.0797    1.0321    1.0150    1.0096    1.0085    1.0071    1.0049    1.0035
         5      2.0467    1.0777    1.0328    1.0158    1.0113    1.0085    1.0071    1.0049    1.0035
      2 of 4    2.0198    1.0795    1.0318    1.0148    1.0098    1.0074    1.0072    1.0049    1.0035
      3 of 5    2.0307    1.0784    1.0331    1.0157    1.0102    1.0082    1.0071    1.0049    1.0035

             Formula Weighted Averaging Methods (80% Decay)

        ALL     2.0289    1.0778    1.0326    1.0162    1.0102    1.0077    1.0071    1.0048    1.0035
         2      1.9916    1.0774    1.0286    1.0142    1.0086    1.0074    1.0067    1.0048    1.0035
         3      2.0038    1.0789    1.0303    1.0140    1.0092    1.0070    1.0071    1.0048    1.0035
         4      2.0235    1.0793    1.0312    1.0148    1.0095    1.0077    1.0071    1.0048    1.0035
         5      2.0278    1.0781    1.0322    1.0155    1.0102    1.0077    1.0071    1.0048    1.0035

      Selected Development Factors

                2.0307    1.0784    1.0331    1.0157    1.0102    1.0082    1.0071    1.0049    1.0035    1.0075

                                                                   EXHIBIT X
                                                                   Sheet 36


                         GREAT AMERICAN INSURANCE GROUP
             Analysis of Loss and Loss Adjustment Expense Reserves
                            as of September 30, 1994
                               Net of Reinsurance
                          Great American Pool - Direct
                                 CMP Liability

                         Calculation of Ultimate CWIP's


        (1)       (2)        (3)        (4)        (5)        (6)        (7)        (8)

               Est. % of                % of                  % of
                Ultimate               Claims                 CWIP
               Clms Open               Closed   In Period    Claims      % of    Remaining
                at Start   Disposal      in        CWIP        in       CWIP's      CWIP
     Maturity  of Period     Rate      Period     Ratio      Period   Remaining    Ratio
     --------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
          9     100.00     0.6122      61.22     0.5746      35.18      55.98     0.5598
         21      38.78     0.4020      15.59     0.5239       8.17      20.81     0.5365
         33      23.19     0.3460       8.02     0.5800       4.65      12.64     0.5450
         45      15.17     0.2981       4.52     0.5800       2.62       7.99     0.5265
         57      10.65     0.2981       3.17     0.5600       1.78       5.36     0.5038
         69       7.47     0.2981       2.23     0.4800       1.07       3.59     0.4800
         81       5.24     0.2981       1.56     0.4800       0.75       2.52     0.4800
         93       3.68     0.2981       1.10     0.4800       0.53       1.77     0.4800
        105       2.58     0.2981       0.77     0.4800       0.37       1.24     0.4800
        117       1.81     1.0000       1.81     0.4800       0.87       0.87     0.4800

      Total                           100.00                 55.98


         (9)        (10)        (11)        (12)        (13)        (14)        (15)

                               Claims                               CWIP
                               Closed     Open and                 Claims
                  Ultimate       to        Unrptd    Remaining       to       Ultimate
      Maturity     Claims       Date       Claims      CWIP's       Date       CWIP's
      --------   ---------   ---------   ---------   ---------   ---------   ---------
           9      10,218       2,743       7,475       4,185       2,011       6,196
          21       8,069       5,784       2,285       1,226       3,655       4,881
          33       7,359       6,141       1,218         664       4,012       4,676
          45       7,173       6,382         791         417       4,555       4,972
          57       7,563       7,039         524         264       5,153       5,417
          69       6,935       6,570         365         175       5,031       5,206
          81       7,384       7,144         240         115       5,529       5,644
          93       6,591       6,429         162          78       5,027       5,105
         105       7,366       7,241         125          60       5,641       5,701
         117      10,604      10,471         133          64       8,337       8,401

       Total      79,263      65,944      13,319       7,248      48,951      56,199


     Notes:  (4) = (2) x (3)         (12) = (11) - (10)
             (6) = (4) x (5)         (13) = (12) x (8)
             (7) = (6) accumulated from bottom.
             (8) = (7) / (2)         (15) = (13) + (14)

12/08/94                                                          EXHIBIT X
 4:51 pm                                                          Sheet 37


                         GREAT AMERICAN INSURANCE GROUP
             Analysis of Loss and Loss Adjustment Expense Reserves
                            as of September 30, 1994
                               Net of Reinsurance
                          Great American Pool - Direct
                                 CMP Liability
           CWIP Ratios: Ratio of In-Period CWIPs to In-Period Closed


        Historical Data Development Schedule

       Year          9        21        33        45        57        69        81        93       105       117
       1985     0.9209    0.8108    0.7173    0.7204    0.6201    0.4964    0.4778    0.4086    0.2660    0.3913
       1986     0.8878    0.7696    0.6912    0.7126    0.6486    0.6424    0.6000    0.4714    0.5294
       1987     0.8814    0.7967    0.6951    0.6496    0.6984    0.6012    0.5357    0.4068
       1988     0.8717    0.7598    0.7035    0.6958    0.5696    0.5462    0.6269
       1989     0.8686    0.7685    0.6302    0.6097    0.7170    0.6213
       1990     0.8497    0.7360    0.5654    0.5905    0.5865
       1991     0.8538    0.6721    0.5594    0.6572
       1992     0.7691    0.6158    0.5239
       1993     0.7231    0.5746
       1994     0.7331

WEIGHTED AVERAGES:

     Individual Column Averages

        2       0.7286    0.5944    0.5413    0.6248    0.6481    0.5903    0.5917    0.4419    0.3586    0.3913
        3       0.7403    0.6190    0.5501    0.6200    0.6215    0.5943    0.5942    0.4279    0.3586    0.3913
        4       0.7655    0.6491    0.5693    0.6380    0.6423    0.6071    0.5484    0.4279    0.3586    0.3913
        5       0.7807    0.6712    0.5920    0.6403    0.6437    0.5732    0.5484    0.4279    0.3586    0.3913
        6       0.7939    0.6861    0.6084    0.6529    0.6382    0.5732    0.5484    0.4279    0.3586    0.3913

Averages of All Remaining Columns

     Individual Diagonal Averages

         1      0.6254    0.5720    0.5672    0.5989    0.5647    0.5539    0.5176    0.4358    0.4500    0.3913
         2      0.6360    0.5977    0.5642    0.5681    0.5527    0.4578    0.4153    0.3537    0.2660
         3      0.6725    0.6344    0.5722    0.5787    0.5580    0.5506    0.5053    0.4086
         4      0.7437    0.7022    0.6374    0.6433    0.6113    0.5516    0.4778

     Multiple Diagonal Averages

         2      0.6304    0.5843    0.5658    0.5847    0.5593    0.5124    0.4724    0.3965    0.3692    0.3913
         3      0.6436    0.6005    0.5680    0.5828    0.5589    0.5237    0.4806    0.3991    0.3692    0.3913
         4      0.6679    0.6262    0.5848    0.5976    0.5719    0.5302    0.4800    0.3991    0.3692    0.3913
         5      0.6852    0.6444    0.5957    0.5987    0.5716    0.5252    0.4800    0.3991    0.3692    0.3913
        ALL     0.7423    0.6955    0.6272    0.6182    0.5767    0.5252    0.4800    0.3991    0.3692    0.3913

Selected CWIP Ratios:

                          0.5746    0.5239    0.5800    0.5800    0.5600    0.4800    0.4800    0.4800    0.4800

12/08/94                                                           EXHIBIT X
 4:52 pm                                                           Sheet 38


                         GREAT AMERICAN INSURANCE GROUP
             Analysis of Loss and Loss Adjustment Expense Reserves
                            as of September 30, 1994
                               Net of Reinsurance
                          Great American Pool - Direct
                                 CMP Liability
          Disposal Rates: In-Period Closed Counts / Ult. Open at Start


        Historical Data Development Schedule

       Year          9        21        33        45        57        69        81        93       105       117
       1985     0.2899    0.6191    0.3787    0.3131    0.2925    0.3164    0.3429    0.2391    0.3176    0.3417
       1986     0.2951    0.6169    0.4037    0.3549    0.3384    0.3259    0.2783    0.2842    0.2892
       1987     0.2572    0.6140    0.4096    0.3505    0.3477    0.3554    0.2757    0.2674
       1988     0.3039    0.6519    0.3845    0.3432    0.3179    0.2412    0.3579
       1989     0.2776    0.6103    0.4169    0.3444    0.2841    0.3163
       1990     0.2630    0.6233    0.4482    0.3435    0.3116
       1991     0.2776    0.6115    0.3969    0.3484
       1992     0.2724    0.6163    0.4070
       1993     0.2766    0.6085
       1994     0.2684

WEIGHTED AVERAGES:

     Individual Column Averages

        2       0.2720    0.6122    0.4020    0.3460    0.2980    0.2802    0.3210    0.2762    0.3070    0.3417
        3       0.2722    0.6120    0.4177    0.3455    0.3044    0.3039    0.3067    0.2594    0.3070    0.3417
        4       0.2733    0.6149    0.4175    0.3449    0.3151    0.3095    0.3200    0.2594    0.3070    0.3417
        5       0.2714    0.6140    0.4116    0.3460    0.3199    0.3116    0.3200    0.2594    0.3070    0.3417
        6       0.2723    0.6201    0.4112    0.3475    0.3131    0.3116    0.3200    0.2594    0.3070    0.3417

Averages of All Remaining Columns

     Individual Diagonal Averages

         1      0.3831    0.4862    0.3573    0.3279    0.3170    0.3197    0.3216    0.2989    0.3172    0.3417
         2      0.3912    0.4783    0.3377    0.3011    0.2775    0.2738    0.2928    0.3024    0.3176
         3      0.4006    0.4918    0.3716    0.3191    0.3042    0.2959    0.2574    0.2391
         4      0.4129    0.5058    0.3716    0.3413    0.3401    0.3351    0.3429

     Multiple Diagonal Averages

         2      0.3869    0.4824    0.3477    0.3150    0.2981    0.2981    0.3082    0.3006    0.3174    0.3417
         3      0.3911    0.4854    0.3555    0.3163    0.2999    0.2975    0.2937    0.2849    0.3174    0.3417
         4      0.3962    0.4904    0.3592    0.3220    0.3090    0.3055    0.3029    0.2849    0.3174    0.3417
         5      0.3949    0.4902    0.3585    0.3246    0.3120    0.3071    0.3029    0.2849    0.3174    0.3417
        ALL     0.3990    0.5100    0.3607    0.3234    0.3098    0.3071    0.3029    0.2849    0.3174    0.3417

Selected Disposal Rates:

                          0.6122    0.4020    0.3460    0.2981    0.2981    0.2981    0.2981    0.2981    0.2981

                                                                   EXHIBIT X
                                                                   Sheet 39


                         GREAT AMERICAN INSURANCE GROUP
             Analysis of Loss and Loss Adjustment Expense Reserves
                            as of September 30, 1994
                               Net of Reinsurance
                          Great American Pool - Direct
                                 CMP Liability
                                   Paid ALAE
                             (amounts in thousands)

                   Application of Generalized Cape Cod Method
                                on a Paid Basis
                          (using a decay rate of 75%)

                        (calculation includes 10 years)

     (1)           (2)        (3)         (4)           (5)          (6)
                 Selected     ALAE                    Portion of     ALAE
                 Ultimate    Ratio      Exposure       Ultimate      Paid
     Year          Loss      Index        Base       Paid to Date   to Date
   --------     ---------   --------  ------------   ------------   -------
     1985         56,541     1.0000     56,540.58        0.9302      15,169
     1986         43,652     1.0000     43,652.11        0.8862      13,122
     1987         41,321     1.0000     41,320.59        0.8174      11,953
     1988         45,549     1.0000     45,549.05        0.7431      11,135
     1989         47,280     1.0000     47,279.66        0.6303      10,879
     1990         54,071     1.0413     56,304.61        0.5123      10,132
     1991         46,028     1.0804     49,728.69        0.3688       9,138
     1992         41,157     1.0804     44,466.44        0.2094       4,816
     1993         39,637     1.0804     42,823.96        0.0745       2,025
     1994         44,651     1.0804     48,240.40        0.0130         470

   TOTAL         459,886               475,906.08                    88,838

     (1)           (7)         (8)         (9)           (10)        (11)
                Developed    Expected
                 ALAE to     ALAE to     Expected                  Indicated
                 Exposure    Exposure    Ultimate       Unpaid      Ultimate
     Year         Ratio       Ratio        ALAE          ALAE         ALAE
    ------      ----------   --------    --------       ------      --------
     1985          0.288       0.329      18,614         1,299       16,468
     1986          0.339       0.338      14,734         1,677       14,799
     1987          0.354       0.345      14,237         2,599       14,552
     1988          0.329       0.350      15,954         4,098       15,233
     1989          0.365       0.359      16,990         6,281       17,160
     1990          0.351       0.369      20,793        10,140       20,273
     1991          0.498       0.385      19,156        12,092       21,230
     1992          0.517       0.395      17,565        13,886       18,702
     1993          0.635       0.401      17,176        15,897       17,922
     1994          0.746       0.403      19,439        19,186       19,655

 TOTAL                                   174,658        87,155      175,993


 Notes :

 (4)  (2) x (3)
 (5)  Reciprocal of development factor to ultimate.
 (7)  (6)/[(4)x(5)]
 (8) Weighted average of (7) with weights equal to (4)x(5)x0.75 LAG where LAG = absolute value of difference in years.
 (9)  (4) x (8)
 (10) (9) x [1.0-(5)]
 (11) (6) + (10)

                                                                   EXHIBIT X
                                                                   Sheet 40


                         GREAT AMERICAN INSURANCE GROUP
             Analysis of Loss and Loss Adjustment Expense Reserves
                            as of September 30, 1994
                               Net of Reinsurance
                          Great American Pool - Direct
                                 CMP Liability
                                   Paid ALAE
                             (amounts in thousands)


                       APPLICATION OF DEVELOPMENT METHOD
                                 ON PAID BASIS

      (1)          (2)         (3)         (4)           (5)          (6)
                            AGE-TO-AGE     DEV.
                  PAID         DEV.      FACTOR                    INDICATED
     YEAR        TO DATE      FACTOR     TO ULT.       ULTIMATE     RESERVES
   --------     --------    ----------   -------       --------    ---------
     1985        15,169      1.0750      1.0750        16,307         1,138
     1986        13,122      1.0497      1.1284        14,807         1,685
     1987        11,953      1.0841      1.2233        14,622         2,669
     1988        11,135      1.1000      1.3457        14,983         3,849
     1989        10,879      1.1790      1.5865        17,260         6,381
     1990        10,132      1.2701      2.0151        20,417        10,285
     1991         9,138      1.4000      2.8211        25,780        16,641
     1992         4,816      1.7610      4.9679        23,924        19,108
     1993         2,025      2.8127     13.9733        28,292        26,267
     1994           470      6.0055     83.9165        39,422        38,952

    TOTAL        88,838                               215,814       126,975


       NOTES
        (4)       Cumulative multiplication of (3)
        (5)       (2) x (4)

12/08/94                                                           EXHIBIT X
 4:58 pm                                                           Sheet 41


                         GREAT AMERICAN INSURANCE GROUP
             Analysis of Loss and Loss Adjustment Expense
                                   Reserves
                            as of September 30, 1994
                               Net of Reinsurance
                          Great American Pool - Direct
                                 CMP Liability
                                   Paid ALAE
                             (amounts in thousands)


        Historical Data Development Schedule

       Year          9        21        33        45        57        69        81        93       105    117
       1985         46       831     2,339     4,894     7,176     9,343    11,308    13,295    14,451    15,169
       1986        121       835     3,371     6,481     8,929    10,548    11,650    12,042    13,122
       1987         23       476     2,189     5,044     7,756    10,485    11,414    11,953
       1988         30       573     2,199     4,716     7,038     9,025    11,135
       1989         31       766     2,852     6,011     8,813    10,879
       1990        152     1,387     4,041     7,293    10,132
       1991        377     1,943     5,270     9,138
       1992        258     1,700     4,816
       1993        359     2,025
       1994        470

        Historical Development Factors

       Year       21:9     33:21     45:33     57:45     69:57     81:69     93:81    105:93   117:105    ULT:117
       1985    18.2095    2.8158    2.0924    1.4664    1.3018    1.2104    1.1757    1.0870    1.0497
       1986     6.9193    4.0372    1.9224    1.3777    1.1814    1.1045    1.0336    1.0897
       1987    20.5541    4.6021    2.3048    1.5375    1.3519    1.0887    1.0472
       1988    19.1522    3.8388    2.1447    1.4923    1.2823    1.2337
       1989    24.8748    3.7246    2.1073    1.4662    1.2344
       1990     9.1280    2.9125    1.8049    1.3892
       1991     5.1574    2.7122    1.7341
       1992     6.5849    2.8325
       1993     5.6366
       1994

             Arithmetic Averaging Methods


         2      6.1108    2.7724    1.7695    1.4277    1.2584    1.1612    1.0404    1.0884    1.0497
         4      6.6267    3.0455    1.9478    1.4713    1.2625    1.1593    1.0855    1.0884    1.0497
      2 of 4    6.1108    2.8725    1.9561    1.4793    1.2584    1.1575    1.0759    1.0884    1.0497

             Volume Weighted Averaging Methods

        ALL     7.5453    3.1816    1.9576    1.4473    1.2661    1.1550    1.0849    1.0883    1.0497
         2      6.0332    2.7683    1.7648    1.4240    1.2557    1.1558    1.0403    1.0883    1.0497
         3      5.7013    2.8081    1.8451    1.4419    1.2873    1.1378    1.0849    1.0883    1.0497
         4      6.1557    2.9292    1.8910    1.4628    1.2582    1.1550    1.0849    1.0883    1.0497
         5      6.6454    3.0110    1.9457    1.4441    1.2661    1.1550    1.0849    1.0883    1.0497
      2 of 4    6.0332    2.8685    1.9300    1.4777    1.2557    1.1542    1.0755    1.0883    1.0497
      3 of 5    6.6446    3.0386    1.9820    1.4419    1.2701    1.1547    1.0849    1.0883    1.0497

             Formula Weighted Averaging Methods (80% Decay)

        ALL     7.8312    3.0728    1.9870    1.4458    1.2649    1.1536    1.0676    1.0884    1.0497
         2      5.9828    2.7750    1.7610    1.4198    1.2531    1.1639    1.0411    1.0884    1.0497
         3      5.7055    2.8127    1.8181    1.4420    1.2792    1.1379    1.0676    1.0884    1.0497
         4      6.0055    2.8712    1.8821    1.4620    1.2562    1.1536    1.0676    1.0884    1.0497
         5      6.3737    2.9535    1.9472    1.4399    1.2649    1.1536    1.0676    1.0884    1.0497

      Selected Development Factors

                6.0055    2.8127    1.7610    1.4000    1.2701    1.1790    1.1000    1.0841    1.0497    1.0750

11/25/94                                                           EXHIBIT X
 2:45 pm                                                           Sheet 42a


                         GREAT AMERICAN INSURANCE GROUP
             Analysis of Loss and Loss Adjustment Expense Reserves
                            as of September 30, 1994
                               Net of Reinsurance
                          Great American Pool - Direct
                                 CMP Liability
                                   Paid ALAE
                             (amounts in thousands)


        Historical Data Development Schedule

Year    9     21     33     45      57      69      81      93     105     117     129     141     153    165     177
1985                                                             4,679                                          4,912
1986                                                     6,316   6,795                                  7,245
1987                                             8,780   9,501  10,193                          10,715
1988                                     8,822  10,164  11,067  11,584                  12,212
1989                             8,436  10,782  13,340  15,389  17,080          17,546
1990   46    831  2,339  4,894   7,176   9,343  11,308  13,295  14,451  15,169
1991  121    835  3,371  6,481   8,929  10,548  11,650  12,042  13,122
1992   23    476  2,189  5,044   7,756  10,485  11,414  11,953
1993   30    573  2,199  4,716   7,038   9,025  11,135
1994   31    766  2,852  6,011   8,813  10,879
1995  152  1,387  4,041  7,293  10,132
1996  377  1,943  5,270  9,138
1997  258  1,700  4,816
1998  359  2,025
1999  470

11/25/94                                                           EXHIBIT X
 2:45 pm                                                           Sheet 42b


                         GREAT AMERICAN INSURANCE GROUP
             Analysis of Loss and Loss Adjustment Expense Reserves
                            as of September 20, 1994
                               Net of Reinsurance
                          Great American Pool - Direct
                                 CMP Liability
                                   Paid ALAE
                             (amounts in thousands)

        Historical Development Factors

Year     21:9   33:21   45:33   57:45   69:57   81:69   93:81  105:93  117:105  129:117  141:129  153:141  165:153  177:165  189:177
1985
1986                                                           1.0760
1987                                                   1.0821  1.0729
1988                                           1.1520  1.0889  1.0467
1989                                   1.2782  1.2372  1.1536  1.1099
1990  18.2095  2.8158  2.0924  1.4664  1.3018  1.2104  1.1757  1.0870   1.0497
1991   6.9193  4.0372  1.9224  1.3777  1.1814  1.1045  1.0336  1.0897
1992  20.5541  4.6021  2.3048  1.5375  1.3519  1.0887  1.0472
1993  19.1522  3.8388  2.1447  1.4923  1.2823  1.2337
1994  24.8748  3.7246  2.1073  1.4662  1.2344
1995   9.1280  2.9125  1.8049  1.3892
1996   5.1574  2.7122  1.7341
1997   6.5849  2.8325
1998   5.6366
1999

             Arithmetic Averaging Methods


         2      6.1108    2.7724    1.7695    1.4277    1.2584    1.1612    1.0404    1.0884    1.0497
         4      6.6267    3.0455    1.9478    1.4713    1.2625    1.1593    1.1025    1.0833    1.0497
      2 of 4    6.1108    2.8725    1.9561    1.4793    1.2584    1.1575    1.1004    1.0884    1.0497

             Volume Weighted Averaging Methods

        ALL     7.5453    3.1816    1.9576    1.4473    1.2682    1.1696    1.0989    1.0831    1.0497
         2      6.0332    2.7683    1.7648    1.4240    1.2557    1.1558    1.0403    1.0883    1.0497
         3      5.7013    2.8081    1.8451    1.4419    1.2873    1.1378    1.0849    1.0965    1.0497
         4      6.1557    2.9292    1.8910    1.4628    1.2582    1.1550    1.1041    1.0858    1.0497
         5      6.6454    3.0110    1.9457    1.4441    1.2661    1.1727    1.1014    1.0838    1.0497
      2 of 4    6.0332    2.8685    1.9300    1.4777    1.2557    1.1542    1.1045    1.0883    1.0497
      3 of 5    6.6446    3.0386    1.9820    1.4419    1.2701    1.1790    1.1000    1.0841    1.0497

             Formula Weighted Averaging Methods (80% Decay)

        ALL     7.8312    3.0728    1.9870    1.4458    1.2688    1.1800    1.0875    1.0855    1.0497
         2      5.9828    2.7750    1.7610    1.4198    1.2531    1.1639    1.0411    1.0884    1.0497
         3      5.7055    2.8127    1.8181    1.4420    1.2792    1.1379    1.0676    1.0935    1.0497
         4      6.0055    2.8712    1.8821    1.4620    1.2562    1.1536    1.0890    1.0881    1.0497
         5      6.3737    2.9535    1.9472    1.4399    1.2649    1.1825    1.0887    1.0864    1.0497

                                                                   EXHIBIT X
                                                                   Sheet 43


                         GREAT AMERICAN INSURANCE GROUP
             Analysis of Loss and Loss Adjustment Expense Reserves
                            as of September 30, 1994
                               Net of Reinsurance
                          Great American Pool - Direct
                                 CMP Liability
                            Salvage and Subrogation
                             (amounts in thousands)

                   Application of Generalized Cape Cod Method
                           for Salvage & Subrogation
                          (using a decay rate of 75%)

                        (calculation includes 10 years)

     (1)           (2)         (3)        (4)            (5)         (6)
                Selected       S&S                    Portion of     S&S
                Ultimate      Ratio     Exposure       Ultimate    Reported
     Year         Loss        Index       Base         Reported    to Date
   --------     ---------   --------  ------------   ------------   -------
     1985         56,541     1.0000     56,540.58        0.9615       1,798
     1986         43,652     1.0000     43,652.11        0.9279       1,127
     1987         41,321     1.0000     41,320.59        0.8832         392
     1988         45,549     1.0000     45,549.05        0.8254         381
     1989         47,280     1.0000     47,279.66        0.7504         841
     1990         54,071     1.0000     54,071.46        0.6512         568
     1991         46,028     1.0000     46,028.04        0.5287         182
     1992         41,157     1.0000     41,157.39        0.2480          50
     1993         39,637     1.0000     39,637.13        0.1000          57
     1994         44,651     1.0000     44,650.50        0.0097          10

   TOTAL         459,886               459,886.49                     5,406

     (1)           (7)         (8)         (9)           (10)        (11)
                Developed    Expected
                 S&S  to     S&S  to     Expected                  Indicated
                 Exposure    Exposure    Ultimate        IBNR       Ultimate
     Year         Ratio       Ratio        S&S           S&S          S&S
   --------     ---------   --------  ------------   ------------   -------
     1985          0.033       0.024       1,336            51        1,849
     1986          0.028       0.022         952            69        1,196
     1987          0.011       0.019         803            94          486
     1988          0.010       0.018         830           145          526
     1989          0.024       0.018         852           213        1,054
     1990          0.016       0.017         921           321          889
     1991          0.007       0.016         732           345          527
     1992          0.005       0.015         634           477          527
     1993          0.014       0.015         610           549          606
     1994          0.023       0.015         689           682          692

 TOTAL                                     8,360         2,946        8,352


 Notes :

 (4)  (2) x (3)
 (5)  Reciprocal of development factor to ultimate.
 (7)  (6)/[(4)x(5)]
 (8)  Weighted average of (7) with weights equal to (4)x(5)x 0.75   LAG
      where LAG = absolute value of difference in years.
 (9)  (4) x (8)
 (10) (9) x [1.0-(5)]
 (11) (6) + (10)

                                                                   EXHIBIT X
                                                                   Sheet 44


                         GREAT AMERICAN INSURANCE GROUP
             Analysis of Loss and Loss Adjustment Expense Reserves
                            as of September 30, 1994
                               Net of Reinsurance
                          Great American Pool - Direct
                                 CMP Liability
                            Salvage and Subrogation
                             (amounts in thousands)


                       APPLICATION OF DEVELOPMENT METHOD
                               ON INCURRED BASIS

      (1)          (2)         (3)         (4)           (5)          (6)
                            AGE-TO-AGE     DEV.
                REPORTED       DEV.      FACTOR                    INDICATED
     YEAR        TO DATE      FACTOR     TO ULT.       ULTIMATE      IBNR
   --------     --------    ----------   -------       --------    ---------
     1985         1,798      1.0400      1.0400         1,870            72
     1986         1,127      1.0362      1.0776         1,215            88
     1987           392      1.0507      1.1323           444            52
     1988           381      1.0700      1.2115           462            81
     1989           841      1.1000      1.3327         1,121           280
     1990           568      1.1522      1.5355           872           304
     1991           182      1.2318      1.8915           344           162
     1992            50      2.1322      4.0330           202           152
     1993            57      2.4798     10.0010           570           513
     1994            10     10.3031    103.0416         1,030         1,020

    TOTAL         5,406                                 8,129         2,723


       NOTES
        (4)       Cumulative multiplication of (3)
        (5)       (2) x  (4)

12/08/94                                                           EXHIBIT X
 5:14 pm                                                           Sheet 45


                         GREAT AMERICAN INSURANCE GROUP
             Analysis of Loss and Loss Adjustment Expense Reserves
                            as of September 30, 1994
                               Net of Reinsurance
                          Great American Pool - Direct
                                 CMP Liability
                            Salvage and Subrogation
                             (amounts in thousands)


        Historical Data Development Schedule

       Year          9        21        33        45        57        69        81        93       105       117
       1985         19       135       620     1,151     1,505     1,548     1,647     1,744     1,758     1,798
       1986         11        81       189       515       694       960     1,048     1,067     1,127
       1987          3        64       158       192       195       249       250       392
       1988          3        47       104       176       236       238       381
       1989         14       131       223       778       805       841
       1990         11       142       179       399       568
       1991          8        62        91       182
       1992          4        16        50
       1993          4        57
       1994         10

        Historical Development Factors

       Year     21:9      33:21     45:33     57:45     69:57     81:69     93:81    105:93    117:105     ULT:117
       1985     7.1053    4.5926    1.8565    1.3076    1.0286    1.0640    1.0589    1.0080    1.0228
       1986     7.3636    2.3333    2.7249    1.3476    1.3833    1.0917    1.0181    1.0562
       1987    21.3333    2.4688    1.2152    1.0156    1.2769    1.0040    1.5680
       1988    15.6667    2.2128    1.6923    1.3409    1.0085    1.6008
       1989     9.3571    1.7023    3.4888    1.0347    1.0447
       1990    12.9091    1.2606    2.2291    1.4236
       1991     7.7500    1.4677    2.0000
       1992     4.0000    3.1250
       1993    14.2500
       1994

             Arithmetic Averaging Methods


         2      9.1250    2.2964    2.1146    1.2292    1.0266    1.3024    1.2931    1.0321    1.0228
         4      9.7273    1.8889    2.3526    1.2037    1.1784    1.1901    1.2150    1.0321    1.0228
      2 of 4   10.3296    1.5850    2.1146    1.1878    1.1608    1.0779    1.1760    1.0321    1.0228

             Volume Weighted Averaging Methods

        ALL     9.5455    2.3805    2.1695    1.2467    1.1168    1.1105    1.0876    1.0263    1.0228
         2      9.1250    1.8077    2.1519    1.1665    1.0365    1.2957    1.1240    1.0263    1.0228
         3      8.4375    1.4546    2.7566    1.1892    1.0744    1.1603    1.0876    1.0263    1.0228
         4     10.2593    1.5470    2.5712    1.1676    1.1855    1.1105    1.0876    1.0263    1.0228
         5      9.9512    1.6256    2.2874    1.2126    1.1168    1.1105    1.0876    1.0263    1.0228
      2 of 4   10.7368    1.6269    2.1519    1.0912    1.0900    1.0746    1.0773    1.0263    1.0228
      3 of 5   10.1515    1.7417    2.0241    1.1811    1.0531    1.0941    1.0876    1.0263    1.0228

             Formula Weighted Averaging Methods (80% Decay)

        ALL    10.2304    2.0327    2.0650    1.2290    1.0674    1.0998    1.0880    1.0289    1.0228
         2      9.6944    1.8719    2.1401    1.1866    1.0378    1.3289    1.1444    1.0289    1.0228
         3      8.5528    1.5050    2.5347    1.2145    1.0562    1.1539    1.0880    1.0289    1.0228
         4     10.3141    1.5879    2.3278    1.1297    1.1048    1.0998    1.0880    1.0289    1.0228
         5      9.9425    1.6709    2.1477    1.1732    1.0674    1.0998    1.0880    1.0289    1.0228

      Selected Development Factors

               10.3031    2.4798    2.1322    1.2318    1.1522    1.1000    1.0700    1.0507    1.0362    1.0400

                                                                   EXHIBIT X
                                                                   Sheet 46


                         GREAT AMERICAN INSURANCE GROUP
             Analysis of Loss and Loss Adjustment Expense Reserves
                            as of September 30, 1994
                               Net of Reinsurance
                          Great American Pool - Direct
                                 CMP Liability

                      Measurement of Calendar Year Trends
                        In Paid Losses Per Closed Claim


Non-Cumulative Paid Losses Per Closed Claim :

        Year       9      21      33      45      57      69      81      93     105     117
        1985     997   2,233  10,058  14,948  22,648  20,971  16,931  22,215  13,979  16,000
        1986     868   2,760   9,523  19,929  18,556  35,024  18,021  19,529  28,275
        1987     887   2,391   9,341  18,312  20,000  42,964  21,179  27,525
        1988   1,082   2,301  10,125  25,452  17,130  23,958  59,970
        1989   1,179   2,574  12,168  16,952  28,580  37,680
        1990   1,235   2,895  14,759  16,246  25,072
        1991   1,161   2,897  11,484  17,875
        1992   1,115   2,167   6,380
        1993     865   1,842
        1994     919

Non-Cumulative Numbers Closed :

        Year       9      21      33      45      57      69      81      93     105     117
        1985   3,074   4,662   1,086     558     358     274     203      93      94      69
        1986   2,174   3,203     803     421     259     165      95      70      51
        1987   1,695   3,006     774     391     252     168      84      59
        1988   2,244   3,351     688     378     230     119     134
        1989   1,925   3,058     814     392     212     169
        1990   1,989   3,474     941     398     237
        1991   1,991   3,169     799     423
        1992   2,005   3,300     836
        1993   2,232   3,552
        1994   2,743

                                                                   EXHIBIT X
                                                                   Sheet 47


                         GREAT AMERICAN INSURANCE GROUP
             Analysis of Loss and Loss Adjustment Expense Reserves
                            as of September 30, 1994
                               Net of Reinsurance
                          Great American Pool - Direct
                                 CMP Liability

                      MEASUREMENT OF CALENDAR YEAR TRENDS
                        IN PAID LOSSES PER CLOSED CLAIM


                  WEIGHTED                                          WEIGHTED                 WEIGHTED
    CALENDAR      AVERAGE       SEVERITY     ANNUAL      EXPON.      EXPON.      EXPON.       EXPON.
      YEAR        PAYMENT        INDEX       CHANGE       FIT         FIT         FIT          FIT
    --------      --------      --------     -------    -------     --------     --------    --------
      1994          5,272        1.0000      102.60      1.0635      1.0596      1.0499      1.0450
      1993          5,139        0.9747

      1993          5,285        0.9747       86.89      1.0377      1.0349      1.0330      1.0301
      1992          6,083        1.1218

      1992          6,221        1.1218       98.99      1.0124      1.0107      1.0164      1.0155
      1991          6,284        1.1333

      1991          6,121        1.1333      123.55      0.9878      0.9870      1.0000      1.0011
      1990          4,954        0.9172

      1990          4,617        0.9172       99.29      0.9638      0.9640      0.9839      0.9869
      1989          4,650        0.9238

      1989          4,049        0.9238      108.17      0.9403      0.9414      0.9680      0.9729
      1988          3,744        0.8541

      1988          3,028        0.8541       93.23      0.9175      0.9194
      1987          3,248        0.9161



Fits Using All Availible Points                          Fits Using Latest 6 Points

Exponential Fit :      2.49 %     R-squared = 0.359      Exponential Fit :      1.64 %    R-squared = 0.108
Weighted Expon. Fit :  2.39 %     R-squared = 0.335      Weighted Expon. Fit :  1.44 %    R-squared = 0.088
ARITHMETIC AVERAGE :   1.82                              ARITHMETIC AVERAGE :   3.25
WEIGHTED ARITH. AVG :  1.85                              WEIGHTED ARITH. AVG :  3.04
GEOMETRIC AVERAGE :    1.26                              GEOMETRIC AVERAGE :    2.66
WEIGHTED GEOM. AVG :   1.30                              WEIGHTED GEOM. AVG :   2.46


      FOR EACH YEAR-TO-YEAR COMPARISON, THE AVERAGE TRENDED PAYMENTS AT COMPARABLE MATURITIES ARE WEIGHTED BY IDENTICAL CLAIM COUNT WEIGHTS FOR EACH MATURITY EQUAL TO THE LESSER OF THE CLOSED CLAIM
      COUNTS FOR THE TWO YEARS.

      EACH CALENDAR YEAR INDEX IS WEIGHTED BY TOTAL CLOSED CLAIM COUNTS FOR THE CALENDAR YEAR

      EACH YEAR-TO-YEAR CHANGE IS WEIGHTED BY THE TOTAL VALUE OF THE WEIGHTS DETERMINED ACCORDING TO THE FIRST FOOTNOTE

12/08/94                                                           EXHIBIT X
 5:29 pm                                                           Sheet 48


                         GREAT AMERICAN INSURANCE GROUP
             Analysis of Loss and Loss Adjustment Expense Reserves
                            as of September 30, 1994
                               Net of Reinsurance
                          Great American Pool - Direct
                                 CMP Liability
                       Ratio of CWIP's to Ultimate CWIP's


        Historical Data Development Schedule

       Year          9        21        33        45        57        69        81        93       105       117
       1985     0.3370    0.7869    0.8797    0.9275    0.9540    0.9701    0.9817    0.9862    0.9892    0.9924
       1986     0.3385    0.7709    0.8682    0.9209    0.9503    0.9689    0.9789    0.9847    0.9894
       1987     0.2927    0.7619    0.8673    0.9170    0.9515    0.9713    0.9801    0.9848
       1988     0.3465    0.7976    0.8834    0.9300    0.9532    0.9647    0.9796
       1989     0.3211    0.7725    0.8710    0.9170    0.9462    0.9663
       1990     0.3120    0.7840    0.8823    0.9256    0.9513
       1991     0.3419    0.7704    0.8603    0.9162
       1992     0.3298    0.7643    0.8580
       1993     0.3307    0.7488
       1994     0.3246

12/08/94                                                           EXHIBIT X
 5:31 pm                                                           Sheet 49


                         GREAT AMERICAN INSURANCE GROUP
             Analysis of Loss and Loss Adjustment Expense Reserves
                            as of September 30, 1994
                               Net of Reinsurance
                          Great American Pool - Direct
                                 CMP Liability
                       Ratio of Closed to Ultimate Counts


        Historical Data Development Schedule

       Year          9        21        33        45        57        69        81        93       105       117
       1985     0.2899    0.7295    0.8320    0.8846    0.9183    0.9442    0.9633    0.9721    0.9810    0.9875
       1986     0.2951    0.7299    0.8390    0.8961    0.9313    0.9537    0.9666    0.9761    0.9830
       1987     0.2572    0.7133    0.8307    0.8900    0.9283    0.9538    0.9665    0.9755
       1988     0.3039    0.7577    0.8508    0.9020    0.9332    0.9493    0.9674
       1989     0.2776    0.7185    0.8359    0.8924    0.9230    0.9473
       1990     0.2630    0.7224    0.8468    0.8994    0.9308
       1991     0.2776    0.7193    0.8307    0.8897
       1992     0.2724    0.7209    0.8345
       1993     0.2766    0.7168
       1994     0.2684

12/08/94                                                           EXHIBIT X
 6:08 pm                                                           Sheet 50
                         GREAT AMERICAN INSURANCE GROUP
             Analysis of Loss and Loss Adjustment Expense Reserves
                            as of September 30, 1994
                               Net of Reinsurance
                          Great American Pool - Direct
                                 CMP Liability
                Cumulative Ratio of CWIP Counts to Closed Counts


        Historical Data Development Schedule

       Year          9        21        33        45        57        69        81        93       105       117
       1985     0.9209    0.8546    0.8377    0.8307    0.8230    0.8140    0.8073    0.8037    0.7989    0.7962
       1986     0.8878    0.8174    0.8010    0.7953    0.7898    0.7863    0.7838    0.7808    0.7790
       1987     0.8814    0.8273    0.8086    0.7980    0.7939    0.7887    0.7854    0.7819
       1988     0.8717    0.8046    0.7936    0.7880    0.7807    0.7767    0.7739
       1989     0.8686    0.8071    0.7823    0.7714    0.7696    0.7658
       1990     0.8497    0.7774    0.7463    0.7371    0.7321
       1991     0.8538    0.7422    0.7177    0.7137
       1992     0.7691    0.6737    0.6533
       1993     0.7231    0.6319
       1994     0.7331

12/08/94                                                           EXHIBIT X
 6:12 pm                                                           Sheet 51


                         GREAT AMERICAN INSURANCE GROUP
             Analysis of Loss and Loss Adjustment Expense Reserves
                            as of September 30, 1994
                               Net of Reinsurance
                          Great American Pool - Direct
                                 CMP Liability
                        Average Outstanding Claim Amount


        Historical Data Development Schedule

     Year          9        21        33        45        57        69        81        93       105       117
     1985      7,673    15,546    22,143    28,665    25,354    25,369    30,684    25,792    27,488    22,037
     1986      9,170    17,535    28,276    31,346    44,444    33,664    42,940    30,304    25,289
     1987      9,188    17,989    26,586    34,424    43,701    38,052    34,750    26,310
     1988     10,707    19,765    32,543    38,682    51,027    61,432    33,315
     1989     12,440    22,513    33,451    40,723    44,758    33,013
     1990     13,943    26,965    31,966    40,475    42,417
     1991     11,602    19,515    24,982    24,732
     1992      8,588    14,821    25,070
     1993      7,026    12,303
     1994      5,466

        Downward Percentage Change

     Year          9        21        33        45        57        69        81        93       105       117
     1985      19.50     12.80     27.70      9.36     75.30     32.70     39.94     17.50     -8.00
     1986       0.21      2.59     -5.98      9.82     -1.67     13.03    -19.07    -13.18
     1987      16.52      9.87     22.41     12.37     16.77     61.44     -4.13
     1988      16.19     13.90      2.79      5.28    -12.29    -46.26
     1989      12.08     19.78     -4.44     -0.61     -5.23
     1990     -16.79    -27.63    -21.85    -38.90
     1991     -25.98    -24.05      0.35
     1992     -18.18    -16.99
     1993     -22.21


        Simple Linear Least Squares Fit

                   9        21        33        45        57        69        81        93       105       117
  Constant 10,703.03 19,455.62 26,998.34 32,326.97 32,591.53 25,389.36 35,496.17 26,950.11
     Slope   -204.13   -181.08    250.83    455.63  2,673.90  4,305.58    -29.60    259.34
 R-Squared    0.0564    0.0129    0.0220    0.0252    0.3335    0.2466    0.0001    0.0110


         Exponential Least Squares Fit

                   9        21        33        45        57        69        81        93      105       117
  Constant      9.30      9.88     10.19     10.39     10.35     10.17     10.46     10.20
% increase    -0.029    -0.016     0.010     0.008     0.082     0.119     0.004     0.010
 R-Squared    0.1008    0.0360    0.0265    0.0092    0.3620    0.3019    0.0010    0.0128

                                                                    Appendix A-1

                               DEVELOPMENT FACTOR METHODS

Development factor methods (also known as "age-to-age factors," "link ratios," and "the chain-ladder method") are used to project ultimate values for various quantities that emerge over time. For the remainder of this Appendix, we will refer to paid losses as the quantity being projected to its ultimate value.

The basis of the method is using historical data to measure the emergence pattern and then projecting future emergence according to the pattern. The pattern is measured from a historical triangle of data.

DEFINING THE HISTORICAL DATA TRIANGLE

A paid loss data triangle (labeled "historical data development schedule") is displayed on the top half of page 4 of this Appendix. The values displayed are cumulative paid losses by accident year, valued at annual intervals (in this case, each September 30), starting from September 30 of each accident year through the current valuation date. The column headings refer to the number of months from the beginning of the accident year to the valuation date. Each diagonal of the triangle corresponds to a particular valuation date, with the bottom diagonal representing the current valuation date.

CALCULATING AND SELECTING DEVELOPMENT FACTORS

The second array on page 4 displays the historical factors (or "age-to-age factors" or "link ratios"), calculated by dividing each number in the data triangle by the number on its left. For each column, the actuary must select a development factor to use for projection purposes, i.e., the development factor the actuary believes is most likely to occur in the future. The string of selected development factors defines the selected development pattern.

Considerations commonly used in selecting development factors include: recent values are considered more predictive than earlier values, values supported by a greater volume of data are considered more predictive, outlying values are often excluded or de-emphasized to improve the stability of the prediction.

To aid the actuary in this judgment, a number of different types of averages of the historical development factors are calculated. On page 4 of this Appendix, we display three types of averages:

                                                                    Appendix A-1

        Arithmetic:             Summing the values and dividing by the number
                                of values.


        Volume Weighted:        A weighted average in which the weights are
                                equal to the amounts in the denominators of the development factors. Equivalently, it can be calculated by summing all the amounts in the numerators of the development factors and dividing by the sum of all the amounts in the denominators.

        Formula Weighted:       A more complex weighting scheme sometimes used
                                at M&R to simultaneously reflect all of the considerations noted above. (Details are provided at the end of this Appendix).

A number "n" to the left of a line of displayed averages indicates that the displayed averages include only the most recent "n" values. The designation "n of m" indicates that the highest and lowest values have been excluded and that only the middle "n" of the most recent "m" values have been averaged.

Another technique sometime used by actuaries to aid in the selection of development factors is fitting a methematical curve to the observed development factors. That technique is not illustrated here.

Regardless of averaging method, the selection of the development factors for projection purposes is a matter of actuarial judgment.

THE "TAIL" FACTOR

To the extent that the actuary does not believe that the development pattern has ended by the last points available in the data triangle, an additional development factor, often called the tail factor, must be selected. On page 4, this is the last factor to the right of the line of selected development factors. The tail factor represents the actuary's judgment of all additional development projected after the period measured by the data triangle. Many factors can contribute to this judgment, including: extrapolation from the observed values in the data triangle: reference to other data in the same analysis (for example, incurred loss data for the same business often influences the tail selected for paid loss data); and reference to outside sources, such as industry data or data from other insurers with longer available development histories.

                                                        Appendix A-1


ACCUMULATING DEVELOPMENT FACTORS AND PROJECTING ULTIMATE VALUES
- ---------------------------------------------------------------

The process of using development factors to project ultimate values is displayed on page 5 of this Appendix.

Since each selected development factor represents development from one age to the next age, all remaining development from any age is represented by the cumulative product of all remaining age-to-age development factors. Column (2) on page 5 displays the current valuation of cumulative paid losses by accident year -- the same values as the bottom diagonal of the data triangle. Column (3) displays the selected development factors, including the tail factor. Column
(4) displays the cumulative product of the values in column (3); thus, each value represents all remaining development projected from a particular age. The ultimate losses in column (5) are then projected by multiplying the current cumulative paid losses in column (2) by the cumulative development factors in column (4).

DETAILS OF "FORMULA WEIGHTED AVERAGE"
- -------------------------------------

The formula weight is a combination of three weighting systems:

     VOLUME WEIGHT:             The amount in the denominator of the
     --------------             development factor.

     "REGENCY" WEIGHT:          An exponentially decaying weight. Using the
     -----------------          80% decay displayed, the most recent value
                                gets a weight of 1.0, the first prior value a weight of 0.8, the second prior value weight of (0.8)2nd power, etc.

     "CENTRALITY" WEIGHT:       A stabilizing weight designed to give more
     --------------------       weight to central values and less weight to
                                outlying values. The values to be averaged are arranged in numerical order and assigned weights in proportion to the binomial coefficients. For example, if three value are weighted, the relative weights are 1, 2, 1.
                                For four values: 1, 3, 3, 1. For five values:
                                1, 4, 6, 4, 1 etc.

For each value in the weighted average, the three different weights are multiplied together, producing the "formula" weight. The weighted average using the formula weights is then calculated.

                                                                  Appendix A-1


 11/28/94                GREAT AMERICAN INSURANCE GROUP
 3:45 pm           Analysis of Loss and Loss Adjustment Expense
                                   Reserves
                            as of September 30, 1994
                               Net of Reinsurance
                          Great American Pool - Direct
                                 CMP Liability
                                  Paid Losses
                             (amounts in thousands)
                                   CMP2_PD10

  Historical Data Development Schedule

 Year        9        21        33        45        57        69        81        93       105       117
 1985      3,065    13,476    24,399    32,740    40,848    46,594    50,031    52,097    53,411    54,515
 1986      1,886    10,726    18,373    26,763    31,569    37,348    39,060    40,427    41,869
 1987      1,504     8,690    15,920    23,080    28,120    35,338    37,117    38,741
 1988      2,428    10,137    17,103    26,724    30,664    33,515    41,551
 1989      2,270    10,142    20,047    26,692    32,751    39,119
 1990      2,456    12,512    26,400    32,866    38,808
 1991      2,311    11,491    20,667    28,228
 1992      2,235     9,386    14,720
 1993      1,930     8,473
 1994      2,522

  Historical Development Factors

 Year     21:9      33:21     45:33     57:45     69:57     81:69     93:81    105:93    117:105   ULT:117
 1985     4.3967    1.8106    1.3419    1.2476    1.1407    1.0738    1.0413    1.0252    1.0207
 1986     5.6872    1.7129    1.4566    1.1796    1.1831    1.0458    1.0350    1.0357
 1987     5.7779    1.8320    1.4497    1.2184    1.2567    1.0503    1.0438
 1988     4.1750    1.6872    1.5625    1.1474    1.0930    1.2398
 1989     4.4678    1.9766    1.3315    1.2270    1.1944
 1990     5.0945    2.1100    1.2449    1.1808
 1991     4.9723    1.7985    1.3658
 1992     4.1996    1.5683
 1993     4.3902
 1994

       Arithmetic Averaging Methods


   2      4.2949    1.6834    1.3054    1.2039    1.1437    1.1450    1.0394    1.0305    1.0207
   4      4.6642    1.8634    1.3762    1.1934    1.1818    1.1024    1.0400    1.0305    1.0207
2 of 4    4.6813    1.8876    1.3487    1.1996    1.1888    1.0621    1.0404    1.0305    1.0207

       Volume Weighted Averaging Methods

  ALL     4.7315    1.8210    1.3791    1.2007    1.1706    1.0979    1.0401    1.0298    1.0207
   2      4.2879    1.6950    1.2980    1.2015    1.1454    1.1425    1.0393    1.0298    1.0207
   3      4.5321    1.8505    1.3080    1.1847    1.1796    1.1085    1.0401    1.0298    1.0207
   4      4.6868    1.8799    1.3597    1.1918    1.1805    1.0979    1.0401    1.0298    1.0207
   5      4.6424    1.8435    1.3740    1.1894    1.1706    1.0979    1.0401    1.0298    1.0207
2 of 4    4.7074    1.8820    1.3489    1.1963    1.1889    1.0637    1.0404    1.0298    1.0207
3 of 5    4.6239    1.8199    1.3773    1.1909    1.1701    1.0860    1.0401    1.0298    1.0207

       Formula Weighted Averaging Methods (80% Decay)

  ALL     4.6713    1.8013    1.3734    1.1957    1.1765    1.0874    1.0405    1.0304    1.0207
   2      4.2985    1.6822    1.3047    1.1990    1.1510    1.1531    1.0398    1.0304    1.0207
   3      4.4632    1.8078    1.3149    1.1848    1.1818    1.1051    1.0405    1.0304    1.0207
   4      4.6259    1.8498    1.3493    1.1909    1.1843    1.0874    1.0405    1.0304    1.0207
   5      4.5888    1.8184    1.3641    1.1873    1.1765    1.0874    1.0405    1.0304    1.0207

Selected Development Factors

          4.6239    1.8199    1.3773    1.1909    1.1701    1.0637    1.0401    1.0298    1.0207    1.0300

                                                                    APPENDIX A-1


                         GREAT AMERICAN INSURANCE GROUP
             Analysis of Loss and Loss Adjustment Expense Reserves
                            as of September 30, 1994
                               Net of Reinsurance
                          Great American Pool - Direct
                                 CMP Liability
                                  Paid Losses
                             (amounts in thousands)


                       APPLICATION OF DEVELOPMENT METHOD
                                 ON PAID BASIS

      (1)          (2)         (3)         (4)           (5)          (6)
                            AGE-TO-AGE     DEV.
                  PAID         DEV.      FACTOR                    INDICATED
     YEAR        TO DATE      FACTOR     TO ULT.       ULTIMATE     RESERVES
   --------     --------    ----------   -------       --------    ---------
     1985        54,515      1.0300      1.0300        56,150         1,635
     1986        41,869      1.0207      1.0513        44,018         2,149
     1987        38,741      1.0298      1.0827        41,943         3,202
     1988        41,551      1.0401      1.1261        46,789         5,238
     1989        39,119      1.0637      1.1978        46,857         7,738
     1990        38,808      1.1701      1.4015        54,391        15,583
     1991        28,228      1.1909      1.6691        47,115        18,887
     1992        14,720      1.3773      2.2988        33,839        19,119
     1993         8,473      1.8199      4.1837        35,448        26,975
     1994         2,522      4.6239     19.3448        48,788        46,266

    TOTAL       308,546                               455,338       146,792


       NOTES
        (4)       Cumulative multiplication of (3)
        (5)       (2) x (4)

                Maturity  Adjustment of Paid Losses     Page 3


                            XYZ INSURANCE COMPANY
                     Sample Cumulative Closed Claim Data
                                 SAMPLE NOPD

         Historical Data Development Schedule
                                               Projected
Year      12      24      36      48        Ultimate Claims

1982    1,784   1,935   2.032   2,081           2,174
1983    2,346   2,611   2,708                   2,972
1984    2,856   3,057                           3,597
1985    1,098                                   1,570

             Maturity Adjustment of Paid Losses            Page 4

                            XYZ INSURANCE COMPANY
                    Sample Cumulative Average Closed Claim
                       1000 SAMPLE PD DIVID SAMPLE NOPD

        Historical Data Development Schedule

Year      12      24      36      48

1982    2,001   2,609   3,205   3,593
1983    2,195   2,913   3,434
1984    2,548   3,285
1985    3,031

                                                                    Appendix A-3


RESERVE STRENGTH ADJUSTMENT OF INCURRED LOSSES

This illustration is drawn from page 2 of this Exhibit. The top triangle displays average case reserves trended to the level of the last diagonal using the selected severity trend rate. The corresponding numbers outstanding are displayed in the next triangle.

For each pair of adjacent calendar years (represented by diagonals in the triangles) trended average reserves are compared using weighted averages of the observed values. Identical claim count weights by column (equal to the lesser of the outstanding claim counts in each case) are used for both weighted averages so that the comparison is based on comparable maturity distributions. The exact calculation for the 1985/1984 comparison is displayed below:


                O/S CLAIMS      CLAIM COUNT     TRENDED AVERAGE O/S
COLUMN          1984  1985        WEIGHTS          1984     1985
- ------          ----------      -----------     -------------------

  1             496   365           365         13,670     12,093
  2             293   462           293         15,475     16,026
  3             126   243           126         15,967     16,342
                                    ---         ------     ------
Total                               784         14,714     14,246

Finally, the year-to-year changes in reserve adequacy are combined to create a reserve adequacy index. Actual case reserves along each diagonal of the historical outstanding loss triangles are divided by the corresponding value of the adequacy index to adjust them to current adequacy levels. The adjusted outstanding loss triangle is then added to the paid loss triangle to create the reserve strength adjusted incurred.

                                                                   APPENDIX A-3

                Reserve Strength Adjustment of Incurred Losses


                            XYZ INSURANCE COMPANY
                                 Sample Data

                 ADJUSTMENT TO HISTORICAL OUTSTANDING LOSSES
                          TO CURRENT ADEQUACY LEVEL

                      ASSUMED ANNUAL TREND RATE: 10 PCT.


AVERAGE OUTSTANDING TRENDED TO CURRENT SEVERITY LEVELS:

11813   14781   15967   15452
10247   15475   16342       0
13670   16026       0       0
12093       0       0       0


NUMBERS OUTSTANDING:

273   195   126   93
382   293   243    0
496   462     0    0
365     0     0    0



        CALENDAR        WEIGHTED AVERAGE        RESERVE ADEQUACY
          YEAR              RESERVE*                 INDEX
        --------        ----------------        ----------------
          1985               14,246                  1.0000
          1984               14,714                  1.0329

          1984               14,280                  1.0329
          1983               11,779                  0.8520

          1983               10,247                  0.8520
          1982               11,813                  0.9822

OUTSTANDING LOSSES ADJUSTED TO CURRENT ADEQUACY LEVEL:

2467   2796   1771   1437
3797   3991   3971      0
5968   7404      0      0
4414      0      0      0


*FOR EACH YEAR-TO-YEAR COMPARISON, THE AVERAGE TRENDED RESERVES AT COMPARABLE
 MATURITIES ARE WEIGHTED BY IDENTICAL CLAIM COUNT WEIGHTS FOR EACH MATURITY EQUAL TO THE LESSER OF THE OUTSTANDING CLAIM COUNTS FOR THE TWO YEARS. IN EACH CASE, THE OLDEST MATURITY FOR THE MORE RECENT YEAR IS EXCLUDED, SINCE NO COMPARABLE MATURITY EXISTS FOR THE EARLIER YEARS.

                                                                    APPENDIX A-4

                       THE BORNHUETTER-FERGUSON METHOD

The Bornhuetter-Ferguson ("B-F") method is commonly used actuarial technique for blending a development based loss estimate with a prior expected (or a "priori") loss estimate. The a-priori loss estimate is usually expressed as the earned premium multiplied by an expected loss ratio ("ELR"). The basis for selecting the ELR is not discussed in this Appendix.

The purpose of the B-F method is to stabilize projections and it is most frequently used where development based estimates are least reliable, such as recent accident years or other accident years with particularly large development factors.

Notation:
- ---------

ITD = Incurred losses reported to date
LDF = Incurred development factor to ultimate
EP  = Earned premium
ELR = Expected loss ratio


Formula:
- --------
                            (Incurred Losses    (A priori   (Expected Portion
Estimated Ultimate Losses =                  +          x
                            Reported to Date)    Losses)       Unreported)


                                                  1
                         = ITD + EP x ELR x (1 - ---)
                                                 LDF


Note that the a priori estimate is applied only to the unreported portion of losses. The logic of the method is that the actual losses are incorporated into the estimate as they are reported and the influence of the a priori estimate declines as the unreported portion declined (i.e., the LDF's get closer to unity).

The method can also be applied on a paid basis, with paid losses to date and paid development factors replacing the incurred losses and incurred development factors in the previous formula.

                                                                    APPENDIX A-5


THE "CAPE COD" METHOD

This method compared favorably with other loss reserve techniques in a study by Stanard(1). Stanard also cites earlier unpublished work by Buhlmann(2). Stanard's presentation of the method assumes that exposures are equal for all years; our presentation below includes recognition of varying levels of exposure.

Notation


Ei(3)     =     Exposure for year i.

TDi(3)    =     Losses to date (paid or incurred) for year i.

DFi       =     Development factor to ultimate for year i.

ELRi      =     Expected ratio of losses to exposures for year i.

Ui        =     Estimated ultimate losses for year i.



- ---------------
(1) James N. Stanard, "A Simulation Test of Prediction Errors of Loss Reserve Estimation Techniques." PCAS LXXII, 1985, p. 124.

(2) Hans Buhlmann, "Estimation of IBNR Reserves by the Methods Chain Ladder, Cape Cod and Complimentary Loss Ratio," unpublished, 1983.

(3) The losses and exposures must be directly comparable, i.e., if there is a trend in the expected ratio of losses to exposures, then either the exposures must be trended of the losses must be de-trended. The theory underlying the method is most accurate if expected frequency is accounted for in the exposures and the losses are adjusted to remove severity trend effects. In practice, we generally account for all trends in the exposures, which increases the weight on recent years modestly compared to the weights which would theoretically be optimal.

                                                                    APPENDIX A-5

The method is a special case of the Bornhuetter-Ferguson method, i.e., the estimated ultimate losses are a combination of actual and expected results as follows:

                                                                [EQUATION I]
                                        1
                        U1 = TD1 + (1- ---) x E1 x ELR1
                                       DF1


The expected losses per exposure (values of ELR) are calculated using the combined experience of all years, as follows:

                                                                [EQUATION II]
                                        TD1
                                ELR =  ------
                                        (E1
                                        ----
                                        DF1)

Note that ELR is written without subscript, since the value is presumed to be equal for all years

Rewriting the numerator of [EQUATION II], we have:
                                                                [EQUATION III]
                              [(TD1 x DF1   (E1
                               --------- x ----
                                E1  )    DF1 ]
                          ELR = --------------------
                                     (E1
                                     ---
                                     DF1)

In this form, the value of ELR can be seen to be a weighted average of the projected ultimate losses per exposure for each year (TD x DF1/E1), with the weights equal to (E1/DF1). Thus, the weight given to each year increases to proportion to volume and decreases in proportion to the development factor.

The result produced by the method is a blend between a development result and an exposure-based result. If projected ultimate claim counts are used as the exposure, it becomes a blend between a development result and a counts and trended averages result. Other candidates for the exposure base are exposures counted for ratemaking purposes and premiums adjusted by a loss ratio index. The method can also be applied to allocated loss adjustment expenses with projected ultimate losses as the exposure base.

                                                                    APPENDIX A-5


THE "MODIFIED CAPE COD" METHOD

This modification of the Cape Cod Method is not currently documented in actuarial literature however, note that the modified method is a compromise between the development result and the unmodified Cape Cod result, both of which are documented.

Returning to [EQUATION III], the cape Cod weighs (E1/DF1) are a function of the volume and maturity of experience, but not age of data. The important effect which is not accounted for could be described as the deterioration with time in the value of information, or alternatively as the imprefection in measurements of exposure and adjustments for trend. All other things equal, a projection involving more years of trend is less reliable than one involving fewer years.

We account for this effect by allowing the value of ELR1 to "drift". We calculate the varying values of ELR1 by introducing an exponential decay factor to the Cape Cod weighting scheme, as follows:

                                                                [EQUATION IV]

                      [(TD1 = DF1    (E1
                        ----------  x  ---  x Decay??? ]
                            E1)   ]    DF1)

              ELR1 =  --------------------------------
                            [(E1
                             ---   x Decay??? ]
                             DF1)

If Decay = 1, [EQUATION IV] simplifies to [EQUATION III] and we have the unmodified Cape Cod method.

If Decay = 0, [EQUATION IV] simplifies to

                                                                [EQUATION V]
                                        TD1 x DF1
                                ELR1 =  ---------
                                           E1
Combining [EQUATION V] AND [EQUATION I]:

U1 = TD1 + (1 - 1/DF1) x E1 x (TD1 x DF1/E1)
   = TD1 + (TD1 x DF1) - (TD1 x DF1/E1)
   = TD1 x DF1                               the development result

The value of the decay factor should be a function of the degree of uncertainty in development projections compared to the degree of uncertainty in exposure and trend measurement. Lower decay factors are appropriate for large stable data bases. Higher decay factors are appropriate for smaller, more erratic data bases.

                                                                    APPENDIX A-6

                     PROJECTION OF ULTIMATE CLAIMS CLOSED
                      WITH INDEMNITY PAYMENT ("CWIP's")

This Appendix explains the calculation of ultimate CWIP's. The data used consist of the historical triangles of CWIP's and of total closed claims (i.e., CWIP's plus claims closed without indemnity payment, or "CWOP's"). Ultimate reported claim counts are also used, presumably already projected from the triangle of reported claim counts.

An example of the calculation is displayed on pages 3 through 5 of this Appendix.

PROJECTED CWIP RATIOS

Page 3 displays the most important part of the calculation: the projection of CWIP ratios (i.e., CWIP's / (CWIP's + CWOP's)). The triangle displays historical non-cumulative values of the CWIP ratios. For each column except the first, a projected value must be selected (the first column represents the CWIP ratio for claims closing in the first 9 months. All years in the reserve are beyond that age so the value is not needed in a reserve analysis).

Various volume weighted averages are calculated to aid in that selection. They fall into two types: individual column averages and averages of all remaining columns. The individual column averages are volume weighted averages of the values directly above, while the all remaining column averages are volume weighted averages of the values above and the values to the right.

As you move to the right in the non-cumulative triangle, the underlying data tends to be sparse and the values are subject to more random fluctuation. Variations in the CWIP ratio from column to column tend to become less significant (apart from random fluctuation) and, in any case, hard to detect. For this reason, we tend to use the following technique in selecting CWIP ratios select individual column averages as long as a pattern is detectable, select a constant value for all remaining columns after a pattern is no longer detectable. The "all remaining column" averages are used for the latter selection.

The "all remaining column" averages are further subdivided between "individual diagonal" and "multiple diagonal" averages. The individual diagonal averages combine values on a single diagonal only ("1" being the latest diagonal, "2" the first prior diagonal, etc.). The latest value may be selected, the prior individual diagonal values are rarely used expect to observe trends in the CWIP ratios from year to year. Selected values usually come from the multiple diagonal averages.

                                                                    APPENDIX A-6


Note that this calculation is frequently performed when a change in CWIP ratios is evident. Thus, selections are often heavily influenced by recent values. When a trend is evident, value trended beyond the observed values in the triangle will occasionally be used.


PROJECTED DISPOSAL RATES (SEE PAGE 4 OF THIS APPENDIX)

Disposal rates are defined as the total claims closed in a period
(CWIP's + CWOP's) divided by the open and unreported claims ("ultimate labeled open" on the attached exhibit) at the start of the period. Disposal rates are required to project the closing pattern of open claims so that the various CWIP ratios selected by period can be applied.

The averages displayed and the selection of disposal rates exactly parallels the prior discussion of CWIP ratios. Note that once the CWIP ratios have been selected to be constant for all remaining columns, variations in the disposal rates do not affect the results of the calculation.


PROJECTING ULTIMATE CWIP's (SEE PAGE 5 OF THIS APPENDIX)

The first part of this calculation, on the top portion of the page, projects the CWIP ratio for claims open and unreported at each maturity. The calculation uses the selected CWIP ratios and disposal rates. The exact calculation is documented in the footnotes.

On the bottom half of the page the "remaining CWIP ratios" in column (8) are applied to the open and projected unreported claims at the appropriate maturities (column 12)) to project the remaining CWIP's. Adding the CWIP's to date yields the ultimate CWIP's in column (15).

                                                                   APPENDIX A-6

                                                  GREAT AMERICAN INSURANCE GROUP
                                       Analysis of Loss and Loss Adjustment Expense Reserves
                                                     as of September 30, 1994
                                                        Net of Reinsurance
                                                   Great American Pool - Direct
                                                           CMP Liability
                                     CWIP Ratios: Ratio of In-Period CWIPs to In-Period Closed
                                             CMP2CWIPRAT=CMP2*IPCWIP DIVID CMP2*IPNOPD

     Historical Data Development Schedule

          Year       9        21        33        45        57        69        81        93       105       117

          1985    0.9209    0.8108    0.7173    0.7204    0.6201    0.4964    0.4778    0.4086    0.2660    0.3913
          1986    0.8878    0.7696    0.6912    0.7126    0.6486    0.6424    0.6000    0.4714    0.5294
          1987    0.8814    0.7967    0.6951    0.6496    0.6984    0.6012    0.5357    0.4068
          1988    0.8717    0.7598    0.7035    0.6958    0.5696    0.5462    0.5269
          1989    0.8686    0.7685    0.6302    0.6097    0.7170    0.6213
          1990    0.8497    0.7360    0.5654    0.5905    0.5865
          1991    0.8538    0.6721    0.5594    0.6572
          1992    0.7691    0.6158    0.5239
          1993    0.7231    0.5746
          1994    0.7331

WEIGHTED AVERAGES:

     Individual Column Averages

           2      0.7286    0.5944    0.5413    0.6248    0.6481    0.5903    0.5917    0.4419    0.3586    0.3913
           3      0.7403    0.6190    0.5501    0.6200    0.6215    0.5943    0.5942    0.4279    0.3586    0.3913
           4      0.7655    0.6491    0.5693    0.6380    0.6423    0.6071    0.5484    0.4279    0.3586    0.3913
           5      0.7807    0.6712    0.5920    0.6403    0.6437    0.5732    0.5484    0.4279    0.3586    0.3913
           6      0.7939    0.6861    0.6084    0.6529    0.6382    0.5732    0.5484    0.4279    0.3586    0.3913

Average of All Remaining Columns

     Individual Diagonal Averages

           1      0.6254    0.5720    0.5672    0.5989    0.5647    0.5539    0.5176    0.4358    0.4500    0.3913
           2      0.6360    0.5977    0.5642    0.5681    0.5527    0.4578    0.4153    0.3537    0.2660
           3      0.6725    0.6344    0.5722    0.5787    0.5580    0.5506    0.5053    0.4086
           4      0.7437    0.7022    0.6374    0.6433    0.6113    0.5516    0.4778

     Multiple Diagonal Averages

           2      0.6304    0.5843    0.5658    0.5847    0.5593    0.5124    0.4724    0.3965    0.3692    0.3913
           3      0.6436    0.6005    0.5680    0.5828    0.5589    0.5237    0.4806    0.3991    0.3692    0.3913
           4      0.6679    0.6262    0.5848    0.5976    0.5719    0.5302    0.4800    0.3991    0.3692    0.3913
           5      0.6852    0.6444    0.5957    0.5987    0.5716    0.5252    0.4800    0.3991    0.3692    0.3913
          ALL     0.7423    0.6955    0.6272    0.6182    0.5767    0.5252    0.4800    0.3991    0.3692    0.3913

Selected CWIP Ratios:
                            0.5746    0.5239    0.5800    0.5800    0.5600    0.4800    0.4800    0.4800    0.4800

                                                                   APPENDIX A-6

                                                  GREAT AMERICAN INSURANCE GROUP
                                       Analysis of Loss and Loss Adjustment Expense Reserves
                                                     as of September 30, 1994
                                                        Net of Reinsurance
                                                   Great American Pool - Direct
                                                           CMP Liability
                                    Disposal Rates: In-Period Closed Counts/Ult. Open at Start
                                               CMP2DISP=CMP2*IPNOPD DIVID CMP2*SHOS

     Historical Data Development Schedule

          Year       9        21        33        45        57        69        81        93       105       117

          1985    0.2899    0.6191    0.3787    0.3131    0.2925    0.3164    0.3429    0.2391    0.3176    0.3417
          1986    0.2951    0.6169    0.4037    0.3549    0.3384    0.3259    0.2783    0.2842    0.2892
          1987    0.2572    0.6140    0.4096    0.3505    0.3477    0.3554    0.2757    0.2674
          1988    0.3039    0.6519    0.3845    0.3432    0.3179    0.2412    0.3579
          1989    0.2776    0.6103    0.4169    0.3444    0.2841    0.3163
          1990    0.2630    0.6233    0.4482    0.3435    0.3116
          1991    0.2776    0.6115    0.3969    0.3484
          1992    0.2724    0.6163    0.4070
          1993    0.2766    0.6085
          1994    0.2684

WEIGHTED AVERAGES:

     Individual Column Averages

           2      0.2720    0.6122    0.4020    0.3460    0.2980    0.2802    0.3210    0.2762    0.3070    0.3417
           3      0.2722    0.6120    0.4177    0.3455    0.3044    0.3039    0.3067    0.2594    0.3070    0.3417
           4      0.2733    0.6149    0.4175    0.3449    0.3151    0.3095    0.3200    0.2594    0.3070    0.3417
           5      0.2714    0.6140    0.4116    0.3460    0.3199    0.3116    0.3200    0.2594    0.3070    0.3417
           6      0.2723    0.6201    0.4112    0.3475    0.3131    0.3116    0.3200    0.2594    0.3070    0.3417

Average of All Remaining Columns

     Individual Diagonal Averages

           1      0.3831    0.4862    0.3573    0.3279    0.3170    0.3197    0.3216    0.2989    0.3172    0.3417
           2      0.3912    0.4783    0.3377    0.3011    0.2775    0.2738    0.2928    0.3024    0.3176
           3      0.4006    0.4918    0.3716    0.3191    0.3042    0.2959    0.2574    0.2391
           4      0.4129    0.5058    0.3716    0.3413    0.3401    0.3351    0.3429

     Multiple Diagonal Averages

           2      0.3869    0.4824    0.3477    0.3150    0.2981    0.2981    0.3082    0.3006    0.3174    0.3417
           3      0.3911    0.4854    0.3555    0.3163    0.2999    0.2975    0.2937    0.2849    0.3174    0.3417
           4      0.3962    0.4904    0.3592    0.3220    0.3090    0.3055    0.3029    0.2849    0.3174    0.3417
           5      0.3949    0.4902    0.3585    0.3246    0.3120    0.3071    0.3029    0.2849    0.3174    0.3417
          ALL     0.3990    0.5100    0.3607    0.3234    0.3098    0.3071    0.3029    0.2849    0.3174    0.3417

Selected CWIP Ratios:
                            0.5746    0.5239    0.5800    0.5800    0.5600    0.4800    0.4800    0.4800    0.4800

                                                                    APPENDIX A-6

                                                  GREAT AMERICAN INSURANCE GROUP
                                       Analysis of loss and Loss Adjustment Expense Reserves
                                                     as of September 30, 1994
                                                        Net of Reinsurance
                                                   Great American Pool - Direct
                                                           CMP Liability

                                                  Calculation of Ultimate CWIP's


  (1)           (2)         (3)        (4)         (5)        (6)        (7)          (8)

             Est. % of                 % of                   % of
             Ultimate                 Claims                  CWIP
             Clms Open                Closed    In Period    Claims      % of        Remaining
             at Start     Disposal      in         CWIP        in        CWIP's        CWIP
Maturity    of Period       Rate      Period      Ratio      Period     Remaining      Ratio
- --------    ---------    ---------    ------    ---------    -------    ---------    ---------
    9         100.00       0.6122      61.22      0.5746      35.18       55.98       0.5598
   21          38.78       0.4020      15.59      0.5239       8.17       20.81       0.5365
   33          23.19       0.3460       8.02      0.5800       4.65       12.64       0.5450
   45          15.17       0.2981       4.52      0.5800       2.62        7.99       0.5265
   57          10.65       0.2981       3.17      0.5600       1.78        5.36       0.5038
   69           7.47       0.2981       2.23      0.4800       1.07        3.59       0.4800
   81           5.24       0.2981       1.56      0.4800       0.75        2.52       0.4800
   93           3.68       0.2981       1.10      0.4800       0.53        1.77       0.4800
  105           2.58       0.2981       0.77      0.4800       0.37        1.24       0.4800
  117           1.81       1.0000       1.81      0.4800       0.87        0.87       0.4800

Total                                 100.00                  55.98



  (9)         (10)        (11)        (12)       (13)        (14)        (15)

                          Claims                               CWIP
                          Closed     Open and                 Claims
             Ultimate       to        Unrptd     Remaining      to       Ultimate
Maturity      Claims       Date       Claims       CWIP's      Date        CWIP's
- --------    ---------    ---------   --------    ---------    -------    ---------
    9         10,218        2,743      7,475       4,185       2,011       6,196
   21          8,069        5,784      2,285       1,226       3,655       4,881
   33          7,359        6,141      1,218         664       4,012       4,676
   45          7,173        6,382        791         417       4,555       4,972
   57          7,563        7,039        524         264       5,153       5,417
   69          6,935        6,570        365         175       5,031       5,206
   81          7,384        7,144        240         115       5,529       5,644
   93          6,591        6,429        162          78       5,027       5,105
  105          7,366        7,241        125          60       5,641       5,701
  117         10,604       10,471        133          64       8,337       8,401

Total         79,263       65,944     13,319       7,248      48,951     56,199

Notes:   (4) = (2) + (3)        (12) = (11) - (10)
         (6) = (4) + (5)        (13) = (12) + (8)
         (7) = (6) accumulated from bottom.
         (8) = (7) + (2)        (15) = (13) + (14)


                                   APPENDIX B

                                  SUBSIDIARIES
                               TECHNICAL APPENDIX

                               TABLE OF CONTENTS


                                                                                                      PAGE
- ----------------------------------------------------------------------------------------------------------
SCOPE OF ANALYSIS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1

METHODS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2

INDIVIDUAL SUBSIDIARIES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2

    TRANSPORTATION INSURANCE COMPANY  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    2

           Non-Standard Automobile Liability  . . . . . . . . . . . . . . . . . . . . . . . . . . . .    3
           Non-Standard Automobile Physical Damage  . . . . . . . . . . . . . . . . . . . . . . . . .    3
           Workers' Compensation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    3
           Commerical Automobile Liability (Motor Carrier)  . . . . . . . . . . . . . . . . . . . . .    3
           Workers' Compensation (Motor Carrier)  . . . . . . . . . . . . . . . . . . . . . . . . . .    3
           Special Risk (Motor Carrier) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    4
           Other Considerations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    4

    STONEWALL INSURANCE COMPANY   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    5
           Primary Buffer . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    5
           Excess and Umbrella  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    5
           DIA - Los Angeles  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    5
           DIA - London . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    6
           Other Considerations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    6

    AMERICAN EMPIRE SURPLUS LINES INSURANCE COMPANY (AESLIC)  . . . . . . . . . . . . . . . . . . . .    6
           Short-Term Fidelity (Fidelity Environmental Insurance Company) . . . . . . . . . . . . . .    7
           Buffer Liabilty (Stonewall Surplus Lines Insurance Company)  . . . . . . . . . . . . . . .    7
           Claims Made (Stonewall Surplus Lines Insurance Company)  . . . . . . . . . . . . . . . . .    7
           Primary Oil (Stonewall Surplus Lines Insurance Company)  . . . . . . . . . . . . . . . . .    7
           Primary Property and Casualty (Stonewall Surplus Lines Insurance Company)  . . . . . . . .    7
           Self-Insured Retention Auto (Stonewall Surplus Lines Insurance Company)  . . . . . . . . .    8
           Self-Insured Retention Non-Auto (Stonewall Surplus Lines Insurance Company)  . . . . . . .    8
           Umbrella (Stonewall Surplus Lines Insurance Company) . . . . . . . . . . . . . . . . . . .    8
           Other Considerations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    8

                              TABLE OF CONTENTS


                                                                                                      PAGE
- ----------------------------------------------------------------------------------------------------------

    MID-CONTINENT INSURANCE COMPANY   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    8
           Other Considerations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    9

SCOPE OF ANALYSIS

This Appendix documents our analysis of the Great American Insurance Group subsidiaries:

         -       Transport Insurance Company
         -       Stonewall Insurance Company
         -       American Empire Surplus Lines Insurance Company
         -       Mid-Continent Insurance Company

We analyzed each subsidiary separately. Our method of analysis for each subsidiary was similar. We grouped the individual lines of business into business segments based on expected consistencies in the line of business loss emergence patterns and our review of historical claim development patterns.

We projected ultimate loss and allocated loss adjustment expense by accident year for each business segment. Our combined reserve estimates were calculated by subtracting payments as of September 30, 1994 from projected ultimate losses. In some instances, the payments as of September 30, 1994 were estimated from the latest available information when the information could not be provided to us by GAIG.

An additional reserve for unallocated loss adjustment expense (ULAE) was estimated by applying a selected ratio of paid ULAE to paid loss plus ALAE to the aggregate loss and allocated expense reserve for all accident years.

Our general approach regarding salvage and subrogation recoveries was to analyze paid and incurred statistics net of historical recoveries. Therefore, our ultimate loss estimates are net of estimated future salvage and subrogation recoveries.

For each subsidiary, our projections are also net of specific reinsurance recoverables. Therefore, except for instances where a subsidiary carries a specific reserve for uncollectible reinsurance, we have assumed all reinsurance applicable to the subsidiary's claims and reflected in the net statistics is valid and collectible.

Intercompany reinsurance obligations were applied to our indicated net reserves for each subsidiary. These obligations include cessions and assumptions between subsidiaries as well as agreements with other members of GAIG.

METHODS

We applied the same set of projection methods to select ultimate losses and ALAE by business segment for the subsidiaries. These methods included paid and incurred development, the Bornhuetter-Ferguson approach, and a count and severity method called the Actuarial Reserve System (ARS). The ARS method extrapolates incremental paid amounts per projected ultimate claim to develop average ultimate claim costs. The product of the claim severity and the projected number of ultimate claims yields the projected ultimate losses.

We supplemented these methods with a selected ultimate loss ratio for some business segments with limited data. Our final selected ultimate losses and ALAE are based on judgment after a review of various diagnostic statistics indicated by the results of the applied methods. These diagnostic statistics included loss ratios, claim severity, and implied average outstanding per unpaid claim.

We used a selected ratio of expected unallocated loss adjustment expense to loss and allocated loss adjustment expense to project the unallocated expense reserve by business segment. This ratio was applied to M&R indicated IBNR reserves as of September 30, 1994. One-half of the selected ratio was applied to the case reserves as of September 30, 1994. This approach assumes that half of the unallocated expenses is paid when a claim is opened and half is paid when the claim is paid.


INDIVIDUAL SUBSIDIARIES

The following discussion outlines our analysis of each of the GAIG subsidiaries. For each business segment we discuss material differences in our analysis from the general approach discussed above. We also explain any intercompany reinsurance agreements reflected in developing the M&R indicated net reserves, in addition to "Other Considerations" pertinent to our analysis for each subsidiary.


TRANSPORT INSURANCE COMPANY

We applied the techniques discussed in the METHODS section of the appendix to develop projected ultimate loss and ALAE net of specific reinsurance and salvage and subrogation recoveries for the following business segments:

          -       Large Fleet Automobile Liability
          -       Large Fleet Automobile Physical Damage
          -       Small Fleet Automobile Liability
          -       Small Fleet Automobile Physical Damage

To develop ULAE reserves, we selected a ratio of ULAE payments to loss plus ALAE payments based on insurance industry experience.

Exceptions to the general methodology by line of business are discussed below.


         Non-Standard Automobile Liability

         We relied solely on the Bornhuetter-Ferguson approach to develop our reserve estimates because this business segment is new in 1993. The development factors underlying our projections are based on insurance industry experience.


         Non-Standard Automobile Physical Damage

         We relied solely on the Bornhuetter-Ferguson approach to develop our reserve estimates because this business segment is new in 1993. The development factors underlying our projections are based on insurance industry experience.


         Workers' Compensation

         This business has been in runoff since 1987. Since we did not have net statistics as of September 30, 1994, we reviewed the analysis completed by the Great American Actuarial Department as of December 31, 1993. Based on our review, we accepted their projected ultimate losses and reserves. We then estimated the amount of additional payments during 1994 to develop a reserve estimate as of September 30, 1994.


         Commercial Automobile Liability (Motor Carrier)

         This segment has been in runoff since 1986. Since we did not have statistics as of September 30, 1994, we projected ultimate losses based on the experience as of December 31, 1993. We then subtracted the actual payments made through September 30, 1994 to develop a reserve estimate. The development factors underlying our analysis are based on insurance industry experience.


         Workers' Compensation (Motor Carrier)

         This segment has been in runoff since 1986. Since we did not have statistics as of September 30, 1994, we projected ultimate losses based on the experience as of December 31, 1993. We then subtracted the actual payments made through

         September 30, 1994 to develop a reserve estimate. The development factors underlying our analysis are based on insurance industry experience.

         Both the automobile and workers' compensation business in the motor carrier segment are subject to a quota share reinsurance with an affiliate, the American Empire Surplus Lines Insurance Company. Our net reserves account for this cession.


         Special Risk (Motor Carrier)

         This segment has been in runoff since 1986. Since we did not have statistics as of September 30, 1994, we projected ultimate losses based on the experience as of December 31, 1993. We then subtracted estimated payments made through September 30, 1994 to develop a reserve estimate. The development factors underlying our analysis are based on insurance industry experience.

         The special risk business we reviewed is ceded to American Empire. Our net reserves for Transport account for this cession.


         Other Considerations

         Transport also has an exposure in the layer from $1 million per occurrence to $5 million per occurrence for commercial automobile liability claims from October 1, 1991 through May 31, 1993. We estimated a reserve for this exposure using the Bornhuetter-Ferguson approach with the initial expected losses calculated by multiplying the net ultimate losses by an expected relationship of excess to net losses. The expected relationship was based on commercial automobile industry experience. The development factors used in this analysis are based on experience collected by the Reinsurance Association of America (RAA).

         We did not review approximately $16.5 million of case reserves held in Transport's general ledger. These amounts were primarily for business segments in runoff.

         With the exception of $1.1 million held for special risk liquidated treaties, these non reviewed reserves as well as other net loss and allocated expense reserves are subject to a 90% quota share cession to the Great American pool. Our net reserves for Transport account for this cession.

         All of our Transport estimates, including amounts subject to intercompany reinsurance agreements, have been reduced by the amounts held for environmental claims. Liabilities for A&E exposure are outside of the scope of this review.

STONEWALL INSURANCE COMPANY


         Primary Buffer

         Data evaluated as of September 30, 1994 was not available for this runoff business segment. We analyzed paid and incurred development through September 30, 1993 to project ultimate losses and estimated payments through September 30, 1994 to develop reserve estimates. We supplemented the Company's own development patterns with insurance industry data.

         We used a ratio of ULAE to loss plus ALAE based on the Company's carried reserves to develop our unallocated expense reserve.


         Excess and Umbrella

         Data evaluated as of September 30, 1994 was not available for this runoff business segment. We analyzed paid and incurred development through September 30, 1993 to project ultimate losses and estimated payments through September 30, 1994 to develop reserve estimates. We supplemented the Company's own development patterns with insurance industry data.

         We used a ratio of ULAE to loss plus ALAE based on the Company's carried reserves to develop our unallocated expense reserve.


         DIA - Los Angeles

         Only calendar year incurred data through September 30, 1993 was available for this business segment. We first reduced the case outstanding reserves for estimated environmental claims based on information supplied by the Company. We then analyzed the cumulative incurred losses by calendar year and modeled the runoff to develop a factor to apply to estimated case incurred loss and allocated expenses as of September 30, 1994. Our estimated reserve was calculated by subtracting projected payments as of September 30, 1994 from the estimated ultimate losses.

         We used a ratio of ULAE to loss plus ALAE based on the Company's carried reserves to develop our unallocated expense reserve.

         Dia - London

         Only calendar year incurred data through September 30, 1993 was available for this business segment. We analyzed the cumulative incurred losses by calendar year and modeled the runoff to develop a factor to apply to estimated case incurred loss and allocated expenses as of September 30, 1994. Our estimated reserve was calculated by subtracting projected payments as of September 30, 1994 from the estimated ultimate losses.

         We used a ratio of ULAE to loss plus ALAE based on the Company's carried reserves to develop our unallocated expense reserve.


         Other Considerations

         As noted above, we reduced the case incurred losses for the DIA-Los Angeles segment for estimated A&E claims. Liabilities for A&E exposures are outside of the scope of this review.



American Empire Surplus Lines Insurance Company (AESLIC)

We applied the techniques discussed in the METHODS section of this appendix to develop projected ultimate loss and ALAE net of specific reinsurance and salvage and subrogation recoveries for the following business segments.

         -       Combined Property Lines
         -       Short Tail Casualty
         -       Asbestos Abatement
         -       Claims Made
         -       Long Tail Casualty
         -       Medical Professional
         -       Naughton Programs
         -       Self-Insured Retention
         -       Facultative Reinsurance
         -       Long Term Fidelity (Fidelity Environmental Insurance Company)
         -       Short-Term Fidelity (Fidelity Environmental Insurance Company)
         -       Buffer Liability (Stonewall Surplus Lines Insurance Company)
         -       Claims-Made (Stonewall Surplus Lines Insurance Company)
         -       Primary Oil (Stonewall Surplus Lines Insurance Company)
         - Primary Property and Casualty (Stonewall Surplus Lines Insurance Company)
         -       Self-Insured Retention Auto (Stonewall Surplus Lines
                 Insurance Company)

         - Self-Insured Retention Non-Auto (Stonewall Surplus Lines Insurance Company)
         -       Umbrella (Stonewall Surplus Lines Insurance Company)

We supplemented the Company's own loss history with insurance industry data to select development patterns for most business segments. Salvage and subrogation recoveries were analyzed separately.

To develop ULAE reserves we selected a ratio of ULAE payments to loss plus ALAE payments based on insurance industry experience.

Exceptions to the general methodology by line of business are discussed below.


         Short Term Fidelity (Fidelity Environmental Insurance Company)

         We relied on the selected loss ratio and Bornhuetter-Ferguson results due to the limited amount of actual experience.


         Buffer Liability (Stonewall Surplus Lines Insurance Company)

         Due to the low volume of data, we relied heavily on the Bornhuetter-Ferguson and selected loss ratio methods.


         Claims Made (Stonewall Surplus Lines Insurance Company)

         Due to the low volume of data, we relied heavily on the Bornhuetter-Ferguson and selected loss ratio methods.


         Primary Oil (Stonewall Surplus Lines Insurance Company)

         Due to the low volume of data, we relied heavily on the Bornhuetter-Ferguson and selected loss ratio methods.


         Primary Property and Casualty (Stonewall Surplus Lines Insurance
         Company)

         Due to the low volume of data, we relied heavily on the Bornhuetter-Ferguson and selected loss ratio methods.

         Self-Insured Retention Auto (Stonewall Surplus Lines Insurance Company)

         Due to the low volume of data, we relied heavily on the Bornhuetter-Ferguson and selected loss ratio methods.


         Self-Insured Retention Non-Auto (Stonewall Surplus Lines Insurance Company)

         Due to the low volume of data, we relied heavily on the Bornhuetter-Ferguson and selected loss ratio methods.


         Umbrella (Stonewall Surplus Lines Insurance Company)

         Due to the low volume of data, we relied heavily on the Bornhuetter-Ferguson and selected loss ratio methods.


         Other Considerations

         In addition to these business segments, there are approximately $6.0 million of AESLIC reserves that we did not review. These reserves include $5 million for potentially uncollectible reinsurance and a credit of $1 million for future salvage and subrogation recoveries, as well as some other items.

         As explained above, AESLIC assumes reserves from Transport for the motor carrier business segments. In addition, AESLIC assumes reserves for accident years 1987 and prior from the Republic Indemnity Company of California. Our net reserves for AESLIC account for these assumptions.

         We also reduced our estimated reserves by the amounts held for environmental claims. Liabilities for A&E exposures are outside of the scope of this review.



MID-CONTINENT INSURANCE COMPANY

We applied the techniques discussed in the METHODS section of this appendix to develop projected ultimate loss and ALAE net of specific reinsurance and salvage and subrogation recoveries for the following business segments.

         -       Personal Automobile Liability
         -       Commercial Automobile Liability
         -       Automobile Physical Damage
         -       Workers' Compensation

         -       Other Liability
         -       Products Liability
         -       Property
         -       Surety and Fidelity
         -       Umbrella
         -       Automobile Liability (Oklahoma Surety)
         -       Automobile Physical Damage (Oklahoma Surety)

To develop ULAE reserves, we selected a ratio of ULAE payments to loss plus ALAE payments based on Mid-Continent data.


         Other Considerations

         In addition to these business segments, there are approximately $1.9 million of reserves we did not review. These reserves include amounts held for large deductibles plus some reconciliation items.

         We also reduced our estimated reserves by the amounts held for A&E claims. Liabilities for A&E exposure are outside of the scope of this review.

                                                                     EXHIBIT B-1

                        GREAT AMERICAN INSURANCE GROUP

                          Transport Insurance Group

                              Net of Reinsurance
                Excluding Asbestos and Environmental Exposures
                             (amounts in $000's)


                                                  (1)               (2)              (3)

                                                 Total              M&R
                                                Loss & LAE        Indicated
                                                 Reserves         Loss & LAE         Redundancy
                                                 Carried           Reserves        /(Deficiency)
LINE OF BUSINESS                                at 9/30/94        at 9/30/94         (1) - (2)
                                                ----------        ----------       -------------
Large Fleet Automobile Liability                                  $ 34,539
Large Fleet Automobile Physical Damage                                 251
Small Fleet Automobile Liability                                     9,827
Small Fleet Automobile Physical Damage                                  61
Non-Standard Automobile Liability                                    7,708
Non-Standard Automobile Physical Damage                                556
Workers' Compensation                                               15,606
Commercial Automobile Liability and
  Workers' Compensation (Motor Carrier)                             19,241
Special Risk (Motor Carrier)                                        14,350

Subtotal                                                          $102,139

Other Cessions (a)                                                (107,031)
Reserves of $4M excess $1M                                           2,809
Other Assumptions                                                        0
Environmental                                                         (224)
Non-Reviewed                                                        16,491

Total                                            $14,798          $ 14,184             $614

Notes:
  (a) Other cessions include $76.8 million to Great American, $14.4 million of Special Risk to American Empire Surplus Lines Insurance Company, and $15.9 million of Motor Carrier to American Empire Surplus Lines Insurance Company.


                                                                     EXHIBIT B-2

                        GREAT AMERICAN INSURANCE GROUP

                         Stonewall Insurance Company
                                 (in Runoff)

                              Net of Reinsurance
                Excluding Asbestos and Environmental Exposures
                             (amounts in $000's)


                                                  (1)               (2)              (3)

                                                  Total              M&R
                                                Loss & LAE        Indicated
                                                 Reserves         Loss & LAE         Redundancy
                                                 Carried           Reserves        /(Deficiency)
LINE OF BUSINESS                                at 9/30/94        at 9/30/94         (1) - (2)
                                                ----------        ----------       -------------
Primary Buffer                                                     $ 2,962
Excess & Umbrella                                                   27,088
DIA - Los Angeles                                                    4,449
DIA - London                                                         2,966

Subtotal                                                           $37,465

Other Cessions                                                           0
Other Assumptions                                                        0
Environmental                                                            0
Non-Reviewed                                                             0

Total                                            $37,641           $37,465             $176

                                                                    EXHIBIT B-3

                                                  GREAT AMERICAN INSURANCE GROUP

                                          American Empire Surplus Lines Insurance Company

                                                        Net of Reinsurance
                                          Excluding Asbestos and Environmental Exposures
                                                        (amounts in $000's)


                                                                                       (1)              (2)                (3)

                                                                                      Total             M&R
                                                                                    Loss & LAE       Indicated
                                                                                     Reserves        Loss & LAE        Redundancy
                                                                                     Carried          Reserves        /(Deficiency
LINE OF BUSINESS                                                                    at 9/30/94       at 9/30/94        (1) - (2)
                                                                                    ----------       ----------       ------------

Combined Property Lines                                                                                $  1,933
Short Tail Casualty                                                                                      43,306
Asbestos Abatement                                                                                        1,766
Claims Made                                                                                                 993
Long Tail Casualty                                                                                       23,338
Medical Professional                                                                                        306
Naughton Programs                                                                                        16,262
Self Insured Retention                                                                                   12,460
Facultative Reinsurance                                                                                   3,295
Long Tail Fidelity (Fidelity Environmental)                                                              11,276
Short Tail Fidelity (Fidelity Environmental)                                                              7,103
Buffer Liability (Stonewall Surplus Lines Insurance Company)                                                487
Claims Made (Stonewall Surplus Lines Insurance Company)                                                     175
Primary Oil (Stonewall Surplus Lines Insurance Company)                                                     765
Primary Property and Casualty (Stonewall Surplus Lines Insurance Company)                                 1,780
Self Insured Retention Auto (Stonewall Surplus Lines Insurance Company)                                     508
Self Insured Retention Non-Auto (Stonewall Surplus Lines Insurance Company)                                 562
Umbrella (Stonewall Surplus Lines Insurance Company)                                                      3,589

Subtotal                                                                                               $129,904

Other Cessions                                                                                                0
Other Assumptions (b)                                                                                    35,648
Environmental                                                                                            (6,573)
Non-Reviewed (a)                                                                                          5,974

Total                                                                                 $208,609         $164,953            $43,656

Notes:
  (a)  The non-reviewed reserve include $5 million for TID solvency, $1.114 million for commutations,
       $1 million for 1984 and prior, and a credit $1.14 million for salvage and subrogation.

  (b)  Other assumptions include $5.4 million from Republic Indemnity of California, $15.9 million from
       Transport Motor Carrier, and $14.4 million from Transport Special Risk.

                                                                    EXHIBIT B-4

                                                  GREAT AMERICAN INSURANCE GROUP

                                                  Mid-Continent Insurance Company

                                                        Net of Reinsurance
                                          Excluding Asbestos and Environmental Exposures
                                                        (amounts in $000's)


                                                                                       (1)              (2)                (3)

                                                                                      Total             M&R
                                                                                    Loss & LAE       Indicated
                                                                                     Reserves        Loss & LAE        Redundancy
                                                                                     Carried          Reserves        /(Deficiency
LINE OF BUSINESS                                                                    at 9/30/94       at 9/30/94        (1) - (2)
                                                                                    ----------       ----------       ------------

Personal Automobile Liability                                                                           $ 7,140
Commercial Automobile Liability                                                                          15,002
Automobile Physical Damage                                                                                  844
Worker's Compensation                                                                                    18,947
Other Liability                                                                                          14,468
Products Liability                                                                                        1,312
Property                                                                                                    804
Surety & Fidelity                                                                                           482
Umbrella                                                                                                    587
Automobile Liability (Oklahoma Surety)                                                                    2,118
Automobile Physical Damage (Oklahoma Surety)                                                                127

Subtotal                                                                                                $61,831

Other Cessions                                                                                                0
Other Assumptions                                                                                             0
Environmental                                                                                              (352)
Non-Reviewed (a)                                                                                             1,863

Total                                                                                  $61,861          $63,342            ($1,481)

Notes:
  (a)  Non-reviewed reserves include case reserve for large deductibles plus reconciliation items.


                                                                    EXHIBIT B-5

                                                  GREAT AMERICAN INSURANCE GROUP

                                                     Transport Insurance Group
                                          Excluding Asbestos and Environmental Exposures
                                                      (amounts in thousands)

                                         Net Loss and ALAE Ratio as of September 30, 1994


                                 M&R Indicated Ultimate Loss and ALAE Net of Salvage & Subrogation
- ------------------------------------------------------------------------------------------------------------------------------
                              Large                         Small                           Non-
               Large          Fleet          Small          Fleet           Non-          Standard
               Fleet         Physical        Fleet         Physical       Standard       Automobile
Accident     Automobile     Automobile     Automobile     Automobile     Automobile       Physical       Workers'
  Year       Liability        Damage       Liability        Damage       Liability         Damage      Compensation     Total
- --------     ----------     ----------     ----------     ----------     ----------      ----------    ------------     -----
  1985         $ 20,812        $ 5,783        $     0         $    0        $     0          $    0          $2,086   $ 28,681
  1986           31,067          1,426          7,735          2,800              0               0             570     43,598
  1987           16,866            759          3,909          1,216              0               0             861     23,611
  1988           31,683            606          4,299            658              0               0               0     37,246
  1989           36,049            912          4,283            556              0               0               0     41,800
  1990           25,703            650          1,491            566              0               0               0     28,410
  1991           16,823            327            257             65              0               0               0     17,472
  1992           12,091            304          2,895            221              0               0               0     15,511
  1993           13,976            394          4,124            181          2,783           1,125               0     22,583
  1994            8,756            438          4,788            177          8,876           3,026               0     34,749

 Total         $216,745        $11,745        $35,377         $6,499        $14,618          $5,160          $3,517   $293,661

                                                        Net Earned Premiums
- ------------------------------------------------------------------------------------------------------------------------------
                              Large                         Small                           Non-
               Large          Fleet          Small          Fleet           Non-          Standard
               Fleet         Physical        Fleet         Physical       Standard       Automobile
Accident     Automobile     Automobile     Automobile     Automobile     Automobile       Physical       Workers'
  Year       Liability        Damage       Liability        Damage       Liability         Damage      Compensation     Total
- --------     ----------     ----------     ----------     ----------     ----------      ----------    ------------     -----

  1985          $     0             NA         $    0             NA             NA              NA              NA         NA
  1986                0             NA              0             NA             NA              NA              NA         NA
  1987           39,960             NA          7,428             NA             NA              NA              NA         NA
  1988           45,595             NA          4,849             NA             NA              NA              NA    $50,444
  1989           51,070             NA          6,449             NA             NA              NA              NA     57,519
  1990           34,806             NA          3,116             NA             NA              NA              NA     37,922
  1991           24,944             NA          1,127             NA             NA              NA              NA     26,071
  1992           26,222             NA          3,193             NA             NA              NA              NA     29,415
  1993           25,136             NA          6,555             NA          7,751              NA              NA     39,442
  1994           12,023             NA          5,708             NA         20,510              NA              NA     50,989


                                                 M&R Indicated Loss & ALAE Ratios
- ------------------------------------------------------------------------------------------------------------------------------
                              Large                         Small                           Non-
               Large          Fleet          Small          Fleet           Non-          Standard
               Fleet         Physical        Fleet         Physical       Standard       Automobile
Accident     Automobile     Automobile     Automobile     Automobile     Automobile       Physical       Workers'
  Year       Liability        Damage       Liability        Damage       Liability         Damage      Compensation     Total
- --------     ----------     ----------     ----------     ----------     ----------      ----------    ------------     -----

  1985               NA             NA             NA             NA             NA              NA              NA        NA
  1986               NA             NA             NA             NA             NA              NA              NA        NA
  1987            42.21%          1.90%         52.63%         16.37%            NA              NA              NA        NA
  1988            69.49%          1.33%         88.66%         13.57%            NA              NA              NA     73.84%
  1989            70.59%          1.79%         66.41%          8.62%            NA              NA              NA     72.67%
  1990            73.85%          1.87%         47.85%         18.16%            NA              NA              NA     74.92%
  1991            67.44%          1.31%         22.80%          5.77%            NA              NA              NA     67.02%
  1992            46.11%          1.16%         90.67%          6.92%            NA              NA              NA     52.73%
  1993            55.60%          1.57%         62.91%          2.76%         35.91%          14.51%             NA     57.26%
  1994            72.83%          3.64%         83.88%          3.10%         43.28%          14.75%             NA     68.15%


                                                                    EXHIBIT B-6

                                                  GREAT AMERICAN INSURANCE GROUP

                                                     Stonewall Insurance Group
                                          Excluding Asbestos and Environmental Exposures
                                                      (amounts in thousands)

                                         Net Loss and ALAE Ratio as of September 30, 1994


                                 M&R Indicated Ultimate Loss and ALAE Net of Salvage & Subrogation
- -----------------------------------------------------------------------------------------------------------------------------

                                                         Primary          Self            Self
                                                         Property        Insured         Insured
Accident        Buffer         Claims       Primary        and          Retention       Retention
  Year         Liability        Made          Oil        Casualty         Auto          Non-Auto        Umbrella       Total
- --------       ---------       ------       -------      --------       ---------       ---------       --------       -----

  1991              $222         $  0       $     0        $  596            $  0         $     0         $  522      $ 1,340
  1992                77           16            17           593             318             278          1,126        2,425
  1993               187           62           303         1,906             320             267            919        3,964
  1994                57           81        414.75         1,092             249          120.75            696        3,614

 Total              $562         $186       $   873        $4,551            $970         $   706         $3,495      $11,343


                                                        Net Earned Premiums
- -----------------------------------------------------------------------------------------------------------------------------

                                                         Primary          Self            Self
                                                         Property        Insured         Insured
Accident        Buffer         Claims       Primary        and          Retention       Retention
  Year         Liability        Made          Oil        Casualty         Auto          Non-Auto        Umbrella       Total
- --------       ---------       ------       -------      --------       ---------       ---------       --------       -----

  1991              $341         $  0          $  0        $   75            $  0            $  0         $1,044       $1,460
  1992                32           25            26           913             342             427          2,048        3,813
  1993               287           96           466         1,725             493             411          1,532        5,010
  1994                88          125           639         1,680             383             186          1,071        5,563


                                                 M&R Indicated Loss & ALAE Ratios
- -----------------------------------------------------------------------------------------------------------------------------

                                                         Primary          Self            Self
                                                         Property        Insured         Insured
Accident        Buffer         Claims       Primary        and          Retention       Retention
  Year         Liability        Made          Oil        Casualty         Auto          Non-Auto        Umbrella       Total
- --------       ---------       ------       -------      --------       ---------       ---------       --------       -----

  1991             65.10%          NA            NA        794.67%             NA              NA          50.00%      91.78%
  1992            240.63%       64.00%        65.38%        64.95%          92.98%          65.11%         54.98%      63.60%
  1993             65.16%       64.58%        65.02%       110.49%          64.91%          64.96%         59.99%      79.12%
  1994             64.96%       64.67%        64.91%        65.00%          64.97%          64.92%         64.99%      64.96%


                                                                     EXHIBIT B-7

                                                  GREAT AMERICAN INSURANCE GROUP

                                          American Empire Surplus Lines Insurance Company
                                          Excluding Asbestos and Environmental Exposures
                                                      (amounts in thousands)

                                         Net Loss and ALAE Ratio as of September 30, 1994

                                 M&R Indicated Ultimate Loss and ALAE Net of Salvage & Subrogation
- -----------------------------------------------------------------------------------------------------------------------
                                 Short                                         Long
Accident                          Tail          Asbestos        Claims         Tail            Medical         Naughton
  Year          Property        Casualty        Abatement        Made         Casualty       Professional      Programs
- --------        --------        --------        ---------       ------        --------       ------------      --------
  1985          $ 3,949         $ 10,075         $   61         $    0        $ 1,760           $  0           $ 1,817
  1986            3,718           27,741            385            458         10,905              0            11,612
  1987            3,854           35,345            222            629         10,424            198             9,070
  1988            3,035           22,142          1,442             29          3,098             84             7,980
  1989            5,418           14,945          1,689             15          3,855            581             4,600
  1990            7,158           11,969            262            534          4,323             51             4,081
  1991            5,645           11,261            835              0          3,386              0             3,513
  1992            4,096            7,794            180          1,020          1,792             85             3,221
  1993            2,200            9,927            135            272            403              0             4,362
  1994            1,866            9,307             87            431            333              0             3,178

  Total         $41,561         $161,608         $5,327         $3,531        $40,390           $999           $54,493


                  M&R Indicated Ultimate Loss and ALAE Net of Salvage & Subrogation
- ------------------------------------------------------------------------------------------------------
                                                        Long                 Short
                   Self                                 Tail                 Tail
Accident         Insured         Facultative         (Fidelity             (Fidelity
  Year          Retention        Reinsurance        Environmental)        Environmental)         Total
- -------         ---------        -----------        --------------        --------------         -----

  1985          $ 1,240            $    0             $     0                 $    0           $ 18,902
  1986            4,023                 0                   0                      0             58,842
  1987            5,385                 0                   0                      0             65,127
  1988            5,553                 0                   0                    342             43,363
  1989            2,291               194               3,007                  1,442             33,588
  1990            2,647               159               3,389                  1,631             31,184
  1991              532               292               1,801                  2,027             25,464
  1992              529             1,050               1,609                  1,741             19,767
  1993              329             1,067               1,113                  1,288             18,695
  1994              212             1,090                 652                    890             22,004

  Total         $22,812            $4,215             $11,788                 $9,657           $336,936

                                                    Net Earned Premiums
- -----------------------------------------------------------------------------------------------------------------------
                                 Short                                         Long
Accident                          Tail          Asbestos        Claims         Tail            Medical         Naughton
  Year          Property        Casualty        Abatement        Made         Casualty       Professional      Programs
- --------        --------        --------        ---------       ------        --------       ------------      --------
  1985          $ 6,733          $11,738         $ 2,196        $    0        $ 2,350           $  0           $   471
  1986           10,414           62,590          12,841         2,650         36,333              0             6,322
  1987           10,945           83,176          18,981         3,335         34,747             48            10,459
  1988            7,909           58,310          13,176         1,337         10,327            388             8,184
  1989            8,133           39,465           6,747           456          3,509            423             5,953
  1990           11,334           27,693           3,180           505          2,276            222             5,057
  1991            8,571           20,357           3,380         1,068          2,064             13             4,242
  1992            5,611           14,818             451         1,651          1,580              1             3,442
  1993            5,085           15,606             337         1,781            536              0             3,239
  1994            6,087           10,904             218         1,386            421              0             2,604



                                            Net Earned
- ------------------------------------------------------------------------------------------------------
                                                        Long                 Short
                   Self                                 Tail                 Tail
Accident         Insured         Facultative         (Fidelity             (Fidelity
  Year          Retention        Reinsurance        Environmental)        Environmental)         Total
- -------         ---------        -----------        --------------        --------------         -----

  1985          $ 1,492            $    0                  NA                     NA                NA
  1986           14,205                 0                  NA                     NA                NA
  1987           15,391                 0              $   18                 $   26                NA
  1988            7,425                 0               1,299                  1,949                NA
  1989            4,496               161               4,626                  6,939           $80,908
  1990            2,711             1,458               5,214                  7,821            67,471
  1991            1,713             1,931               2,770                  3,777            47,886
  1992            1,073             1,907               2,475                  3,482            36,491
  1993              565             2,267               1,712                  2,428            33,578
  1994              285             2,216               1,003                  1,461            35,447



                                            M&R Indicated Loss & ALAE Ratios
- -----------------------------------------------------------------------------------------------------------------------
                                 Short                                         Long
Accident                          Tail          Asbestos        Claims         Tail            Medical         Naughton
  Year          Property        Casualty        Abatement        Made         Casualty       Professional      Programs
- --------        --------        --------        ---------       ------        --------       ------------      --------
  1985          58.65%           85.83%            2.78%           NA          74.89%              NA           385.77%
  1986          35.70%           44.32%            3.00%        17.28%         30.18%              NA           183.68%
  1987          35.21%           42.49%            1.17%        18.86%         30.00%          412.50%           86.72%
  1988          38.37%           37.97%           10.94%         2.17%         30.00%           21.65%           97.51%
  1989          66.62%           37.87%           25.03%         3.29%        109.86%          137.35%           77.27%
  1990          63.16%           43.22%            8.24%       105.74%        139.94%           22.97%           80.70%
  1991          65.86%           55.32%           60.51%         0.00%        164.05%            0.00%           82.81%
  1992          73.00%           52.60%           39.91%        61.78%        111.42%           400.00%          93.58%
  1993          43.26%           63.61%           40.06%        35.26%         72.48%               NA          134.67%
  1994          30.66%           85.35%           39.86%        31.06%         79.14%               NA          122.03%


                                 M&R Indicated Loss & ALAE Ratios
- ------------------------------------------------------------------------------------------------------
                                                        Long                 Short
                   Self                                 Tail                 Tail
Accident         Insured         Facultative         (Fidelity             (Fidelity
  Year          Retention        Reinsurance        Environmental)        Environmental)         Total
- -------         ---------        -----------        --------------        --------------         -----

  1985           83.11%                NA                  NA                      NA                NA
  1986           28.32%                NA                  NA                      NA                NA
  1987           34.99%                NA                0.00%                   0.00%               NA
  1988           74.79%                NA                0.00%                  17.55%               NA
  1989           50.96%            120.50%              65.00%                  20.78%            41.51%
  1990           97.64%             10.91%              65.00%                  20.85%            46.22%
  1991           31.06%             15.12%              65.02%                  53.67%            53.18%
  1992           49.30%             55.06%              65.01%                  50.00%            54.17%
  1993           58.23%             47.07%              65.00%                  53.04%            55.68%
  1994           74.47%             49.17%              65.00%                  60.88%            62.08%

                                                                     EXHIBIT B-8

                        GREAT AMERICAN INSURANCE GROUP

                      Mid-Continental Insurance Company
                Excluding Asbestos and Environmental Exposures
                            (amounts in thousands)

               Net Loss and ALAE Ratio as of September 30, 1994

                               M&R Indicated Ultimate Loss and ALAE Net of Salvage & Subrogation
- --------------------------------------------------------------------------------------------------------------
                Personal        Commercial       Automobile
Accident       Automobile       Automobile        Physical           Workers'          Other         Products
  Year         Liability        Liability          Damage         Compensation      Liability       Liability
- --------       ---------        ---------        ----------       -------------     ---------       -----------
  1985           $ 7,824         $ 4,253          $ 9,333           $ 16,010         $ 3,623          $  552
  1986             8,442           4,645            7,562             15,629           2,651             179
  1987            10,880           5,384            7,291             18,828           2,416             269
  1988             8,879           6,889            8,348             24,260           3,254             487
  1989            13,038           4,391            7,219             25,021           3,377             252
  1990            14,499           8,505            7,773             33,662           3,738              71
  1991            11,722           7,022            6,817             23,509           4,253             158
  1992             7,687           7,751            5,351             10,862           5,044             425
  1993             6,418           9,502            5,200              1,589           5,488             306
  1994             4,295           8,882            4,072                  0           4,878             290

  Total          $95,115         $70,185          $70,323           $169,370         $40,348          $3,085


                     M&R Indicated Ultimate Loss and ALAE Net of Salvage & Subrogation
- ---------------------------------------------------------------------------------------------------------------
                                                                                     Automobile
                                                                  Automobile          Physical
                                                                  Liability            Damage
Accident                         Surety &                         (Oklahoma           (Oklahoma
  Year          Property         Fidelity        Umbrella           Surety)            Surety)          Total
- -------         ---------        ---------       ---------        -----------        ----------         -----
  1985          $   910           $ 3,520          $  0             $ 1,934             $  792         $ 48,751
  1986            1,188             2,119             0               2,657                834           45,906
  1987            1,741             2,035             0               2,814                790           52,448
  1988            1,591             1,546             0               2,759                965           58,978
  1989              994               327             0               3,127                756           58,502
  1990            1,707               144             0               3,822                845           74,766
  1991            1,228               260             0               3,770                902           59,641
  1992            1,486               163            46               2,862                899           42,576
  1993            1,061               170           184               2,856                800           33,574
  1994            1,556               738           304               1,826                506           36,459

  Total         $13,981           $11,268          $635             $29,035             $8,257         $511,601


                                              Net Earned Premiums
- ----------------------------------------------------------------------------------------------------------------
                Personal        Commercial       Automobile
Accident       Automobile       Automobile        Physical           Workers'          Other         Products
  Year         Liability        Liability          Damage         Compensation      Liability       Liability
- --------       ---------        ---------        ----------       -------------     ---------       -----------
  1985         $ 3,640            $ 5,224          $     0           $     0          $     0         $    0
  1986          10,321              7,562                0                 0                0              0
  1987          11,636              8,619                0                 0                0              0
  1988          12,815              8,005                0            22,791           11,400          1,602
  1989          14,145              7,321           15,470            23,121           10,514          2,077
  1990          14,626              7,624           14,539            25,089           11,985          1,665
  1991          11,983              7,988           13,401            24,171           11,836          2,153
  1992          10,187             11,098           11,222            12,508           12,175          1,981
  1993           8,471             13,139           10,219             2,312           14,266          2,217
  1994           5,896             12,020            8,171                 0           11,332          2,278

                                        Net Earned Premiums
- ----------------------------------------------------------------------------------------------------------------
                                                                                     Automobile
                                                                  Automobile          Physical
                                                                  Liability            Damage
Accident                         Surety &                         (Oklahoma           (Oklahoma
  Year          Property         Fidelity        Umbrella           Surety)            Surety)          Total
- -------         ---------        ---------       ---------        -----------        ----------         -----
  1985           $    0           $    0           $  0             $    0              $    0              NA
  1986                0                0              0                  0                   0              NA
  1987                0                0              0                  0                   0              NA
  1988            2,592                0              0              4,443               2,110              NA
  1989            2,407            1,136              0              4,338               1,818         $82,349
  1990            2,385            1,107              0              4,357               1,834          85,311
  1991            2,371            2,245              0              4,737               1,941          84,828
  1992            2,429            2,864            175              4,635               1,728          71,002
  1993            2,756            3,411            465              4,355               1,524          63,328
  1994            2,715            2,727            507              2,910               1,030          68,831




                                         M&R Indicated Loss and ALAE Ratios
- ---------------------------------------------------------------------------------------------------------------
                Personal        Commercial       Automobile
Accident       Automobile       Automobile        Physical           Workers'         Other         Products
  Year         Liability        Liability          Damage         Compensation      Liability       Liability
- --------       ---------        ---------        ----------       -------------     ---------       -----------
  1985          90.56%            81.41%               NA               NA               NA              NA
  1986          81.78%            61.41%               NA               NA               NA              NA
  1987          93.50%            62.32%               NA               NA               NA              NA
  1988          69.29%            86.06%               NA           106.45%           28.54%          30.40%
  1989          92.17%            59.96%            46.66%          108.22%           32.12%          12.13%
  1990          99.13%           111.56%            53.10%          134.17%           31.19%           4.26%
  1991          83.83%            87.91%            50.87%           97.25%           35.93%           7.34%
  1992          75.46%            69.84%            47.68%           86.84%           41.43%          21.45%
  1993          75.75%            71.28%            50.89%           68.71%           38.47%          13.80%
  1994          72.84%            73.67%            49.82%              NA            36.59%          12.71%

                                      M&R Indicated Loss and ALAE Ratios
- ------------------------------------------------------------------------------------------------------------------
                                                                                     Automobile
                                                                  Automobile          Physical
                                                                  Liability            Damage
Accident                         Surety &                         (Oklahoma           (Oklahoma
  Year          Property         Fidelity        Umbrella           Surety)             Surety)         Total
- -------         ---------        ---------       ---------        -----------        ----------         -----
  1985               NA              NA              NA                 NA                NA               NA
  1986               NA              NA              NA                 NA                NA               NA
  1987               NA              NA              NA                 NA                NA               NA
  1988            61.38%             NA              NA              62.10%            45.73%              NA
  1989            41.30%          28.79%             NA              72.08%            41.58%           71.04%
  1990            71.57%          13.01%             NA              87.72%            46.07%           87.64%
  1991            51.79%          11.58%             NA              79.59%            46.47%           70.31%
  1992            61.18%           5.69%          26.29%             61.75%            52.03%           59.96%
  1993            38.50%           4.98%          39.57%             65.58%            52.49%           53.02%
  1994            57.32%          27.06%          59.96%             62.73%            49.08%           52.97%


